UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14C INFORMATION
                                 ____________
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

<square>       Preliminary Information Statement

<square>       Confidential, for Use of the Commission Only (as permitted by
              Rule 14c-5(d)(i))

<checked-box>  Definitive Information Statement

                           LAMAR ADVERTISING COMPANY
               (Name of Registrant as Specified in its Charter)

  (Name of Person Filing Information Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

<square>       No fee required

<square>       Fee computed on table below per Exchange Act Rules 14c-5(g) and
              0-11.
      (1)   Title of each class of securities to which the transaction applies:
            Class A Common Stock, $0.001 par value per share (the "Lamar Class A Common Stock"), of Lamar Advertising Company ("Lamar") to be issued in connection with the purchase by Lamar Media Corp., a wholly-owned subsidiary of Lamar ("Lamar Media"), of all of the outstanding capital stock of (a) Chancellor Media Outdoor Corporation ("Chancellor Outdoor") and (b) Chancellor Media Whiteco Outdoor Corporation ("Chancellor Whiteco").
      (2)   Aggregate number of securities to which transaction applies:
            26,227,273 shares of Lamar Class A Common Stock.
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: The filing fee of $329,114 is calculated in accordance with Rule 0-11(c)(1)(i) under the Exchange Act as one fiftieth of one percent of $1,645,570,000, which is the aggregate book value as of March 31, 1999 of the (a) 1,000 shares of Common Stock, $0.01 par value per share, of Chancellor Outdoor and (b) 1,000 shares of Common Stock, $0.01 par value per share, of Chancellor Whiteco, to be purchased by Lamar Media in the transaction.
      (4)   Proposed maximum aggregate value of the transaction:
            $1,645,570,000.
      (5)   Total fee paid:  $329,114.

<checked-box>  Fee paid previously with preliminary materials.

<square>       Check box if any part of the fee is offset as provided
              by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                             INFORMATION STATEMENT

                           LAMAR ADVERTISING COMPANY
                           5551 CORPORATE BOULEVARD
                         BATON ROUGE, LOUISIANA 70808

      Lamar Advertising Company, a Delaware corporation ("Lamar"), is furnishing this Information Statement (the "Information Statement") to its stockholders in connection with the proposed purchase (the "Stock Purchase") by Lamar Media Corp., a Delaware corporation and wholly-owned subsidiary of Lamar ("Lamar Media") of all of the outstanding common stock of Chancellor Media Outdoor Corporation ("Chancellor Outdoor") from its parent corporation, Chancellor Media Corporation of Los Angeles ("Chancellor LA") and all of the outstanding common stock of Chancellor Media Whiteco Outdoor Corporation ("Chancellor Whiteco") from Chancellor LA's parent corporation, Chancellor Mezzanine Holdings Corporation ("Chancellor Mezzanine"), for a combination of $700 million in cash and 26,227,273 shares (the "Lamar Shares") of the Class A common stock, $0.001 par value per share, of Lamar (the "Class A Common Stock") to be issued by Lamar upon consummation of the Stock Purchase (the "Share Issuance").

      The Board of Directors of Lamar has fixed the close of business on August 4, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote on the Share Issuance. As of the Record Date, Lamar had outstanding 43,568,340 shares of Class A Common Stock, each of which is entitled to one vote per share, and 17,699,997 shares of Class B common stock, $0.001 par value per share (the "Class B Common Stock"), each of which is entitled to ten votes per share. The Share Issuance requires the affirmative vote of Lamar stockholders holding at least a majority of the voting power of the outstanding Lamar Class A and Class B Common Stock.

       The Reilly Family Limited Partnership ("RFLP"), holder of 100% of the Class B Common Stock as of the Record Date, representing approximately 80% of the total voting power of Lamar, has advised the Lamar Board that it intends to execute a written consent (the "Written Consent") approving the Share Issuance. Thus, no further stockholder vote will be necessary and the Written Consent will be executed in lieu of a special meeting of the stockholders of Lamar.

      This Information Statement is first being mailed to stockholders of
record as of the Record Date on or about August 13, 1999.   In accordance with
the regulations of the Securities and Exchange Commission, the Stock Purchase and the Share Issuance may not be completed prior to 20 business days following the date that this Information Statement is mailed to the Lamar stockholders.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
                                          By Order of the Board of Directors

                                                /S/ JAMES R. MCILWAIN
                                                   James R. McIlwain
                                                       Secretary
Baton Rouge, Louisiana
August 13, 1999

WHERE YOU CAN FIND MORE INFORMATION

      Lamar files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). You may inspect and copy this information at the Commission's public reference facilities in Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as the Commission's Regional Offices. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission's Web site at (http://www.sec.gov).

      Commission rules permit Lamar to "incorporate by reference" the information that it files with the Commission, which means that Lamar may disclose important information to you in this Information Statement by referring to documents that it files with the Commission. Certain information that Lamar currently has on file is incorporated by reference and is an important part of this Information Statement. Other information that Lamar will file later with the Commission will automatically update and supersede this information.

      Lamar incorporates by reference the following documents that it has filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"):

<circle>    Current Report on Form 8-K filed on October 15, 1998, as amended by Form 8-K/A filed on October 19, 1998 and by Form 8-K/A filed on June 8, 1999

<circle>    Annual Report on Form 10-K for the fiscal year ended December 31,
            1998 , as amended by Form 10-K/A filed on August 5, 1999

<circle>    Quarterly Report on Form 10-Q for the fiscal quarter ended March
            31, 1999

<circle>    Current Report on Form 8-K filed on May 7, 1999

<circle>    Current Report on Form 8-K filed on June 10, 1999

<circle>    Current Report on Form 8-K filed on July 7, 1999

<circle>    Current Report on Form 8-K filed on July 22, 1999, as amended by
            Form 8-K/A filed on July 26, 1999

<circle>    Current Report on Form 8-K filed on July 28, 1999

<circle>    Current Report on Form 8-K filed on August 3, 1999

<circle>    Current Report on Form 8-K filed on August 5, 1999

<circle>    Current Report on Form 8-K filed on August 6, 1999 (referencing
            File No.  333-50559)

<circle>    Current Report on Form 8-K filed on August 6, 1999 (referencing
            File No.  333-71929)

<circle>    Current Report on Form 8-K filed on August 10, 1999

<circle>    All other documents filed by Lamar with the Commission pursuant to Sections 13(a), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to consummation of the Stock Purchase.

      You may obtain any of the above-listed documents from us or from the Commission. Documents listed above are available from us without charge, excluding all appendices unless the appendices have been specifically incorporated by reference into this Information Statement. Stockholders may request copies by writing or telephoning us at:

                           Lamar Advertising Company
                           5551 Corporate Boulevard
                         Baton Rouge, Louisiana 70808
                            Attn: James R. McIlwain
                           Telephone: (225) 926-1000




                              TABLE OF CONTENTS

   SUMMARY                                                                1
     Explanatory Note Regarding Corporate Restructuring                   1
     Purpose of this Information Statement                                1
     Structure and Terms of the Stock Purchase                            1
     The Companies                                                        2
     The Closing Date                                                     2
     Reasons for the Stock Purchase                                       2
     Board Recommendation                                                 2
     Other Terms and Conditions to the Stock Purchase                     3
     Rights of Lamar Stockholders; Dilution                               5
     Accounting Treatment                                                 5
     Federal Income Tax Consequences                                      5
   COMPARATIVE PER SHARE DATA                                             6
   MARKET PRICES AND DIVIDENDS                                            7
     Lamar                                                                7
     Chancellor Outdoor                                                   7
   GENERAL                                                                8
     Purpose of this Information Statement                                8
     Explanatory Note Regarding Corporate Restructuring                   8
     Vote Required; Record Date                                           8
     The Written Consent                                                  8
   THE STOCK PURCHASE                                                     9
     The Stock Purchase Agreement                                         9
     Structure and Terms of the Stock Purchase                            9
     The Voting Agreement                                                 9
     Background of and Reasons for the Stock Purchase                     10
     Recommendation of the Lamar Board of Directors                       11
     The Closing Date                                                     11
     Certain Terms of the Stock Purchase Agreement                        11
     Hart-Scott-Rodino Clearance                                          12
     Other Conditions to the Stock Purchase                               13
     Sellers' Indemnification Obligations                                 14
     Conduct of Business by Chancellor Outdoor and Lamar
      Pending the Closing                                                 14
     No Solicitation                                                      15
     No Use of Chancellor Name                                            15
     Certain Employee Benefit Matters                                     16
     Amendment and Termination                                            16
     Fees and Expenses                                                    16
     Rights of Lamar Stockholders; Dilution                               16
     Appraisal Rights                                                     17
     Accounting Treatment                                                 17
     Certain Federal Income Tax Consequences                              17
     Federal Securities Law Consequences                                  17
   BUSINESS OF THE COMPANIES                                              18
     Description of the Business of Lamar                                 18
     Description of the Business of Chancellor Outdoor                    18
   PRINCIPAL STOCKHOLDERS OF LAMAR                                        21
   SELECTED FINANCIAL DATA OF LAMAR ADVERTISING COMPANY                   23
   SELECTED FINANCIAL DATA OF CHANCELLOR MEDIA OUTDOOR CORPORATION AND
    PREDECESSORS                                                          24
     Chancellor Media Outdoor Corporation                                 24
     The Outdoor Advertising Division of Whiteco Industries,  Inc.        25
     Martin Media L.P.                                                    26
     Martin & MacFarlane, Inc.                                            27
   CHANCELLOR MEDIA OUTDOOR CORPORATION MANAGEMENT'S DISCUSSION
    AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS         28
   LAMAR ADVERTISING COMPANY UNAUDITED PRO FORMA CONDENSED
    CONSOLIDATED FINANCIAL STATEMENTS                                     32
   ADDITIONAL INFORMATION; INCORPORATION BY REFERENCE                     39
   FURTHER STOCKHOLDER ACTION NOT REQUIRED                                39

   INDEX TO FINANCIAL STATEMENTS                                          F-1
   SECOND AMENDED AND RESTATED STOCK PURCHASE AGREEMENT AND RELATED
    AGREEMENTS                                                            A-1

                                    SUMMARY

   The following Summary is not a complete statement of all of the features or effects of Lamar's proposed acquisition of Chancellor Outdoor and Chancellor Whiteco. The more detailed business and financial information contained in, or incorporated by reference into, this Information Statement qualify this Summary in its entirety.

EXPLANATORY NOTE REGARDING CORPORATE RESTRUCTURING

   On July 20, 1999, Lamar Advertising Company completed a corporate restructuring (the "Restructuring") to create a new holding company structure. The Restructuring was accomplished through a merger under Section 251(g) of the Delaware General Corporation Law ("DGCL"). At the effective time of the merger, all stockholders of Lamar Advertising Company became stockholders of a new holding company and Lamar Advertising Company became a wholly-owned subsidiary of the new holding company. The new holding company took the Lamar Advertising Company name and the old Lamar Advertising Company was renamed Lamar Media Corp.

   The new holding company's Class A Common Stock trades under the symbol
"LAMR" on the Nasdaq National Market with the same CUSIP number as the old Lamar Advertising Company's Class A Common Stock. In the merger, all outstanding shares of the old Lamar Advertising Company's capital stock were converted into shares of the new holding company with the same voting powers, designations, preferences and rights, and the same qualifications, restrictions and limitations, as the shares of the old Lamar Advertising Company. Stockholders of Lamar do not need to take any action since their existing stock certificates represent the same number of shares of the same class of capital stock of the new holding company as were previously held of the old Lamar Advertising Company.

PURPOSE OF THIS INFORMATION STATEMENT

   Under the DGCL neither the Stock Purchase nor the Share Issuance is required to be approved by Lamar's stockholders. However, the rules of the Nasdaq National Market, upon which the Class A Common Stock is traded, require that the Share Issuance be submitted to the Lamar stockholders and approved by the holders of at least a majority of the votes cast on the proposal. In accordance with the DGCL and Lamar's Certificate of Incorporation, Lamar's Board has decided to obtain the necessary stockholder vote by a written consent in lieu of a special meeting of stockholders, and thus under the DGCL, the Share Issuance must be approved by the holders of at least a majority of the voting power of the outstanding Lamar Class A and Class B Common Stock (collectively, the "Lamar Common Stock").

   RFLP, holder of 100% of the Class B Common Stock, representing approximately 80% of the voting power of Lamar, has advised the Board that it intends to execute the Written Consent approving the Share Issuance. Thus, no further stockholder vote will be necessary and the Written Consent obviates the need to incur the expense of conducting a formal stockholders' meeting to approve the Share Issuance. In accordance with the DGCL and regulations promulgated under the Exchange Act, Lamar has provided this Information Statement to its stockholders of record as of the Record Date, and the Share Issuance may not be completed until 20 business days following the date of this Information Statement. See "The Stock Purchase - The Voting Agreement."

STRUCTURE AND TERMS OF THE STOCK PURCHASE

   On June 1, 1999, Lamar and Chancellor LA entered into a Stock Purchase Agreement; on July 12, 1999, Lamar, Chancellor LA and Chancellor Mezzanine entered into an Amended and Restated Stock Purchase Agreement; and on August 11, 1999, Lamar, Lamar Media, Chancellor LA and Chancellor Mezzanine entered into a Second Amended and Restated Stock Purchase Agreement (as amended and restated, the "Stock Purchase Agreement") and related agreements.

   Pursuant to these agreements, Lamar Media will purchase (i) 1,000 shares of the common stock, $0.01 par value per share, of Chancellor Outdoor, representing all of the issued and outstanding common stock of Chancellor Outdoor (the "Chancellor Outdoor Common Stock") and (ii) 1,000 shares of the common stock, $0.01 par value per share, of Chancellor Whiteco, representing all of the issued and outstanding common stock of Chancellor Whiteco (the "Whiteco Common Stock"), for a combination of $700 million in cash and 26,227,273 shares (the "Lamar Shares") of Class A Common Stock (collectively, the "Purchase Price"). Chancellor Whiteco is currently a wholly-owned subsidiary of Chancellor Outdoor. Immediately prior to consummation of the Stock Purchase, the Whiteco Common Stock will be distributed to Chancellor LA and then to Chancellor Mezzanine. Lamar Media will purchase the Whiteco Common Stock from Chancellor Mezzanine and will purchase the Chancellor Outdoor Common
Stock from Chancellor LA.   (Chancellor LA and Chancellor Mezzanine are
sometimes collectively referred to herein as the "Sellers").

   The Lamar Shares to be issued to Chancellor LA and Chancellor Mezzanine will constitute in the aggregate approximately 37% of the Class A Common Stock, and approximately 30% of the Lamar Common Stock, outstanding after such issuance. However, because of the different voting rights of the Class A and Class B Common Stock, the Lamar Shares will confer to Chancellor LA and Chancellor Mezzanine collectively only approximately 10.5% of the total voting power of Lamar. Following the Share Issuance, RFLP will hold approximately 72% of the voting power of Lamar. See "The Stock Purchase - Structure and Terms of the Stock Purchase."

THE COMPANIES

   Lamar has operated its outdoor advertising business under the Lamar name since 1902. As of December 31, 1998, Lamar managed approximately 71,900 outdoor advertising displays in 36 states, and as of June 30, 1999 Lamar managed approximately 75,700 outdoor advertising displays. Lamar also operates the largest logo sign business in the United States. (Logo signs are signs located near highway exits that deliver brand name information on available gas, food, lodging and camping services.) As of December 31, 1998, Lamar maintained over 74,700 logo sign displays in 18 states, and as of June 30, 1999, Lamar maintained approximately 81,100 logo sign displays in 20 states. Lamar also operates transit advertising displays on bus shelters, bus benches and buses in several markets. Lamar is located at 5551 Corporate Boulevard, Baton Rouge, Louisiana 70808, telephone (225) 926-1000. See "Business of the Companies - Description of the Business of Lamar."

   Chancellor Outdoor is a wholly-owned subsidiary of Chancellor LA, and an indirect wholly-owned subsidiary of Chancellor Media Corporation, a Delaware corporation, which is a large national exclusive radio broadcasting and related media company. Chancellor Whiteco is currently a wholly-owned subsidiary of Chancellor Outdoor. Chancellor Outdoor's outdoor advertising portfolio
includes over 42,700 billboards and outdoor displays in 38 states.   Chancellor
Outdoor is located at 1845 Woodall Rodgers Freeway, Suite 1300, Dallas, Texas 75201, telephone (214) 979-6700. See "Business of the Companies - Description of the Business of Chancellor Outdoor."

THE CLOSING DATE

   The closing for the Stock Purchase (the "Closing") will take place on the tenth business day following the satisfaction of the conditions to the obligations of Lamar, Lamar Media and the Sellers as stated in the Stock Purchase Agreement (the "Closing Date"). See "The Stock Purchase - Hart-Scott-Rodino Clearance" and " -Other Conditions to the Stock Purchase."

REASONS FOR THE STOCK PURCHASE

   Lamar's Board believes that the terms of the Stock Purchase Agreement and related transactions are fair to, and in the best interests of, Lamar and its stockholders. The Board believes that the Stock Purchase will improve access to major metropolitan and regional markets, increase per share earnings and improve economies of scale. See "The Stock Purchase - Background of and Reasons for the Stock Purchase."

BOARD RECOMMENDATION

   Lamar's Board believes that the Stock Purchase and Share Issuance and related transactions are in the best interests of Lamar and its stockholders and has recommended to its stockholders the Share Issuance and the related transactions as described in this Information Statement. The Board believes that consummating the Stock Purchase will increase Lamar's prospects for future success. See "The Stock Purchase - Recommendation of the Lamar Board of Directors."

OTHER TERMS AND CONDITIONS TO THE STOCK PURCHASE

   In addition to the terms described above, the Stock Purchase Agreement and related documents contain certain other terms and conditions, including the following:

   VOTING AGREEMENT.    As a condition to entering the Stock Purchase
Agreement, the Sellers required RFLP to enter into a voting agreement, dated as of June 1, 1999, as amended and restated as of July 12, 1999 and further amended and restated on August 11,1999, to ensure the approval of the Share Issuance (the "Voting Agreement"). Pursuant to the Voting Agreement by and among Lamar, the Sellers and RFLP, RFLP has agreed to vote its shares of Class B Common Stock in favor of the Share Issuance and any other transactions contemplated by the Stock Purchase Agreement. The Voting Agreement prohibits RFLP from, at any time prior to the Closing Date: (i) converting any shares of Class B Common Stock into Class A Common Stock or otherwise waiving its right to have each share of Class B Common Stock entitled to ten votes; (ii) selling, transferring or pledging any of its shares of its Lamar Common Stock; or (iii) entering into any voting arrangement with respect to its ownership of Lamar Common Stock. See "The Stock Purchase - The Voting Agreement" and " -Certain Terms of the Stock Purchase Agreement."

   FINANCING. Prior to the consummation of the Stock Purchase, and to fund the cash portion of the Purchase Price, the terms of the Stock Purchase Agreement require that Lamar Media: (i) by June 16, 1999, obtain and deliver to the Sellers a commitment letter from Lamar Media's lenders, committing to fund at least $700 million at Closing specifically for the transactions contemplated by the Stock Purchase Agreement (the "Commitment Letter"); and (ii) by August 14, 1999, (A) obtain and deliver to the Sellers definitive agreements, executed and delivered by Lamar Media's lenders, and in a form reasonably satisfactory to the Sellers, to disburse to Lamar Media at or prior to Closing, an aggregate amount of cash equal to at least $700 million, and containing no conditions to such disbursement other than those which are customary in such transactions (the "Definitive Agreements"), and (B) provide written certification to the Sellers that Lamar Media is currently meeting the covenants under its existing credit facility and that Lamar Media has no reason to believe that it will be unable to meet its obligations under the Definitive Agreements. Lamar delivered the Commitment Letter on June 15, 1999. Lamar Media delivered to the Sellers the Definitive Agreements and written certification on August 13, 1999. See "The Stock Purchase - Certain Terms of the Stock Purchase Agreement - Financing."

   STOCKHOLDERS AGREEMENT. As a condition to the Stock Purchase, Lamar, the Sellers and RFLP must execute a Stockholders Agreement (the "Stockholders Agreement"), that provides, among other things, that immediately following the Closing, Lamar's Board will be increased from eight to ten directors, two of whom will be designated by the Sellers. The Stockholders Agreement also requires the Sellers and RFLP to vote their shares of Lamar Common Stock in favor of the two candidates proposed by the Sellers.

   The Stockholders Agreement also prohibits Lamar from taking certain actions without the Sellers' approval, including: (i) transactions between Lamar and any affiliate (other than a wholly-owned subsidiary of Lamar); (ii) actions resulting in a change in control of Lamar (as defined in the Stockholders Agreement); and (iii) an acquisition or disposition of assets or stock with an aggregate fair market value of $500 million or more. However, if certain conditions are met, these restrictions do not apply to, and no special approval of the Sellers is required for, the complete sale of Lamar, whether by means of a sale of assets or stock, or by merger.

   The Stockholders Agreement, including the Sellers' right to designate two directors on the Lamar Board, generally will terminate upon the earlier of 10 years from the Closing or at such time as the Sellers hold in the aggregate less than 10% of the outstanding Lamar Common Stock, on a fully diluted basis. See "The Stock Purchase - Certain Terms of the Stock Purchase Agreement - Stockholders Agreement."

   REGISTRATION RIGHTS AGREEMENT. The Stock Purchase Agreement also requires Lamar to execute a registration rights agreement (the "Registration Rights Agreement") with the Sellers, pursuant to which Lamar will (i) grant to the Sellers demand registration rights, exercisable at any time after ten months following the Closing Date, and (ii) at any time after ten months following the Closing Date as the Sellers may request, prepare and file a shelf registration statement for use by the Sellers and keep such shelf registration statement effective for one year. The Registration Rights Agreement also grants the Sellers the right to include its shares in any registration statement filed by Lamar to register the offer and sale of Lamar Common Stock by Lamar or other stockholders (including Lamar's universal shelf registration statement) on customary terms. See "The Stock Purchase - Certain Terms of the Stock Purchase Agreement - the Registration Rights Agreement."

   HART-SCOTT-RODINO CLEARANCE. The Sellers' obligation to consummate the Stock Purchase is conditioned upon the expiration or earlier termination of the requisite waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). Lamar and Chancellor LA made their required initial filings under the HSR Act on June 9, 1999 and June 10, 1999 respectively. Lamar's filing was withdrawn and re-submitted on July 12, 1999. On August 11, 1999, the DOJ requested additional information from Lamar, extending the statutory waiting period until the earlier of (a) 20 days following Lamar's substantial compliance with the DOJ request, or (b) the DOJ's grant of early termination of the statutory waiting period. If Lamar and the Sellers have not obtained clearance pursuant to the HSR Act by November 30, 1999, the Sellers have the right to terminate the Stock Purchase Agreement and hold Lamar in breach of its obligations under the Stock Purchase Agreement, regardless of Lamar's efforts to obtain clearance. See "The Stock Purchase - Hart-Scott-Rodino Clearance."

   OTHER CONDITIONS TO CLOSING. In addition to Lamar stockholder approval and HSR Act clearance and the other matters discussed above, the consummation of the Stock Purchase is also conditioned upon the receipt of any necessary third party consents or approvals, the Sellers' elimination of any intercompany receivables, Chancellor LA's purchase of certain outdoor advertising assets pursuant to a settlement agreement and other customary closing conditions. In addition, Chancellor LA must, by August 14, 1999, deliver to Lamar a certificate confirming that all necessary approvals and consents by its senior lenders to the consummation of the Stock Purchase (the "Approvals Certificate")
have been obtained.   Chancellor LA delivered the Approvals Certificate on
August 9, 1999.  See "The Stock Purchase - Other Conditions to the Stock
Purchase."

   CONDUCT OF BUSINESS PENDING THE STOCK PURCHASE. Prior to the Closing, the Stock Purchase Agreement requires each of Lamar, Lamar Media and Chancellor Outdoor to conduct its business in the ordinary course consistent with past practice. In particular, without the prior written consent of Lamar or Lamar Media, Chancellor Outdoor may not take certain extraordinary actions, including amending its charter or bylaws, acquiring other companies or selling or encumbering a material portion of its assets (except in the ordinary course of business), amending existing employee benefit or stock incentive arrangements (except in the ordinary course of business) or lending material amounts of
money.   Also, prior to Closing, neither Lamar nor Lamar Media will be permitted to take any of the actions that would require the Sellers' approval under the
Stockholders Agreement if they were taken following the Closing.   See "The
Stock Purchase - Conduct of Business by Chancellor Outdoor and Lamar Pending the Closing" and "- Certain Terms of the Stock Purchase Agreement - Stockholders Agreement."

   NO SOLICITATION. The Stock Purchase Agreement provides that prior to Closing, the Sellers and their affiliates, officers, directors, employees, representatives and agents may not directly or indirectly encourage, solicit, participate in, initiate or conduct discussions or negotiations with, or provide any information to any persons concerning any merger, sale of assets, sale of shares of capital stock or similar transactions involving Chancellor Outdoor. See "The Stock Purchase - No Solicitation."

   AMENDMENT AND TERMINATION. The Stock Purchase Agreement may be amended at any time upon mutual written agreement of the parties and may also be terminated by each of the parties under certain customary circumstances. The Stock Purchase Agreement may also be terminated by the Sellers if clearance under the HSR Act has not been obtained by November 30, 1999. See "The Stock Purchase - Amendment and Termination."

RIGHTS OF LAMAR STOCKHOLDERS; DILUTION

   The rights of the Lamar stockholders will not be altered as a result of the Stock Purchase, except as those rights are affected by the Stockholders Agreement. The Stock Purchase will, however, significantly dilute the interests of Lamar's current stockholders. If the Stock Purchase is completed, Lamar's current stockholders will own in the aggregate approximately 70% of the total number of shares of Lamar Common Stock then outstanding, with the Sellers owning in the aggregate the remaining 30%, and current holders of Class A Common Stock will own in the aggregate approximately 63% of the total number of shares of Class A Common Stock then outstanding, with the Sellers owning in the aggregate the remaining 37%. However, because of the different voting rights of the Class A and Class B Common Stock, the Lamar Shares will confer to the Sellers collectively only approximately 10.5% of the total voting power of Lamar. Following the Share Issuance, RFLP will hold approximately 72% of the voting power of Lamar. See "The Stock Purchase - Rights of Lamar Stockholders; Dilution."

ACCOUNTING TREATMENT

   For accounting purposes, the Stock Purchase will be accounted for using the purchase method of accounting. Under the purchase method of accounting, the purchase price is allocated to the identifiable assets and liabilities acquired based upon the estimated fair values of such assets and liabilities on the date of acquisition. Any excess of the fair market value of the consideration given over the fair market value of the identifiable net assets acquired is reported as goodwill. See "The Stock Purchase - Accounting Treatment."

FEDERAL INCOME TAX CONSEQUENCES

   The Stock Purchase will constitute a taxable transaction to Chancellor LA and Chancellor Mezzanine and their affiliated group. See "The Stock Purchase - Certain Federal Income Tax Consequences."

                          COMPARATIVE PER SHARE DATA



   The following summary presents certain historical unaudited and pro forma per share data for Lamar. Chancellor Whiteco is currently a wholly-owned subsidiary of Chancellor Outdoor, and Chancellor Outdoor is a wholly-owned subsidiary of Chancellor LA, which is an indirect wholly-owned subsidiary of Chancellor Media Corporation; therefore, neither Chancellor Whiteco nor Chancellor Outdoor per share data is presented in this analysis. The pro forma amounts assume that the Stock Purchase took place as of the beginning of the period presented and was accounted for as a purchase transaction. Lamar's pro forma amounts represent the combined pro forma results of Lamar and Chancellor Outdoor. This pro forma information may not be indicative of actual results for any future period or of the results that would have been achieved had the Stock Purchase been completed on the date assumed. The data presented in this table should be read together with the historical financial statements and related notes thereto included elsewhere, or incorporated by reference, in this Information Statement.

                                                 YEAR ENDED        THREE MONTHS ENDED
                                              DECEMBER 31, 1998       MARCH 31, 1999
                                              -----------------    ------------------
Historical - Lamar
   Net earnings (loss) per common share......    $  (0.24)              $   (0.18)
   Loss before cumulative effect of a
      change in accounting principle
      per common share.......................        N/A                $   (0.16)
   Cash dividends per common share(1)........        N/A                     N/A
   Book value per common share...............    $   7.64               $    7.50

Pro Forma per common share data
   Net earnings (loss) per common share......    $  (1.30)              $    N/A
   Loss before cumulative effect of a
      change in accounting principle
      per common share.......................        N/A                $   (0.31)
   Cash dividends per common share...........        N/A                     N/A
   Book value per common share...............        N/A                $   16.08

_______________
(1)Lamar has not historically paid cash dividends on its Class A Common
   Stock.

                          MARKET PRICES AND DIVIDENDS


LAMAR

   Lamar Class A Common Stock is traded on the Nasdaq National Market under the symbol "LAMR." The following table sets forth, for the period indicated, the high and low sales prices for Lamar Class A Common Stock as reported on the Nasdaq National Market (as adjusted for the three-for-two stock split effected on February 26, 1998).

                                    HIGH   LOW

Fiscal year ended December 31, 1997
      First Quarter.................17.08 11.83
      Second Quarter................19.08 10.67
      Third Quarter.................21.33 15.83
      Fourth Quarter ...............27.17 17.67

Fiscal year ended December 31, 1998
      First Quarter.................38.50 24.42
      Second Quarter................36.75 29.25
      Third Quarter.................41.50 24.50
      Fourth Quarter................39.25 19.25

Fiscal year ending December 31, 1999
      First Quarter.................41.63 32.25
      Second Quarter................43.00 27.75
      Third Quarter
      (through August 4, 1999)......46.50 37.00

      On May 28, 1999, the last trading day preceding public announcement of the Stock Purchase, the closing per share sale price of the Class A Common
Stock was $34.13 and on August 4, 1999, the closing per share sale price of the Class A Common Stock was $37.06. As of August 4, 1999, there were approximately 186 holders of record of the Class A Common Stock and one holder of record of the Class B Common Stock.

      Lamar does not plan to declare or pay cash dividends to holders of the Class A Common Stock in the foreseeable future. Shares of Lamar's Class
A preferred stock are entitled to preferential dividends in an annual aggregate amount of $364,903 before any dividends may be paid on the Class A Common
Stock. In addition, the terms of Lamar Media's bank credit facilities and other indebtedness have terms restricting the payment of dividends or other distributions by Lamar Media to Lamar. It is anticipated that any new credit facility obtained will contain similar limitations.

CHANCELLOR OUTDOOR

      Neither the Whiteco Common Stock nor the Chancellor Outdoor Common Stock is traded on any exchange and there is no established public trading market for such stock. There are no bid or asked prices available for the Whiteco Common Stock or the Chancellor Outdoor Common Stock.

                                    GENERAL

PURPOSE OF THIS INFORMATION STATEMENT

      Lamar Advertising Company, a Delaware corporation ("Lamar") is furnishing this Information Statement (the "Information Statement") to its stockholders in connection with the proposed purchase (the "Stock Purchase") by Lamar Media Corp., a Delaware corporation and wholly-owned subsidiary of Lamar ("Lamar Media"), of all of the outstanding common stock of Chancellor Media Outdoor Corporation ("Chancellor Outdoor") from its parent corporation, Chancellor Media Corporation of Los Angeles ("Chancellor LA") and all of the outstanding common stock of Chancellor Media Whiteco Outdoor Corporation ("Chancellor Whiteco") from Chancellor LA's parent corporation, Chancellor Mezzanine Holdings Corporation ("Chancellor Mezzanine," and together with Chancellor LA, sometimes collectively referred to herein as the "Sellers"), for a combination of $700 million in cash and 26,227,273 shares (the "Lamar Shares") of the Class A Common Stock, $0.001 par value per share, of Lamar (the "Class A Common Stock").

EXPLANATORY NOTE REGARDING CORPORATE RESTRUCTURING

      On July 20, 1999, Lamar Advertising Company completed a corporate restructuring (the "Restructuring") to create a new holding company structure. The Restructuring was accomplished through a merger under Section 251(g) of the Delaware General Corporation Law ("DGCL"). At the effective time of the merger, all stockholders of Lamar Advertising Company became stockholders of a new holding company and Lamar Advertising Company became a wholly-owned subsidiary of the new holding company. The new holding company took the Lamar Advertising Company name and the old Lamar Advertising Company was renamed Lamar Media Corp.

      The new holding company's Class A Common Stock trades under the symbol "LAMR" on the Nasdaq National Market with the same CUSIP number as the old Lamar Advertising Company's Class A Common Stock. In the merger, all outstanding shares of the old Lamar Advertising Company's capital stock were converted into shares of the new holding company with the same voting powers, designations, preferences and rights, and the same qualifications, restrictions and limitations, as the share of old Lamar Advertising Company. Stockholders of Lamar do not need to take any action since their existing stock certificates represent the same number of shares of the same class of capital stock of the new holding company as were previously held of the old Lamar Advertising Company.

VOTE REQUIRED; RECORD DATE

      Under the DGCL, neither the Stock Purchase nor the issuance of the Lamar Shares upon consummation of the Stock Purchase (the "Share Issuance") is required to be approved by Lamar's stockholders. However, the rules of the Nasdaq National Market ("Nasdaq"), upon which the Class A Common Stock is traded, require that the Share Issuance be submitted to the Lamar stockholders and approved by the holders of at least a majority of votes cast on the proposal. In accordance with the DGCL and Lamar's Certificate of Incorporation, Lamar's Board has decided to obtain the necessary stockholder vote by a written consent in lieu of a special meeting of stockholders, and thus, under the DGCL, the Share Issuance must be approved by the holders of at least a majority of the voting power of the outstanding Class A and Class B Common Stock (collectively, the "Lamar Common Stock").

      The Board of Directors of Lamar has fixed the close of business on August 4, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of and to vote on the Share Issuance. As of the Record Date, Lamar had outstanding 43,568,340 shares of Class A Common Stock, each of which is entitled to one vote per share, and 17,699,997 shares of Class B common stock, $0.001 par value per share (the "Class B Common Stock"), each of which is entitled to 10 votes per share.

THE WRITTEN CONSENT

      The Reilly Family Limited Partnership, a Louisiana limited partnership ("RFLP"), holder of 100% of the Class B Common Stock as of the Record Date, representing approximately 80% of the total voting power of Lamar, has advised the Lamar Board that it intends to execute a written consent (the "Written Consent") approving the Share Issuance. Thus, no further stockholder vote will be necessary and the Written Consent obviates the need to incur the expense of conducting a formal stockholders' meeting to approve the Share Issuance. In accordance with the DGCL and regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Lamar has provided this Information Statement on or about August 13, 1999 to its stockholders of record as of the Record Date, and the Share Issuance may not be completed until 20 business following the date of this Information Statement. See "The Stock Purchase - The Voting Agreement."

                              THE STOCK PURCHASE

THE STOCK PURCHASE AGREEMENT

      Lamar, Lamar Media and the Sellers will effect the Stock Purchase in accordance with the terms and the conditions set forth in the Second Amended and Restated Stock Purchase Agreement dated as of August 11, 1999 (the "Stock Purchase Agreement"), a copy of which is attached to this Information Statement as Appendix A. The following description is necessarily incomplete and is qualified in its entirety by reference to the Stock Purchase Agreement.

STRUCTURE AND TERMS OF THE STOCK PURCHASE

      On June 1, 1999, Lamar and Chancellor LA executed the original Stock Purchase Agreement; on July 12, 1999, Lamar, Chancellor LA and Chancellor Mezzanine executed the Amended and Restated Stock Purchase Agreement; and on August 11, 1999, Lamar, Lamar Media, Chancellor LA and Chancellor Mezzanine executed the Second Amended and Restated Stock Purchase Agreement, pursuant to which Lamar Media will purchase (i) 1,000 shares of the common stock, $0.01 par value per share, of Chancellor Outdoor (the "Chancellor Outdoor Common Stock"), representing all of the issued and outstanding common stock of Chancellor Outdoor, and (ii) 1,000 shares of the common stock, $0.01 par value per share, of Chancellor Whiteco (the "Whiteco Common Stock"), representing all of the issued and outstanding common stock of Chancellor Whiteco, for a combination of $700 million in cash and 26,227,273 shares of Class A Common Stock (collectively, the "Purchase Price"), and Chancellor Outdoor and Chancellor Whiteco will become wholly-owned subsidiaries of Lamar Media.

      Currently, Chancellor Whiteco is a wholly-owned subsidiary of Chancellor Outdoor. Due to certain restrictions under the indentures governing Chancellor LA's subordinated debt, the Stock Purchase has been structured such that, immediately prior to consummation of the Stock Purchase (the "Closing"), Chancellor Outdoor will effect a dividend of the Whiteco Common Stock to its immediate parent corporation, Chancellor LA, and Chancellor LA will in turn effect a dividend of the Whiteco Common Stock to its immediate parent corporation, Chancellor Mezzanine (such dividends referred to collectively as the "Whiteco Dividend"). Upon consummation of the Stock Purchase, Lamar Media will purchase the Whiteco Common Stock from Chancellor Mezzanine and in consideration therefor will pay to Chancellor Mezzanine $10 million in cash and Lamar will issue to Chancellor Mezzanine a number of shares of Class A Common Stock having an aggregate value of $940 million based on the closing sales price of the Class A Common Stock on the trading day immediately prior to the Closing, up to a maximum of 26,227,273 shares. Upon consummation of the Stock Purchase, Lamar Media will also purchase the Chancellor Outdoor Common Stock from Chancellor LA and in consideration therefor will pay Chancellor LA $690 million in cash and Lamar will issue to Chancellor LA a number of shares of Class A Common Stock, if any, obtained by subtracting the number of shares of Class A Common Stock issued to Chancellor Mezzanine from 26,227,273.

      The Lamar Shares to be issued to the Sellers will constitute in the aggregate approximately 37% of the Class A Common Stock, and approximately 30% of the Lamar Common Stock outstanding after such issuance. However, because of the different voting rights of the Class A and Class B Common Stock, the Lamar Shares will confer to the Sellers collectively only approximately 10.5% of the total voting power of Lamar. Following the Share Issuance, RFLP will hold approximately 72% of the voting power of Lamar.

      The Stock Purchase Agreement also contains a post-Closing adjustment in the event that the net working capital of Chancellor Outdoor (considered before the Whiteco Dividend) as shown on a closing date balance sheet is greater or less than $12 million. The closing date balance sheet will be provided within 45 days of the Closing and any required adjustment will be made in cash within 30 days thereafter, but in any event no later than 90 days thereafter if there is any disagreement regarding the closing date balance sheet.

THE VOTING AGREEMENT

      As a condition to entering the Stock Purchase Agreement, the Sellers required RFLP to enter into a voting agreement dated as of June 1, 1999, as amended and restated as of July 12, 1999 and further amended and restated on August 11, 1999, to ensure Lamar stockholder approval of the Share Issuance (the "Voting Agreement"). Pursuant to the Voting Agreement by and among Lamar, the Sellers and RFLP, RFLP has agreed to vote its shares of Class B Common Stock in favor of the Share Issuance and any other transactions contemplated by the Stock Purchase Agreement. The Voting Agreement also prohibits RFLP from, at any time prior to the Closing date: (i) converting any shares of Class B Common Stock into Class A Common Stock or otherwise waiving its rights to have each share of Class B Common Stock entitled to 10 votes; (ii) selling, transferring or pledging any of its shares of its Lamar Common Stock; or (iii) entering into any voting arrangement with respect to its ownership of Lamar Common Stock. The RFLP has advised the Lamar Board that it intends to vote its Class B Common Stock in accordance with the Voting Agreement in favor of the Share Issuance and will do so by executing the Written Consent as soon as practicable following 20 business days after the date of this Information Statement.

BACKGROUND OF AND REASONS FOR THE STOCK PURCHASE

      Lamar's business strategy is to provide high quality local sales and service, centralized control and decentralized management and a middle market focus. Its growth strategy is to pursue internal growth and to make strategic acquisitions to take advantage of the continued consolidation of the outdoor advertising industry.

      The Stock Purchase is part of Lamar's strategic acquisition plan to increase operating efficiencies, provide geographic diversification and broaden its market. From January 1, 1996 through July 31, 1999, Lamar has completed over 105 acquisitions of outdoor advertising businesses, which management believes has improved opportunities for inter-market cross-selling and economies of scale. Acquiring high-profile bulletin displays that become available in larger markets also enables Lamar to leverage its reputation for high quality local sales and services.

      On May 3, 1999, Lamar received a letter from Morgan Stanley Dean Witter & Co. ("Morgan Stanley") and Greenhill & Co., L.L.C ("Greenhill") inviting Lamar to submit a final binding offer for the Chancellor Outdoor Common Stock by 5:00 p.m. local time on Monday, May 10, 1999. Lamar's Board reviewed the terms of the proposed stock purchase agreement with its financial, accounting and legal advisors and discussed various purchase options and prices. On May 10, 1999, Sean Reilly, Lamar's Vice President of Mergers & Acquisitions, offered in writing to pay $1.5 billion in cash for Chancellor Outdoor. His letter to Greenhill referenced some general considerations, including that Lamar would need to secure additional financing to acquire the Chancellor Outdoor Common Stock. Chancellor LA did not accept Lamar's offer, and instead pursued an offer from another bidder.

      During the last week of May 1999, Chancellor LA informed Lamar management that it wanted to reopen negotiations for the sale of Chancellor Outdoor and asked if Lamar's prior offer was still valid. Lamar amended its offer by proposing to pay $1 billion in cash and $500 million worth of Class A Common Stock. Chancellor LA indicated its interest in receiving more of the Purchase Price in the form of Class A Common Stock and the parties agreed that Lamar would pay $700 million in cash and issue 26,227,273 shares of Class A Common Stock to Chancellor LA. As of May 28, 1999, the last trading day before the public announcement of the Stock Purchase, the closing sale price of the Class A Common Stock was $34.13 per share, making the total value of the Purchase
Price as of that time approximately $1.6 billion.   From May 27, 1999 through
May 31, 1999, representatives of Lamar and Chancellor LA and their respective legal, financial and accounting advisors participated in various meetings in which the final terms of the Stock Purchase Agreement were negotiated and legal and business information was exchanged.

      On May 31, 1999, the Lamar Board met to review the final terms of the proposed Stock Purchase. At this meeting, Lamar's general counsel and representatives of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., Lamar's counsel, discussed the terms of the Stock Purchase with Lamar's Board. After discussion, the Board approved the Stock Purchase Agreement and related transactions.

      On June 1, 1999, Chancellor LA's Board of Directors met and approved the sale of the Chancellor Outdoor Common Stock pursuant to the Stock Purchase Agreement and related documents. On June 1, 1999, the Stock Purchase Agreement and the Voting Agreement were executed, and representatives of Lamar and Chancellor publicly announced the transactions.

      The parties subsequently agreed to restructure the Stock Purchase and on July 12, 1999, the first amended and restated Stock Purchase Agreement and amended and restated Voting Agreement were executed. On July 19, 1999, Lamar, Chancellor LA, Chancellor Mezzanine and Lamar Media entered into a Limited Waiver and Consent, whereby each of Chancellor LA and Chancellor Mezzanine agreed to give its consent to and waiver of Section 5.7 of the Stock Purchase Agreement to permit the Restructuring and, together with Lamar and Lamar Media, agreed to amend the Stock Purchase Agreement and related agreements to reflect the Restructuring. On August 11,1999 Lamar, Lamar Media, Chancellor LA and Chancellor Mezzanine executed the Second Amended and Restated Stock Purchase Agreement and the second amended and restated Voting Agreement reflecting the Restructuring.

      Lamar's Board believes that the terms of the Stock Purchase Agreement and related transactions are fair to, and in the best interests of, Lamar and its stockholders. The Board believes that the Stock Purchase will improve access to major metropolitan and regional markets, increase per share earnings and improve economies of scale.

RECOMMENDATION OF THE LAMAR BOARD OF DIRECTORS

      After careful consideration, the Lamar Board has determined that the Stock Purchase is advisable and in the best interest of its stockholders, has approved the Stock Purchase Agreement and the related documents and recommends that its stockholders vote in favor of the Share Issuance.

THE CLOSING DATE

      The Closing will occur and the Stock Purchase will be consummated on the 10th business day (the "Closing Date") following the satisfaction of the conditions to the obligations of Lamar, Lamar Media and the Sellers as stated in the Stock Purchase Agreement, or at such other time as the Sellers and Lamar may agree in writing.

CERTAIN TERMS OF THE STOCK PURCHASE AGREEMENT

   FINANCING

      Prior to the consummation of the Stock Purchase, and to fund the cash portion of the Purchase Price, the terms of the Stock Purchase Agreement require that Lamar Media: (i) by June 16, 1999, obtain and deliver to the Sellers a commitment letter from Lamar Media's lenders, committing to fund no less than $700 million at Closing specifically for the transactions contemplated by the Stock Purchase Agreement (the "Commitment Letter"); and
(ii) by August 14, 1999, (A) obtain and deliver to the Sellers definitive agreements executed and delivered by Lamar Media's lenders, reasonably satisfactory to the Sellers, to disburse to Lamar Media at or prior to Closing, an aggregate amount of cash equal to at least $700 million, and containing no conditions to such disbursements other than those which are customary in such transactions (the "Definitive Agreements"), and (B) provide written certification that Lamar Media is meeting the covenants under its existing credit facility and that Lamar Media has no reason to believe that it will be unable to meet its obligations with respect to the Definitive Agreements.

      Lamar delivered the Commitment Letter to Chancellor LA on June 15, 1999 and Lamar Media delivered to the Sellers the Definitive Agreements and written certification on August 13, 1999.

   STOCKHOLDERS AGREEMENT

      As a condition to the Stock Purchase, Lamar, the Sellers and RFLP must execute a stockholders agreement (the "Stockholders Agreement"), that provides, among other things, that immediately following the Closing, Lamar's Board will be increased from eight to ten directors, two of whom will be designated by Sellers, and requires the Sellers and RFLP to agree to vote their shares of Lamar Common Stock in favor of the two candidates proposed by the Sellers (the "Chancellor Designees"). Lamar has further agreed to cause each Chancellor Designee (or such other persons as designated by the Sellers as the new Chancellor Designees in replacement of such persons) to be nominated and recommended by the Lamar Board for reelection as directors, and to permit at least one of the Chancellor Designees to serve on each committee of the Lamar Board (other than Lamar's Executive Committee).

      The Stockholders Agreement also prohibits Lamar from taking certain actions without the Sellers' approval (or, should the Sellers have transferred the Class A Common Stock to one or more affiliates, the approval of the holders of at least a majority of the total number of shares held by the Sellers and
their affiliates).  The restricted actions include:   (i) transactions between
Lamar and any affiliate (other than a wholly-owned subsidiary of Lamar); (ii) actions resulting in a change in control of Lamar (defined in the Stockholders Agreement as a change in the makeup of a majority of the Lamar Board or the failure of the RFLP and the Chancellor holders together to hold more than 50% percent of the voting power of Lamar); and (iii) an acquisition or disposition of assets or stock with an aggregate fair market value of $500 million or more. However, if certain conditions are met, these restrictions do not apply to, and no special approval of the Sellers is required for, the complete sale of Lamar, whether by means of a sale of assets or stock, or by merger.

      The Stockholders Agreement, including the Sellers' right to designate any directors on the Lamar Board, will terminate upon the earlier of 10 years from the Closing or at such time as the Sellers hold in the aggregate less than 10% of the outstanding Lamar Common Stock on a fully diluted basis.

      The terms of the Stockholders Agreement also restrict Sellers' right to sell any of the Lamar Shares for a period of 12 months following the Closing and require Lamar to deliver to the Sellers certain financial information within 80 days of the end of each of Lamar's fiscal years and within 35 days of the end of each of Lamar's fiscal quarters. This financial information obligation will continue (despite any termination of the Stockholders Agreement) for as long as the Sellers are required to include the Lamar financial information in their own financial statements.

   REGISTRATION RIGHTS AGREEMENT

      As a condition to the Closing, Lamar and the Sellers will enter into a registration rights agreement (the "Registration Rights Agreement"), pursuant to which Lamar will (i) grant to the Sellers, exercisable at any time after 10 months from the Closing Date, demand registration rights, and (ii) at any time after 10 months from the Closing Date, upon the Sellers' request, prepare and file a shelf registration statement for use by the Sellers and keep the shelf registration statement effective for one year. Under the terms of the Registration Rights Agreement, the Sellers may not demand that Lamar effect more than one registration pursuant to its demand registration rights (each a "Demand Registration") in any 12-month period nor require more than an aggregate of three Demand Registrations. In addition, Lamar will not be obliged to (i) cause any Demand Registration to be effective on a date prior to the first anniversary of the Closing Date, or (ii) cause such a registration statement to be declared effective during any period during which a shelf registration statement remains effective. The Registration Rights Agreement also grants to the Sellers the right to include their shares in any registration statement filed by Lamar to register the offer and sale of Lamar Common Stock by Lamar or other stockholders (including Lamar's universal shelf registration statement) on customary terms.

HART-SCOTT-RODINO CLEARANCE

      The obligation of the Sellers to consummate the Stock Purchase is subject to the expiration or earlier termination of the requisite waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). Under the HSR Act and the rules and regulations promulgated thereunder by the Federal Trade Commission (the "FTC"), the Stock Purchase may not be consummated until (i) notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice (the "DOJ"), and (ii) specific waiting periods have expired or terminated.

      Lamar and the Sellers have each agreed, pursuant to the Stock Purchase Agreement, to use its reasonable best efforts to file or cause to be filed with the FTC and the DOJ such notifications as are required to be filed under the HSR Act and the rules and regulations thereunder, and to respond to any requests for additional information made by either the FTC or the DOJ. Accordingly, Lamar and Chancellor LA each filed its Notification and Report Form with the FTC and DOJ on June 9, 1999, and June 10, 1999 respectively. Lamar's filing was withdrawn and re-submitted on July 12, 1999. On August 11, 1999, the DOJ requested additional information from Lamar, extending the statutory waiting period until the earlier of (a) 20 days following Lamar's substantial compliance with the DOJ request, or (b) the DOJ's grant of early termination of the statutory waiting period.

      Under the Stock Purchase Agreement, Lamar is required to take all steps necessary to cause the Stock Purchase to be consummated no later than November 30, 1999. If clearance under the HSR Act has not been obtained by such date, the Sellers have the right to terminate the Stock Purchase Agreement and hold Lamar in breach of this obligation, regardless of Lamar's efforts to obtain clearance. See "- Amendment and Termination."

      The DOJ and the FTC, as well as state antitrust enforcement agencies, frequently scrutinize the legality under the antitrust laws of transactions such as the Stock Purchase. The expiration or termination of the HSR Act waiting period would not preclude DOJ, the FTC or state antitrust enforcement agencies from challenging the Stock Purchase on antitrust grounds.
Accordingly, at any time before or after the consummation of the Stock Purchase and notwithstanding the expiration or termination of the HSR Act waiting period, any federal or state antitrust authorities could take action under the antitrust laws as they deem necessary or desirable in the public interest.
Such action could include seeking to enjoin the consummation of the Stock Purchase or seeking divestiture of all or part of the assets of Lamar or the Sellers. Private parties may also seek to take legal action under the antitrust laws, if circumstances permit.

OTHER CONDITIONS TO THE STOCK PURCHASE

      In addition to the conditions described above, the respective obligations of Lamar, Lamar Media and the Sellers to consummate the Stock Purchase are subject to the satisfaction of the following conditions:

<circle> No order, decree, statute, rule, regulation or filed complaint, or notice by a governmental agency of its intention to file any complaint, seeking an order or decree to restrain, enjoin or prohibit the consummation of the transactions contemplated under the Stock Purchase Agreement, to render it ineffective or otherwise impede the transactions contemplated by the Stock Purchase Agreement shall be in force.

<circle> Chancellor LA must have obtained all necessary approvals and consents to the consummation of the transactions contemplated under the Stock Purchase Agreement from its senior lenders, including releases from all applicable liens and from all guarantees of each of Chancellor Outdoor and its subsidiaries. In this regard, Chancellor LA must, by August 14, 1999 deliver to Lamar a certificate confirming that all necessary approvals and consents by its senior lenders to the consummation of the Stock Purchase (the "Approvals Certificate") have been obtained. Chancellor LA delivered the Approvals Certificate on August 9, 1999.

      The obligations of Lamar and Lamar Media to consummate the Stock Purchase are subject to the satisfaction of the following additional conditions unless waived in writing by Lamar and Lamar Media:

<circle> Each of the Sellers' representations and warranties contained in the Stock Purchase Agreement must be true and correct both on June 1, 1999 and as of the Closing, and each of the covenants and agreements of the Sellers to be performed by the Closing must have been duly performed, except in each case for changes after June 1, 1999 that are contemplated or expressly permitted by the Stock Purchase Agreement and except for any breach or failure that would not have a material adverse effect on the business, operation or financial condition of Chancellor Outdoor and its subsidiaries taken as a whole.

<circle> Chancellor LA must deliver to Lamar and Lamar Media a certificate signed by an officer of Chancellor LA, dated as of the Closing Date, certifying that, to the best of the knowledge and belief of such officer, the conditions to Lamar's and Lamar Media's obligations to consummate the Stock Purchase with respect to approval of Chancellor LA's senior lenders, the accuracy of its representations and warranties and performance of its covenants have been fulfilled.

<circle> Chancellor Mezzanine must deliver to Lamar and Lamar Media certificates signed by an officer of Chancellor Mezzanine dated as of the Closing Date, certifying that, to the best of the knowledge and belief of such officer, the conditions to Lamar's and Lamar Media's obligations to consummate the Stock Purchase with respect to the accuracy of its representations and warranties and performance of its covenants have been fulfilled.

<circle> The Sellers must have obtained all consents required for the consummation of the transactions contemplated by the Stock Purchase Agreement under any material contract, unless the failure to obtain consent would not have a material adverse effect on the business, operations or financial condition of Chancellor Outdoor and its subsidiaries, taken as a whole.

<circle> The Sellers must have delivered, or caused to be delivered, to
         Lamar and Lamar Media executed affidavits dated no more than 30 days prior to the Closing Date, certifying that each Seller is not a foreign person in accordance with the Internal Revenue Code and regulations thereunder.

<circle> As of the Closing, the Sellers must have caused to be eliminated all intercompany receivables and payables between and among the Sellers, Chancellor Outdoor and its subsidiaries.

<circle> Chancellor LA must have completed the acquisition of outdoor advertising assets pursuant to the Compromise Settlement Agreement and Mutual Release between Chancellor Outdoor, Chancellor Media Corporation, Randy Burkett and Jeffrey Burkett, dated May 5, 1999, and the Asset Purchase Agreement between Chancellor Media Whiteco Outdoor Corporation and Randy Burkett, dated May 5, 1999.

      The obligations of the Sellers to consummate the Stock Purchase are subject to the satisfaction of the following additional conditions unless waived in writing by the Sellers:

<circle> Each of Lamar's and Lamar Media's representations and warranties contained in the Stock Purchase Agreement must be true and correct on June 1, 1999 and as of the Closing in all material respects, and each of the covenants and agreements of Lamar and Lamar Media to be performed by the Closing must have been duly performed in all material respects, except in each case for changes after June 1, 1999 that are contemplated or expressly permitted by the Stock Purchase Agreement.

<circle> Each of Lamar and Lamar Media must have delivered to Sellers a certificate signed by one of its officers, dated as of the Closing Date, certifying that, to the best of the knowledge and belief of such officer, the conditions to the Sellers' obligations to consummate the Stock Purchase with respect to accuracy of Lamar's and Lamar Media's respective representations and warranties and performance of its covenants have been fulfilled.

SELLERS' INDEMNIFICATION OBLIGATIONS

      The terms of the Stock Purchase Agreement provide that the Sellers' representations and warranties in the Stock Purchase Agreement survive for 12 months following the Closing Date, except that those representations and warranties with respect to (i) Chancellor LA's title and ownership of the Chancellor Outdoor Common Stock and Chancellor Mezzanine's title and ownership of the Whiteco Common Stock will survive indefinitely, and (ii) taxes will survive for a period equal to the applicable statute of limitations for all taxes imposed as a result of a breach by the Sellers of their representations regarding taxes.

      Under the Stock Purchase Agreement, the Sellers agree to indemnify and hold Lamar, Lamar Media and their officers, directors, employees and affiliates harmless from any damage, claim, liability or expense, including, without limitation, reasonable attorneys' fees (collectively, "Damages"), arising out of or relating to the breach of any warranty, representation, covenant or agreement of the Sellers contained in the Stock Purchase Agreement. Lamar and Lamar Media will not be indemnified for any Damages, however, unless and until the amount of all Damages exceeds $2,500,000 (the "Threshold Amount"), and then only for those Damages that exceed the Threshold Amount, and Lamar and Lamar Media will not be indemnified for Damages that exceed a maximum of $25,000,000.

      None of Lamar's or Lamar Media's representations and warranties in the Stock Purchase Agreement survive the Closing, and neither Lamar nor Lamar Media has similar indemnification obligations.

CONDUCT OF BUSINESS BY CHANCELLOR OUTDOOR AND LAMAR PENDING THE CLOSING

      Chancellor LA has agreed to use commercially reasonable efforts to cause Chancellor Outdoor and each of its subsidiaries (except as otherwise contemplated by the Stock Purchase Agreement, or as consented to by Lamar or Lamar Media in writing) to operate its business in the ordinary course, substantially in accordance with past practice and use commercially reasonable efforts not to take any action inconsistent with the Stock Purchase Agreement. Unless specifically consented to by Lamar in writing, Chancellor LA must ensure that Chancellor Outdoor and each of its subsidiaries do not, except as contemplated by the Stock Purchase Agreement:

<circle>   change or amend its Certificate of Incorporation, Bylaws or other organizational documents, except as otherwise required by law;

<circle>   enter into, extend, materially modify, terminate or renew any material contract (except in the ordinary course of business) or settle or otherwise resolve any financial issue, claim or adjustment under any such contract;

<circle>   sell, assign, transfer, convey, lease or otherwise dispose of any material assets or properties, except in the ordinary course of business;

<circle>   except as otherwise required by law, (i) take any action with respect to the grant of any severance or termination pay (otherwise than pursuant to policies or agreements of Chancellor Outdoor or any of its subsidiaries in effect on June 1, 1999) that will become due and payable from Chancellor Outdoor or any of its subsidiaries on or after the Closing Date; or (ii) make any change in the key management structure of Chancellor Outdoor or any of its subsidiaries, including, without limitation, the hiring of additional officers or the termination of existing officers, other than in the ordinary course of business;

<circle>   acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all of the assets of, or otherwise acquire any material assets or business of any corporation, partnership, association or other business organization or division of such company;

<circle>   make any material loans or advances to any partnership, firm or corporation, or, except for expenses incurred in the ordinary course of business, to any individual;

<circle>   amend any employee plan, pension plan or welfare plan for its employees or increase the salary of any management employee, except in the ordinary course of business;

<circle>   alter in any material respect the past practices of Chancellor
           Outdoor or any of its subsidiaries with respect to the collection of receivables or payment of payables; or

<circle>   enter into any agreement, or otherwise become obligated, to do any action prohibited under the Stock Purchase Agreement.

      Each of Lamar and Lamar Media have agreed that prior to the Closing, it will use commercially reasonable efforts to operate its business in the ordinary course and substantially in accordance with past practice and use commercially reasonable efforts not to take any action inconsistent with the Stock Purchase Agreement. Unless the Sellers consent in writing, neither Lamar nor Lamar Media will change or amend its certificate of incorporation, bylaws or other organizational documents, except as otherwise required by law or take any action that would be prohibited by the Stockholders Agreement if such actions were taken after the Closing.

NO SOLICITATION

      The Stock Purchase Agreement provides that prior to Closing, the Sellers and their affiliates, officers, directors, employees, representatives and agents may not directly or indirectly encourage, solicit, participate in, initiate or conduct discussions or negotiations with, or provide any information to any persons concerning any merger, sale of assets, sale of shares of capital stock or similar transactions involving Chancellor Outdoor.

NO USE OF CHANCELLOR NAME

      The Stock Purchase Agreement requires Lamar and Lamar Media to take all action to cause the corporate names of Chancellor Outdoor and its subsidiaries to be changed so that they no longer contain the name "Chancellor," and following the Closing, to keep Chancellor Outdoor, its subsidiaries and Lamar's affiliates from using the name "Chancellor" or any similar name for business purposes.

CERTAIN EMPLOYEE BENEFIT MATTERS

      The Stock Purchase Agreement provides that, with respect to all persons who were employees of Chancellor Outdoor and its subsidiaries who continue as such after the Closing, Lamar Media will offer the same employee benefits as are offered by Lamar Media to its own employees and will cause its employee benefit plans to recognize all prior service of such employees for the purpose of determining vesting of benefits, participation, eligibility and benefit accrual, including service with predecessor employers, to the extent that such service was recognized under analogous plans of Chancellor Outdoor or any of its subsidiaries or of the Sellers.

AMENDMENT AND TERMINATION

      The Stock Purchase Agreement provides that it may be amended or modified in whole or in part at any time upon mutual written agreement of the parties. It also provides that the Stock Purchase Agreement may be terminated at any time prior to the Closing:

<circle>    by written consent of the Sellers, Lamar and Lamar Media;

<circle>    by any party if consummation of any of the transactions
            contemplated by the Stock Purchase Agreement is enjoined, prohibited or otherwise restrained by the terms of a final, non-appealable order or judgment of a court of competent jurisdiction;

<circle>    by Sellers, on the one hand, or Lamar or Lamar Media, on the other hand, if the party or parties on the other side of the transaction has or have materially breached any representation, warranty, covenant or agreement, or if any such representation or warranty is untrue in any material respect, in either case such that the applicable closing condition is not satisfied, and, if capable of being cured, such breach or failure has not been cured within 30 days following notice thereof;

<circle>    by Lamar and Lamar Media, if the Closing has not occurred on or before December 1, 1999, for reasons other than as a result of Lamar's or Lamar Media's breach or the failure of all waiting periods under the HSR Act to have expired or been terminated; or

<circle>    by the Sellers, if the Closing has not occurred on or before
            December 1, 1999, other than as a result of the Sellers' breach.

FEES AND EXPENSES

      Each of Lamar, Lamar Media and the Sellers will bear its own expenses incurred in connection with the Stock Purchase Agreement and the transactions contemplated in the Agreement, whether or not such transactions are consummated, including, without limitation, all fees of legal counsel, financial advisors and accountants, except that all fees paid to Antitrust Authorities in connection with the notification and reporting requirements of the HSR Act for the transactions contemplated by the Stock Purchase Agreement will be paid by Lamar Media.

RIGHTS OF LAMAR STOCKHOLDERS; DILUTION

      The stockholders of Lamar will not be exchanging their shares of Lamar Common Stock for other securities, and the rights of holders of Class A Common Stock will not be altered as a result of the consummation of the Stock Purchase, except as those rights are affected by the Stockholders Agreement. However, the Stock Purchase will significantly dilute the interests of current holders of Lamar Common Stock. If the Stock Purchase is completed, Lamar's current stockholders will own in the aggregate approximately 70% of the total number of shares of Lamar Common Stock then outstanding, with the Sellers owning in the aggregate the remaining 30%, and current holders of Class A Common Stock will own in the aggregate approximately 63% of the total number of shares of Class A Common Stock then outstanding, with the Sellers owning in the aggregate the remaining 37%. However, because of the different voting rights of the Class A and Class B Common Stock, the Lamar Shares will confer to the Sellers collectively only approximately 10.5% of the total voting power of Lamar. Following the Share Issuance, RFLP will hold approximately 72% of the voting power of Lamar.

APPRAISAL RIGHTS

      Under the DGCL, Lamar stockholders do not have appraisal rights in connection with the Stock Purchase or the Share Issuance.

ACCOUNTING TREATMENT

      For accounting purposes, the Stock Purchase will be accounted for using the purchase method of accounting. Under the purchase method of accounting, the purchase price is allocated to the identifiable assets and liabilities acquired based upon the estimated fair values of such assets and liabilities on the date of acquisition. Any excess of the fair market value of the consideration given over the fair market value of the identifiable net assets acquired is reported as goodwill.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The summary of tax consequences set forth below is for general information only and is based on the law as currently in effect. The Stock Purchase will constitute a taxable transaction to Chancellor LA and its affiliated group for federal income tax purposes. Generally, for federal income tax purposes, upon the Whiteco Dividend, Chancellor Outdoor will realize gain or loss (if any) in an amount equal to the difference between the fair market value of the Whiteco Common Stock and Chancellor Outdoor's adjusted tax basis in the Whiteco Common Stock. That gain or loss (if any) will be recognized by Chancellor Outdoor's affiliated group upon the sale of the Whiteco Common Stock by Chancellor Mezzanine to Lamar Media. In addition, Chancellor LA will recognize gain or loss (if any) in an amount equal to the difference between (i) the aggregate of the cash and the fair market value of the Class A Common Stock received pursuant to the Stock Purchase, and (ii) Chancellor LA's adjusted tax basis in the shares of Chancellor Outdoor Common Stock tendered. Limitations may exist on the deductibility of losses, if any.

FEDERAL SECURITIES LAW CONSEQUENCES

      None of the Lamar Shares received by the Sellers in the Stock Purchase will be registered under the Securities Act of 1933, as amended (the "Securities Act"). As a result, the Class A Common Stock received by the Sellers may be resold only in transactions permitted by the resale provisions of Rule 144 promulgated under the Securities Act or as otherwise permitted under the Securities Act.

      The obligations of the Sellers to consummate the Stock Purchase are conditioned upon Lamar's executing the Registration Rights Agreement with the Sellers. See "- Other Terms and Conditions to the Stock Purchase - Registration Rights Agreement."

                           BUSINESS OF THE COMPANIES

DESCRIPTION OF THE BUSINESS OF LAMAR

       GENERAL

      Lamar has operated its outdoor advertising business under the Lamar name since 1902. As of December 31, 1998, Lamar managed approximately 71,900 outdoor advertising displays in 36 states, and as of June 30, 1999, Lamar managed approximately 75,700 outdoor advertising displays. Lamar also operates the largest logo sign business in the United States. These signs are located near highway exits and provide brand name information on available gas, food, lodging and camping services. Lamar also operates transit advertising displays on bus shelters, bus benches and buses in several markets.

      Lamar seeks to continue growing its local advertising business by focused strategic acquisitions. Lamar has completed over 105 acquisitions of outdoor advertising businesses from January 1, 1996 through July 31, 1999. In addition to acquiring positions in new markets, Lamar buys smaller outdoor advertising properties within existing or contiguous markets. During 1998, Lamar increased the number of outdoor advertising displays that it operates by approximately 66% by acquiring outdoor advertising assets, including the completion of 40 strategic acquisitions of outdoor advertising businesses and isolated purchases of outdoor advertising displays. As of June 30, 1999, Lamar's advertising business covered 107 primary outdoor advertising markets.

   OPERATIONS

      OUTDOOR ADVERTISING. For the year ended December 31, 1998, Lamar derived approximately 63% of its outdoor advertising net revenue from the sale of space on bulletins, which are typically 14 feet high and 48 feet wide. The other 37% of Lamar's outdoor advertising revenue for the year ended December 31, 1998 was derived from the sale of space on standardized and junior posters.
Standardized posters are generally 12 feet high and 25 feet wide, and are the most common type of billboard. Junior posters are usually six feet high and 12 feet wide, with copy typically being applied using wallpaper pasting methods.

      Lamar owns the physical structures on which the copy is applied. The structures are built on locations that Lamar either owns or leases. Bulletin space is generally sold as individually selected displays for the duration of the advertising contract or in rotary plans in which the copy is periodically rotated from one location to another within a given market.

      Lamar maintains production staffs in 91 of its markets to perform the full range of activities required to create and install outdoor advertising, including creating advertising copy, design and layout, painting the design or coordinating the printing and installation of the designs on displays.

      LOGO SIGNS. Since 1988, when Lamar entered the business of logo sign advertising, it has become the largest provider of logo sign services in the United States, operating 20 of the 24 privatized state logo sign contracts.

      TRANSIT ADVERTISING. Lamar has recently expanded into the transit advertising business through the operation of displays on bus shelters, benches and buses in 17 of its outdoor advertising markets and six other markets.

DESCRIPTION OF THE BUSINESS OF CHANCELLOR OUTDOOR

   GENERAL

      Chancellor Outdoor, a wholly-owned subsidiary of Chancellor LA and the parent corporation of Chancellor Whiteco, operates the fifth largest outdoor advertising company in the United States, owning over 42,700 billboards and outdoor displays in the United States as of June 30, 1999. It entered the outdoor advertising business with the acquisition of Martin Media L.P. ("Martin Media"), Martin & MacFarlane, Inc. ("Martin & MacFarlane") and certain affiliated companies in July 1998, and further expanded its outdoor presence with the acquisition of the outdoor advertising division of Whiteco Industries, Inc. ("Whiteco") in December 1998.

      The size and geographic diversity of its markets allow Chancellor Outdoor to attract national advertisers by providing the opportunity to package displays in several of its markets in a single contract, allowing a national advertiser to simplify its purchasing process and simultaneously present its message in several markets. National advertisers generally seek wide exposure in major markets and therefore tend to make larger purchases from a company that owns displays in a number of markets.

   OPERATIONS

      Chancellor Outdoor derives outdoor advertising revenue from contracts with advertisers for the rental of outdoor advertising space generally covering periods of one month up to five years. Rates are based on a particular display's exposure, or number of "impressions" delivered, in relation to the demographics of the particular market and/or its location within that market.

      Chancellor Outdoor operates the following types of displays: bulletins on major highways and freeways; thirty-sheet posters (usually 12 feet high and 25 feet wide) concentrated on major traffic arteries; eight-sheet posters (usually six feet high and 12 feet wide) predominantly located on city streets targeting pedestrian traffic; transit displays on bus and commuter train exteriors, commuter rail terminals, interior train cars, bus shelters and subway platforms; and street furniture displays consisting of back-illuminated display faces located on bus and tram shelters, newsstands, bicycle racks, information kiosks, recycling bins and automatic public toilets.

   The following table sets forth the outdoor advertising sales offices and total outdoor advertising displays by each sales office as of June 30, 1999:

                                                                TOTAL DISPLAYS
Northern Region:
  Chicago, IL                                                       3,063
  Pittsburgh, PA                                                    3,765
  Providence, RI                                                      580
  Harrisburg, PA                                                    1,275
  Milwaukee, WI                                                     1,183
  Hartford, CT                                                        399
  Scranton, PA                                                      1,014
  Albany, NY                                                          662
  Washington, D.C.                                                    594
                                                                   ------
       Total                                                       12,535
                                                                   ======

Southeastern Region:
  Ocala, FL                                                         3,103
  Terre Haute, IN                                                   1,784
  Columbus, OH                                                      1,261
  Rocky Mt., NC                                                     1,618
  Atlanta, GA                                                         847
  Cincinnati, OH                                                      813
  Evansville, IN                                                    1,124
                                                                   ------
       Total                                                       10,550
                                                                   ======

Southwestern Region:
  Dallas, TX                                                        1,734
  St. Joseph, MO                                                    2,841
  Tyler, TX                                                         1,745
  Amarillo, TX                                                      1,070
  Topeka, KS                                                        1,055
  Lubbock, TX                                                         679
  Midland, TX                                                         695
  Abilene, TX                                                         430
  San Angelo, TX                                                      251
                                                                   ------
       Total                                                       10,500
                                                                   ======

Western Region:
  Las Vegas, NV                                                     1,001
  Bakersfield, CA                                                   1,511
  Lancaster, CA                                                       718
  San Bernardino, CA                                                  397
  San Diego, CA                                                       301
  Laughlin, AZ                                                        349
  Yuma, AZ                                                            222
                                                                   ------
       Total                                                        4,499
                                                                   ======

Shelters/Street Furniture:

  Las Vegas, NV                                                     2,291
  Denver, CO                                                        1,536
  New Orleans, LA                                                     458
  Providence, RI                                                      370
                                                                   ------
       Total                                                        4,655
                                                                   ======


       Grand Total                                                 42,739
                                                                   ======

                             ____________________

These displays are subject to regulation at federal, state and local levels.

                        PRINCIPAL STOCKHOLDERS OF LAMAR

      Except as noted below, the following table sets forth as of August 4, 1999, the beneficial ownership of the Lamar Common Stock, by (i) each stockholder known by Lamar to beneficially own five percent or more of the Lamar Common Stock, (ii) Lamar's Chief Executive Officer and each of the other executive officers of Lamar other than the Chief Executive Officer, (iii) each Lamar director and (iv) all current executive officers and directors of Lamar as a group. Except as noted below, all shares indicated as beneficially owned are held with sole voting and investment power.

    Directors, Officers                 Title of                 Number of                 Percent
    and 5% Stockholders                   Class                   Shares                  of Class
--------------------------------    -----------------    -----------------------       --------------
Kevin P. Reilly, Jr.                   Class A                     7,500                   *
                                       Class B(1)             17,699,997(2)             100%(3)

Sean E. Reilly                         Class A
                                       Class B                17,699,997(2)             100%(3)

Charles W. Lamar, III                  Class A                 4,745,508(4)            10.9%

Keith A. Istre                         Class A                   99,512(5)                 *

Gerald H. Marchand                     Class A                  121,843(6)                 *

Jack S. Rome, Jr.                      Class A                    3,750(7)                 *

T. Everett Stewart, Jr.                Class A                   57,400(8)                 *

Stephen P. Mumblow                     Class A                    1,000                    *

Putnam Investments, Inc.               Class A                7,609,810(9)             17.5%
One Post Office Square
Boston, MA  02109

FMR Corp.                              Class A                4,402,500(10)            10.1%
82 Devonshire Street
Boston, MA  02109

Pilgrim Baxter & Associates, Ltd.      Class A                2,997,450(11)             6.9%
825 Duportail Road
Wayne, PA  19087

AMVESCAP PLC                           Class A                2,419,950(12)             5.6%
11 Devonshire Square
London ECZ2M 4YR
England

All Directors and Executive            Class A                5,036,513(13)            11.5%(14)
  Officers as a Group (8 Persons)      Class B               17,699,997(2)              100%

____________________
*    Less than one percent

(1) Upon the sale of any shares of Class B Common Stock to a person other than to a Permitted Transferee, such shares will automatically convert into shares of Class A Common Stock on a share-for-share basis. Permitted Transferees include (i) Kevin P. Reilly, Sr.; (ii) a descendant of Kevin P. Reilly, Sr.;
(iii) a spouse or surviving spouse (even if remarried) of any individual named or described in (i) or (ii) above; (iv) any estate, trust, guardianship, custodianship, curatorship or other fiduciary arrangement for the primary benefit of any one or more of the individuals named or described in (i), (ii) and (iii) above; and (v) any corporation, partnership, limited liability company or other business organization controlled by and substantially all of the interests in which are owned, directly or indirectly, by any one or more of the individuals and entities named or described in (i), (ii), (iii) and (iv) above. Except for voting rights, the Class A and Class B Common Stock are substantially identical. The holders of Class A Common Stock and Class B Common Stock vote together as a single class (except as may otherwise be required by Delaware law), with the holders of Class A Common Stock entitled to one vote per share and the holders of Class B Common Stock entitled to ten votes per share, on all matters on which the holders of Lamar Common Stock are entitled to vote.

(2) Consists of shares held by RFLP, of which Kevin Reilly, the President and Chief Executive Officer of Lamar, is the managing general partner. Kevin Reilly's three siblings, Wendell S. Reilly, Sean E. Reilly (a director) and Anna Reilly Cullinan, are the other general partners of RFLP. The managing general partner has sole voting power over the shares but dispositions of the shares require the approval of 50% of the general partnership interests of RFLP.

(3) Represents 28.9% of the Class A Common Stock if all shares of Class B Common Stock were converted into Class A Common Stock.

(4) Includes 1,369,966 shares of Class A Common Stock held in trust for Mr. Lamar's two minor children who reside with him, as to which Mr. Lamar disclaims beneficial ownership, and 1,500,000 shares of Class A Common Stock held by CWL3, LLC, as to which Mr. Lamar is deemed the beneficial owner.

(5) Includes 98,200 shares of Class A Common Stock subject to stock options exercisable within 60 days.

(6) Includes 18,000 shares of Class A Common Stock subject to stock options exercisable within 60 days.

(7) Consists of 3,000 shares of Class A Common Stock held in trust for Mr. Rome's two children and 750 shares of Class A Common Stock owned jointly with
J. King Woolf, III, as to which Mr. Rome is considered the beneficial owner.

(8) Consists of 57,400 shares of Class A Common Stock subject to stock options exercisable within 60 days.

(9) Putnam Investments, Inc. ("PI") shares voting power as to 341,251 of these shares with The Putnam Advisory Co., Inc. and shares dispositive power with Putnam Investment Management, Inc. and The Putnam Advisory Co., Inc. as to 7,068,972 and 540,838 of these shares, respectively. Based on the Schedule 13-G/A for the year ended December 31, 1998 filed by PI with the Commission.

(10) FMR Corp. has sole dispositive power over these shares. FMR Corp. has sole voting power with respect to 65,200 of the shares. Based on the Schedule 13-G/A for the year ended December 31, 1998 filed by FMR Corp. with the Commission.

(11) Based on the Schedule 13G for the year ended December 31, 1998 filed by Pilgrim Baxter & Associates, Ltd. with the Commission.

(12) AMVESCAP PLC shares voting and dispositive power over these shares with AVZ, Inc., AIM Management Group, Inc., AMVESCAP Group Services, Inc., INVESCO Inc., INVESCO Capital Management, Inc., INVESCO Management & Research, Inc., INVESCO Realty Advisers, Inc., INVESCO North America Holdings, Inc., INVESCO Funds Group, Inc. and INVESCO (NY) Asset Management, Inc. Based on the Schedule 13-G for the year ended December 31, 1998 filed by AMVESCAP PLC with the Commission.

(13) Includes 173,600 shares of Class A Common Stock subject to stock options exercisable within 60 days.

(14) Represents 37.1% of the Class A Common Stock if all shares of Class B Common Stock were converted into shares of Class A Common Stock.

                            SELECTED FINANCIAL DATA
                                      OF
                           LAMAR ADVERTISING COMPANY

      The selected consolidated statement of operations and balance sheet data presented below are derived from the audited consolidated financial statements of Lamar for the twelve months ended October 31, 1994, 1995 and 1996 and December 31, 1997 and 1998 and the unaudited consolidated financial statements of Lamar for the three months ended March 31, 1998 and 1999. The data presented below should be read in conjunction with Lamar's consolidated financial statements and the related notes thereto and Lamar's Management's Discussion and Analysis of Financial Condition and Results of Operations, which are incorporated by reference herein.

                                                               For the Years Ended
                                       ----------------------------------------------------------------         Three Months Ended
                                                      October 31,                     December 31,                   March 31,
                                       -------------------------------------     ----------------------     ----------------------
                                                                           (Dollars in thousands)

                                        1994           1995           1996          1997          1998         1998          1999
                                       ------         ------        -------      -------        -------     ---------    ---------
STATEMENT OF OPERATIONS DATA:
Revenues:
  Net advertising revenues.....       $ 84,473       $ 102,408     $ 120,602     $ 201,062     $ 288,588      $ 58,397    $ 85,766
Operating expenses:
  Direct advertising expenses..         28,959          34,386        41,184        63,390        92,849        20,830      29,764
  General & administrative
    expenses...................         24,239          27,057        29,466        45,368        60,935        13,216      20,099
  Depreciation & amortization..         11,352          14,942        16,470        48,037        88,572        17,605      31,561
                                      --------       ---------     ---------     ---------     ---------      --------    --------
     Total operating expenses..         64,550          76,385        87,120       156,795       242,356        51,651      81,424
                                      --------       ---------     ---------     ---------     ---------      --------    --------

Operating income ..............         19,923          26,023        33,482        44,267        46,232         6,746       4,342
                                      --------       ---------     ---------     ---------     ---------      --------    --------

Other expense (income):
  Interest income..............           (194)          (199)         (240)       (1,723)          (762)         (107)       (686)
  Interest expense.............         13,599         15,783        15,441        38,230         60,008        13,326      18,145
  Loss (gain) on disposition of
    assets.....................            675          1,476            91          (15)        (1,152)         (317)        (336)
  Other expense................            616            655           242           280            219          ---          ---
                                      --------       ---------     ---------     ---------     ---------      --------     --------
     Total other expense........        14,696         17,715        15,534        36,772         58,313        12,902      17,123
                                      --------       ---------     ---------     ---------     ---------      --------     --------
Earnings (loss) before income
  taxes & cumulative effect of a
  change in accounting
  principle.....................         5,227          8,308        17,948         7,495        (12,081)       (6,156)    (12,781)
Income tax expense (benefit)....        (2,072)        (2,390)        7,099         4,654           (191)       (1,565)     (2,842)
                                      --------      ---------      ---------     ---------     ---------      --------     --------
Net earnings (loss) before
  cumulative effect of a change
  in accounting principle.......         7,299         10,698        10,849         2,841        (11,890)       (4,591)     (9,939)
Cumulative effect of a change in
  in accounting principle, net
  of tax........................          ---             ---           ---           ---            ---           ---        (767)
                                      --------      ---------      ---------     ---------     ---------      --------     --------
Net earnings (loss).............         7,299         10,698        10,849         2,841        (11,890)       (4,591)    (10,706)
Preferred stock dividends.......           ---            ---          (365)         (365)          (365)          (91)        (91)
                                      --------      ---------      ---------     ---------     ---------      --------     --------
Net earnings (loss) applicable
  to common stock...............    $    7,299      $  10,698     $  10,484     $   2,476    $   (12,255)    $  (4,682) $  (10,797)
                                      ========      =========      =========     =========     =========      ========     ========
Net earnings (loss) before
   cumulative effect of a change
   in accounting principle per
   common share.................    $     0.14      $    0.21     $    0.25     $    0.05    $     (0.24)    $   (0.10) $    (0.16)
                                      ========      =========      =========     =========     =========      ========     ========
Net earnings (loss) per common
   share........................    $     0.14      $    0.21     $    0.25     $    0.05    $     (0.24)    $   (0.10) $    (0.18)
                                      ========      =========      =========     =========     =========      ========     ========
Balance Sheet Data (end of
period):
Cash & cash equivalents.........    $    8,016      $   5,886     $   8,430     $   7,246    $   128,597     $   4,041  $     8,171
Total assets....................    $  130,008      $ 133,885     $ 173,189     $ 651,336    $ 1,413,377     $ 699,542  $ 1,358,537
Total long-term obligations.....    $  147,957      $ 143,944     $ 130,211     $ 551,865    $   857,760     $ 600,470  $   859,063
Stockholders' equity (deficit)..    $  (37,352)     $ (28,154)    $  19,041     $  68,713    $   466,779     $  68,337  $   458,905

                             ____________________

                            SELECTED FINANCIAL DATA
                                      OF
                     CHANCELLOR MEDIA OUTDOOR CORPORATION
                               AND PREDECESSORS


CHANCELLOR MEDIA OUTDOOR CORPORATION

   The following table sets forth selected historical financial data for Chancellor Outdoor as of and for the periods indicated. The selected consolidated statement of operations and balance sheet data as of December 31, 1998 and for the period from July 22, 1998 (inception) through December 31, 1998 is derived from the audited consolidated financial statements of Chancellor Outdoor. The financial data as of and for the three months ended March 31, 1999 are derived from Chancellor Outdoor's unaudited consolidated financial statements which, in the opinion of management, include all adjustments (which consist only of normal recurring adjustments) necessary for a fair presentation of the financial position and results of operations of Chancellor Outdoor for such interim period. The data presented below should be read in conjunction with the consolidated financial statements of Chancellor Outdoor and the related notes thereto included elsewhere herein.

                                                   For the Period                           For the Three
                                                        from                                 Months Ended
                                                  July 22, 1998 to                          March 31, 1999
                                                  December 31, 1998                          (unaudited)
                                                ---------------------                     ------------------
                                                                    (DOLLARS IN THOUSANDS)
STATEMENT OF OPERATIONS DATA:
Net revenues...................................      $     47,605                               $    53,601

Operating expenses.............................            23,505                                    28,451
Corporate general & administrative expenses....             1,981                                     2,825
Depreciation and amortization..................            25,990                                    31,396
                                                     -------------                              ------------

Operating loss.................................            (3,871)                                   (9,071)
                                                     -------------                              ------------

Other income (expense).........................               156                                       (86)
Interest expense...............................              (105)                                      (64)
                                                     -------------                              ------------

Loss before income taxes.......................            (3,820)                                   (9,221)
Income tax expense (benefit)...................               345                                    (3,076)
                                                     -------------                              ------------

Net loss.......................................      $     (4,165)                              $    (6,145)
                                                     -------------                              ------------

Balance Sheet Data (end of period):
Cash & cash equivalents........................      $      2,023                               $     3,620
Total assets...................................      $  1,738,081                               $ 1,765,818
Total long-term liabilities....................      $    100,724                               $    97,408
Equity.........................................      $  1,614,526                               $ 1,645,570

                                _______________

THE OUTDOOR ADVERTISING DIVISION OF WHITECO INDUSTRIES,  INC.

      The following table sets forth selected historical financial data for Whiteco as of and for the periods indicated. The selected statement of operations and balance sheet data as of and for the years ended December 31, 1995, 1996 and 1997, and for the eleven months ended November 30, 1998 is derived from the audited financial statements of Whiteco. The data presented below should be read in conjunction with the audited financial statements and the related notes thereto included elsewhere herein.

                                                                                                             For the Eleven
                                                                 For the Years Ended                          Months Ended
                                                                    December 31,                              November 30,
                                                        -------------------------------------------      ------------------------
                                                                                (DOLLARS IN THOUSANDS)
                                                        1995              1996             1997                   1998
                                                       ---------        ----------       ----------      ------------------------
STATEMENT OF OPERATIONS DATA:
Revenues.........................................     $ 108,447         $ 117,268        $ 126,801            $    128,603
Less: agency commissions.........................         6,616             8,401            8,703                   8,973
                                                      ----------        ----------       ----------           -------------------

     Net revenues................................       101,831           108,867          118,098                 119,630

Cost of revenues.................................        40,659            42,021           45,615                  43,665
Selling and administrative expenses..............        20,056            21,933           24,443                  23,719
Depreciation and amortization....................         8,675            10,502           11,525                  10,342
Management fee expense and other.................         2,101             2,248            2,322                   2,577
                                                      ----------        ----------       ----------           -------------------

     Income from operations......................        30,340            32,163           34,193                  39,327

Other income, less other expenses................         1,060             1,131            1,833                     ---
Interest expense.................................           (38)              (18)              (4)                    (35)
Interest income..................................           ---              ---              ---                      134
Gain on sale of properties.......................           ---              ---              ---                    1,418
                                                      ----------        ----------       ----------           -------------------

Net income                                             $ 31,362         $  33,276         $ 36,022                $ 40,844
                                                      ==========        ==========       ==========           ===================

Balance Sheet Data (end of period)(1):
Cash & cash equivalents..........................      $    153         $     156         $    250                   -NA-
Total assets.....................................      $ 66,850         $  76,814         $ 90,443                   -NA-
Total long-term obligations......................      $    ---         $     ---         $    ---                   -NA-
Divisional equity................................      $ 65,452         $  74,604         $ 87,262                   -NA-

____________
(1) A balance sheet as of November 30, 1998 was not prepared; therefore, the balance sheet data is not provided.


                             ____________________

MARTIN MEDIA L.P.

      The following table sets forth selected historical financial data for Martin Media as of and for the periods indicated. The selected statements of operations and balance sheet data as of and for the years ended December 31, 1994, 1995, 1996 and 1997 and the seven months ended July 31, 1998 is derived from the audited financial statements of Martin Media. The data presented below should be read in conjunction with the audited financial statements of Martin Media and the related notes thereto included elsewhere herein.

                                                                                                               For the Seven
                                                                                                                Months Ended
                                                      For the Years Ended December 31,                            July 31,
                                    ----------------------------------------------------------------------     --------------
                                        1994               1995               1996               1997               1998
                                    -------------      -------------      -------------      -------------     --------------
                                                                     (Dollars in thousands)
Statements of Operations Data:
Revenue............................. $    29,742        $    33,733        $    42,359        $    48,107        $    33,791
Cost of revenue.....................       3,987              4,459              5,745              6,091              4,136
                                    -------------      -------------      -------------      -------------     --------------

     Gross profit...................      25,755             29,274             36,614             42,016             29,655

Operating expenses..................      16,739             16,862             20,929             21,202             14,364

Depreciation and amortization.......       3,221              3,340              5,365              9,283             11,223
Refinance and acquisition expenses..         ---                ---              3,823              9,645              3,276
Management fees and other...........         895              1,111              1,278              1,937              3,174
                                    -------------      -------------      -------------      -------------     --------------
Operating income (loss).............       4,900              7,961              5,219                (51)            (2,382)

Other income (expenses):
     Interest income................          85                116                 96                 66                 20
     Interest expense...............      (4,387)            (5,030)            (6,022)            (8,024)            (8,527)
     Miscellaneous income...........         408                284                253              1,077                473
     Miscellaneous expense..........         ---                (93)               (11)               ---                ---
     Loss on disposal of assets.....        (406)              (378)              (459)              (512)               ---
                                    -------------      -------------      -------------      -------------     --------------
        Net income (loss)........... $       600        $     2,860        $      (924)        $   (7,444)        $  (10,416)
                                    =============      =============      =============      =============     ==============
Balance Sheet Data (end of
period)(1):
Cash & cash equivalents............. $     3,395        $     5,445        $     2,662        $        23           -NA-
Total assets........................ $    58,406        $    58,668        $    77,474        $   142,074           -NA-
Total long-term obligations......... $    53,440        $    47,897        $    67,415        $   109,681           -NA-
Partners' capital (deficit)......... $       822        $     3,185        $     1,974        $   (5,470)           -NA-

____________
(1) A balance sheet as of July 31, 1998 was not prepared; therefore, the balance sheet data is not provided.

                             ____________________

MARTIN & MACFARLANE, INC.

      The following table sets forth selected historical financial data for Martin & MacFarlane, Inc. ("Martin & MacFarlane") as of and for the periods indicated. The selected statements of operations and balance sheet data as of and for the years ended June 30, 1994 and 1995 and the six months ended December 31, 1995, the years ended December 31, 1996 and 1997 and the seven months ended July 31, 1998 is derived from the audited financial statements of Martin & MacFarlane. The data presented below should be read in conjunction with the audited financial statements of Martin & MacFarlane and the related notes thereto included elsewhere herein.

                                               For the Year             For the Six            For the Year          For the Seven
                                                  Ended                 Months Ended              Ended               Months Ended
                                                 June 30,               December 31,           December 31,             July 31,
                                          -----------------------     --------------     -----------------------    --------------
                                            1994           1995            1995            1996          1997            1998
                                         ------------------------     --------------     -----------------------    --------------
                                                                        (Dollars in thousands)
Statements of Operations Data:
Revenue                                   $ 14,915       $ 16,169      $      8,311      $ 16,994      $ 22,535      $     17,946
Cost of revenue                              2,002          2,046             1,066         2,155         2,477             1,370
Gross profit                                12,913         14,123             7,245        14,839        20,058            16,576
Operating expense                            9,420         10,070             4,982         9,534        11,319            10,526
Depreciation and amortization                1,083          1,100               575         1,317         2,903             3,471
Management fees and other expenses             ---            ---               ---           473         2,210             2,623
Refinance and acquisition expenses             ---            ---               ---            85           884             1,570
                                          ---------      ---------      ------------      --------     ---------      -----------
        Operating income (loss)              2,410          2,953             1,688         3,430         2,742            (1,614)
                                          ---------      ---------      ------------      --------     ---------      -----------
Other income (expense):
     Interest income                           ---            ---               ---            10            15               ---
     Interest expense                      (1,513)         (1,313)             (552)       (1,116)       (2,538)           (2,244)
     Gain (loss) on disposal of assets       (204)          2,405                (2)         (137)         (207)              465
     Employee separation expense               ---          (270)               ---           ---           ---               ---
     Other income                              79            153                125           117           414               537
                                          ---------      ---------      ------------      --------     ---------      -----------
                                           (1,638)           975               (429)       (1,126)       (2,316)           (1,242)
Income (loss before income taxes and
     cumulative effect of change in
     accounting principle)                    772          3,928              1,259         2,304            426            (2,856)
Income tax expense (benefit)                  553          1,520             (2,972)           58             23                10
                                          ---------      ---------      ------------      --------     ---------      -----------
Net income (loss) before cumulative           219          2,408              4,231         2,246            403            (2,866)
     effect of change in accounting
     principle
Cumulative effect of change in
     accounting for income taxes             (575)            ---               ---           ---           ---               ---
                                          ---------      ---------      ------------      --------     ---------      -----------
     Net income (loss)                   $   (356)      $  2,408       $      4,231      $  2,246      $     403     $      (2,866)
                                         ==========     =========      =============     =========     ==========    ==============
Balance Sheet Data (end of period)(1)
Cash & cash equivalents                  $    451       $    352       $        376      $     11      $     138              -NA-
Total assets                             $ 21,579       $ 21,693       $     20,700      $ 27,105      $  46,058              -NA-
Total long-term obligations              $ 14,149       $ 12,067       $      8,233      $  6,947      $  36,144              -NA-
Stockholders' equity                     $  3,309       $  5,531       $      9,639      $ 10,285      $   7,548              -NA-

 ____________
(1) A balance sheet as of July 31, 1998 was not prepared; therefore, the balance sheet data is not provided.

                                       ____________________

                     CHANCELLOR MEDIA OUTDOOR CORPORATION
                     MANAGEMENT'S DISCUSSION AND ANALYSIS
                      OF FINANCIAL CONDITION AND RESULTS
                                 OF OPERATIONS


GENERAL

      Chancellor Outdoor was formed on July 22, 1998 and completed the following transactions between its inception date and March 31, 1999:

<circle>    the acquisition of Martin Media, Martin & MacFarlane and certain affiliated companies (collectively "Martin"), which operated 13,700 billboards and outdoor displays in 12 states serving 23 markets, for a total purchase price of $615.1 million on July 31, 1998;

<circle>    the acquisition of approximately 1,000 billboards and outdoor display faces from Kunz & Company for a purchase price of $40.3 million on November 13, 1998;

<circle>    the acquisition of Whiteco, which operated 22,500 billboards and outdoor displays in 34 states, for a purchase price of $981.7 million on December 1, 1998; and

<circle>    the acquisition of over 5,200 additional billboards and outdoor displays in various markets for a purchase price of $68.8 million between September 1998 and March 1999.

      The acquisitions were accounted for as purchases. Consequently, the results of operations of Chancellor Outdoor include the results of operations of the acquired entities from the respective dates of acquisition.

      Following is a breakdown of the results of operations for the periods noted of Chancellor Outdoor and its significant predecessor entities: Whiteco, Martin Media and Martin & MacFarlane.

RESULTS OF OPERATIONS

                     CHANCELLOR MEDIA OUTDOOR CORPORATION

JULY 22, 1998 (INCEPTION) TO DECEMBER 31, 1998 COMPARED TO THE THREE MONTHS ENDED MARCH 31, 1999

      Results of operations for the period July 22, 1998 (inception) through December 31, 1998 are not comparable to the results of operations for the three months ended March 31, 1999 due to the acquisitions completed during the period and the effect of seasonal fluctuations.

      Net revenues during the period from July 22, 1998 through March 31, 1999 averaged $12.7 million per month and increased from $7.4 million in August 1998 to $18.5 million in March 1999 as a result of the various acquisitions of billboards and outdoor display faces discussed above, most notably the acquisition of Whiteco on December 1, 1998. Overall, monthly revenue per display remained fairly consistent throughout the period, with a slight seasonal decrease noted during the winter months and a slight decrease in average rates per display subsequent to the acquisition of Whiteco. Average rates per display for Martin are higher than Whiteco, as Martin's boards are generally concentrated in more metropolitan areas.

      Operating expenses represented 49.4% of net revenues for the period from July 22, 1998 through December 31, 1998 and 53.1% of net revenues for the three months ended March 31, 1999. The increase is primarily due to the seasonal effect of lower occupancy and billing rates during the winter months. Average monthly operating expenses per display were also slightly higher for the three months ended March 31, 1999.

      Corporate general and administrative expenses increased over the period due to the acquisitions discussed above and the establishment of the Chancellor Outdoor Group corporate offices.

      Depreciation and amortization expense averaged $7.2 million per month from August 1998 through March 1999 and increased from $3.8 million in August 1998 to $10.5 million in March 1999 due to the acquisitions discussed above.

      For the period from July 22, 1998 through December 31, 1998, income tax expense was $0.3 million, compared to a benefit of $3.1 million for the three months ended March 31, 1999. The change was due to an increase in the book loss for the three months ended March 31, 1999, as compared to the period ended December 31, 1998, which exceeded both the permanent items and the state income tax expense recorded for the quarter. Since the predecessor companies have a history of generating taxable income and due to the significant level of deferred tax liabilities, the likelihood of recognizing the deferred tax assets generated during the period is considered to be probable.

         THE OUTDOOR ADVERTISING DIVISION OF WHITECO INDUSTRIES, INC.

ELEVEN MONTHS ENDED NOVEMBER 30, 1998 COMPARED TO YEAR ENDED DECEMBER 31, 1997

      Net revenues for the eleven months ended November 30, 1998 aggregated $119.6 million and increased on a monthly basis compared to the year ended December 31, 1997 as a result of acquisitions during 1998 and an increase in monthly net revenues per display. Monthly net revenues per display increased due to Whiteco's revenue growth in all of its main product lines, particularly bulletins. Bulletin sales continued to increase primarily as a result of new promotions implemented by Whiteco, a new compensation plan and increased sales training.

      Operating expenses as a percentage of net revenues were consistent from period to period. Cost of revenues was 36.5% of net revenues for the eleven months ended November 30, 1998 and 38.6% of net revenues for the year ended December 31, 1997. Selling and administrative expenses were 19.8% of net revenues for the eleven months ended November 30, 1998 and 20.7% of net revenues for the year ended December 31, 1997. Monthly cost per display for 1998 was consistent with 1997.

YEAR ENDED DECEMBER 31, 1997 COMPARED TO YEAR ENDED DECEMBER 31, 1996

      Net revenues for the year ended December 31, 1997 increased 8.5% to $118.1 million compared to $108.9 million for the year ended December 31, 1996. The increase in net revenues was primarily attributable to acquisitions during 1997 and Whiteco's revenue growth in all of its main product lines, particularly bulletins. The growth in the bulletin line is primarily the result of new promotions implemented by Whiteco, a new compensation plan and increased sales training.

      Operating expenses as a percentage of net revenues were relatively consistent from year to year. Cost of revenues for 1997 increased 8.6% to $45.6 million compared to $42.0 million in 1996. Selling and administrative expenses for 1997 increased 11.4% to $24.4 million compared to $21.9 million in 1996.

                               MARTIN MEDIA L.P.

      Prior to its acquisition by Chancellor Outdoor, Martin Media completed several significant transactions during 1998, including the acquisition of over 1,300 billboards and outdoor displays in the Las Vegas and Pittsburgh markets from Las Vegas Outdoor Advertising, Inc. and POA for a total purchase price of approximately $22.7 million.

      Martin Media began operating approximately 270 display faces owned by Kunz & Company under a management agreement effective July 31, 1997. On December 23, 1997, Martin Media acquired Connell Outdoor Advertising Company, an outdoor advertising company with 88 billboards in the Las Vegas market, for $30.0 million.

SEVEN MONTHS ENDED JULY 31, 1998 COMPARED TO YEAR ENDED DECEMBER 31, 1997

      Gross profit for the seven months ended July 31, 1998 aggregated $29.7 million and increased on a monthly basis compared to gross profit for the year ended December 31, 1997, which totaled $42.0 million, as a result of acquisitions during 1998 and an increase in monthly gross profit per display due to general market improvements, particularly in Nevada and Pittsburgh.

      Operating expenses remained relatively consistent at 48.4% of gross profit, or $14.4 million, for the seven months ended July 31, 1998 and 50.5% of gross profit, or $21.2 million, for the year ended December 31, 1997. Depreciation and amortization expense per month increased over the period due to the acquisitions discussed above. Total depreciation expense for the seven months ended July 31, 1998 and for the year ended December 31, 1997 was $11.2 million and $9.3 million, respectively.

      Refinance and acquisition expenses were $3.3 million for the seven months ended July 31, 1998 and $9.6 million for the year ended December 31, 1997. Martin Media's administrative functions are performed by MW Sign Corp., its general partner. Martin Media pays to MW Sign Corp. refinancing fees of 4% of all debt refinanced and acquisition fees of 4% of the purchase price of acquired companies.

YEAR ENDED DECEMBER 31, 1997 COMPARED TO YEAR ENDED DECEMBER 31, 1996

      Gross profit for the year ended December 31, 1997 increased 14.8% to $42.0 million compared to $36.6 million for the year ended December 31, 1996. The increase in gross profit was primarily attributable to acquisitions during 1997 and general market improvements. The Nevada market experienced the greatest increase in sales with the average occupancy rate in that market increasing approximately 19.0%.

      Operating expenses for the year ended December 31, 1997 increased 1.3% to $21.2 million compared to $20.9 million for the year ended December 31, 1996.

      Depreciation and amortization expense for 1997 increased 73.0% to $9.3 million compared to $5.4 million in 1996, due to the acquisitions discussed above and newly constructed billboards.

      Refinance and acquisition expenses were $9.6 million for the year ended December 31, 1997 and $3.8 million for the year ended December 31, 1996. Martin Media's administrative functions are performed by MW Sign Corp., its general partner. Martin Media pays to MW Sign Corp. refinancing fees of 4% of all debt refinanced and acquisition fees of 4% of the purchase price of acquired companies.

                           MARTIN & MACFARLANE, INC.

      On January 2, 1998, prior to its acquisition by Chancellor Outdoor, Martin & MacFarlane acquired Newman Outdoor of Texas, Inc., an outdoor advertising company with over 1,200 billboards and outdoor displays in three markets, for approximately $12.5 million.

      Martin & MacFarlane began operating approximately 730 display faces owned by Kunz & Company under a management agreement effective July 3, 1997.

SEVEN MONTHS ENDED JULY 31, 1998 COMPARED TO YEAR ENDED DECEMBER 31, 1997

      Gross profit for the seven months ended July 31, 1998 aggregated $16.6 million and increased on a monthly basis compared to gross profit for the year ended December 31, 1997, which totaled $20.1 million, as a result of acquisitions during 1998 and an increase in monthly gross profit per display due to general market improvements, particularly in the California markets.

      Operating expenses were 63.5% of gross profit, or $10.5 million, for the seven months ended July 31, 1998 compared to 56.4% of gross profit, or $11.3 million, for the year ended December 31, 1997. Martin & MacFarlane typically experiences its highest occupancy and advertising rates during the months of May through September. Therefore, margins for the seven months ended July 31, 1998 were less favorable than the margins for the twelve months ended December 31, 1997.

      Depreciation and amortization expense per month increased over the period due to the acquisitions discussed above. Total depreciation expense for the seven months ended July 31, 1998 and for the year ended December 31, 1997 was $3.5 million and $2.9 million, respectively.

YEAR ENDED DECEMBER 31, 1997 COMPARED TO YEAR ENDED DECEMBER 31, 1996

      Gross profit for the year ended December 31, 1997 increased 35.2% to $20.1 million compared to $14.8 million for the year ended December 31, 1996. The increase in gross profit was primarily attributable to acquisitions during 1997 and market growth, particularly Amarillo and Bakersfield.

      Operating expenses for the year ended December 31, 1997 increased 18.7% to $11.3 million compared to $9.5 million for the year ended December 31, 1996, consistent with the increase in gross profit.

      Depreciation and amortization expense for 1997 increased 120.4% to $2.9 million compared to $1.3 million in 1996, due to the acquisitions discussed above and newly constructed billboards.

LIQUIDITY AND CAPITAL RESOURCES

      Since its inception on July 22, 1998, Chancellor Outdoor's capital requirements have been financed primarily through cash flows from operations. Excess cash flow from operations is distributed to Chancellor LA. Operating activities provided net cash of $22.9 million for the period July 22, 1998 to December 31, 1998 and $17.5 million for the three months ended March 31, 1999. Chancellor Outdoor does not maintain a separate credit facility.

RECENTLY-ISSUED ACCOUNTING PRINCIPLE

      In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement establishes accounting and reporting standards for derivative instruments and hedging activities. SFAS No. 133 is effective for all fiscal quarters of all fiscal years beginning after June 15, 1999. Management does not anticipate that this Statement will have a material impact on Chancellor Outdoor's consolidated financial statements.

YEAR 2000 ISSUE

      The Year 2000 ("Y2K") issue is whether Chancellor Outdoor's computer systems will properly recognize date sensitive information when the year changes to 2000, or "00." Systems that do not properly recognize such information could generate erroneous data or cause a system to fail.

      Chancellor Outdoor has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Y2K issue and has developed an implementation plan. Chancellor Outdoor uses proprietary software programs for its operations and is in the process of reviewing various modifications and replacement plans. Chancellor Outdoor estimates that approximately 75% of its Y2K remediation had been completed as of June 15, 1999. The remaining remediation efforts are expected to be completed by the end of the third quarter of 1999. Chancellor Outdoor's Y2K implementation plan also includes ensuring that its computer hardware and other equipment with embedded chips or processors are Y2K compliant.

      Costs associated with ensuring that Chancellor Outdoor's existing systems are Y2K compliant and replacing certain existing systems are currently expected to be approximately $0.6 million, of which $0.5 million had been incurred through June 15, 1999. These costs, in conjunction with investments Chancellor Outdoor is making in information systems and technology, are expected to reduce the risks associated with Y2K issues.

      The ability of third parties with whom Chancellor Outdoor transacts business to address their Y2K issues adequately is outside of Chancellor Outdoor's control. Therefore, there can be no assurance that the failure of such third parties to address their Y2K issues adequately will not have a material adverse effect on Chancellor Outdoor's business, financial condition, cash flows and results of operations. Chancellor Outdoor has begun development of contingency plans intended to mitigate any possible disruption in business that may result from certain of Chancellor Outdoor's systems or the systems of third parties that are not Y2K compliant.

      The Y2K cost estimates are subject to change based on further analysis, and any change in the costs may be material. As solutions are implemented and new issues are recognized, the focus of Chancellor Outdoor's efforts and costs to address the Y2K issue may be adjusted. Furthermore, Chancellor Outdoor cannot guarantee that there will be no Y2K issues in spite of these efforts and if such modifications and replacements are not made, or are not completed in time, the Y2K issue could have a material impact on Chancellor Outdoor's operations.

                           LAMAR ADVERTISING COMPANY
                  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS


      The following sets forth unaudited pro forma condensed consolidated financial information for Lamar. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998 gives effect to the acquisition of Outdoor Communications, Inc. (as filed in Lamar's Form 8-K/A filed June 8, 1999) and the proposed Stock Purchase as if the transactions had occurred on January 1, 1998. The unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 1999 gives effect to the proposed Stock Purchase as if the transaction had occurred on January 1, 1998. The unaudited pro forma condensed consolidated balance sheet as of March 31, 1999 gives effect to the Stock Purchase as if the transaction had occurred on March 31, 1999.

      For purposes of the pro forma financial information: (i) the pro forma statement of operations of Lamar for the year ended December 31, 1998 (as adjusted for the Outdoor Communications, Inc. acquisition) has been combined with the statement of operations of Chancellor Outdoor for the period July 22, 1998 (inception) to December 31, 1998, the statement of operations of Martin Media for the seven months ended July 31, 1998, the statement of operations of Martin & MacFarlane for the seven months ended July 31, 1998 and the statement of income of Whiteco for the eleven months ended November 30, 1998; (ii) the statement of operations of Lamar for the three month period ended March 31, 1999 has been combined with the statement of operations of Chancellor Outdoor for the same period, and (iii) the balance sheet of Lamar as of March 31, 1999 has been combined with the balance sheet of Chancellor Outdoor as of March 31, 1999.

      The unaudited pro forma condensed consolidated financial statements give effect to the acquisitions under the purchase method of accounting. The pro forma adjustments are described in the accompanying notes and are based on preliminary estimates and certain assumptions that management of Lamar believes reasonable under the circumstances.

      The unaudited pro forma condensed consolidated financial statements have been prepared by Lamar's management. The unaudited pro forma data is not designed to represent and does not represent what Lamar's results of operations or financial position would have been had the Stock Purchase and the acquisition of Outdoor Communications, Inc. been completed on or as of the dates assumed, and is not intended to project Lamar's results of operations for any future period or as of any future date. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited and unaudited consolidated financial statements and notes of Lamar, Chancellor Outdoor, Martin Media, Martin & MacFarlane, Whiteco and Outdoor Communications, Inc. included elsewhere, or incorporated by reference, herein.



                           LAMAR ADVERTISING COMPANY
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1998
                (dollars in thousands, except per share data)



                                           PRO FORMA
                                             LAMAR            CHANCELLOR            MARTIN           MARTIN &
                                           ADJUSTED             OUTDOOR             MEDIA           MACFARLANE         WHITECO
                                          FOR THE OCI       JULY 22, 1998 TO    JAN 1, 1998 TO    JAN 1, 1998 TO    JAN 1, 1998 TO
                                          ACQUISITION      DECEMBER 31, 1998    JULY 31, 1998     JULY 31, 1998      NOV 30, 1998
                                        ---------------    -----------------    --------------    --------------    --------------
Revenues, net                           $       332,754    $          47,605    $       29,655    $       16,576    $      119,630
                                        ---------------    -----------------    --------------    --------------    --------------

Direct advertising expenses                    108,781               23,505            14,364            10,526            43,665
General and administrative expenses             69,662                1,981             6,450             4,193            26,296
Depreciation and amortization                  112,805               25,990            11,223             3,471            10,342
                                        ---------------    -----------------    --------------    --------------    --------------
                                               291,248               51,476            32,037            18,190            80,303
                                        ---------------    -----------------    --------------    --------------    --------------
Operating income (loss)                         41,506               (3,871)           (2,382)           (1,614)           39,327
                                        ---------------    -----------------    --------------    --------------    --------------
Other expense (income):
Interest income                                   (762)               - -                 (20)            - -                (134)
Interest expense                                80,581                  105             8,527             2,244                35
Loss (gain) on disposition of assets              (729)               - -               - -                (465)           (1,418)
Other expenses                                     314                 (156)             (473)             (537)            - -
                                        ---------------    -----------------    --------------    --------------    --------------
                                                79,404                  (51)            8,034             1,242            (1,517)
                                        ---------------    -----------------    --------------    --------------    --------------

Income (loss) before income taxes              (37,898)              (3,820)          (10,416)           (2,856)           40,844

Income tax expense (benefit)                    (6,368)                 345             - -                  10             - -
                                        ---------------    -----------------    --------------    --------------    --------------
Net income (loss)                              (31,530)    $         (4,165)    $     (10,416)    $      (2,866)    $      40,844
                                                           =================    ==============    ==============    ==============
Preferred stock dividends                          365
                                        ---------------
Net loss applicable to common stock     $      (31,895)
                                        ===============

Net loss  per common share              $        (0.62)
                                        ===============

Weighted average number of shares
  outstanding                               51,361,522
                                        ===============


                                               COMBINED
                                              CHANCELLOR
                                                OUTDOOR           ACQUISITION          PRO FORMA
                                               12/31/98           ADJUSTMENTS          COMBINED
                                            ---------------     ---------------     ---------------
   Revenues, net                            $      213,466      $       (3,810) (6) $      542,410
                                            ---------------     ---------------     ---------------

   Direct advertising expenses                      92,060              (1,993) (6)        198,848
   General and administrative expenses              38,920              (2,734) (1)        105,848
   Depreciation and amortization                    51,026              97,754  (2)        261,585
                                            ---------------     ---------------     ---------------
                                                   182,006              93,027             566,281
                                            ---------------     ---------------     ---------------
   Operating income (loss)                          31,460             (96,837)            (23,871)
                                            ---------------     ---------------     ---------------
   Other expense (income):
   Interest income                                    (154)                154  (3)           (762)
   Interest expense                                 10,911              40,046  (4)        131,538
   Loss (gain) on disposition of assets             (1,883)              - -                (2,612)
   Other expenses                                   (1,166)              - -                  (852)
                                            ---------------     ---------------     ---------------
                                                     7,708              40,200             127,312
                                            ---------------     ---------------     ---------------

   Loss before income taxes                         23,752            (137,037)           (151,183)

   Income tax benefit                                  355             (44,536) (5)        (50,549)
                                            ---------------     ---------------     ---------------
   Net income (loss)                        $       23,397      $      (92,501)     $     (100,634)
                                            ===============     ===============
   Preferred stock dividends                                                                   365
                                                                                    ---------------
   Net loss applicable to common stock                                              $     (100,999)
                                                                                    ===============

   Net loss  per common share                                                       $        (1.30)
                                                                                    ===============

   Weighted average number of shares
     outstanding                                                    26,227,273          77,588,795
                                                                ===============     ===============


                              LAMAR ADVERTISING COMPANY
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                           THREE MONTHS ENDED MARCH 31, 1999
                   (dollars in thousands, except per share data)




                                                                     CHANCELLOR        ACQUISITION         PRO FORMA
                                                    LAMAR             OUTDOOR          ADJUSTMENTS         COMBINED
                                                --------------     --------------     --------------     --------------

     Revenues, net                              $      85,766      $      53,601      $        (847) (6) $     138,520
                                                --------------     --------------     --------------     --------------

     Direct advertising expenses                       29,764             28,451               (480) (6)        57,735
     General and administrative expenses               20,099              2,825              - -               22,924
     Depreciation and amortization                     31,561             31,396              5,799  (2)        68,756
                                                --------------     --------------     --------------     --------------
                                                       81,424             62,672              5,319            149,415
                                                --------------     --------------     --------------     --------------
     Operating income (loss)                            4,342             (9,071)            (6,166)           (10,895)
                                                --------------     --------------     --------------     --------------
     Other expense (income):
     Interest income                                     (686)             - -                - -                 (686)
     Interest expense                                  18,145                 64             12,501  (4)        30,710
     Gain on disposition of assets                       (336)             - -                - -                 (336)
     Other expenses                                     - -                   86              - -                   86
                                                --------------     --------------     --------------     --------------
                                                       17,123                150             12,501             29,774
                                                --------------     --------------     --------------     --------------

     Loss before income taxes                         (12,781)            (9,221)           (18,667)           (40,669)

     Income tax benefit                                (2,842)            (3,076)            (7,800) (5)       (13,718)
                                                --------------     --------------     --------------     --------------
     Loss before cumulative effect of a change
       in accounting principle                  $      (9,939)     $      (6,145)     $     (10,867)     $     (26,951)
                                                ==============     ==============     ==============     ==============


     Loss before cumulative effect of a change
       in accounting principle per common share $       (0.16)                                           $       (0.31)
                                                ==============                                           ==============

     Weighted average number of shares
       outstanding                                 61,143,351                            26,227,273         87,370,624
                                                ==============                        ==============     ==============

                        LAMAR ADVERTISING COMPANY
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              MARCH 31, 1999
                          (dollars in thousands)



                                                                 CHANCELLOR           PRO FORMA           PRO FORMA
                                                LAMAR              OUTDOOR           ADJUSTMENTS          COMBINED
                                           ---------------     ---------------     ---------------     ---------------

  Cash                                     $        8,171      $        3,620      $        - -        $       11,791
  Net receivables                                  41,042              29,015               - -                70,057
  Other current assets                             17,573              18,945              (2,243) (7)         34,275
                                           ---------------     ---------------     ---------------     ---------------
    Total current assets                           66,786              51,580              (2,243)            116,123
                                           ---------------     ---------------     ---------------     ---------------


  Property, plant and equipment, net              521,495           1,213,218            (571,627) (8)      1,163,086
                                           ---------------     ---------------     ---------------     ---------------


  Intangibles                                     752,809             499,852             610,013  (9)      1,862,674
  Other assets                                     17,447               1,168               - -                18,615
                                           ---------------     ---------------     ---------------     ---------------
     Total assets                          $    1,358,537      $    1,765,818      $       36,143      $    3,160,498
                                           ===============     ===============     ===============     ===============





  Current maturities of long-term debt     $        4,165      $          671      $        - -        $        4,836
  Other current liabilities                        36,404              22,169              22,000  (10)        80,573
                                           ---------------     ---------------     ---------------     ---------------
                                                   40,569              22,840              22,000              85,409
                                           ---------------     ---------------     ---------------     ---------------

  Long-term debt                                  829,288               1,854             700,000  (11)     1,531,142
  Deferred income - Long term                       1,313               - -                 - -                 1,313
  Other liabilities                                 4,464               - -                 - -                 4,464
  Deferred tax liability                           23,998              95,554              12,721  (12)       132,273
                                           ---------------     ---------------     ---------------     ---------------
     Total Liabilities                            899,632             120,248             734,721           1,754,601
                                           ---------------     ---------------     ---------------     ---------------

  Stockholders' equity                            458,905           1,645,570            (698,578) (13)     1,405,897

                                           ---------------     ---------------     ---------------     ---------------
     Total liabilities and stockholders'
       equity                              $    1,358,537      $    1,765,818      $       36,143      $    3,160,498
                                           ===============     ===============     ===============     ===============

                        LAMAR ADVERTISING COMPANY
NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                        (dollars in thousands)



For purposes of determining the pro forma effect of the Chancellor Outdoor acquisition on Lamar's Condensed Consolidated Statements of Operations for the year ended December 31, 1998 and the three months' ended March 31, 1999, the following adjustments have been made:



                                                                                                 12/31/98               03/31/99
                                                                                             ---------------        --------------
         (1)         To eliminate expenses in Chancellor Outdoor's combined financial statement related to management fees that would not have existed had the Stock Purchase taken place at the beginning of the year

                     General and administrative expenses                                              (2,734)                 - -
                                                                                             ===============        ==============


         (2)         To record incremental amortization and depreciation
                     due to the application of purchase accounting.
                     Depreciation and amortization are calculated using
                     accelerated and straight line methods over the estimated
                     useful lives of the assets generally from 5-15 years.                            97,754                 5,799
                                                                                              ===============        =============


         (3)         To eliminate historical interest income that would not
                     have existed had the Stock Purchase taken place on
                     January 1, 1998                                                                     154                  - -
                                                                                              ===============        =============


         (4)         To eliminate historical interest expense
                     in Chancellor Outdoor's combined  financial statements
                     and record interest expense related to the debt acquired
                     and incurred in the Stock Purchase. (A difference of .125% in the rate of interest would have changed income by $875 and
                     $216 for the year ended December 31, 1998 and three months ended March 31, 1999, respectively.)

                     Historical interest expense                                                     (10,911)                 (64)
                     Interest expense on debt acquired and incurred in the Stock Purchase.            50,957               12,565
                                                                                              ---------------        -------------
                                                                                                      40,046               12,501
                                                                                              ===============        =============


         (5)         To record the tax effect on pro forma statements
                     for the Stock Purchase.                                                         (44,536)              (7,800)
                                                                                              ===============        =============


         (6)         To record the effect on net revenues and direct expenses of the divestiture required of Chancellor Outdoor by the Department of Justice in May 1999.

                     Net revenues                                                                     (3,810)                (847)
                                                                                              ===============        =============

                     Direct advertising expenses                                                      (1,993)                (480)
                                                                                              ===============        =============






The terms of the Stock Purchase Agreement include the issuance of 26,227,273 Class A Common Stock at an average stock price of $36.11 per share and $700 million in cash for a total purchase price of $1,646,992. The acquisition will be accounted for under the purchase method of accounting. The following is a summary of the preliminary allocation of the purchase price of the acquisition:

                     Current assets                                            49,337
                     Property, plant and equipment                            641,591
                     Goodwill                                                 312,371
                     Customer lists                                           132,913
                     Structure locations                                      628,649
                     Other intangibles                                         35,932
                     Other assets                                               1,168
                     Current liabilities                                      (44,840)
                     Long-term liabilities                                   (110,129)
                                                            --------------------------
                                                                            1,646,992

For purposes of determining the pro forma effect of the Stock Purchase on Lamar's unaudited Condensed Consolidated Balance Sheet as of March 31, 1999, the following adjustments have been made:



                                                                                                        Pro Forma
                                                                                                       Adjustments
                                                                                                     ---------------
          (7)        Other current assets


                     To eliminate historical deferred tax assets not acquired in the
                     Stock Purchase.                                                                         (2,243)
                                                                                                     ===============

          (8)        Property, Plant and Equipment, net:

                     To record the decrease in property, plant and equipment
                     from the allocation of the Purchase Price of the Stock Purchase                       (571,627)
                                                                                                     ===============

          (9)        Intangibles:

                     To record the increase in intangibles resulting from the
                     allocation of the Purchase Price of the Stock Purchase.                                610,013
                                                                                                     ===============


         (10)        Other current liabilities:

                     To record the  increase in the accrual of severance and other liabilities
                     assumed in the Stock Purchase.                                                          22,000
                                                                                                     ===============

         (11)        Long-term debt:

                     To record the increase in debt related to financing the Stock Purchase.

                     Borrowings under the Credit Facility                                                   700,000
                                                                                                     ===============

         (12)        Deferred Tax Liability:

                     To record the increase in  the deferred tax liability
                     created as a result of the application of purchase
                     accounting.                                                                             12,721
                                                                                                     ===============

         (13)        Stockholders' Equity

                     To eliminate Chancellor Outdoor's historical stockholders' equity
                     as a result of the Stock Purchase.                                                  (1,645,570)

                     To record the issuance of Class A Common Stock as a result
                     of the Stock Purchase.                                                                 946,992
                                                                                                     ---------------
                                                                                                           (698,578)
                                                                                                     ===============


                ADDITIONAL INFORMATION; INCORPORATION BY REFERENCE

      Additional information about Lamar is available in Lamar's filings with the Commission. See "Where You Can Find More Information" on the inside front cover of this Information Statement regarding documents incorporated by reference into this document.


                    FURTHER STOCKHOLDER ACTION NOT REQUIRED

      Prior to the Closing, the proposed Share Issuance will be approved by the Written Consent of RFLP, the holder of 100% of the Class B Common Stock, representing approximately 80% of the total voting power of Lamar. Thus, such consent is sufficient to approve the Share Issuance and no other vote or consent of stockholders is required or will be sought in connection with the Stock Purchase or Share Issuance.

      ACCORDINGLY, LAMAR IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND LAMAR A PROXY.


                                          By Order of the Board of Directors

                                          /S/ JAMES R. MCILWAIN

                                          James R. McIlwain
                                          Secretary

Baton Rouge, Louisiana
August 13, 1999



                     INDEX TO FINANCIAL STATEMENTS


CHANCELLOR MEDIA OUTDOOR CORPORATION

Report of Independent Accountants...........................................F-3
Consolidated Balance Sheets as of December 31, 1998 and March 31, 1999
     (unaudited)............................................................F-4
Consolidated Statements of Operations for the period from July 22, 1998 to
     December 31, 1998, and the three months ended March 31, 1999
     (unaudited)............................................................F-5
Consolidated Statements of Equity for the period from July 22, 1998 to
     December 31, 1998, and the three months ended March 31, 1999
     (unaudited)............................................................F-6
Consolidated Statements of Cash Flows for the period from July 22, 1998 to
     December 31, 1998, and the three months ended March 31, 1999
     (unaudited)............................................................F-7
Notes to Consolidated Financial Statements..................................F-8

THE OUTDOOR ADVERTISING DIVISION OF WHITECO INDUSTRIES, INC.

Report of Independent Accountants..........................................F-15
Statement of Income for the eleven months ended November 30, 1998..........F-16
Statement of Divisional Equity for the eleven months ended November
     30, 1998..............................................................F-17
Statement of Cash Flows for the eleven months ended November 30, 1998......F-18
Notes to Financial Statements..............................................F-19

Independent Auditors' Report...............................................F-22
Balance Sheets as of December 31, 1996 and 1997............................F-23
Statements of Income for the years ended December 31, 1995, 1996 and 1997..F-24 Statements of Cash Flows for the years ended December 31, 1995, 1996 and 1997..............................................................F-25
Notes to Financial Statements..............................................F-26

MARTIN MEDIA L.P.

Report of Independent Accountants..........................................F-29
Statement of Operations for the seven months ended July 31, 1998...........F-30
Statement of Partners' Capital for the seven months ended July 31, 1998....F-31
Statement of Cash Flows for the seven months ended July 31, 1998...........F-32
Notes to Financial Statements..............................................F-33

Report of Independent Public Accountants...................................F-37
Balance Sheets as of December 31, 1997 and 1996............................F-38
Statements of Operations for each of the years ended December 31, 1997,
1996 and 1995..............................................................F-39
Statements of Partners' Capital (Deficit) for each of the years ended
     December 31, 1997, 1996 and 1995......................................F-40
Statements of Cash Flows for each of the years ended December 31, 1997,
1996 and 1995..............................................................F-41
Notes to Financial Statements..............................................F-43

MARTIN & MACFARLANE, INC.

Report of Independent Accountants..........................................F-54
Statement of Operations for the seven months ended July 31, 1998...........F-55
Statement of Retained Earnings for the seven months ended July 31, 1998....F-56
Statement of Cash Flows for the seven months ended July 31, 1998...........F-57
Notes to Financial Statements..............................................F-58

Report of Independent Public Accountants...................................F-62
Balance Sheets as of December 31, 1997 and 1996............................F-63
Statements of Income for each of the years ended December 31, 1997 and
     1996 and the six-month period ended December 31, 1995.................F-64
Statements of Retained Earnings for each of the years ended December 31,
     1997 and 1996 and the six-month period ended December 31, 1995........F-65
Statements of Cash Flows for each of the years ended December 31, 1997 and 1996 and the six-month period ended December 31, 1995.............F-66
Notes to Financial Statements..............................................F-68

Independent Auditors' Report...............................................F-80
Balance Sheet as of June 30, 1995..........................................F-81
Statement of Income for the year ended June 30, 1995.......................F-83
Statement of Retained Earnings for the year ended June 30,  1995...........F-84
Statement of Cash Flows for the year ended June 30, 1995...................F-85
Notes to Financial Statements..............................................F-87

               REPORT OF INDEPENDENT ACCOUNTANTS


June 9, 1999
To the Board of Directors of
Chancellor Media Corporation

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, equity and cash flows present fairly, in all material respects, the financial position of Chancellor Media Outdoor Corporation (the "Company"), a wholly-owned subsidiary of Chancellor
Media Corporation of Los Angeles, at December 31, 1998, and the results of their operations and their cash flows for the period from July 22, 1998 through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

CHANCELLOR MEDIA OUTDOOR CORPORATION
(A WHOLLY-OWNED SUBSIDIARY OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES)

CONSOLIDATED BALANCE SHEETS
(DOLLARS IN THOUSANDS)

                                                                                     MARCH 31,
                                                             DECEMBER 31,              1999
                                                                1998                (Unaudited)
                                                             ------------           -----------
ASSETS
Current assets:
  Cash                                                       $    2,023             $    3,620
  Accounts receivable, net of allowance for uncollectible
    accounts of $5,053 and $5,286                                27,073                 29,015
  Prepaid land rent                                               7,325                 10,655
  Deferred tax asset                                              2,122                  2,243
  Inventories                                                     3,680                  3,438
  Other current assets                                            2,119                  2,609
                                                             ----------             ----------
            Total current assets                                 44,342                 51,580
                                                             ----------             ----------
  Property and equipment:
      Land                                                       16,215                 16,909
      Advertising structures                                  1,178,751              1,206,113
      Buildings and improvements                                 10,117                 10,251
      Equipment and vehicles                                      9,005                 10,328
      Construction-in-progress                                   13,114                 17,382
                                                             ----------             ----------
            Total cost                                        1,227,202              1,260,983
                                                             ----------             ----------
            Accumulated depreciation                            (20,794)               (47,765)
                                                             ----------             ----------
            Net property and equipment                        1,206,408              1,213,218
                                                             ----------             ----------

   Intangible assets:
      Goodwill                                                  464,359                469,795
      Other                                                      27,000                 39,673
                                                             ----------             ----------
            Total cost                                          491,359                509,468
                                                             ----------             ----------
  Accumulated amortization                                       (5,196)                (9,616)
            Net intangible assets                               486,163                499,852
  Prepaid land rent, non-current                                  1,168                  1,168
                                                             ----------             ----------
            Total assets                                     $1,738,081             $1,765,818
                                                             ==========             ==========

LIABILITIES AND EQUITY
Current liabilities:
  Notes payable, current                                     $      698             $      671
  Accounts payable                                                8,799                  3,479
  Accrued payroll and employee benefits                           5,327                  7,029
  Other accrued liabilities                                       8,007                 11,661
                                                             ----------             ----------
            Total current liabilities                            22,831                 22,840
Commitments and contingencies                                         -                      -
Deferred tax liabilities                                         99,009                 95,554
Notes payable, long-term                                          1,715                  1,854
Equity                                                        1,614,526              1,645,570
                                                             ----------             ----------
            Total liabilities and equity                     $1,738,081             $1,765,818
                                                             ==========             ==========

     See accompanying notes to consolidated financial statements.

CHANCELLOR MEDIA OUTDOOR CORPORATION
(A WHOLLY-OWNED SUBSIDIARY OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES)

CONSOLIDATED STATEMENTS OF OPERATIONS
(DOLLARS IN THOUSANDS)

                                                            FOR THE PERIOD        FOR THE THREE
                                                             FROM JULY 22,        MONTHS ENDED
                                                               1998 TO              MARCH 31,
                                                             DECEMBER 31,             1999
                                                                1998               (UNAUDITED)
                                                           ---------------        --------------
Revenues                                                   $     52,750            $    57,992

Less:  agency commissions                                         5,145                  4,391
                                                           ------------            -----------

      Net revenues                                               47,605                 53,601

Operating expenses                                               23,505                 28,451
Corporate general and administrative expenses                     1,981                  2,825
Depreciation and amortization                                    25,990                 31,396
                                                           ------------            -----------

      Loss from operations                                       (3,871)                (9,071)

Other (income) expense                                             (156)                    86
Interest expense                                                    105                     64
                                                           ------------            -----------
      Loss before taxes                                          (3,820)                (9,221)

Income tax expense (benefit)                                        345                 (3,076)
                                                           ------------            -----------
      Net loss                                             $     (4,165)           $    (6,145)
                                                           ============            ===========


     See accompanying notes to consolidated financial statements.

CHANCELLOR MEDIA OUTDOOR CORPORATION
(A WHOLLY-OWNED SUBSIDIARY OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES)

CONSOLIDATED STATEMENTS OF EQUITY
(DOLLARS IN THOUSANDS)



                                                           FOR THE PERIOD        FOR THE THREE
                                                            FROM JULY 22,         MONTHS ENDED
                                                              1998 TO               MARCH 31,
                                                            DECEMBER 31,             1999
                                                               1998               (UNAUDITED)
                                                           ---------------       --------------
Beginning balance                                          $         -             $ 1,614,526

Contributions from parent, net                               1,618,691                  37,189

Net loss                                                        (4,165)                 (6,145)
                                                           -----------             -----------

                                                           $ 1,614,526             $ 1,645,570
                                                           ===========             ===========



     See accompanying notes to consolidated financial statements.

CHANCELLOR MEDIA OUTDOOR CORPORATION
(A WHOLLY-OWNED SUBSIDIARY OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES)

CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN THOUSANDS)



                                                             FOR THE PERIOD         FOR THE THREE
                                                             FROM JULY 22,          MONTHS ENDED
                                                                1998 TO               MARCH 31,
                                                             DECEMBER 31,               1999
                                                                1998                 (UNAUDITED)
                                                            ---------------        --------------

Net loss                                                    $  (4,165)             $  (6,145)
                                                            ---------              ---------
Adjustments to reconcile net loss to net cash
      provided by operating activities:
            Depreciation                                       20,794                 26,981
            Amortization of intangibles                         5,196                  4,415
            Deferred tax benefit                               (1,155)                (3,576)
            Changes in assets and liabilities:
                  Accounts receivable                          (1,165)                (1,578)
                  Other assets                                  1,649                 (2,223)
                  Accounts payable and accrued expenses         1,780                   (379)
                                                            ---------              ---------

              Total adjustments                                27,099                 23,640
                                                            ---------              ---------

              Net cash provided by operating activities        22,934                 17,495
                                                            ---------              ---------

Cash flows from investing activities:
  Purchases of property and equipment and construction
      of advertising structures                                (5,344)                (8,176)
                                                            ---------              ---------

              Net cash used in investing activities            (5,344)                (8,176)
                                                            ---------              ---------

Cash flows from financing activities:
  Distributions to parent                                     (15,347)                (7,584)
  Principal payments on note payable                             (220)                  (138)
                                                            ---------              ---------

              Net cash used in financing activities           (15,567)                (7,722)
                                                            ---------              ---------

Net increase in cash                                            2,023                  1,597
Cash, at beginning of period                                        -                  2,023
                                                            ---------              ---------


Cash, at end of period                                      $   2,023              $   3,620
                                                            =========              =========

Supplemental disclosure of cash flow information:
  Cash paid for interest                                    $     105              $      64
                                                            =========              =========


     See accompanying notes to consolidated financial statements.

CHANCELLOR MEDIA OUTDOOR CORPORATION
(A WHOLLY-OWNED SUBSIDIARY OF CHANCELLOR MEDIA CORPORATION OF LOS ANGELES)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLARS IN THOUSANDS)


1.   ORGANIZATION AND SIGNIFICANT ACQUISITIONS

     The Chancellor Media Outdoor Corporation (the "Company"), a wholly-owned subsidiary of Chancellor Media Corporation of Los Angeles ("CMCLA"), operated approximately 38,000 outdoor advertising display faces in 37 states as of December 31, 1998. The Company was formed on July 22, 1998; however, the Company held no assets until the acquisition of Martin Media, Martin & MacFarlane and certain affiliated companies on July 31, 1998 and the Company had no results of operations until August 1, 1998. On June 1, 1999, Chancellor Media Corporation ("CMC"), the indirect parent of CMCLA, announced that it had entered into a definitive agreement to sell the Company (see
     Note 8). The accompanying consolidated financial statements do not include any effects related to the proposed transaction.

     On July 31, 1998, CMCLA acquired Martin Media L.P., Martin & MacFarlane and certain affiliated companies ("Martin") for a total purchase price of $615,117, which consisted of $612,848 in cash and included various other direct acquisition costs and the assumption of notes payable of $2,270. As part of the Martin transaction, CMCLA acquired an asset purchase agreement with Kunz & Company and paid an additional $6,000 in cash for a purchase option deposit previously paid in by Martin. Martin operated 13,700 billboards and outdoor displays in 12 states serving 23 markets.

     On November 13,  1998,  CMCLA acquired approximately 1,000 billboards and outdoor display faces from Kunz & Company for $40,264 in cash, of which $6,000 was previously paid as a purchase option deposit in
     connection  with  the  Martin  acquisition  on July 31, 1998.   The Company
     had previously been operating these properties under a management agreement effective July 31, 1998.

     On December 1, 1998, CMCLA acquired the assets and working capital of the outdoor advertising division of Whiteco Industries, Inc. ("Whiteco"), which operated approximately 22,500 billboards and outdoor displays in 34 states, for $981,698 in cash, including various other direct acquisition costs.

     The unaudited 1998 pro forma condensed consolidated results of operations data, as if the Whiteco and Martin transactions had occurred on July 22, 1998 are as follows:

           Net revenues                                $     92,990

           Net loss                                          (9,856)


     The pro forma results are not necessarily indicative of future results.

     Between September and December 1998, CMCLA acquired approximately 670
     additional  billboards  and  outdoor   displays  in  various  markets  for
     approximately $23,582 in cash.

     On   January   21,  1999  and  February  9,  1999,   CMCLA acquired
     approximately 4,500 outdoor display faces from Triumph Outdoor Holdings and certain affiliated companies for $37,006 in cash including working capital and direct acquisition costs ("the Triumph Acquisition"). In connection with the Triumph Acquisition, CMCLA paid approximately $1,000 to an entity controlled by James A. McLaughlin, the President and
     Chief Operating Officer of the Company.    An additional $700 that
     may be paid to such entity is currently held in escrow, subject to satisfaction of indemnity claims, if any.

     Between January and May 1999, CMCLA acquired approximately 250 additional billboards and outdoor displays in various transactions for approximately $11,900 in cash.

     The  above  acquisitions were accounted for under the purchase  method  of
     accounting.   After  acquisition,  CMCLA  pushed  down the applicable
     stock,  assets and/or liabilities of the acquired entities  to  the Company
     as  non-cash  contributions.   The contributions were made at cost
     and therefore no related gain or loss was recognized by CMCLA. These acquisitions are non-cash transactions that are not reflected in the
     consolidated statement  of  cash  flows.   The  accompanying  consolidated
     financial statements include the results of operations of the acquired entities from their respective date of acquisition.

     A summary of net assets acquired during 1998 follows:


Cash                                                                 $    6,716
Accounts receivable, net                                                 25,908
Other current assets                                                     14,747
Property and equipment                                                1,221,858
Intangible assets                                                       499,044
Other assets                                                              1,195
Accounts payable and accrued expenses                                   (10,752)
Deferred tax liabilities                                                (98,042)
Other liabilities                                                           (13)
                                                                     ----------
         Total net assets acquired                                    1,660,661
                                                                     ==========

Less:
   Cash acquired                                                          6,716
   Notes payable                                                          2,268
                                                                     ----------
Cash paid for acquisitions by CMCLA                                  $1,651,677
                                                                     ==========

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles. All significant intercompany balances and transactions have been eliminated in consolidation. Corporate overhead costs related to the Company are included as expenses in the accompanying financial statements. Management considers the inclusion of such expenses reasonable. The corporate overhead expenses may not necessarily be indicative of expenses that would have been incurred if the Company had operated as a separate entity.

     INTERIM FINANCIAL STATEMENTS

     The financial information as of March 31, 1999 and with respect to the three months then ended is unaudited. In the opinion of management, the financial statements contain all adjustments, consisting of normal recurring accruals, necessary for the fair presentation of the results for such period. The information is not necessarily indicative of the results of operations to be expected for the fiscal year end.

     ADVERTISING CONTRACTS AND REVENUE RECOGNITION

     Outdoor advertising revenue is derived from contracts with advertisers for the rental of outdoor advertising space and is recognized on an accrual basis ratably over the terms of the contracts, which generally cover periods of one month up to five years. Costs associated with the outdoor advertising operations, including contract costs and land rental, are expensed over the related contract term.

     PREPAID LAND LEASES

     The  majority  of  the Company's outdoor advertising structures are
     located on leased land.   Land  rent  is  typically  paid  in  advance for
     periods ranging from one to twelve months. Prepaid land leases are expensed ratably over the related rental term.

     PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost.   Depreciation  of property and
     equipment is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives are as follows:

     Advertising structures                             15 years
     Building and improvements                          35 years
     Equipment and vehicles                           5-10 years

     Repaid and maintenance costs are charged to expense as incurred.

     GOODWILL AND OTHER INTANGIBLE ASSETS

     Intangible assets consist of goodwill, non-compete agreements, municipal contracts and franchise agreements. Intangible assets resulting from acquisitions are valued based upon estimated fair values. The Company amortizes such intangible assets using the straight-line method over estimated useful lives of 40 years for goodwill, five years for non-compete agreements and ten years for municipal contracts and franchise agreements. The Company evaluates the propriety of the carrying amount of intangible assets and related amortization periods to determine whether current events or circumstances warrant adjustments to the carrying value and/or revised estimates of amortization periods. These evaluations consist of the projection of undiscounted cash flows over the remaining amortization periods of the related intangible assets.

     The projections are based on historical trend lines of actual results, adjusted for expected changes in operating results. At this time, the Company believes that no impairment of goodwill or other intangible assets has occurred and that no revisions to the amortization periods are warranted.

     CASH EQUIVALENTS

     The Company considers temporary cash investments purchased with original maturities of three months or less to be cash equivalents.

     DISCLOSURE OF CERTAIN SIGNIFICANT RISKS AND UNCERTAINTIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the opinion of management, credit risk with respect to trade receivables is limited due to the large number of diversified customers and the geographic diversification of the Company's customer base. The Company performs ongoing credit evaluations of its customers and believes that adequate allowances for any uncollectible trade receivables are maintained. At December 31, 1998, no receivable from any customer exceeded 5% of equity and no customer accounted for more than 10% of net revenues during the period July 22, 1998 through December 31, 1998.

3.   LEASE COMMITMENTS

     The Company has long-term operating leases for office space, equipment and the majority of the land occupied by its outdoor advertising structures. The leases expire at various dates, generally during the next ten years, and have varying options to renew and cancel. Rental expense for operating leases (excluding those with lease terms of one month or less that were not renewed) was approximately $8,234 for the period July 22, 1998 to December 31, 1998. Future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) as of December 31, 1998 are as follows:


YEARS
-----

1999                                                                    $   33,624
2000                                                                        35,187
2001                                                                        35,836
2002                                                                        36,457
2003                                                                        36,970
Thereafter                                                               1,259,991
                                                                        ----------
                                                                        $1,438,065
                                                                        ==========

4.   INCOME TAXES

     The Company is a member of  a  group  that files a consolidated
     income  tax  return.   For  purposes  of separate financial  statement
     presentation, the Company's current and deferred income taxes have been determined as if the Company were a separate taxpayer.

     Income tax expense for the period from July 22, 1998 to December 31, 1998 consists of the following:


Current tax expense:
                Federal                                                 $       -
                State                                                       1,500
                                                                        ---------
                   Total current tax expense                                1,500

Deferred tax benefit:
                Federal                                                    (1,103)
                State                                                         (52)
                   Total deferred tax benefit                              (1,155)
                                                                        ---------

Income tax expense                                                      $     345
                                                                        =========

Total income tax expense differed from the amount computed by applying the U.S. federal statutory income tax rate of 35% to the loss from operations for the period from July 22, 1998 to December 31, 1998 as a result of the following:

                                                     $                    %
                                                -----------          -----------

Computed "expected" tax benefit                 $  (1,337)             (35.0)%
Amortization of goodwill                              357                 9.3%
Nondeductible meals and entertainment                 350                 9.2%
State income taxes, net of federal benefit            975                25.5%
                                                ---------            ---------
Income tax expense                              $     345                 9.0%
                                                =========            =========

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 1998 are presented below:


Deferred tax assets:

                  Net operating loss carryforwards                      $   8,290
                  Differences in book and tax bases                         2,122
                                                                        ---------
                    Total deferred tax assets                              10,412
                                                                        ---------

Deferred tax liabilities:

                  Property and equipment and intangibles, primarily
                   related to acquisitions                                107,299
                                                                        ---------
                   Net deferred tax liability                           $  96,887
                                                                        =========

Deferred tax assets  and  liabilities  are  computed  by  applying the U.S.
federal and state income tax rate in effect to the gross amounts of temporary differences and other tax attributes, such as net operating loss carryforwards.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.

At December 31, 1998, the Company has tax net operating loss carryforwards available to offset future taxable income of approximately $19,700, expiring in the year 2013.

5.   CONTINGENCIES

     The Company is involved in various claims and lawsuits, which are generally incidental to its business. The Company is vigorously contesting all of these matters and believes that the ultimate resolution of these matters will not have a materially adverse effect on its consolidated financial position, cash flows or results of operations.

     The Company,  together with its consolidated subsidiaries, has
     guaranteed  certain  debt   obligations   issued   by   CMCLA  of
     approximately  $4,096,000.   In addition to the Company,  other
     subsidiaries of CMCLA guarantee the debt.

6.   STOCK OPTIONS

     CMC has established Key Employee Stock Option Plans ("the Employee Option Plans") which provide for the issuance of stock options to officers and other key employees of CMC and its subsidiaries. The
     Employee Option Plans make available for issuance an aggregate 15,105,000 shares of common stock of CMC.

     The total options available for grant were 2,171,939 at December 31, 1998. During 1998, CMC granted options to purchase 360,000 shares of CMC common stock to an officer of the Company with an exercise price of $48.375. Options to purchase 300,000 shares of CMC common stock vest ratably 25% per year for a period of three years with the first 25% vested on the grant date. Options to purchase 60,000 shares of CMC common stock vest ratably 25% per year on each of the first four annual anniversaries of the date of grant. At December 31, 1998, 75,000 shares were exercisable.

     The Company applies Accounting Principles Board Opinion No. 25 in accounting for the Employee Option Plans and, accordingly, no compensation cost for Company employees is recognized in the consolidated financial statements for stock options which have exercise prices equal to or in excess of the market value of CMC's common stock on the date of grant. Had the Company determined compensation cost based on fair value at grant date for its stock options under Statement of Financial Accounting Standards No. 123, the Company's pro forma net loss for the period from July 22, 1998 through December 31, 1998 would have been $5,440. The fair value for the stock options was estimated at the date of grant using the Black-Scholes option pricing model assuming a dividend yield of 0%, an expected volatility of 39.91%, a risk free interest rate of 4.80% and an expected life of seven years.

7.   BENEFIT PLAN

     CMC offers substantially all of its and its subsidiaries' employees voluntary participation in a 401(k) Plan. Through the Company, CMC may make discretionary contributions to the plans; however, no such contributions were made by the Company during 1998.

8.   SUBSEQUENT EVENT

     On  June  1, 1999, CMCLA entered into a definitive  agreement  to sell the Company to Lamar Advertising Company ("Lamar") for approximately $1,600,000 in stock and cash. Under the terms of the agreement, Lamar will pay $700,000 in cash and will issue approximately 26,227,000 shares of its common stock, valued at approximately $900,000 based on the  value  of  the  stock  on May 27,
     1999.   Following  the  transaction, CMCLA will own approximately
     30% of Lamar's common stock and will have the right to appoint two members to Lamar's board of directors, increasing the size of the board to ten members.

               REPORT OF INDEPENDENT ACCOUNTANTS

June 9, 1999
To the Board of Directors of
Chancellor Media Corporation

In our opinion, the accompanying statements of income, divisional equity and cash flows present fairly, in all material respects, the results of operations and cash flows of The Outdoor Division of Whiteco
Industries, Inc. (the "Division") for the eleven months ended November 30, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Division's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/S/  PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

THE OUTDOOR DIVISION OF WHITECO INDUSTRIES, INC.

STATEMENT OF INCOME
ELEVEN MONTHS ENDED NOVEMBER 30, 1998
(DOLLARS IN THOUSANDS)



Revenues                                                                     $   128,603
Less:  agency commissions                                                         (8,973)
                                                                             -----------

            Net revenues                                                         119,630

Cost of revenues                                                                  43,665
Selling and administrative expenses                                               23,719
Depreciation and amortization                                                     10,342
Management fee expense                                                             2,164
Other                                                                                413
                                                                             -----------

            Income from operations                                                39,327

Interest expense                                                                      35
Interest income                                                                     (134)
Gain on sale of properties                                                        (1,418)
                                                                             -----------

Net income                                                                   $    40,844
                                                                             ===========

            See accompanying notes to financial statements.

THE OUTDOOR DIVISION OF WHITECO INDUSTRIES, INC.

STATEMENT OF DIVISIONAL EQUITY
ELEVEN MONTHS ENDED NOVEMBER 30, 1998
(DOLLARS IN THOUSANDS)



Divisional equity at December 31, 1997                                       $   87,262

     Net income                                                                  40,844
     Interdivisional transactions, net                                          (21,968)
                                                                             ----------

Divisional equity at November 30, 1998                                       $  106,138
                                                                             ==========

            See accompanying notes to financial statements.

THE OUTDOOR DIVISION OF WHITECO INDUSTRIES, INC.

STATEMENT OF CASH FLOWS
ELEVEN MONTHS ENDED NOVEMBER 30, 1998
(DOLLARS IN THOUSANDS)



Cash flows from operating activities:
     Net income                                                               $  40,844
                                                                              ---------
     Adjustments to reconcile net income to net cash
           provided by operating activities:
                Depreciation and amortization                                    10,146
                Provision for doubtful accounts                                     299
                Gain on sale of assets                                           (1,418)
                Changes in assets and liabilities:
                      Accounts receivable                                        (4,812)
                      Other assets                                               (5,617)
                      Accounts payable and accrued expenses                       2,088
                                                                              ---------

                      Total adjustments                                             686
                                                                              ---------

                      Net cash provided by operating activities                  41,530
                                                                              ---------

Cash flows from investing activities:
     Proceeds from sale of assets                                                   558
     Expenditures for property and equipment                                    (20,230)
                                                                              ---------

                      Net cash used in investing activities                     (19,672)
                                                                              ---------

Cash flows from financing activities:
     Interdivisional transactions, net                                          (21,968)
                                                                              ---------

                      Net cash used in financing activities                     (21,968)
                                                                              ---------

Net decrease in cash                                                               (110)
Cash at beginning of period                                                         250
                                                                              ---------

Cash at end of period                                                         $     140
                                                                              =========

            See accompanying notes to financial statements.

THE OUTDOOR DIVISION OF WHITECO INDUSTRIES, INC.

NOTES TO FINANCIAL STATEMENTS
(DOLLARS IN THOUSANDS)


1.   THE COMPANY AND SALE

     The Outdoor Advertising Division of Whiteco Industries, Inc. (the "Division") owns and operates outdoor advertising signs throughout the United States. The Division is wholly-owned by Whiteco Industries, Inc. ("Industries").

     During the period covered by the financial statements, the Division was conducted as an integral part of Industries' overall operations and separate financial statements were not prepared. These financial statements have been prepared from Industries' historical accounting records. Corporate overhead expenses are actual expenses incurred by the Division; however, the expenses incurred by the Division for corporate overhead may not necessarily be indicative of expenses that would have been incurred had the Division been operated as a separate entity.

     On December 1, 1998, Industries entered into an agreement whereby substantially all of the assets of the Division were purchased and certain of the liabilities were assumed by Chancellor Media Corporation of Los Angeles. The accompanying financial statements do not reflect any adjustments relating to this transaction.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     CONTRACTS AND REVENUE RECOGNITION

     Outdoor advertising signs are contracted to customers under individual advertising contracts that primarily run from one month to five years. Revenue is recognized ratably over the life of the contract. Costs associated with the outdoor advertising operations, including contract costs and land rental, are expensed over the related contract term.

     PREPAID SIGN COSTS

     The majority of the Division's outdoor advertising structures are located on leased land. Land rent is typically paid in advance for periods ranging from one to twelve months. Prepaid land leases are expensed ratably over the related rental term.

     PROPERTY AND EQUIPMENT

     Property and equipment are carried at cost, including interest charges capitalized during construction. Depreciation on these assets is computed over various lives under the straight-line method over the various useful lives. Depreciation expense for the eleven months ended November 30, 1998 was $10,146.

     The estimated useful lives of the various classes of buildings, improvements and equipment are as follows:

     Building and improvements                              15-40 years
     Advertising structures                                  5-12 years
     Equipment                                                3-8 years

     INCOME TAXES

     The Division is part of Industries, which is an "S" corporation and, as such, federal and most state income taxes are the responsibility of the stockholder and therefore not reflected on the Division's financial statements.

     DISCLOSURE OF CERTAIN SIGNIFICANT RISKS AND UNCERTAINTIES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   LEASE COMMITMENTS

     The Division leases office facilities and property under various operating leases. The Division's primary office premises are leased from a partnership in which Industries is the general partner. Annual minimum rental payments under leases that have an initial or remaining term in excess of one year or leases expected to be renewed at November 30, 1998 are as follows:


YEARS ENDING DECEMBER 31,                        RELATED
-------------------------                         PARTY            OTHER            TOTAL
                                                ---------        --------         --------
    1999                                        $    224         $  20,856        $  21,080
    2000                                             224            20,983           21,207
    2001                                             224            21,094           21,318
    2002                                             224            21,217           21,441
    2003                                              56            21,397           21,453
    Thereafter                                         -           566,701          566,701
                                                --------         ---------        ---------
                                                $    952         $ 672,248        $ 673,200
                                                ========         =========        =========

     Total lease expense was approximately $20,080 for the eleven months ended November 30, 1998. Lease expense to related parties was $216 for the eleven months ended November 30, 1998.

4.   MANAGEMENT AGREEMENT

     In October 1984, the Division entered into an agreement with Metro Management Associates (the "Partnership"), a partnership in which several partners are employees of Industries, for the management and operation of approximately 540 outdoor advertising signs located in Indiana, Texas, Rhode Island, Missouri, Ohio, Florida, Illinois,
     Kentucky, Pennsylvania and Virginia. All revenue and operating expenses related to the management and operation of the Partnership's outdoor advertising signs are included in the Division's results of operations. The Division is required to pay a profit participation fee to the Partnership which approximates the operating profit of the management assets and is based upon a fixed monthly fee and a variable fee based upon revenue. For the eleven months ended November 30, 1998, the Division paid $2,164 to Metro Management in connection with the agreement. On August 31, 1998, the Partnership entered into an agreement to sell substantially all of the assets and certain specified liabilities of the Partnership to Chancellor Media Corporation of Los Angeles. The management agreement between the Division and the Partnership was terminated upon the consummation of the acquisition by Chancellor Media Corporation of Los Angeles on December 1, 1998.

                      INDEPENDENT AUDITORS' REPORT

The Board of Directors
Whiteco Industries, Inc.
Merrillville, Indiana

        We have audited the accompanying balance sheets of the Outdoor Advertising Division of Whiteco Industries, Inc. as of December 31, 1996 and 1997, and the related statements of income and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Division's management. Our responsibility is to express an opinion on these financial statements based on our audits.

	We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

	In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Outdoor Advertising Division of Whiteco Industries, Inc. as of December 31, 1996 and 1997, and the results of its operations and cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                /S/ BDO SEIDMAN, LLP

                                                    BDO Seidman, LLP

Chicago, Illinois
September 17, 1998

                        OUTDOOR ADVERTISING DIVISION OF
                           WHITECO INDUSTRIES, INC.

                                BALANCE SHEETS

                                    ASSETS


                                                            DECEMBER 31,
                                                     ---------------------------
                                                         1996           1997
                                                     ------------   ------------
Current assets
  Cash.............................................  $    155,781   $    249,733
  Accounts receivable (net of $631,000 and
     $1,111,000 allowance for uncollectible
     accounts for December 31, 1996 and 1997,
     respectively).................................     9,112,798     10,718,470
  Prepaid expenses and other
     receivables...................................     2,520,913      2,684,801
  Prepaid sign costs...............................     4,880,789      5,064,178
                                                     ------------   ------------
          Total current assets.....................    16,670,281     18,717,182
                                                     ------------   ------------
Property and equipment
  Land, buildings and improvements.................     5,389,827      6,279,957
  Advertising signs................................   134,120,274    150,697,192
  Equipment........................................     4,226,984      4,925,336
                                                     ------------   ------------
          Total cost...............................   143,737,085    161,902,485
  Accumulated depreciation.........................    84,300,457     91,601,392
                                                     ------------   ------------
Net property and equipment.........................    59,436,628     70,301,093
                                                     ------------   ------------
Other sign costs...................................       707,273      1,424,848
                                                     ------------   ------------
                                                     $ 76,814,182   $ 90,443,123
                                                     ============   ============

                      LIABILITIES AND DIVISIONAL EQUITY

Current liabilities
  Accounts payable.................................  $    505,561   $    900,145
  Customers' advance payments and deposits.........       127,925         70,174
  Accrued expenses.................................     1,577,194      2,210,355
                                                     ------------   ------------
          Total current liabilities................     2,210,680      3,180,674
                                                     ------------   ------------
Commitments
Divisional equity..................................    74,603,502     87,262,449
                                                     ------------   ------------
                                                     $ 76,814,182   $ 90,443,123
                                                     ============   ============

                See accompanying notes to financial statements.

                        OUTDOOR ADVERTISING DIVISION OF
                           WHITECO INDUSTRIES, INC.

                            STATEMENTS OF INCOME



                                          YEAR ENDED DECEMBER 31,
                                 ------------------------------------------
                                     1995           1996           1997
                                 ------------   ------------   ------------
Revenues.......................  $108,447,476   $117,268,324   $126,800,754
Less: Agency discounts.........     6,616,011      8,400,821      8,702,563
                                 ------------   ------------   ------------
  Net revenues.................   101,831,465    108,867,503    118,098,191
Cost of revenues...............    40,659,116     42,021,229     45,615,461
Selling and administrative
  expenses.....................    14,878,784     16,288,955     18,369,034
Corporate overhead expenses....     5,176,832      5,644,490      6,073,671
Depreciation and
  amortization.................     8,675,204     10,501,844     11,525,410
Profit participation fee.......     2,101,620      2,248,329      2,321,884
                                 ------------   ------------   ------------
Income from operations before
  other income and interest
  expense......................    30,339,909     32,162,656     34,192,731
(Other income), less other
  expenses.....................    (1,060,355)    (1,131,033)    (1,833,411)
Interest expense...............        38,556         17,927          3,794
                                 ------------   ------------   ------------
Net income.....................  $ 31,361,708   $ 33,275,762   $ 36,022,348
                                 ============   ============   ============

                See accompanying notes to financial statements.

                        OUTDOOR ADVERTISING DIVISION OF
                             WHITECO INDUSTRIES, INC.

                            STATEMENTS OF CASH FLOWS


                                                               YEAR ENDED
                                                              DECEMBER 31,
                                               ------------------------------------------
                                                   1995           1996           1997
                                               ------------   ------------   ------------
Cash flows from operating activities
Net income...................................  $ 31,361,708   $ 33,275,762   $ 36,022,348
  Adjustments to reconcile net income to net
    cash provided by operating activities
    Provision for depreciation and
      amortization...........................     8,675,204     10,501,844     11,525,410
    Gain on disposals of assets..............      (795,498)      (812,482)    (1,488,665)
    Increase in accounts receivable..........      (694,344)    (1,853,160)    (1,605,672)
    Decrease (increase) in prepaid expenses
      and other receivables..................      (220,881)    (1,202,910)      (163,888)
    Increase in prepaid sign costs and other
      sign costs.............................    (1,044,722)      (815,916)    (1,840,672)
    (Decrease) increase in accounts payable
      and accrued expenses...................       (66,319)       869,627      1,027,745
    Increase (decrease) in customers' advance
      payments and deposits..................       185,750        (57,825)       (57,751)
                                               ------------   ------------   ------------
        Total adjustments....................     6,039,190      6,629,178      7,396,507
                                               ------------   ------------   ------------
Net cash provided by operating activities....    37,400,898     39,904,940     43,418,855
                                               ------------   ------------   ------------
Cash flows from investing activities
  Proceeds from sales of assets..............     1,352,297      1,115,793      2,474,779
  Expenditures for advertising signs.........   (26,033,225)   (14,713,166)   (19,541,162)
  Expenditures for property and equipment....    (1,986,847)    (2,180,644)    (2,895,119)
                                               ------------   ------------   ------------
Net cash used in investing activities........   (26,667,775)   (15,778,017)   (19,961,502)
                                               ------------   ------------   ------------
Cash flows from financing activities
  Interdivisional transactions...............   (11,489,912)   (24,124,287)   (23,363,401)
                                               ------------   ------------   ------------
Net cash used in financing activities........   (11,489,912)   (24,124,287)   (23,363,401)
                                               ------------   ------------   ------------
Net (decrease) increase in cash..............      (756,789)         2,636         93,952
Cash, at beginning of year...................       909,934        153,145        155,781
                                               ------------   ------------   ------------
Cash, at end of year.........................  $    153,145   $    155,781   $    249,733
                                               ============   ============   ============

                See accompanying notes to financial statements.

OUTDOOR ADVERTISING DIVISION OF
WHITECO INDUSTRIES, INC.

NOTES TO FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

	Whiteco Industries, Inc. ("Whiteco") has entered into an agreement to sell substantially all of the assets and certain liabilities of its Outdoor Advertising Division (the "Division"). The Division owns and operates outdoor advertising signs throughout the United States.

	During the periods covered by the financial statements, the Division was conducted as an integral part of Whiteco's overall operations and separate financial statements were not prepared. These financial statements have been prepared from Whiteco's historical accounting records. Corporate overhead expenses are actual expenses incurred by the Division. The Division operated independently from Whiteco Industries, Inc. However, the expenses incurred by the Division for corporate overhead may not necessarily be indicative of expenses that would have been incurred had the Division been operated as a separate entity.

  Contracts and Revenue Recognition

	Outdoor advertising signs are contracted to customers under individual advertising contracts that primarily run from one month to five years. Revenue is recognized ratably over the life of the contract. Costs associated with the outdoor advertising operations, including contract costs and land rental, are expensed over the related contract term.

  Prepaid Sign Costs and Other Sign Costs

	Prepaid sign costs and other sign costs are primarily land rental payments relating to future periods. Amortization on these assets was $1,020,942, $1,075,827 and $939,708 for the years ended December 31, 1995, 1996 and 1997.

  Property and Equipment

  Land, Buildings and Improvements and Equipment

	Land, buildings and improvements and equipment are carried at cost, including interest charges capitalized during construction. Depreciation on these assets is computed over various lives under the straight-line method and amounted to $767,872, $911,890 and $1,092,869 for the years ended December 31, 1995, 1996 and 1997.

  Advertising Signs

	Advertising sign structures are depreciated by the straight-line method over lives principally from eight to twelve years. Depreciation of advertising signs was $6,886,390, $8,514,127 and $9,492,833 for the years ended December 31, 1995, 1996 and 1997.

  Income Taxes

	The Division is part of Whiteco, which is an "S" corporation and, as such, federal and most state income taxes are the responsibility of the stockholder and therefore not reflected on the Division's financial statements.

  Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. LEASES

	The Division leases office facilities and property under various operating leases. The Division's primary office premises are leased from a partnership in which Whiteco Industries, Inc. is the general partner. Annual minimum rental payments under leases that have an initial or remaining term in excess of one year at December 31, 1997 are as follows:



                                              RELATED
                        YEAR                   PARTY      OTHER       TOTAL
                        ----                 --------   --------   ----------
1998.......................................  $224,000   $270,000   $  494,000
1999.......................................   224,000    131,000      355,000
2000.......................................   224,000    130,000      354,000
2001.......................................   224,000    131,000      355,000
2002.......................................   224,000    131,000      355,000
Thereafter.................................    56,000    962,000    1,018,000

	Total lease expense was approximately $675,000, $646,000 and $665,000 for the years ended December 31, 1995, 1996 and 1997, respectively. Related party lease expense was $254,000, $230,000 and $117,000 for the years ended December 31, 1995, 1996 and 1997, respectively.

3. RETIREMENT SAVINGS PLAN

        The Division is a part of Whiteco Industries, Inc. ("Whiteco"), who maintains a qualified plan under Section 401(k) of the Internal Revenue Code. This plan is available for all employees who have completed one year or more of continuous service. The plan permits employees to contribute up to 15% of their annual compensation. The plan allows for discretionary Whiteco contributions. Currently, Whiteco matches 20% of the employees' contributions, to a maximum of 6% of earnings, and also makes a 1% quarterly matching contribution. Contributions were $154,160, $171,270 and $177,100 for the years ended December 31, 1995, 1996 and 1997, respectively.

4. MANAGEMENT AGREEMENT

	In October 1984, the Division entered into an agreement with Metro Management Associates (the "Partnership"), a partnership in which several partners are employees of Whiteco, for the management and operation of approximately 540 outdoor advertising signs located in Indiana, Texas, Rhode Island, Missouri, Ohio, Florida, Illinois, Kentucky, Pennsylvania and Virginia. All revenue and operating expenses related to the management and operation of the Partnership's outdoor advertising signs are included in the Division's results of operations. The Division is required to pay a profit participation fee to the Partnership which approximates the operating profit of the managed assets and is based upon a fixed monthly fee and a variable fee based upon revenue. On August 31, 1998, the Partnership entered into an agreement to sell substantially all of the assets and certain specified liabilities of the Partnership to Chancellor Media Corporation. The management agreement between the Division and the Partnership will be terminated upon consummation of the acquisition by Chancellor Media Corporation.

5. SUBSEQUENT EVENT

        On August 31, 1998, Whiteco Industries, Inc. entered into an agreement to sell substantially all of the assets and certain specified liabilities of the Division to Chancellor Media Corporation.

               REPORT OF INDEPENDENT ACCOUNTANTS


June 9, 1999
To the Board of Directors of
Chancellor Media Corporation

In our opinion, the accompanying statements of operations, partners' capital and cash flows present fairly, in all material respects, the operations and cash flows of Martin Media, L.P. (the "Company") for the seven months ended July 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards that require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

MARTIN MEDIA L.P.

STATEMENT OF OPERATIONS
SEVEN MONTHS ENDED JULY 31, 1998
(DOLLARS IN THOUSANDS)




Revenue                                                                       $  33,791
Cost of revenue                                                                   4,136
                                                                              ---------

            Gross profit                                                         29,655

Managers' controlled operating expenses                                          14,364
                                                                              ---------

            Income from managers' operations                                     15,291

Other operating expenses:
           Depreciation and amortization                                         11,223
           Refinance and acquisition expenses                                     3,276
           Other                                                                  3,174
                                                                              ---------

Operating loss                                                                   (2,382)

Other income (expenses):
           Interest income                                                           20
           Other income                                                             473
           Interest expense                                                      (8,527)
                                                                              ---------

            Net loss                                                          $ (10,416)
                                                                              =========

            See accompanying notes to financial statements.

MARTIN MEDIA L.P.

STATEMENT OF PARTNERS' CAPITAL
SEVEN MONTHS ENDED JULY 31, 1998
(DOLLARS IN THOUSANDS)



Balance at December 31, 1997                                                   $  18,143

Distributions and redemption of partnership units                                (23,613)

Net loss                                                                         (10,416)
                                                                               ---------

Balance at July 31, 1998                                                       $ (15,886)
                                                                               =========


            See accompanying notes to financial statements.

MARTIN MEDIA L.P.

STATEMENT OF CASH FLOWS
SEVEN MONTHS ENDED JULY 31, 1998
(DOLLARS IN THOUSANDS)



Cash flows from operating activities:                                         $  (10,416)
     Net loss
     Adjustments to reconcile net loss to net cash used
     by operating activities:
           Depreciation and amortization                                          11,223
           Provision for doubtful accounts                                           407
           Changes in operating assets and liabilities (exclusive of
           acquisitions):
                Accounts receivable                                               (1,276)
                Other current assets                                                (953)
                Other assets                                                          20
                Accounts payable and accrued expenses                             (6,026)
                                                                              ----------

               Net cash used by operating activities                              (7,021)

Cash flows from investing activities:
           Acquisitions, net of cash acquired                                    (22,667)
           Capital expenditures                                                  (14,795)
                                                                              ----------

               Net cash used in investing activities                             (37,462)

Cash flows from financing activities:
           Deposit received from Chancellor Media Corporation                    185,860
           Payments on long-term debt                                           (112,456)
           Redemption of partnership units                                       (23,612)
                                                                              ----------

               Net cash provided by financing activities                          49,792

Net increase in cash and cash equivalents                                          5,309
Cash and cash equivalents at beginning of period                                      23
                                                                              ----------
Cash and cash equivalents at end of period                                    $    5,332
                                                                              ==========

Supplemental disclosures of cash flow information:
           Interest paid                                                      $    5,313
                                                                              ==========

            See accompanying notes to financial statements.

MARTIN MEDIA L.P.

NOTES TO FINANCIAL STATEMENTS
(DOLLARS IN THOUSANDS)


1.   NATURE OF BUSINESS

     Martin Media L.P. ("Martin" or the "Company"), a California limited partnership, was formed in December 1984 and operated under the name of Colorado River Markets until August 1991. The Company has operating divisions located in Pennsylvania, Ohio , Connecticut,
     Washington, D.C., Arizona  and  Nevada.   The Company owns and leases
     billboards on a contractual basis nationwide for the purpose of providing outdoor advertising services. The Company extends credit in the form of accounts receivable on a short-term basis to businesses and advertisers doing business in the above noted areas.

     On July 31, 1998, Martin and related companies were acquired by Chancellor Media Corporation for a total purchase price of $615,117, which consisted of $612,848 in cash and included various direct acquisition costs and the assumption of notes payable of $2,270. The accompanying financial statements do not reflect any adjustments related to this transaction.

2.   SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     CASH AND CASH EQUIVALENTS

     The Company considers cash and cash equivalents to be all highly liquid investments purchased with a maturity of three months or less.

     INVENTORIES

     Inventories are stated at the lower of cost or market using the first in, first out (FIFO) cost method.

     PROPERTY AND EQUIPMENT

     Property  and equipment  are  stated  at  cost  and  depreciated  over estimated useful lives primarily using the straight-line method. Repairs and maintenance are expensed as incurred. Depreciation expense for the seven months ended July 31, 1998 was $2,059. Expenditures which significantly increase asset values are capitalized. Estimated useful lives are as follows:

                                                                YEARS
                                                             ------------

Building and improvements                                          15-31
Posters                                                             7-25
Bulletins                                                           7-25
Shop equipment                                                      3-10
Office furniture and equipment                                      5-10
Auto and trucks                                                     5-7

CONTRACTS AND REVENUE RECOGNITION

Outdoor advertising signs are contracted to customers under individual advertising contracts that primarily run from one month to five years. Revenue is recognized ratably over the life of the contract. Costs associated with the outdoor advertising operations, including contract costs and land rental, are expensed over the related contract term.

INCOME TAXES

Under provision of the Internal Revenue Code and the respective state taxation codes, partnerships are not subject to income taxes; any income or loss realized is taxed to the individual partners. Certain states do impose a minimum tax or franchise fee.

INTANGIBLE ASSETS

Covenants not to compete are recorded at cost and are amortized using the straight-line method over the contractual period specified. Advertising rights, permits and licenses, acquisition fees, lease rights and goodwill are recorded at cost and are amortized using the straight-line method over five years. Loan fees are amortized over the life of the loan to which they are associated.

PROFIT-SHARING PLAN

The Company  has  adopted   profit-sharing  plans which are qualified under
Section 401(k) of the Internal Revenue Code. All full-time employees with twelve months of service who are 18 years old or older are eligible to participate. Each employee may voluntarily contribute up to the lesser of 15% of their pay or $9. The Company has made no contributions to the plan.

3.   SIGNIFICANT ACQUISITIONS

     On  January  2,   1998,   Martin acquired  Las  Vegas  Outdoor
     Advertising, Inc., an outdoor advertising company with 90 billboards and outdoor displays in the Las Vegas market, for approximately $16,800 in cash plus various other direct acquisition costs.

     On July 9, 1998, Martin acquired POA, an outdoor advertising company with over 1,240 billboards and outdoor displays in the Pittsburgh market, for approximately $5,867 in cash plus various other direct acquisition costs.

     These acquisitions were accounted for under the purchase method of accounting and, accordingly, the accompanying statement of operations includes the results of the acquired companies' operations from the respective dates of acquisition.

4.   COMMITMENTS

     The Company leases land, buildings, and equipment in connection with its outdoor advertising business under operating leases. The leasing
     of land relates  to  the  posters  and  bulletins.   The Company also
     leases property, equipment and buildings to house and support division administrative and field offices.

Future annual minimum lease payments are as follows:


YEARS ENDING
DECEMBER 31,                                                              TOTAL
-------------                                                           ---------

1999                                                                    $   6,397
2000                                                                        7,130
2001                                                                        7,404
2002                                                                        7,658
2003                                                                        7,914
Thereafter                                                                353,578
                                                                        ---------
                                                                        $ 390,081
                                                                        =========

     Lease   expense  for  the  seven  months  ended  July  31,  1998   was
     approximately $5,328.

     ACQUISITION, PURCHASE AND PURCHASE OPTION

     On July 31, 1997, the Company entered into an agreement with Martin & MacFarlane, Inc. (related party), relative to an agreement Martin & MacFarlane, Inc. had with another company to purchase certain assets, to acquire certain assets including sign structures, equipment, and related intangibles located in the Las Vegas and Colorado River markets for a total purchase price of $14,350. This purchase agreement has two segments, the first of which provided for the purchase of assets during the year ending December 31, 1997 for $11,273. The second segment of the agreement provides an option to the Company to purchase additional assets for $3,077. Upon execution of the option agreement, the Company deposited $464 in good faith with Martin & MacFarlane, Inc.

     PREFERRED PARTNERSHIP UNITS

     On December 23, 1997, the Company entered into an agreement to sell preferred limited partnership units (PPUs), warrants and warrant units to a select group of purchasers. The Company issued 25,000 PPUs at $1 each, calling for the holders of the PPUs to receive an initial 14% preferred rate of return, which escalates on certain dates to a maximum of 20%. The Company can redeem PPUs for 102% of the PPUs capital account amount until September 23, 1998 and thereafter to redeem all outstanding PPUs on December 23, 2006. Warrants to purchase additional PPUs, based upon terms of the agreement, shall be issuable upon the 270th day following the purchase date and quarterly thereafter, if any PPUs shall then be outstanding.

5.   RELATED PARTY TRANSACTIONS

     Substantially all administrative functions are performed by MW Sign Co., the general partner. The partnership pays management fees approximating 4% of gross revenue, refinancing fees of 4% of all debt refinanced and acquisition fees of 4% of the purchase price of acquired companies. Total fees paid to MW Sign Co. for the seven month period ended July 31, 1998 were approximately $1,340 and are included in other operating expenses.

                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of
Martin Media:


        We have audited the accompanying balance sheets of Martin Media, (a California limited partnership) as of December 31, 1997 and 1996 and the related statements of operations, partners' capital (deficit), and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

	We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

	In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Martin Media, as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                /S/ ARTHUR ANDERSEN LLP

                                                    ARTHUR ANDERSEN LLP

Bakersfield, California
February 13, 1998

                                 MARTIN MEDIA

                                BALANCE  SHEETS
                           DECEMBER 31, 1997 AND 1996

                                    ASSETS

                                                                   1997          1996
                                                               ------------   -----------
Current Assets
  Cash and equivalents.........................................$     23,254  $ 2,661,610
  Trade accounts receivable, net of allowance for doubtful
     accounts of $142,515 and $100,000 as of December 31,
     1997 and 1996, respectively...............................   5,658,379    4,726,301
  Current maturities of long-term notes receivable, limited
     partners..................................................     136,030      132,956
  Other receivables............................................     113,514      100,892
  Inventories, raw materials...................................     520,725      209,323
  Prepaid expenses.............................................   1,566,582    1,085,324
                                                                 ----------   ----------
          Total current assets.................................   8,018,484    8,916,406
                                                                 ----------   ----------
Long-Term Notes Receivable, limited partners, less
  current maturities...........................................     281,279      317,309
Property and Equipment, net of accumulated depreciation........  74,863,597   52,367,653
Intangible Assets, net of accumulated amortization.............  58,446,919   15,872,530
Deposit on purchase option.....................................     463,800           --
                                                               ------------  -----------
                                                               $142,074,079  $77,473,898
                                                               ============  ===========

                LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

Current Liabilities
  Current maturities of long-term debt....................... $   3,690,436  $ 5,339,365
  Current maturities of capital lease obligations............       214,380      135,586
  Accounts payable...........................................       627,590      928,712
  Accrued expenses...........................................     8,112,132    1,569,048
  Unearned income............................................       219,022      112,961
                                                               ------------  -----------
          Total current liabilities..........................    12,863,560    8,085,672
                                                               ------------  -----------
Long-Term Liabilities
  Long-term debt, less current maturities....................   109,232,810   66,752,424
  Capital lease obligations, less current maturities...             447,865      662,245
                                                               ------------  -----------
          Total long-term liabilities........................   109,680,675   67,414,669
                                                               ------------  -----------
Commitments (Note 10)
Mandatorily Redeemable
  Preferred partnership units................................    25,000,000           --
                                                               ------------   ----------
Partners' Capital (Deficit)..................................    (5,470,156)   1,973,557
                                                               ------------   ----------
                                                               $142,074,079  $77,473,898
                                                               ============  ===========

        The accompanying notes are an integral part of these statements.

                                 MARTIN MEDIA

                          STATEMENTS OF OPERATIONS
                YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                           1997          1996          1995
                                                        -----------   -----------   -----------
Income................................................  $48,106,851   $42,359,472   $33,732,821
Cost of sales.........................................    6,091,333     5,745,308     4,459,240
                                                        -----------   -----------   -----------
          Gross profit................................   42,015,518    36,614,164    29,273,581
Managers' controlled operating expenses...............   21,201,914    20,929,536    16,861,406
                                                        -----------   -----------   -----------
          Income from managers' operations............   20,813,604    15,684,628    12,412,175
                                                        -----------   -----------   -----------
Other operating expenses:
  Depreciation and amortization.......................    9,282,574     5,364,835     3,339,377
  Management fees.....................................    1,937,326     1,277,431     1,111,350
  Refinance and acquisition...........................    9,644,819     3,822,894            --
                                                        -----------   -----------   -----------
                                                         20,864,719    10,465,160     4,450,727
                                                        -----------   -----------   -----------
          Operating income (loss).....................      (51,115)    5,219,468     7,961,448
                                                        -----------   -----------   -----------
Nonoperating income (expenses):
  Interest income.....................................       66,260        96,103       116,154
  Interest expense....................................   (8,023,704)   (6,022,001)   (5,030,100)
  Miscellaneous income................................    1,077,184       252,653       283,597
  Miscellaneous expense...............................           --       (11,437)      (92,682)
  Loss on disposal of assets..........................     (512,338)     (458,464)     (378,358)
                                                        -----------   -----------   -----------
                                                         (7,392,598)   (6,143,146)   (5,101,389)
                                                        -----------   -----------   -----------
          Net income (loss)...........................  $(7,443,713)  $  (923,678)  $ 2,860,059
                                                        ===========   ===========   ===========

          The accompanying notes are an integral part of these statements.

                                MARTIN MEDIA
                     (A CALIFORNIA LIMITED PARTNERSHIP)
                     STATEMENTS OF PARTNERS' CAPITAL (DEFICIT)
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995


                                                           1997          1996          1995
                                                        -----------   -----------   -----------
Balance, beginning of year............................  $ 1,973,557   $ 3,184,665   $   822,406
  Issuance of partnership units.......................           --     5,300,000            --
  Redemption of partnership units.....................           --    (5,260,230)           --
  Distributions.......................................           --      (327,200)     (497,800)
  Net income (loss)...................................   (7,443,713)     (923,678)    2,860,059
                                                        -----------   -----------   -----------
Balance, end of year..................................  $(5,470,156)  $ 1,973,557   $ 3,184,665
                                                        ===========   ===========   ===========

        The accompanying notes are an integral part of these statements.

                                MARTIN MEDIA

                            STATEMENTS OF CASH FLOWS
                YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                          1997           1996          1995
                                                      ------------   ------------   -----------
Cash flows from operating activities:
  Net income (loss).................................  $ (7,443,713)  $   (923,678)  $ 2,860,059
     Adjustments to reconcile net income (loss)
       to net cash provided by operating activities:
       Depreciation and amortization................     9,282,574      5,364,835     3,339,377
       Loss on disposal of assets...................       512,338        458,464       378,358
       Changes in operating assets and liabilities
          (exclusive of acquisitions):
          (Increase) decrease in accounts receivable      (932,078)    (1,047,834)      223,315
          (Increase) decrease in other receivables..       (12,622)       (72,759)       24,091
          (Increase) decrease in inventories, raw
            materials...............................      (311,402)       105,466        35,645
          (Increase) decrease in prepaid expenses...      (481,258)      (136,610)       53,372
          Decrease in accounts payable..............      (301,122)        (7,055)     (195,463)
          Increase in accrued expenses..............     6,543,084        793,490        24,624
          (Increase) decrease in unearned income....       106,061         84,915       (14,020)
                                                      ------------   ------------   -----------
          Net cash provided by operating
            activities..............................     6,961,862      4,619,234     6,729,358
                                                      ------------   ------------   -----------
Cash flows from investing activities:
  Principal payments on notes receivable............        32,956        374,740        20,692
  Issuance of notes receivable......................            --       (400,000)           --
  Proceeds from sale of property and equipment......        49,460         63,801        79,236
  Cash paid for acquisitions........................   (67,164,295)   (17,200,000)   (1,575,000)
  Capital expenditures..............................    (7,750,411)    (7,114,708)   (1,762,978)
  Proceeds from sale of investment..................            --             --       970,482
  Purchase option deposit...........................      (463,800)            --            --
                                                      ------------   ------------   -----------
          Net cash used in investing activities.....   (75,296,090)   (24,276,167)   (2,267,568)
                                                      ------------   ------------   -----------
Cash flows from financing activities:
  Net (payments)borrowings on line-of-credit........            --     (1,395,052)      601,324
  Proceeds from issuance of long-term debt..........    41,014,131     75,915,869     1,006,400
  Principal payments on long-term debt..............      (318,259)   (57,059,619)   (3,522,394)
  Distributions to partners.........................            --       (327,200)     (497,800)
  Redemption of partnership units...................            --     (5,260,230)           --
  Issuance of mandatorily redeemable preferred
     partnership units..............................    25,000,000             --            --
  Issuance of partnership units.....................            --      5,000,000            --
                                                      ------------   ------------   -----------
          Net cash provided by (used in) financing
            activities..............................    65,695,872     16,873,768    (2,412,470)
                                                      ------------   ------------   -----------
Net increase (decrease) in cash and cash
  equivalents.......................................    (2,638,356)    (2,783,165)    2,049,320
Cash and cash equivalents at beginning of year......     2,661,610      5,444,775     3,395,455
                                                      ------------   ------------   -----------
Cash and cash equivalents at end of year............  $     23,254   $  2,661,610   $ 5,444,775
                                                      ============   ============   ===========
     Supplemental disclosures of cash flow
       information:
       Interest paid................................  $  8,085,486   $  6,357,207   $ 5,036,375
                                                      ============   ============   ===========
       Income taxes paid............................  $         --   $      7,349   $       800
                                                      ============   ============   ===========

                                 MARTIN MEDIA

                            STATEMENTS OF CASH FLOWS
                YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



Supplemental disclosures of noncash investing and financing activities:

	During the year ended December 31, 1997 long-term debt in the amount of $84,845,560 was refinanced.

	During the year ended December 31, 1996 long-term debt in the amount of $1,684,215 was incurred to purchase fixed assets and intangible assets.

	During the year ended December 31, 1996 notes receivables to shareholders in the amount of $300,000 were issued for partnership units.

	During the year ended December 31, 1995 long-term debt in the amount of $318,900 was incurred to purchase sign structures.

	The accompanying notes are an integral part of these statements.

                                MARTIN MEDIA

                        NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

  Nature of business

        Martin Media, a California limited partnership (the Company), was formed in December, 1984 and operated under the name of Colorado River Markets until August, 1991. The Company has operating divisions located in Pennsylvania, Ohio, Connecticut, Washington, D.C., Arizona and Nevada.

        The Company owns and leases billboards on a contractual basis nationwide for the purpose of providing outdoor advertising services. The Company extends credit in the form of accounts receivable on a short-term basis to businesses and advertisers doing business in the above noted areas.

  Significant accounting policies

  Basis of accounting

	The financial statements are prepared on an accrual basis, which recognizes income when earned and expenses when incurred.

  Use of estimates

	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

  Cash and cash equivalents

        The Company considers cash and cash equivalents to be all highly liquid investments purchased with a maturity of three months or less.

  Inventories, raw materials

	Inventories are stated at the lower of cost or market using the first in, first out (FIFO) cost method.

  Property and equipment

	Property and equipment are stated at cost and depreciated over estimated useful lives primarily using the straight-line method. Repairs and maintenance and small equipment purchases are expensed as incurred. Expenditures which significantly increase asset values or extend useful lives are capitalized. Estimated useful lives are as follows:

                                                              YEARS
                                                              -----
Buildings and improvements..................................  15-31
Posters.....................................................     25
Bulletins...................................................     25
Shop equipment..............................................   3-10
Office furniture and equipment..............................   5-10
Auto and trucks.............................................    5-7

Income taxes

	Under provision of the Internal Revenue Code and the respective state Taxation Codes, partnerships are not subject to income taxes; any income or loss realized is taxed to the individual partners. Certain states do impose a minimum tax (franchise fee).

  Intangible assets

	Covenants not to compete are recorded at cost and are amortized using the straight-line method over the contractual period specified.

	Organization costs, advertising rights, permits and licenses, acquisition fees, lease rights and goodwill are recorded at cost and are amortized using the straight-line method over five years.

	Loan fees are amortized over the life of the loan to which they are associated.

  Profit sharing plan

        The Company adopted a profit sharing plan which is a qualified pension trust under Section 401(k) of the Internal Revenue Code. All full-time employees with twelve months of service who are 18 years old or older are eligible to participate. Each employee may voluntarily contribute up to the lesser of 15% of their pay or $9,500. The Company has made no contributions to the plan.

  Fair value of financial instruments

	The carrying amount of the long-term debt approximates fair value.

  Reclassifications

	Certain prior year amounts have been reclassified to conform with the current year presentation.

2. LONG-TERM NOTES RECEIVABLE, LIMITED PARTNERS

	Notes receivable, limited partners at December 31, 1997 and 1996 consisted of the following:


                                                                1997       1996
                                                              --------   --------
Barry Heffner, Manager of Pittsburgh Division, prime plus
  2%, collateralized by subscription of one unit of Martin
  Media, payable $717 per month including interest, due
  September 27, 2001........................................  $ 18,758   $ 25,036
Mary Ellen Coleman, Manager of Scranton Division, prime plus
  2%, collateralized by subscription of one unit of Martin
  Media, payable $717 per month including interest, due
  September 27, 2001........................................    18,975     25,229
Brent Baer, Manager of Washington D.C. Division, 8%,
  collateralized by  1/4 of one partnership unit, payable
  $838 per month including interest, due December 28,
  2001......................................................    69,894     75,000
Thomas Jones, Manager of Las Vegas Division, 8%,
  collateralized by  1/4 of one partnership unit, payable
  $838 per month including interest, due December 28,
  2001......................................................    69,894     75,000
David Lamberger, National Sales Manager, 8%, collateralized
  by  1/4 of one partnership unit, payable $838 per month
  including interest, due December 28, 2001.................    69,894     75,000
Lynn Terlaga, Manager of Hartford Division, 8%,
  collateralized by  1/4 of one partnership unit, payable
  $838 per month including interest, due December 28,
  2001......................................................  $ 69,894   $ 75,000
David Weyrich, 10%, unsecured, payable $833 per month
  interest only, due November 27, 1997, paid in full
  subsequent to December 31, 1997...........................   100,000    100,000
                                                              --------   --------
                                                               417,309    450,265
Less current maturities.....................................   136,030    132,956
                                                              --------   --------
                                                              $281,279   $317,309
                                                              ========   =========

	Prime rate was 8.5% and 8.25% at December 31, 1997 and 1996, respectively.

3. ACQUISITIONS

        During 1997, the Company purchased substantially all the assets and assumed certain liabilities of three outdoor advertising companies; during 1996, the Company purchased substantially all of the assets and assumed certain liabilities of one outdoor advertising company and exchanged partnership interests and other consideration for substantially all of the assets, and assumed certain liabilities, for another outdoor advertising company (the "Exchange"). Funds used to make the acquisitions and facilitate the Exchange were provided through the Company's credit facility. The majority of the intangible assets acquired through the acquisitions and Exchange are being amortized over a five year period. See Note 10 for acquisitions included above which were acquired from a related party. Acquisitions during 1995 were not significant.

	The acquisitions were accounted for using the purchase method of accounting and the purchase price was allocated to the various tangible and intangible assets acquired. For the Exchange, the Company recorded the assets acquired and liabilities assumed based on the fair value of the partnership interests granted. Accordingly, the results of operations for the acquisitions, and the Exchange, have been included in the results of the Company from the respective effective dates.

	A summary of the cash consideration and allocation of the purchase price as of the acquisition dates are as follows:

                                                                1997          1996
                                                             -----------   -----------
Fair value of tangible assets acquired.....................  $20,293,392  $ 8,420,000
Fair value of intangible assets acquired...................   46,870,903   11,870,455
Liabilities assumed........................................           --   (2,790,455)
Book value of partnership interests granted................           --     (300,000)
                                                             -----------   -----------
Cash paid..................................................  $67,164,295  $17,200,000
                                                             ===========  ===========

	Of the cash paid in 1996, approximately $5 million was utilized to redeem existing partnership units in connection with the Exchange.

4. PREPAID EXPENSES

	Prepaid expenses at December 31, 1997 and 1996 consisted of the following:

                                                                 1997         1996
                                                              ----------   ----------
Leases......................................................  $1,279,243   $  903,154
Insurance...................................................      41,541       32,545
Other.......................................................     196,064      124,726
Deposits....................................................      49,734       24,899
                                                              ----------   ----------
                                                              $1,566,582   $1,085,324
                                                              ==========   ==========

5. PROPERTY AND EQUIPMENT

	Major classes of property and equipment and accumulated depreciation at December 31, 1997 and 1996 are as follows:

                                                                1997          1996
                                                             -----------   -----------
Land.......................................................  $10,578,202   $   936,954
Buildings and improvements.................................    5,349,404       218,947
Posters....................................................   26,855,790    25,114,090
Bulletins..................................................   44,189,355    36,314,244
Shop equipment.............................................      722,278       519,319
Office furniture and equipment.............................      649,696       449,391
Autos and trucks...........................................    1,951,625     1,662,820
Construction in process....................................      402,892       215,744
                                                             -----------   -----------
                                                              90,699,242    65,431,509
Less accumulated depreciation..............................   15,835,645    13,063,856
                                                             -----------   -----------
                                                             $74,863,597   $52,367,653
                                                             ===========   ===========

        See Note 7 for collateralization of property and equipment.

	Depreciation expense for the years ended December 31, 1997, 1996 and 1995 was $2,943,826, $2,624,212 and $2,392,186.

        During the years ended December 31, 1997, 1996 and 1995, the Company took down a number of boards located in the Pittsburgh, Scranton, Hartford, Las Vegas and Cincinnati divisions. These disposals were initiated by management due to high operating costs and/or high site lease costs, which resulted in marginal operating results. Losses on board disposals amounted to $515,056, $440,746 and $418,957 in the years ended December 31, 1997, 1996 and 1995.

6. INTANGIBLE ASSETS

	Intangible assets and accumulated amortization at December 31, 1997 and 1996 are as follows:

                                                                1997          1996
                                                             -----------   -----------
Organization costs.........................................  $ 1,238,376   $ 1,238,376
Covenants not to compete...................................    2,452,096     2,452,096
Advertising rights.........................................    2,925,800     1,291,338
Permits and licenses.......................................   10,705,122     2,547,274
Lease rights...............................................   14,307,733    11,970,722
Goodwill...................................................   33,979,535       220,453
Acquisition fees...........................................    3,718,759     1,053,423
Loan fees..................................................      359,398     1,577,500
                                                             -----------   -----------
                                                              69,686,819    22,351,182
Less accumulated amortization..............................   11,239,900     6,478,652
                                                             -----------   -----------
                                                             $58,446,919   $15,872,530
                                                             ===========   ===========

        See Note 7 for collateralization of intangible assets.

	Amortization expense for the years ended December 31, 1997, 1996 and 1995 was $6,338,748, $2,740,623 and $947,191.

7. LONG-TERM DEBT

	Long-term debt at December 31, 1997 and 1996 consisted of the following:


                                                                1997          1996
                                                            ------------   -----------
Canadian Imperial Bank of Commerce, as administrative
  agent for lenders, under the Credit Agreement dated July
  31, 1997, Term A loan, interest at LIBOR plus 2%,
  collateralized by accounts receivable, inventory, sign
  structures, and intangible assets, payable quarterly,
  due June 2004**.........................................  $ 60,000,000   $        --
Canadian Imperial Bank of Commerce, as administrative
  agent for lenders, under the Credit Agreement dated July
  31, 1997, Term B loan, interest at LIBOR plus 2.25%,
  collateralized by accounts receivable, inventory, sign
  structures, and intangible assets, payable quarterly,
  due December 2005**.....................................    35,000,000            --
Canadian Imperial Bank of Commerce, as administrative
  agent for lenders, under the Credit Agreement dated July
  31, 1997, Revolving Line of Credit, interest ranging
  from prime plus 2% LIBOR plus 2.75%, collateralized by
  accounts receivable, inventory, sign structures, and
  intangible assets, payable quarterly, due June 2004**...    17,300,000            --
Jackson Poster Advertising, 8%, collateralized by sign
  structures, payable $912 per month including interest,
  due December 2000.......................................        29,124        37,381
Dominion Signs, 8%, collateralized by sign structures and
  personally guaranteed by E. Thomas Martin, payable
  $68,475 plus interest annually, due August 1999.........       136,950       205,425
Elaine Perlroth, 7%, collateralized by mortgage, payable
  $989 monthly including interest, due November 2008......        90,381        95,715
Ronco Media, non-interest bearing, uncollateralized,
  payable $3,000 monthly, due April 2001..................       120,000       156,000
Ronald Rieger, non-interest bearing, uncollateralized,
  payable $167 monthly, due July 2001.....................         6,667         8,667
Rose Marie Rieger, non-interest bearing, uncollateralized,
  payable $167 monthly, due April 2001....................         6,667         8,667
Daniel H. Bradley, non-interest bearing, uncollateralized,
  payable $1,667 monthly, due April 2001..................        66,667        86,667
Pamela Lynn Rieger, non-interest bearing,
  uncollateralized, payable $1,667 monthly, due April
  2001....................................................        66,667        86,667
Kory William Rieger, non-interest bearing,
  uncollateralized, payable $1,667 monthly, due April
  2001....................................................        66,667        86,667
Rembrandt Outdoor Services, non-interest bearing,
  uncollateralized, payable $608 monthly, due July 2001...        33,456        34,065
Canadian Imperial Bank of Commerce, as administrative
  agent for Lenders under the Credit Agreement dated July
  15, 1996, Term A Loan, interest at LIBOR plus 2.5%,
  collateralized by accounts receivable, inventory, sign
  structures, and intangible assets, payable quarterly,
  due March 2003**........................................            --    40,000,000
Canadian Imperial Bank of Commerce, as administrative
  agent for Lenders under the Credit Agreement dated July
  15, 1996, Term B Loan, interest at LIBOR plus 3%,
  collateralized by accounts receivable, inventory, sign
  structures, and intangible assets, payable quarterly,
  due December 2004**.....................................            --    15,000,000
Canadian Imperial Bank of Commerce, as administrative
  agent for Lenders under the Credit Agreement dated July
  15, 1996, Revolving Line of Credit, interest ranging
  from prime plus 1.25% to LIBOR plus 2.50%,
  collateralized by accounts receivable, inventory, sign
  structures, and intangible assets, payable annually, due
  March 2003**............................................            --    16,285,868
                                                            ------------   -----------
                                                             112,923,246    72,091,789
Less current maturities...................................     3,690,436     5,339,365
                                                            ------------   -----------
                                                            $109,232,810   $66,752,424
                                                            ============   ===========

	Aggregate maturities of long-term debt at December 31, 1997 were as follows:

YEAR ENDING
DECEMBER 31,
------------
1998........................................................   $  3,690,436
1999........................................................      7,691,592
2000........................................................     13,124,365
2001........................................................     14,545,258
2002........................................................     15,007,561
Thereafter..................................................     58,864,034
                                                               ------------
                                                               $112,923,246
                                                               ============

** Loan has varying interest rates based on Company performance and indexes found in Credit Agreement dated July 31, 1997. At December 31, 1997 effective interest rates ranged from 7.1875% to 8.5%.

        The Company has entered into interest rate caps primarily to protect against rising interest exposure of its floating rate long-term debt. The difference to be paid or received on the cap is included in interest expense as payments are made or received. At December 31, 1997, the Company had outstanding interest rate cap agreements with two commercial bank, having a total notional principal amount of $135,000,000. This agreement effectively changes the Company's interest exposure on up to $135,000,000 of floating rate debt to a fixed 6.5% with a floor of 5.5%. The interest rate cap agreements mature September 1998 ($35,000,000) and September 2000 ($100,000,000).

        During 1997, the Company sold an interest rate floor for a gain of $440,000. This gain is included in other income.

        The counterparties to the Company's derivative financial instrument contract are substantial and creditworthy commercial banks which are recognized market makers. Neither the risks of counterparty nonperformance nor the economic consequence of counterparty nonperformance associated with these contracts were considered by the Company to be material.

	Interest expense consists of interest on notes payable and the cost associated with the purchased of the interest rate cap instrument.

	Prime rate was 8.5% and 8.25% at December 31, 1997 and 1996, respectively.

	LIBOR rate was 5.9% and 6.5% at December 31, 1997 and 1996, respectively.

8. LONG-TERM CAPITAL LEASE OBLIGATIONS

        The Company leases certain sign structures with lease terms through July 2000. Obligations under capital leases have been recorded in the accompanying financial statements at the discounted present value of future minimum lease payments. The cost and accumulated amortization for such equipment as of December 31, 1997 was $1,029,200 and $58,321, respectively. Amortization included in depreciation expense for the year ended December 31, 1997 was $41,168. Interest paid on these leases was $130,118 for the year ended December 31, 1997.

	The future minimum lease payments under these capital leases and the net present value of the future minimum lease payments are as follows:



YEAR ENDING
DECEMBER 31:
------------
1998........................................................   $316,628
1999........................................................    399,627
2000........................................................    113,280
                                                               --------
Total future minimum lease payments.........................    829,535
Less amount representing interest...........................    167,290
                                                               --------
Present value of future minimum lease payment...............    662,245
Less current portion........................................    214,380
                                                               --------
Long-term portion...........................................   $447,865
                                                               ========

9. RELATED PARTY TRANSACTIONS

        Transactions occurring between the Company and a related party, which are not presented elsewhere in these financial statements, are as follows:

        Martin and MacFarlane, Inc., a California Corporation (M&M, Inc.), which has stockholders who are also partners in the Company, performed substantially all administrative functions for the partnership during the year ended December 31, 1995 and January 1996. Beginning February 1, 1996, administrative functions were performed by MW Sign Co., the general partner. The partnership pays management fees approximating 3% of gross revenue, refinancing fees of 4% of all debt refinanced and acquisition fees of 4% of the purchased price of acquired companies. On January 1, 1997, management fees increased to 4% of gross revenue. Total fees paid to M&M, Inc. for the years ended
December 31, 1997 and 1996 amounted to $-0- and $78,263, respectively. Total fees paid/accrued to MW Sign Co. for the years ended December 31, 1997 and 1996 amounted to $11,231,815 and $5,050,039. Total fees paid to M&M, Inc.
and MW Sign Co. for the year ended December 31, 1995 amounted to $1,111,350.

10. COMMITMENTS

  Leases

        The Company leases land, buildings, and equipment in connection with its outdoor advertising business under operating leases. The leasing of land relates to the posters and bulletins. The Company also leases property, equipment and buildings to house and support division administrative and field offices.

	Future minimum lease payments under cancelable and noncancelable leases at December 31, 1997 are as follows:

YEAR ENDING                                         POSTERS,
DECEMBER 31,                                       BULLETINS    BUILDINGS      TOTAL
------------                                       ----------   ----------  ----------
1998.............................................  $1,199,353   $  229,539  $1,428,892
1999.............................................   1,219,818      205,164   1,424,982
2000.............................................   1,244,566      193,264   1,437,830
2001.............................................   1,270,536      183,836   1,454,372
2002.............................................   1,295,506      173,628   1,469,134
Thereafter.......................................   1,670,042      289,380   1,959,422
                                                   ----------   ----------  ----------
                                                   $7,899,821   $1,274,811  $9,174,632
                                                   ==========   ==========  ==========

        Certain of the Company's noncancelable lease payments are based on a percentage of revenue generated from the poster or bulletin rather than having a minimum rental. The percentage of rent ranges from 15% to 20% of revenue. An estimate of the future payments under these leases has been included in the above table under posters, bulletins. Historically, rental payments under these leases have approximated $1,180,000 annually.

	Lease expense for the years ended December 31, 1997, 1996 and 1995 was as follows:

                                                      1997         1996         1995
                                                   ----------   ----------  ----------
Land for posters and bulletins...................  $8,042,746   $6,817,196  $5,226,956
Buildings........................................     518,306      549,069     406,277
Equipment, other.................................      27,041       28,198      31,881
                                                   ----------   ----------  ----------
                                                   $8,588,093   $7,394,463  $5,665,114
                                                   ==========   ==========  ==========

Acquisition, purchase and purchase option

        On July 31, 1997, the Company entered into an agreement with Martin & MacFarlane, Inc. (related party), relative to an agreement Martin &
MacFarlane, Inc. had with another company to purchase certain assets, to acquire certain assets including sign structures, equipment, and related intangibles located in the Las Vegas and Colorado River markets for a total purchase price of $14,350,400. This purchase agreement has two segments, the first of which provided for the purchase of assets during the year ending December 31, 1997 for $11,273,400. The second segment of the agreement provides an option to the Company to purchase additional assets for $3,077,000. Upon execution of the option agreement, the Company deposited $463,800 in good faith with Martin & MacFarlane, Inc. The option agreement can only be exercised upon Martin & MacFarlane, Inc. exercising its option to purchase those assets and other assets it has under option with the seller; the option agreement expires October 1, 1998.

  Preferred partnership units

        On December 23, 1997, the Company entered into an agreement to sell preferred limited partnership units (PPU's), warrants and warrant units to a select group of purchasers. The Company issued 25,000 PPU's at $1,000 each ($25,000,000), calling for the holders of the PPU's to receive an initial 14% preferred rate of return, which escalates on certain dates to a maximum of 20%. The Company can redeem PPU's for 102% of the PPU's capital account amount until September 23, 1998 and thereafter for 100% of the PPU's capital account amount. The Company is obligated under the agreement to redeem all outstanding PPU's on December 23, 2006. Warrants to purchase additional PPU's, based upon terms of the agreement, shall be issuable upon the 270th day following the purchase date (December 23, 1997) and quarterly thereafter, if any PPU's shall then be outstanding.

  Credit facilities

        On December 23, 1997, the Company entered into an agreement with Canadian Imperial Bank of Commerce in which their Term B loan maximum borrowing limit was increased to $40,000,000. As of December 31, 1997, the Company had $5,000,000 available under the term of the loan.

        On July 31, 1997, the Company entered into an agreement with Canadian Imperial Bank of Commerce, as administrative agent for Lenders under the credit agreement dated July 31, 1997. Under the terms of this agreement, Swing Loan is available in the amount of $5,000,000. As of December 31, 1997, the Company's outstanding obligation was $-0-.

11. SUBSEQUENT EVENTS

        Subsequent to December 31, 1997, the Company acquired substantially all of the assets and assumed certain liabilities of three outdoor advertising companies at an aggregate purchase price of $18,350,000. Funds used to make the purchase were provided through the Company's credit facility.

               REPORT OF INDEPENDENT ACCOUNTANTS



June 9, 1999
To the Board of Directors of
Chancellor Media Corporation



In our opinion, the accompanying statements of operations, retained earnings and cash flows present fairly, in all material respects, the operations and cash flows of Martin & MacFarlane, Inc. (the "Company") for the seven months ended July 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards that require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial
statement presentation.   We  believe  that  our audit provides a
reasonable basis for the opinion expressed above.

/S/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

MARTIN & MACFARLANE, INC.

STATEMENT OF OPERATIONS
SEVEN MONTHS ENDED JULY 31, 1998
(DOLLARS IN THOUSANDS)



Revenue                                                                       $   17,946
Cost of revenue                                                                    1,370
                                                                              ----------

             Gross profit                                                         16,576

Managers' controlled operating expenses                                           10,526
                                                                              ----------

             Income from managers' operations                                      6,050

Other operating expenses:
           Depreciation and amortization                                           3,471
           Refinance and acquisition expenses                                      1,570
           Other expenses                                                          2,623
                                                                              ----------

             Operating loss                                                       (1,614)

Other income (expense):
           Interest expense                                                       (2,244)
           Gain on disposal of assets                                                465
           Other income                                                              537
                                                                              ----------

Loss before income taxes                                                          (2,856)
Income tax expense                                                                    10
                                                                              ----------

             Net loss                                                         $   (2,866)
                                                                              ==========


            See accompanying notes to financial statements.

MARTIN & MACFARLANE, INC.

STATEMENT OF RETAINED EARNINGS
SEVEN MONTHS ENDED JULY 31, 1998
(DOLLARS IN THOUSANDS)



Balance at December 31, 1997                                                  $   7,949

Dividends                                                                          (743)
Net loss                                                                         (2,866)
                                                                              ---------

Balance at July 31, 1998                                                      $   4,340
                                                                              =========



            See accompanying notes to financial statements.

MARTIN & MACFARLANE, INC.

STATEMENT OF CASH FLOWS
SEVEN MONTHS ENDED JULY 31, 1998
(DOLLARS IN THOUSANDS)



Cash flows from operating activities:
          Net Loss                                                                             $    (2,866)
          Adjustments to reconcile net loss to net cash provided
          by operating activities:
            Depreciation and amortization                                                            3,471
            Provision for doubtful accounts                                                            593
            Changes in operating assets and liabilities (exclusive of
            acquisitions):
              Accounts receivable                                                                   (1,061)
              Other current assets                                                                   1,075
              Other assets                                                                              31
              Accounts payable and accrued expenses                                                    502
              Other liabilities                                                                         91
                                                                                               -----------

                Net cash provided by operating activities                                            1,836

Cash flows from investing activities:
          Acquisitions, net of cash acquired                                                       (12,500)
          Capital expenditures                                                                      (1,881)
                                                                                               -----------

                Net cash used in investing activities                                              (14,381)

Cash flows from financing activities:
          Dividends paid                                                                              (743)
          Payments on long-term debt                                                               (35,680)
          Deposit received from Chancellor Media Corporation                                        50,000
                                                                                               -----------

                Net cash provided by financing activities                                           13,577

Net increase in cash                                                                                 1,032
Cash and cash equivalents at beginning of period                                                        16
                                                                                               -----------
Cash and cash equivalents at end of period                                                     $     1,048
                                                                                               ===========

Supplemental disclosures of cash flow information:
          Interest paid                                                                        $     1,913
                                                                                               ===========
          Income taxes paid                                                                    $         4
                                                                                               ===========

            See accompanying notes to financial statements.

MARTIN & MACFARLANE, INC.

NOTES TO FINANCIAL STATEMENTS
(DOLLARS IN THOUSANDS)


1.   NATURE OF BUSINESS

     Martin & MacFarlane, Inc. (the "Company") was incorporated on December 2, 1971 and owns, leases, and manages billboards on a contractual basis nationwide for the purpose of providing outdoor advertising services. The Company also owns and operates a small winery located in Paso Robles, California. The Company extends short-term credit in the form of accounts receivable to businesses and advertisers doing business in the above noted areas.

     On July 31, 1998, Martin & MacFarlane, Inc. and related companies were acquired by Chancellor Media Corporation for a total purchase price of $615,117, which consisted of $612,848 in cash and included various direct acquisition costs and the assumption of notes payable of $2,270. The accompanying financial statements do not reflect any adjustments related to this transaction.

2.   SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

     CASH AND CASH EQUIVALENTS

     The Company considers cash and cash equivalents to be all highly liquid investments purchased with a maturity of three months or less.

     INVENTORIES

     Inventories are stated at the lower of cost or market using the first in, first out (FIFO) cost method.

     PROPERTY AND EQUIPMENT

     Property and equipment are stated at cost and depreciated over estimated useful lives primarily using the straight-line method. Depreciation expense for the seven months ended July 31, 1998 was $927. Repairs and maintenance are expensed as incurred. Expenditures which significantly increase asset values are capitalized. Estimated useful lives are as follows:

                                                                            YEARS
                                                                         -----------

Building and improvements                                                   15-31
Posters                                                                      7-25
Bulletins                                                                    7-25
Shop equipment                                                               3-10
Office furniture and equipment                                               5-10
Auto and trucks                                                              5-7

     CONTRACTS AND REVENUE RECOGNITION

     Outdoor advertising signs are contracted to customers under individual advertising contracts that primarily run from one month to five years. Revenue is recognized ratably over the life of the contract. Costs associated with the outdoor advertising operations, including contract costs and land rental, are expensed over the related contract term.

     INCOME TAXES

     Effective July 1, 1995, the Company's shareholders elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under such election, the shareholders of an "S" Corporation are taxed individually on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income tax has been included in these financial statements. State income taxes are provided based on statutory rates. State income taxes currently payable and deferred relate primarily to temporary differences from the use of accelerated methods of depreciation and the direct write-off method of accounting for bad debts.

     INTANGIBLE ASSETS

     Covenants not to compete are recorded at cost and are amortized using the straight-line method over the contractual period specified. Advertising rights, permits and licenses, acquisition fees, lease rights and goodwill are recorded at cost and are amortized using the straight-line method over five years. Loan fees are amortized over the life of the loan to which they are associated.

     PROFIT-SHARING PLAN

     The Company has adopted profit-sharing plans which are qualified under Section 401(k) of the Internal Revenue Code. All full-time employees with twelve months of service who are 19 years old or older are eligible to participate. Each employee may voluntarily contribute up to the lesser of 15% of their pay or $10. The Company has made no contributions to the plan.

3.   DEFERRED INCOME TAXES

     For state tax purposes, the applicable states do recognize "S" corporation status; however, they still impose a tax at the corporate level, generally at a rate significantly lower than the regular corporate rate. Deferred tax assets and liabilities relate to temporary differences associated with state income taxes. Income tax expense for the seven months ended July 31, 1998 consisted of $10 of current state income taxes.

4.   SIGNIFICANT ACQUISITION

     On January 2, 1998, the Company acquired Newman Outdoor of Texas, Inc., an outdoor advertising company with over 1,200 billboards and outdoor displays in three markets, for approximately $12,500 in cash plus various other direct acquisition costs. The acquisition was accounted for under the purchase method of accounting and, accordingly, the accompanying statement of operations includes the results of the acquired operations from the date of acquisition.

5.   COMMITMENTS

     The Company leases land in connection with its outdoor advertising posters and panels as well as for office and yard spaces. These are long-term operating leases which the Company and lessor have the option to terminate with thirty days notice. Certain leases are subject to renewal options.

     The Company also leases  office  and  shop buildings which are located
     at  various  divisions.   A  portion of these  are  long-term  leases.

     Future annual minimum lease payments at July 31, 1998 are as follows:



YEARS ENDING
DECEMBER 31,
-------------

1999                                                                   $    6,147
2000                                                                        6,850
2001                                                                        7,114
2002                                                                        7,358
2003                                                                        7,603
Thereafter                                                             $  339,712
                                                                       ----------
                                                                       $  374,784
                                                                       ==========

     Certain of the Company's noncancelable lease payments are based on a percentage of revenue generated from the poster or bulletin rather than having a minimum rental. The percentage of rent ranges from 15% to 20% of revenue.

     Lease expense for the seven months July 31, 1998 was $2,782.

     ACQUISITION, PURCHASE AND PURCHASE OPTION

     On July 31, 1997, the Company entered into an agreement with another company to acquire certain assets, including sign structures, equipment, and related intangibles located in Nevada, Arizona, and California for a total purchase price of $60,000. This purchase agreement has two segments, the first of which provided for the purchase of assets totaling $20,500. Simultaneously, and as part of the master agreement, the Company entered into an agreement with Martin Media (related party) to sell them those assets located in their geographical area, primarily the Las Vegas and Colorado River markets, for $11,273. The Company's net acquisition price under the first segment of the agreement was $9,227.

     The second segment of the agreement provides an option for the Company to purchase additional assets for $39,500. As part of this transaction, the Company has also provided Martin Media with an option to purchase the assets located in the Las Vegas and Colorado River markets for $3,077. The Company's net acquisition price for assets to be received under the second segment of the agreement was $36,423.

     Upon execution of the option agreement, the Company deposited $6,000 in good faith with the seller. Similarly, Martin Media deposited $464 with the Company resulting in a net deposit of $5,536. The option agreement expired on October 1, 1998.

     The Company contracts with M.W. Sign Company, a company wholly-owned by related shareholders, to provide the Company with management services at 4% of gross revenue. Management fees of $1,841 were paid to M.W. Sign Company during the seven months ended July 31, 1998 and are included in other operating expenses.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors
Martin & MacFarlane, Inc.:


	We have audited the accompanying balance sheets of Martin & MacFarlane, Inc., (a California corporation), as of December 31, 1997 and 1996, and the related statements of income, retained earnings and cash flows for each of the two years in the period ended December 31, 1997 and six months in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Martin & MacFarlane, Inc. as of December 31, 1997 and 1996 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1997 and six months in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

                                                       /S/ ARTHUR ANDERSEN LLP
                                                           ARTHUR ANDERSEN LLP

Bakersfield, California
February 13, 1998

                           MARTIN & MACFARLANE, INC.
                                BALANCE SHEETS
                          DECEMBER 31, 1997 AND 1996

                                   ASSETS

                                                                       1997          1996
                                                                    -----------   -----------
Current Assets
Cash and equivalents............................................... $   138,294  $    10,519
  Trade accounts receivable, less allowance for doubtful
   accounts of $96,051 and $100,000 at December 31, 1997 and 1996..   2,973,646    1,836,944
  Current maturity of note receivable..............................       6,856        6,206
  Other receivables................................................      78,723      331,419
  Inventories......................................................   1,764,872    1,104,190
  Prepaid expenses.................................................     928,416      565,971
  Current deferred income taxes....................................       1,441        1,500
                                                                    -----------  -----------
                                                                      5,892,248    3,856,749
                                                                    -----------  -----------
Note Receivable....................................................      24,381       31,083
Property and Equipment, net of accumulated depreciation............  23,527,457   20,187,460
Intangible Assets, net of accumulated amortization.................  11,053,092    3,007,566
Other Assets
  Deposits.........................................................      24,197       22,047
  Deposit on Purchase Option.......................................   5,536,200           --
                                                                    -----------  -----------
                                                                      5,560,397       22,047
                                                                    -----------  -----------
                                                                    $46,057,575  $27,104,905
                                                                    ===========  ===========

                        LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Bank overdraft..................................................  $   166,083  $   523,360
  Current maturities of long-term debt............................      690,718    7,460,727
  Note payable, bank..............................................           --      800,000
  Accounts payable................................................      543,648      465,372
  Accrued expenses................................................      391,069      444,798
  Distributions payable...........................................       61,832       61,658
  Unearned income.................................................      506,348       84,530
  Income taxes payable............................................        6,408       33,205
                                                                    -----------  -----------
                                                                      2,366,106    9,873,650
                                                                    -----------  -----------
Long-Term Debt, less current maturities...........................   36,041,494    6,835,699
                                                                    -----------  -----------
Deferred Income Taxes.............................................      102,375      111,008
                                                                    -----------  -----------
Commitments (Note 13)
Stockholders' Equity
  Common stock, no par or stated value, authorized 150,000
     shares, issued and outstanding 82,443 shares, stated at          1,113,070    1,113,070
  Retained earnings..............................................     6,434,530    9,171,478
                                                                    -----------  -----------
                                                                      7,547,600   10,284,548
                                                                    -----------  -----------
                                                                    $46,057,575  $27,104,905
                                                                    ===========  ===========

        The accompanying notes are an integral part of these balance sheets.

                           MARTIN & MACFARLANE, INC.

                            STATEMENTS OF INCOME
                   YEARS ENDED DECEMBER 31, 1997 AND 1996
                AND SIX MONTH PERIOD ENDED DECEMBER 31, 1995

                                                            1997          1996          1995
                                                         -----------   -----------   ----------
Revenues...............................................  $22,535,117   $16,994,368   $8,311,295
Cost of sales..........................................    2,476,991     2,155,013    1,065,709
                                                         -----------   -----------   ----------
          Gross profit.................................   20,058,126    14,839,355    7,245,586
Managers' controlled operating expenses................   11,318,791     9,534,848    4,982,152
                                                         -----------   -----------   ----------
          Income from managers' operations.............    8,739,335     5,304,507    2,263,434
                                                         -----------   -----------   ----------
Other operating expenses
  Depreciation and amortization expense................    2,902,472     1,316,520      575,291
  Management fees......................................    2,210,351       472,931           --
  Refinance and acquisitions...........................      884,083        85,175           --
                                                         -----------   -----------   ----------
                                                           5,996,906     1,874,626      575,291
                                                         -----------   -----------   ----------
          Operating income.............................    2,742,429     3,429,881    1,688,143
                                                         -----------   -----------   ----------
Other income (expense)
  Interest income......................................       15,302         9,773           --
  Interest expense.....................................   (2,537,908)   (1,115,772)    (552,412)
  Other income.........................................      414,138       117,025      125,286
  Loss on disposition of assets........................     (207,372)     (136,875)      (1,744)
                                                         -----------   -----------   ----------
                                                          (2,315,840)   (1,125,849)    (428,870)
                                                         -----------   -----------   ----------
Income before income taxes.............................      426,589     2,304,032    1,259,273
Income tax (expense) benefit...........................      (23,458)      (57,653)   2,972,317
                                                         -----------   -----------   ----------
          Net income...................................  $   403,131   $ 2,246,379   $4,231,590
                                                         ===========   ===========   ==========

        The accompanying notes are an integral part of these statements.

                           MARTIN & MACFARLANE, INC.

                        STATEMENTS OF RETAINED EARNINGS
                   YEARS ENDED DECEMBER 31, 1997 AND 1996
                AND SIX MONTH PERIOD ENDED DECEMBER 31, 1995


                                                            1997          1996          1995
                                                         -----------   -----------   ----------
Balance, beginning of period...........................  $ 9,171,478   $ 8,526,046   $4,418,120
  Net income...........................................      403,131     2,246,379    4,231,590
  Dividends............................................   (3,140,079)   (1,600,947)    (123,664)
                                                         -----------   -----------   ----------
Balance, end of period.................................  $ 6,434,530   $ 9,171,478   $8,526,046
                                                         ===========   ===========   ==========

        The accompanying notes are an integral part of these statements.

                          MARTIN & MACFARLANE, INC.

                          STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997 AND 1996
               AND SIX MONTH PERIOD ENDED DECEMBER 31, 1995

                                                           1997          1996          1995
                                                       ------------   -----------   -----------
Cash flows from operating activities:
  Net income.........................................  $    403,131   $ 2,246,379   $ 4,231,590
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization...................     2,902,472     1,316,520       575,291
     Loss on disposition of assets...................       207,372       136,875         1,744
  Changes in operating assets and liabilities
     (exclusive of acquisitions):
     (Increase) decrease in accounts receivable......    (1,136,702)     (410,142)      119,579
     (Increase) decrease in other receivables........       252,697      (312,755)       59,985
     Increase in inventory...........................      (660,682)     (220,401)     (115,754)
     (Increase) decrease in prepaid expenses.........      (362,445)     (135,739)      200,316
     Decrease in deferred income tax asset...........            59            --            --
     (Increase) decrease in other
       assets -- deposits............................        (2,150)       (5,000)        3,124
     Increase (decrease) in bank overdraft...........      (357,277)      523,360            --
     Increase (decrease) in accounts payable.........        78,276       (60,260)     (126,935)
     Increase (decrease) in accrued expenses.........       (53,555)      169,057        (8,073)
     Increase (decrease) in unearned income..........       421,818         1,185       (73,536)
     Increase (decrease) in income taxes payable.....       (26,797)        9,835      (868,116)
     Increase (decrease) in deferred income taxes....        (8,633)        7,826    (2,961,731)
                                                       ------------   -----------   -----------
          Net cash provided by operating
            activities...............................     1,657,584     3,266,740     1,037,484
                                                       ------------   -----------   -----------
Cash flows from investing activities:
  Increase in purchase option deposit................    (5,536,200)           --            --
  Proceeds from certificates of deposit..............            --            --       200,000
  Proceeds from sale of investments..................            --        11,859            --
  Proceeds from sale of property and equipment.......       107,400       217,320        14,082
  Cash paid for acquisitions.........................   (10,723,930)   (5,849,000)     (240,000)
  Capital expenditures...............................    (2,646,168)     (748,741)     (201,925)
  Issuance of notes receivable.......................            --       (38,901)      (50,000)
  Principal payments on notes receivable.............         6,052         1,612            --
  Principal payments on notes receivable,
     shareholder.....................................            --        50,000            --
                                                       ------------   -----------   -----------
          Net cash used in investing activities......   (18,792,846)   (6,355,851)     (277,843)
                                                       ------------   -----------   -----------
Cash flows from financing activities:
  Proceeds from notes payable........................    21,459,216     5,500,000       809,400
  Net (payments) borrowings on line of credit........      (950,000)      800,000       (50,000)
  Principal payments on notes payable................      (106,100)   (1,975,159)   (1,677,500)
  Distributions to shareholders......................    (3,140,079)   (1,600,947)     (123,664)
                                                       ------------   -----------   -----------
          Net cash provided by (used in) financing
            activities...............................    17,263,037     2,723,894    (1,041,764)
                                                       ------------   -----------   -----------
Net increase (decrease) in cash and cash
  equivalents........................................       127,775      (365,217)     (282,123)
Cash and cash equivalents at beginning of year.......        10,519       375,736       657,859
                                                       ------------   -----------   -----------
Cash and cash equivalents at end of year.............  $    138,294   $    10,519   $   375,736
                                                       ============   ===========   ===========

Supplemental disclosures of cash flow information:
  Interest paid......................................  $  2,634,036   $ 1,093,501   $   563,494
                                                       ============   ===========   ===========
  Payment of income taxes............................  $     50,255   $    47,818   $   857,530
                                                       ============   ===========   ===========

Supplemental disclosures of non cash financing activities:

	During the year ended December 31, 1997 long term debt in the amount of $18,245,035 was refinanced.

        During the year ended December 31, 1996, long-term debt in the amount of $783,285 was incurred to purchase property and equipment and intangible assets.

        The accompanying notes are an integral part of these statements.

                           MARTIN & MACFARLANE, INC.

                        NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

  Nature of business

        Martin & MacFarlane, Inc. (the Company) was incorporated December 2, 1971. The Company owns, leases, and manages billboards on a contractual basis nationwide for the purpose of providing outdoor advertising services. The Company also owns and operates a small winery located in Paso Robles, California. The Company extends short-term credit in the form of accounts receivable to businesses and advertisers doing business in the above noted areas.

  Significant accounting policies

BASIS OF ACCOUNTING

	The financial statements are prepared on an accrual basis, which recognizes income when earned and expenses when incurred.

CHANGE IN ACCOUNTING PERIOD

        Pursuant to the adoption by the Company of S Corporation status for income tax purposes, the Company changed from a fiscal year end to a calendar year end for the period ending December 31, 1995, as required by the Internal Revenue Service, to coincide with shareholders' tax year end. Therefore, the reporting periods for the financial statements cover the years ended December 31, 1997 and 1996 and six month period ended December 31, 1995.

USE OF ESTIMATES

	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

        The Company considers cash and cash equivalents to be all highly liquid investments purchased with a maturity of three months or less. Throughout the year, the Company may have amounts in banks in excess of federally insured limits and as of December 31, 1997, the Company held funds in one financial institution in excess of federally insured limits in the amount of $115,360.

INVENTORY

	Inventory is valued at the lower of cost or market. Valuation is determined using the first-in, first-out method.

PROPERTY AND EQUIPMENT

	Property and equipment are stated at cost and depreciated over estimated useful lives on a straight-line or accelerated basis. Repairs and maintenance and small equipment purchases are expensed as incurred. Expenditures which significantly increase asset values or extend useful lives are capitalized. Estimated useful lives in years are as follows:

                                                              YEARS
                                                              -----
Buildings and improvements..................................  15-31
Posters.....................................................   7-25
Bulletins...................................................   7-25
Shop equipment..............................................   3-10
Office furniture and equipment..............................   5-10
Autos and trucks............................................    3-7
Irrigation equipment........................................   7-30
Vineyards...................................................  10-25

INTANGIBLE ASSETS

	Goodwill is amortized using the straight-line method over primarily five year periods.

	Covenants not to compete are amortized using the straight-line method over the contractual period specified, which ranges from five to ten years.

	Advertising rights, permits and licenses, and lease rights are amortized using the straight-line method over five years.

INCOME TAXES

        Effective July 1, 1995, the Company's shareholders elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under such election, the shareholders of an "S" Corporation are taxed individually on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income tax has been included in these financial statements. State income taxes are provided based on statutory rates. State income taxes currently payable and deferred relate primarily to temporary differences from the use of accelerated methods of depreciation and the direct write-off method of accounting for bad debts.

PROFIT SHARING PLAN

        The Company adopted a profit sharing plan which is a qualified pension trust under Section 401(k) of the Internal Revenue Code. All full time employees with twelve months of service who are 19 year old or older are eligible to participate. Each employee may voluntarily contribute up to the lesser of 15% of their pay or $9,500. The Company has made no matching contributions to the plan.

FAIR VALUE OF FINANCIAL INSTRUMENTS

	The carrying amount of the long-term debt approximates fair value.

RECLASSIFICATIONS

	Certain prior year amounts have been reclassified to conform with the current year presentation.

2. ACQUISITIONS

        During 1997, the Company purchased substantially all of the assets and assumed certain liabilities of three outdoor advertising companies; during 1996, the Company purchased substantially all of the assets and assumed certain liabilities of four outdoor advertising companies. Concurrently with one of the 1996 acquisitions, the Company exchanged the assets acquired and liabilities assumed for similar assets and liabilities of another outdoor advertising company to enable the Company to expand its existing market share in that locality. The exchange was recorded at the fair market value of the assets acquired. Funds used to make the acquisitions were provided through the Company's credit facility. The majority of the intangible assets acquired are being amortized over a five year period. See Note 13 for acquisitions included above, which also includes a related party.

	The acquisitions were accounted for using the purchase method of accounting and the purchase price was allocated to the various tangible and intangible assets acquired. Accordingly, the results of operations for the various acquisitions have been included in the results of the Company from the respective effective dates.

	A summary of the cash consideration and allocation of the purchase price as of the acquisition dates are as follows:

                                                                 1997        1996
                                                           -----------  ----------
Fair value of tangible assets acquired..................   $ 2,756,703  $3,302,000
Fair value of intangible assets acquired................     9,199,897   2,597,000
Liabilities assumed.....................................    (1,232,670)    (50,000)
                                                           -----------   ---------
Cash paid...............................................   $10,723,930  $5,849,000
                                                           =========== ===========

3. NOTE RECEIVABLE

                                                               1997      1996
                                                              -------   -------
Ferguson Henderson Investments, 10%, secured by real
  property, payable $806 monthly, due November 10, 2001.....  $31,237   $37,289
Less current maturity.......................................    6,856     6,206
                                                              -------   -------
                                                              $24,381   $31,083
                                                              =======   =======

4. INVENTORIES

	Inventories are as follows at December 31, 1997 and 1996:

                                                                 1997         1996
                                                              ----------   ----------
Raw material................................................  $  244,328   $  139,309
Winery:
  Materials and grape production costs......................     198,033      138,266
  In process................................................     746,996      494,817
  Finished goods............................................     529,953      299,240
  Tasting room, miscellaneous and resale....................      45,562       32,558
                                                              ----------   ----------
                                                              $1,764,872   $1,104,190
                                                              ==========   ==========

5. PREPAID EXPENSES

	Prepaid expenses consist of the following at December 31, 1997 and 1996:

                                                                1997       1996
                                                              --------   --------
Leases......................................................  $798,887   $505,539
Insurance...................................................    15,256     13,258
Miscellaneous...............................................   114,273     47,174
                                                              --------   --------
                                                              $928,416   $565,971
                                                              ========   ========

6. PROPERTY AND EQUIPMENT

	Major classes of property and equipment and accumulated depreciation are as follows at December 31, 1997 and 1996:


                                                                1997          1996
                                                             -----------  -----------
Outdoor Advertising
  Buildings and improvements...............................  $   870,719  $   593,537
  Posters..................................................    8,072,315    7,510,907
  Bulletins................................................   18,486,149   15,656,034
  Shop equipment...........................................      458,691      329,493
  Office furniture and equipment...........................      224,069      211,215
  Autos and trucks.........................................    1,414,986    1,268,485
  Land.....................................................      838,807      571,107
  Construction in process, boards..........................      363,913      178,736
                                                             -----------  -----------
                                                              30,729,649   26,319,514
  Less accumulated depreciation............................    9,497,838    8,334,374
                                                             -----------  -----------
                                                              21,231,811   17,985,140
                                                             -----------  -----------
Winery
  Buildings and improvements...............................  $   864,672  $   844,850
  Irrigation and wells.....................................       45,752       45,752
  Vineyards................................................      316,981      278,219
  Landscaping..............................................       26,194       26,194
  Auto.....................................................       23,800       19,500
  Vineyard equipment.......................................      129,356      125,502
  Winery equipment.........................................      859,375      707,482
  Office furniture and equipment...........................       50,349       40,749
  Land.....................................................      376,133      376,133
                                                             -----------  -----------
                                                               2,692,612    2,464,381
  Less accumulated depreciation............................      992,798      873,402
                                                             -----------  -----------
                                                               1,699,814    1,590,979
                                                             -----------  -----------
Corporate
  Buildings and improvements...............................  $   699,474  $   689,293
  Office furniture and equipment...........................       18,647       18,647
  Land.....................................................       41,448       42,783
                                                             -----------  -----------
                                                                 759,569      750,723
  Less accumulated depreciation............................      163,737      139,382
                                                             -----------  -----------
                                                                 595,832      611,341
                                                             -----------  -----------
                                                             $23,527,457  $20,187,460
                                                             ===========  ===========

	Depreciation expense for the years ended December 31, 1997 and 1996 and the six months ended December 31, 1995 was $1,468,013, $1,086,108, and $522,293,
respectively.

7. INTANGIBLE ASSETS

	Intangible assets and accumulated amortization are as follows at December 31, 1997 and 1996:

                                                                 1997          1996
                                                              -----------  ----------
Loans fees..................................................  $   278,750  $       --
Goodwill....................................................    5,339,883     438,965
Covenants not to compete....................................      353,079     203,079
Advertising rights..........................................    1,553,639     708,100
Permits and licenses........................................    2,365,719     377,567
Lease rights................................................    3,193,624   1,877,001
                                                              -----------  ----------
                                                               13,084,694   3,604,712
Less accumulated amortization...............................    2,031,602     597,146
                                                              -----------  ----------
                                                              $11,053,092  $3,007,566
                                                              ===========  ==========

	Amortization expense for the years ended December 31, 1997 and 1996 and the six months ended December 31, 1995 was $1,434,459, $230,412, and $52,998,
respectively.

8. LONG-TERM DEBT

        Long-term debt consists of the following at December 31, 1997 and 1996:

                                                               1997           1996
                                                            -----------   -----------
Canadian Imperial Bank of Commerce, as administrative
  agent for lenders under the Credit Agreement dated July
  31, 1997, Term A loan, interest at LIBOR plus 2.75%,
  collateralized by accounts receivable, inventory, sign
  structures, and intangible assets, payable quarterly,
  due June 2004**.........................................  $30,000,000   $        --
Canadian Imperial Bank of Commerce, as administrative
  agent for lenders under the Credit Agreement dated July
  31, 1997, Revolving Line of Credit, interest ranging
  from prime plus 2% or LIBOR plus 2.75%, collateralized
  by accounts receivable, inventory, sign structures, and
  intangible assets, payable quarterly, due June 2004**...    3,400,000            --
Canadian Imperial Bank of Commerce, as administrative
  agent for lenders under the Credit Agreement dated July
  31, 1997, Swing Loan, interest ranging from prime plus
  2% or LIBOR plus 2.75%, collateralized by accounts
  receivable, inventory, sign structures, and intangible
  assets, payable at termination date, due June 2004**....    1,455,565            --
Palmer Outdoor Advertising, Inc., 10.5%, collateralized by
  sign structures, equipment, and inventory, payable
  $10,266 monthly including interest, due January 2002....      406,349            --
Anthony E. and Laverne L. Brum, 7%, collateralized by deed
  of trust, payable $1,742 monthly including interest, due
  August 2004.............................................      111,067            --
American Commercial Bank, 8%, collateralized by vehicle,
  payable $394 monthly including interest, due March
  2001....................................................       13,443            --
American Commercial Bank, 8%, collateralized by vehicle,
  payable $474 monthly including interest, due March
  2001....................................................       16,176            --
William H. and Jannette L. Kunz, 12.25%, uncollateralized,
  payable $6,631 monthly including interest, due May
  2010....................................................      505,043            --
LarMark, Inc., non-interest bearing, unsecured, due
  January 1998............................................      425,000            --
Virgil and Ruth Rose, 7%, collateralized by deed of trust,
  payable $931 monthly including interest, due February
  2026....................................................      137,315       138,822
Paragon Outdoor Advertising, non-interest bearing,
  uncollateralized, payable $608 monthly, due July 2001...       26,157        33,456
Gaechter Outdoor Advertising, non-interest bearing,
  uncollateralized, payable in decreasing annual
  installments ranging from $28,000 to $21,600, due August
  2001....................................................       96,000       124,000
Ken Lyons and Michael Burkett, non-interest bearing,
  uncollateralized, payable $710 monthly, due May 2001....       29,097        37,613
Pesenti Winery, noninterest bearing, collateralized by
  sign structure, payable $1,500 per year, due December
  2003....................................................        9,000        10,500
Advanced Outdoor, noninterest bearing, collateralized by
  sign structures, payable $9,500 per month, due December
  1998....................................................      102,000       214,000
Antelope Valley Bank, 8.5%, collateralized by vehicle,
  payable $466 monthly including interest, payable August
  2001....................................................           --        21,471
Don Enger and Clayton Enger, 8.5%, collateralized by deed
  of trust, payable $256 monthly including interest, due
  July 2001...............................................           --        11,648
Massachusetts Mutual Life Insurance Co., 11.05%,
  unsecured, payable $500,000 per year beginning November
  11, 1994, interest payable quarterly, due November
  1999....................................................           --     1,500,000
Massachusetts Mutual Life Insurance Co., 10.9%, unsecured,
  payable $687,500 per year, interest payable quarterly,
  due August 1999.........................................           --     2,062,500
Massachusetts Mutual Life Insurance Company, 11.55%,
  unsecured, payable $500,000 per year beginning June 1,
  1996, interest payable quarterly, due June 2002.........           --     3,000,000
Bank of Santa Maria, interest at prime plus 2.5%,
  collateralized by deed of trust, payable $1,188 per
  month including interest, due May 2002..................           --       119,695
Bank of Santa Maria, 9.5%, collateralized by vehicle,
  payable $1,168 per month including interest, due August
  1997....................................................           --         4,244
Alta and Fred Higginbotham, 8%, collateralized by deed of
  trust, payable $150 per month, due January 2000.........           --         6,771
Estates Trust, Inc., 9%, collateralized by deed of trust
  and personally guaranteed by E. Thomas Martin, payable
  $862 per month including interest, due October 2009.....           --        78,578
Barbara Lehmann, 10%, collateralized by deed of trust,
  interest payable monthly, due March 1998................           --        20,000
Christine and Alice Henderson, 9%, collateralized by deed
  of trust, payable $805 per month including interest, due
  April 2011..............................................           --        96,034
Central Coast Federal Land Bank, 7.5%, collateralized by
  winery deed of trust, products and crops inventory and
  accounts receivable, payable $7,126 per month including
  interest, due November 2015.............................           --       797,081
Central Coast Production Credit Association, 9.75%,
  collateralized by winery accounts receivable and
  inventory, interest payable quarterly, due January
  1999....................................................           --       150,000
Canadian Imperial Bank of Commerce, interest at LIBOR plus
  2.5%, collateralized by the Amarillo Division's accounts
  receivable, inventory, sign structures and intangible
  assets and personally guaranteed by E. Thomas Martin and
  David Weyrich, interest payable monthly, due May
  1997**..................................................           --     5,500,000
Central Coast Production Credit Association, interest at
  prime plus 1.5%, collateralized by winery equipment,
  payable $5,590 monthly including interest, due August
  2000....................................................           --       198,165
Homer Hensley and Rick Hensley, 8.5%, collateralized by
  deed of trust, payable $1,231 monthly including
  interest, due January 2001..............................           --        50,813
Paragon Outdoor Advertising, 8%, collateralized by sign
  structures, payable $2,636 monthly including interest,
  due July 2001...........................................           --       121,035
                                                            -----------   -----------
                                                             36,732,212    14,296,426
Less current maturities...................................      690,718     7,460,727
                                                            -----------   -----------
                                                            $36,041,494   $ 6,835,699
                                                            ===========   ===========

	Aggregate maturities of long-term debt at December 31, 1997 are as follows:



                        YEARS ENDING
                        DECEMBER 31,
                        ------------
1998........................................................   $   690,718
1999........................................................     5,676,502
2000........................................................     6,189,260
2001........................................................     6,937,451
2002........................................................    10,084,059
Thereafter..................................................     7,154,222
                                                               -----------
                                                               $36,732,212
                                                               ===========


** Loan has varying interest rates based on Company performance and indexes found in the Credit Agreement dated July 31, 1997. At December 31, 1997 the effective interest rates ranged from 7.1875% to 8.5%.

        The Company has entered into an interest rate cap primarily to protect against rising interest exposure of its floating rate long-term debt. The difference to be paid or received on the cap is included in interest expense as payments are made or received. At December 31, 1997, the Company had outstanding interest rate cap agreements with two commercial banks having a total notional principal amount of $50,000,000. This agreement effectively changes the Company's interest exposure on $50,000,000 of floating rate debt to a fixed 6.5% with a floor of 5.5%. The interest rate cap agreement matures September 18, 2000.

        During 1997, the Company sold an interest rate floor for a gain of $220,000. This gain is included in other income.

        The counterparties to the Company's derivative financial instrument contract are substantial and creditworthy commercial banks which are recognized market makers. Neither the risks of counterparty nonperformance nor the economic consequence of counterparty nonperformance associated with these contracts were considered by the Company to be material.

	Interest expense consists of interest on notes payable, management fees and the cost associated with the purchase of the interest rate cap instrument.

	Prime rate was 8.5% and 8.25% at December 31, 1997 and 1996, respectively.

	LIBOR rate was 5.938% and 5.625% at December 31, 1997 and 1996, respectively.

9. NOTE PAYABLE, BANK

	Note payable, bank is as follows at December 31, 1997 and 1996:

                                                                1997       1996
                                                              --------   --------
Heritage Oaks Bank, interest at prime plus .5%,
  uncollateralized, interest payable monthly, due May
  1997......................................................  $     --   $800,000
                                                              ========   ========

	Prime rate was 8.25% at December 31, 1996.

10. DISTRIBUTIONS

	In January, May, August, and October 1997 and January, May, August, and October 1996 and in July and October 1995, the Company declared a $.75 per share cash distribution for 82,443 shares outstanding. At December 31, 1997 and 1996, $61,832 and $61,658 were payable January 1, 1998 and 1997, respectively. Subsequent to conversion of the Company to an S-corporation, effective July 1, 1995, the Company began making distributions equal to approximately 49% of estimated taxable income to its shareholders to cover their tax liabilities. Distributions during the year ended December 31, 1997, amounted to $3,140,079, including a $2,000,000 special distribution occurring as a result of an acquisition. Distributions during the year ended December 31, 1996, related to 1995 and 1996 taxable income, amounted to $1,353,618.

11. DEFERRED INCOME TAXES

	For state tax purposes, the applicable states do recognize "S" Corporation status; however, they still impose a tax at the corporate level, generally at a rate significantly lower than the regular corporate rate. Deferred tax assets and liabilities relate to temporary differences associated with state income taxes.

	Income tax expense (benefit) for the years ended December 31, 1997 and 1996 and six months ended December 31, 1995 consisted of the following:

                                                        1997      1996        1995
                                                       -------   -------  -----------
Current..............................................  $23,458   $49,827  $    24,170
Deferred.............................................       --     7,826   (2,996,487)
                                                       -------   -------  -----------
Income tax expense (benefit).........................  $23,458   $57,653  $(2,972,317)
                                                       =======   =======  ===========

	Components of deferred income tax balances at December 31, 1997 and 1996 consisted of:

                                                       1997       1996
                                                      --------  -------
Current deferred tax assets.......................... $  1,441  $  1,500
                                                      ========  ========
Long-term deferred tax liabilities................... $102,375  $111,008
                                                      ========  ========

	Deferred income taxes arise primarily from temporary differences due to use of accelerated depreciation methods for income tax purposes and the straight-line method and the use of the allowance method of accounts receivable for financial reporting purposes.

12. RELATED PARTY TRANSACTIONS

        Through February 1, 1996 the Company provided management services to Martin Media, a company having common shareholders/partners, at a rate approximating 3% of Martin Media's gross revenue. Management fees of $78,263 were received by the Company from Martin Media during the year ended December 31, 1996.

        Subsequent to December 31, 1995, and effective February 1, 1996, the Company divested itself of all management and administrative employees and contracted with M.W. Sign Company, a company wholly owned by E. Thomas Martin and David Weyrich, to provide the Company with management services at 3% of gross revenue. As of January 1, 1997, management fees increased to 4% of gross revenue. Management fees of $895,281 and $472,931 were paid to M.W. Sign Company during the years ended December 31, 1997 and 1996, respectively.

13. COMMITMENTS

  Leases:

        The Company leases land in connection with its outdoor advertising posters and panels as well as for office and yard space. The Company also leases office and shop buildings which are located in different geographic areas within the various divisions. A portion of these are long-term leases.

	Lease expense for the years ended December 31, 1997 and 1996 and six months ended December 31, 1995 was $4,748,420, $2,333,218 and $1,064,875,
respectively.

	Future minimum lease payments under noncancellable leases at December 31, 1997 are as follows:

                                                                 POSTERS,
YEARS ENDING DECEMBER 31,                           BUILDINGS   BULLETINS     TOTAL
-------------------------                           ---------   ----------  ---------
1998..............................................  $ 19,533    $  162,400  $ 181,933
1999..............................................    19,944       162,400    182,344
2000..............................................    19,944       162,400    182,344
2001..............................................    21,285       162,400    183,685
2002..............................................    21,732       162,400    184,132
Thereafter........................................    48,897       454,400    503,297
                                                    --------    ----------  ---------
                                                    $151,335    $1,266,400 $1,417,735
                                                    ========    ========== ==========

        On August 1, 1995, the Company entered into a lease with Outdoor Systems Company of Kansas City. Under the terms of the lease Outdoor Systems leased 87 outdoor advertising structures from the Company for $12,500 per month. The agreement terminated December 31, 1997.

  Acquisition, purchase and sales options

        On July 31, 1997, the Company entered into an agreement with another company to acquire certain assets, including sign structures, equipment, and related intangibles located in Nevada, Arizona, and California for a total purchase price of $60,000,000. This purchase agreement has two segments, the first of which provided for the purchase of assets totaling $20,500,000. Simultaneously, and as part of the master agreement, the Company entered into an agreement with Martin Media (related party) to sell them those assets located in their geographical service area, primarily the Las Vegas and Colorado River markets, for $11,273,400. The Company's net acquisition price under the first segment of the agreement was $9,226,600.

        The second segment of the agreement provides an option for the Company to purchase additional assets for $39,500,000. As part of this transaction, the Company has also provided Martin Media with an option to purchase the assets located in the Las Vegas and Colorado River markets for $3,077,000. The Company's net acquisition price for assets to be received under the second segment of the agreement will be $36,423,000.

        Upon execution of the option agreement, the Company deposited $6,000,000 in good faith with the seller. Similarly, Martin Media deposited $463,800 with the Company resulting in a net deposit of $5,536,200. The option agreement expires October 1, 1998. Should the Company not exercise the option, the seller holds an option agreement whereby it can repurchase the assets originally sold to the Company and assets owned by the Company in and around the Bakersfield area.

        As part of the option agreement, the Company will manage those assets covered by the option agreement. The payment for the use of these assets through the option period will approximate $285,000 per month. Revenue earned through the managed assets is subject to the 4% management fee paid to M.W. Sign, Inc.

  Credit facility

        On July 31, 1997, the Company entered into an agreement with Canadian Imperial Bank of Commerce, as administrative agent for Lenders under the credit agreement dated July 31, 1997. Under the terms of this agreement, the Term B Loan is available to fund future acquisitions in the amount of $20,000,000. As of December 31, 1997, the Company's outstanding obligation was $-0-.

14. SUBSEQUENT EVENTS

        Subsequent to December 31, 1997, the Company acquired substantially all of the assets and assumed certain liabilities of one outdoor advertising company at an aggregate purchase price of $12,500,000. Funds used to make the purchase were provided through the Company's existing credit facility.

                        INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Martin & MacFarlane, Inc.
Paso Robles, California


	We have audited the accompanying balance sheet of Martin & MacFarlane, Inc. as of June 30, 1995 and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of Martin & MacFarlane, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

	We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

	In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Martin & MacFarlane, Inc. as of June 30, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                                BARBICH LONGCRIER HOOPER & KING
                                                ACCOUNTANCY CORPORATION

                                                By:   /s/ GEOFFREY B. KING, CPA

                                                          Geoffrey B. King, CPA

Bakersfield, California
August 25, 1995

                          MARTIN & MACFARLANE, INC.

                                BALANCE SHEET
                                JUNE 30, 1995

                                   ASSETS


                                                                 1995
                                                              -----------
Current Assets
  Cash and equivalents (Note 7).............................  $   351,705
  Restricted cash (Note 6)..................................      306,154
  Certificates of deposit...................................      200,000
  Investments...............................................        8,400
  Trade accounts receivable, less allowance for doubtful
     accounts of $100,000...................................    1,546,381
  Other receivables.........................................       78,649
  Inventories (Note 2)......................................      768,035
  Prepaid expenses (Note 3).................................      630,548
  Current deferred income taxes (Note 10)...................      145,554
                                                              -----------
                                                                4,035,426
                                                              -----------
Property and Equipment, net of accumulated depreciation
  (Notes 4, 7 and 8)........................................   16,872,469
                                                              -----------
Intangible Assets, net of accumulated amortization (Note5)..      764,898
                                                              -----------
Other Assets................................................       20,171
                                                              -----------
                                                              $21,692,964
                                                              ===========

                        LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Current maturities of long-term debt (Note 7).............  $ 1,848,465
  Note payable, bank (Note 8)...............................      200,000
  Accounts payable..........................................      652,567
  Accrued expenses..........................................      319,021
  Dividends payable (Note 9)................................       26,451
  Unearned income...........................................      156,881
  Income taxes payable (Note 10)............................      891,486
                                                              -----------
                                                                4,094,871
                                                              -----------
Long-Term Debt, less current maturities (Note 7)............    8,857,936
                                                              -----------
Long-Term Deferred Income Taxes (Note 10)...................    3,208,967
                                                              -----------
Commitments (Note 13)
Stockholders' Equity
  Common stock, no par or stated value, authorized 150,000
     shares, issued and outstanding 82,443 shares (Note 9)..    1,113,070
  Retained earnings.........................................    4,418,120
                                                              -----------
                                                                5,531,190
                                                              -----------
                                                              $21,692,964
                                                              ===========

        The accompanying notes are an integral part of this balance sheet.

                           MARTIN & MACFARLANE, INC.

                             STATEMENT OF INCOME
                           YEAR ENDED JUNE 30, 1995



                                                                 1995
                                                              -----------
Income......................................................  $16,168,763
Cost of sales...............................................    2,045,552
                                                              -----------
          Gross profit......................................   14,123,211

Managers' controlled operating expenses.....................   10,070,408
                                                              -----------
          Income from managers' operations..................    4,052,803
                                                              -----------
Other operating expenses
  Depreciation and amortization expense.....................    1,100,305
                                                              -----------
          Operating income..................................    2,952,498
                                                              -----------
Other income (expense)
  Interest expense..........................................   (1,313,456)
  Other income..............................................      152,804
  Gain on disposition of assets.............................    2,405,522
  Employee separation expense...............................     (269,803)
                                                              -----------
Income before income taxes..................................    3,927,565
     Income tax expense (Note 10)...........................    1,519,542
                                                              -----------
          Net income........................................  $ 2,408,023
                                                              ===========

        The accompanying notes are an integral part of this statement.

                           MARTIN & MACFARLANE, INC.

                        STATEMENT OF RETAINED EARNINGS
                           YEAR ENDED JUNE 30, 1995



                                                                 1995
                                                              ----------
Balance, beginning of year..................................  $2,195,593
  Net income................................................   2,408,023
  Dividends (Note 9)........................................    (185,496)
                                                              ----------
Balance, end of year........................................  $4,418,120
                                                              ==========

        The accompanying notes are an integral part of this statement.

                           MARTIN & MACFARLANE, INC.

                           STATEMENT OF CASH FLOWS
                          YEAR ENDED JUNE 30, 1995

                                                                 1995
                                                              -----------
Cash flows from operating activities:
  Net income................................................  $ 2,408,023
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization..........................    1,100,305
     Gain on disposition of assets..........................   (2,405,522)
     Increase in deferred income taxes......................      469,749
  Changes in operating assets and liabilities:
     Increase in accounts receivable........................      (57,463)
     Increase in other receivables..........................      (66,187)
     Decrease in inventory..................................       11,117
     Decrease in prepaid expenses...........................       34,520
     Increase in other assets...............................       (9,065)
     Increase in accounts payable...........................        5,887
     Decrease in accrued liabilities........................     (176,570)
     Increase in unearned income............................       30,106
     Increase in income taxes payable.......................      820,732
                                                              -----------
          Net cash provided by operating activities.........    2,165,632
                                                              -----------
Cash flows from investing activities:
  Proceeds from sale of investments.........................        5,000
  Increase in certificates of deposit.......................     (200,000)
  Proceeds from sale of fixed assets........................    2,656,384
  Capital expenditures......................................     (736,258)
  Construction of capital improvements......................     (281,102)
  Principal payments on loans and notes receivable..........       32,000
  Purchase of intangible assets.............................     (310,001)
                                                              -----------
          Net cash provided by investing activities.........    1,166,023
                                                              -----------
Cash flows from financing activities:
  Proceeds from notes payable...............................    1,007,317
  Principal payments on notes payable.......................   (3,946,286)
  Dividends paid............................................     (185,496)
                                                              -----------
          Net cash used in financing activities.............   (3,124,465)
                                                              -----------
Net increase in cash and cash equivalents...................      207,190
Cash and cash equivalents at beginning of year..............      450,669
                                                              -----------
Cash and cash equivalents at end of year....................  $   657,859
                                                              ===========
Unrestricted cash...........................................  $   351,705
Restricted cash.............................................      306,154
                                                              -----------
                                                              $   657,859
                                                              ===========

Supplemental disclosures of cash flow information:
  Interest paid.............................................  $ 1,339,278
                                                              ===========
  Payment of income taxes...................................  $   229,061
                                                              ===========


	Schedule of noncash investing:

        The   Company   entered   into   an   exchange   agreement   with
        National Outdoor Media (3M) during the year ended June 30, 1995. In accordance with the terms of the exchange agreement, the Company traded boards in Kansas City, Missouri to 3M in exchange for posters and bulletins in Bakersfield, California and Kansas at a value of $1,033,850 and $2,614,150 cash.

        The accompanying notes are an integral part of this statement.

                           MARTIN & MACFARLANE, INC.

                        NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

  Nature of business

        Martin & MacFarlane, Inc. (the Company) was incorporated
December 2, 1971. The Company owns, leases, and manages billboards on a contractual basis nationwide for the purpose of providing outdoor advertising services. The Company also owns and operates a small winery located in Paso Robles, California. The Company extends credit in the form of accounts receivable to businesses and advertisers doing business in the above noted areas.

  Significant accounting policies

BASIS OF ACCOUNTING

	The financial statements are prepared on an accrual basis, which recognizes income when earned and expenses when incurred.

CASH AND CASH EQUIVALENTS

        The Company considers cash and cash equivalents to be all highly liquid debt instruments purchased with a maturity of three months or less. As of June 30, 1995, the Company held funds of $646,293 in one financial institution.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

	Bad debts are recognized under the allowance method of accounting which is based on an average of actual write-offs in past years.

INVESTMENTS

	Investments in marketable equity securities are carried at the lower of cost or market. Decline in market values below cost, which are temporary in nature, are not recognized as losses until the decline in value is deemed permanent or until the security is sold.

INVENTORY

	Inventory is valued at the lower of cost or market. Valuation is determined using the first-in, first- out method.

PROPERTY AND EQUIPMENT

	Property and equipment are stated at cost and depreciated over estimated useful lives on a straight-line or accelerated basis. Repairs and maintenance and small equipment purchases are expensed as incurred. Expenditures which significantly increase asset values or extend useful lives are capitalized. Estimated useful lives in years are as follows:

                                                              YEARS
                                                              -----
Buildings and improvements..................................  15-31
Posters.....................................................   7-25
Bulletins...................................................   7-25
Shop equipment..............................................   3-10
Office furniture and equipment..............................   5-10
Autos and trucks............................................    3-7
Irrigation equipment........................................   7-30
Vineyards...................................................  10-25


INTANGIBLE ASSETS

	Goodwill is recorded at cost and is amortized using the straight-line method over a forty year period.

	Covenants not to compete are recorded at cost and are amortized using the straight-line method over the contractual period specified, which ranges from five to ten years.

INCOME TAXES

        Effective July 1, 1993, as required by professional standards, the Company adopted Statement of Financial Accounting Standards No. 109,
Accounting for Income Taxes. Deferred income taxes are provided on timing differences between financial statement and taxable incomes. Timing differences arise primarily from the use of the accelerated methods of depreciation, the direct write-off method of accounting for bad debts, and the carryforward of net operating losses for income tax purposes. Determination of current or long-term status of the asset or liability is based upon when the particular timing difference reverses.

2. INVENTORIES

	Inventories are as follows at June 30, 1995:

                                                                1995
                                                              --------
Raw material................................................  $ 84,383
Winery:
  Materials and grape production costs......................   141,255
  In process................................................   162,669
  Finished goods............................................   359,060
  Tasting room, miscellaneous and resale....................    20,668
                                                              --------
                                                              $768,035
                                                              ========

3. PREPAID EXPENSES

	Prepaid expenses consist of the following at June 30, 1995:

                                                                1995
                                                              --------
Leases......................................................  $519,079
Insurance...................................................    36,600
Miscellaneous...............................................    74,869
                                                              --------
                                                              $630,548
                                                              ========

4. PROPERTY AND EQUIPMENT

	Major classes of property and equipment and accumulated depreciation are as follows at June 30, 1995:

                                                                 1995
                                                              -----------
Outdoor Advertising
  Buildings and improvements................................  $   500,731
  Posters...................................................    5,987,468
  Bulletins.................................................   13,850,302
  Shop equipment............................................      278,749
  Office furniture and equipment............................      191,692
  Autos and trucks..........................................    1,063,156
  Land......................................................      414,472
  Construction in process, boards...........................       69,038
                                                              -----------
                                                               22,355,608
  Less accumulated depreciation.............................    7,105,290
                                                              -----------
                                                               15,250,318
                                                              -----------
Winery
  Buildings and improvements................................      664,515
  Irrigation and wells......................................       45,752
  Vineyards.................................................      278,219
  Landscaping...............................................       26,194
  Auto......................................................       19,500
  Vineyard equipment........................................      119,142
  Winery equipment..........................................      320,720
  Office furniture and equipment............................       37,604
  Land......................................................      206,133
                                                              -----------
                                                                1,717,779
  Less accumulated depreciation.............................      755,093
                                                              -----------
                                                                  962,686
                                                              -----------
Corporate
  Buildings and improvements................................  $   654,970
  Office furniture and equipment............................      267,308
  Land......................................................       42,783
                                                              -----------
                                                                  965,061
  Less accumulated depreciation.............................      305,596
                                                              -----------
                                                                  659,465
                                                              -----------
                                                              $16,872,469
                                                              ===========

	Depreciation expense for the year ended June 30, 1995 was $1,021,709.

5. INTANGIBLES

	Intangible assets and accumulated amortization are as follows at June
30, 1995:

                                                                 1995
                                                              ----------
Goodwill....................................................  $  438,965
Covenants not to compete....................................      69,000
Advertising rights..........................................     136,100
Permits and licenses........................................     168,567
Lease rights................................................     335,001
                                                              ----------
                                                               1,147,633
Less accumulated amortization...............................     382,735
                                                              ----------
                                                              $  764,898
                                                              ==========

	Amortization expense for the year ended June 30, 1995 was $78,596.

6. RESTRICTED CASH

	Restricted cash at June 30, 1995 consisted of the following:

                                                                       1995
                                                                     --------
Cash, interest bearing account, holdback account, held for the mutual benefit of the Company and National Advertising Company,
  by Chicago Title & Trust Company, until released by joint order of the parties.  Cash is to be released within twelve months of the
  June 30, 1995 balance sheet date. Cash subsequently received
  July 7, 1995...................................................... $306,154
                                                                     ========

7. LONG-TERM DEBT

	Long-term debt consists of the following at June 30, 1995:

                                                                 1995
                                                              -----------
Federal Land Bank, 5.75% and 6.73%, at 1995 and 1994,
  collateralized by first trust deed, payable $3,510 per
  month including interest, due May 1, 2011.................  $   410,068
Massachusetts Mutual Life Insurance Co., 11.05%, unsecured,
  payable $500,000 per year beginning November 11, 1994,
  interest payable quarterly, due November 15, 1999.........    2,500,000
Massachusetts Mutual Life Insurance Co., 10.9%, unsecured,
  payable $687,500 per year beginning August 15, 1992,
  interest payable quarterly, due August 15, 1999...........    3,437,500
Massachusetts Mutual Life Insurance Company, 11.55%,
  unsecured, payable $500,000 per year beginning June 1,
  1995, interest payable quarterly, due June 1, 2002........    3,500,000
Boatmen's First National Bank, interest at prime plus 1.5%,
  collateralized by first deed of trust, payable $1,420 per
  month including interest, due July 8, 2002................       91,056
Citizens Bank of Paso Robles, interest at prime plus 2.5%,
  collateralized by first trust deed, payable $1,188 per
  month including interest, due May 13, 2002................      124,134
Sierra Outdoor, 8%, collateralized by bulletins, payable
  $940 per month including interest, due April 15, 1996.....        9,065
Citizens Bank of Paso Robles, interest at 9.5%,
  collateralized by vehicle, payable $555 per month
  including interest, due August 15, 1997...................       12,962
Citizens Bank of Paso Robles, interest at 9.5%,
  collateralized by vehicle, payable $613 per month
  including interest, due August 15, 1997...................       14,206
Alta and Fred Higginbotham, 8%, collateralized by deed of
  trust, payable $150 per month, due January 1, 2000........        8,544
Estates Trust, Inc., 9%, collateralized by deed of trust,
  payable $862 per month including interest, due October 1,
  2009......................................................       82,916
Barbara Lehmann, 10%, collateralized by deed of trust,
  interest payable monthly, due March 30, 1998..............       20,000
Christine and Alice Henderson, 9%, collateralized by deed of trust, payable $805 per month including interest, due
  April 8, 2011.............................................       97,450
Pesenti Winery, non-interest bearing, collateralized by sign structure, payable $1,500 per year, due December 15,
  2003......................................................       13,500
Advanced Outdoor, non-interest bearing, collateralized by
  sign structures, payable $8,500 per month, due December
  10, 1998..................................................      357,000
Advanced Outdoor, non-interest bearing, collateralized by
  sign structures, payable $1,000 per month, due October 1,
  1997......................................................       28,000
                                                              -----------
                                                               10,706,401
Less current maturities.....................................    1,848,465
                                                              -----------
                                                              $ 8,857,936
                                                              ===========

	Prime rate was 9% at June 30, 1995.

	Aggregate maturities of long-term debt at June 30, 1995 are as follows:

                        YEARS ENDING
                          JUNE 30,
                        ------------
1996........................................................   $ 1,848,465
1997........................................................     1,853,095
1998........................................................     1,850,465
1999........................................................     1,775,319
2000........................................................     1,728,146
Thereafter..................................................     1,650,911
                                                               -----------
                                                               $10,706,401
                                                               ===========

8. NOTE PAYABLE, BANK

	Note payable, bank is as follows at June 30, 1995:

                                                                   1995
                                                                 --------
Citizens Bank of Paso Robles, interest at 8.5%,
  collateralized by certificate of deposit, annually
  renewable on April 3, interest payable monthly, due April
  3, 1996...................................................     $200,000
                                                                 ========

	Prime rate was 9% at June 30, 1995.

9. DIVIDENDS PAYABLE

        In July 1994, October 1994 and January 1995, the Company declared a $.50 per share cash dividend, for 82,443 shares outstanding. In May 1995 the Company declared a $.75 per share dividend, for 82,443 shares outstanding. At June 30, 1995 $26,451 was payable July 1, 1995.

10. DEFERRED INCOME TAXES

	Income tax expense for the year ended June 30, 1995 is computed under SFAS 109 and consisted of the following:

                                                     FEDERAL      STATE       TOTAL
                                                    ----------   --------   ----------
Current...........................................  $  808,602   $241,191  $1,049,793
Deferred..........................................     657,023    100,162     757,185
Tax benefit of net operating loss carryforward....    (251,439)   (35,997)   (287,436)
                                                    ----------   --------   ----------
Income tax expenses...............................  $1,214,186   $305,356  $1,519,542
                                                    ==========   ========  ==========

	Components of deferred income tax balances at June 30, 1995 consisted of:

                                                      FEDERAL      STATE       TOTAL
                                                    -----------   --------   ---------
Current deferred tax assets.......................  $  136,254    $  9,300  $  145,554
                                                    ==========    ========  ==========
Long-term deferred tax liabilities................  $2,539,860    $669,107  $3,208,967
                                                    ==========    ========  ==========

	Deferred income tax liabilities arise primarily from timing differences due to use of accelerated depreciation methods for income tax purposes and the straight-line method for financial reporting purposes. Deferred income tax assets arise primarily from the application of federal and state net operating loss carryovers.

        At June 30, 1995, the Company had alternative minimum tax credits in the amount of $16,837, available to offset future taxes. Tax credits are included in deferred tax assets.

11. RELATED PARTY TRANSACTIONS

        The following transaction occurring between the Company and a related party, which is not presented elsewhere in these financial statements, is as follows:

        Martin Media, which has partners who are also stockholders in the Company, contracts the Company to perform management duties. Martin
Media pays a management fee to the Company which is approximately 3% of Martin Media's gross revenue. Management fees of $986,356 were received from the partnership during the fiscal year ending June 30, 1995.

12. PROFIT SHARING PLAN

	Discretionary contributions under a defined contribution profit sharing plan, which are determined by the Company's Board of Directors, have been accrued to a trust for the benefit of qualified employees in the amount of $50,000 for the year ended June 30, 1995. All costs are funded currently.

13. COMMITMENTS

        The Company leases land in connection with its outdoor advertising posters and panels as well as for office and yard spaces. These are long-term operating leases which the Company and lessor have the option to terminate with thirty days notice.

	Lease expense for the year ended June 30, 1995 was $2,218,480.

        The Company leases office and shop buildings which are located at various divisions. A portion of these are long-term leases.

	Future minimum lease payments under noncancellable leases at June 30, 1995 are as follows:

Years ending June 30,
  1996......................................................  $ 47,747
  1997......................................................    22,665
  1998......................................................    18,711
  1999......................................................    19,944
  2000......................................................    19,944
  Thereafter................................................   121,830
                                                              --------
                                                              $250,841
                                                              ========

                        SECOND AMENDED AND RESTATED
                         STOCK PURCHASE AGREEMENT


                                dated as of


                              August 11, 1999


                               by and among


                         LAMAR ADVERTISING COMPANY

                           AS PURCHASER PARENT,


                             LAMAR MEDIA CORP.

                               AS PURCHASER


                                    and


                 CHANCELLOR MEZZANINE HOLDINGS CORPORATION

                                    and

                CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

                                AS SELLERS

                             TABLE OF CONTENTS

                                                                       PAGE



Article 1.     PURCHASE AND SALE OF SHARES                              2

     Section 1.1. Dividend of Whiteco Shares                            2

     Section 1.2. Purchase and Sale of Chancellor Shares                2

     Section 1.3. Purchase Price                                        2

     Section 1.4. Closing                                               2

     Section 1.5. Purchase Price Adjustment                             3

Article 2.     REPRESENTATIONS AND WARRANTIES OF SELLERS                4

     Section 2.1. Corporate Organization and Authority of Chancellor
          Mezzanine and Chancellor LA                                   5

     Section 2.2. No Conflict                                           5

     Section 2.3. Corporate Organization of the Company                 6

     Section 2.4. Capital Stock of the Company                          6

     Section 2.5. Subsidiaries                                          6

     Section 2.6. Capitalization of Subsidiaries of the Company         6

     Section 2.7. Pro Forma Financial Statements                        7

     Section 2.8. Contracts; No Defaults                                7

     Section 2.9. Intellectual Property                                 9

     Section 2.10. Owned Real Property                                  9

     Section 2.11. Litigation and Proceedings                           9

     Section 2.12. Employee Benefit Plans                               10

     Section 2.13. Labor Relations                                      11

     Section 2.14. Legal Compliance                                     12

     Section 2.15. Environmental Matters                                12

     Section 2.16. Taxes                                                13

     Section 2.17. Governmental Authorities; Consents                   14

     Section 2.18. Interest in Competitors, Suppliers, and Customers    14

     Section 2.19. Insurance                                            14

     Section 2.20. Brokers' Fees                                        14

     Section 2.21. Events Subsequent to March31, 1999                   14

     Section 2.22. Chancellor Mezzanine Securities Act Representations  14

     Section 2.23. Chancellor LA Securities Act Representations         15

     Section 2.24. Divesture Assets                                     17

     Section 2.25. Necessary Lender Approvals                           17

Article 3.     REPRESENTATIONS AND WARRANTIES  OF PURCHASER AND
               PURCHASER PARENT                                         17

     Section 3.1. Corporate Organization and Authority of Purchaser
          and Purchaser Parent                                          17

     Section 3.2. No Conflict                                           18

     Section 3.3. Litigation and Proceedings                            18

     Section 3.4. Governmental Authorities; Consents                    18

     Section 3.5. Brokers' Fees                                         19

     Section 3.6. Capital Structure of Purchaser Parent and Purchaser   19

     Section 3.7. SEC Documents; Financial Statements                   20

     Section 3.8. Legal Compliance                                      20

     Section 3.9. Interest in Competitors, Suppliers and Customers      21

     Section 3.10. State Takeover Statutes                              21

     Section 3.11. Subsequent Events                                    21

     Section 3.12. Securities Act Representations                       21

     Section 3.13. Commitment Letters                                   22

Article 4.     COVENANTS AND AGREEMENTS OF SELLERS                      22

     Section 4.1. Preliminary Transactions                              22

     Section 4.2. Conduct of Business                                   23

     Section 4.3. Inspection                                            24

     Section 4.4. HSR Act                                               24

     Section 4.5. No Solicitations                                      24

     Section 4.6. No Solicitation or Hiring                             24

     Section 4.7. Registration Rights Agreement and Stockholders
          Agreement                                                     24

     Section 4.8. Requests for Information                              25

     Section 4.9. Payment of Certain Employee Obligations               25

Article 5.     COVENANTS AND AGREEMENTS OF PURCHASER AND PURCHASER
               PARENT                                                   25

     Section 5.1. HSR Act                                               25

     Section 5.2. No Use of "Chancellor" Name                           25

     Section 5.3. Investigation; Purchaser and Purchaser Parent
          Acknowledgment                                                26

     Section 5.4. No Solicitations or Hiring                            26

     Section 5.5. Stockholder Consent                                   27

     Section 5.6. Definitive Documentation                              27

     Section 5.7. Conduct of Business                                   28

     Section 5.8. Registration Rights Agreement and Stockholders
          Agreement                                                     28

     Section 5.9. Inspection                                            28

Article 6.     JOINT COVENANTS AND AGREEMENTS                           28

     Section 6.1. Confidentiality                                       28

     Section 6.2. Support of Transaction                                29

     Section 6.3. [Intentionally Left Blank]                            29

     Section 6.4. Tax Matters                                           29

     Section 6.5. Certain Employee Benefits Matters                     32

Article 7.     CONDITIONS TO OBLIGATIONS                                34

     Section 7.1. Conditions to Obligations of Purchaser, Purchaser
          Parent and Sellers                                            34

     Section 7.2. Conditions to Obligations of Purchaser and Purchaser
          Parent                                                        35

     Section 7.3. Conditions to the Obligations of Sellers              36

Article 8.     TERMINATION                                              37

     Section 8.1. Termination                                           37

     Section 8.2. Effect of Termination                                 38

     Section 8.3. Other Termination                                     38

Article 9.     INDEMNIFICATION                                          38

     Section 9.1. Survival of Representations                           38

     Section 9.2. Indemnification of Purchaser and Purchaser Parent     38

     Section 9.3. Indemnification of Sellers                            39

     Section 9.4. Conduct of Proceedings                                39

     Section 9.5. Sole Remedy; Time Limitation                          39

Article 10.    CERTAIN DEFINITIONS                                      40

Article 11.    MISCELLANEOUS                                            45

     Section 11.1. Waiver                                               45

     Section 11.2. Notices                                              46

     Section 11.3. Termination of Subscription Agreement                47

     Section 11.4. Assignment                                           47

     Section 11.5. Rights of Third Parties                              48

     Section 11.6. Expenses                                             48

     Section 11.7. Construction                                         48

     Section 11.8. Captions; Counterparts                               48

     Section 11.9. Entire Agreement                                     48

     Section 11.10. Amendments                                          49

     Section 11.11. Publicity                                           49

     Section 11.12. Dispute Resolution                                  49

SCHEDULES

Schedule 2.2: No Conflict
Schedule 2.4: Capitalization of the Company
Schedule 2.5: Subsidiaries of the Company
Schedule 2.6: Capitalization of Subsidiaries of the Company
Schedule 2.7: Pro Forma Financial Statements
Schedule 2.8: Contracts; No Defaults
Schedule 2.9: Intellectual Property
Schedule 2.10: Owned Real Property
Schedule 2.11: Litigation and Proceedings
Schedule 2.12: Employee Benefits Plans
Schedule 2.13: Labor Relations
Schedule 2.14: Legal Compliance
Schedule 2.15: Environmental Matters
Schedule 2.16: Taxes
Schedule 2.17: Governmental Authorities; Consents
Schedule 2.18: Transactions with Affiliates
Schedule 2.21: Events Subsequent to March 31, 1999
Schedule 3.4: Purchaser Governmental Authorities; Consents
Schedule 4.9: Payments of Certain Employee Obligations


ANNEXES

Annex A:  Description of Divestiture Assets
Annex B:  Description of Burkett Assets
Annex C:  [Intentionally Left Blank]
Annex D:  Registration Rights Agreement
Annex E:  Stockholders Agreement
Annex F:  [Intentionally Left Blank]
Annex G:  Voting Agreement

                        SECOND AMENDED AND RESTATED
                         STOCK PURCHASE AGREEMENT

        This Second Amended and Restated Stock Purchase Agreement (this "AGREEMENT") is entered into by and among LAMAR ADVERTISING COMPANY, a Delaware corporation ("PURCHASER PARENT"), LAMAR MEDIA CORP., a Delaware corporation and a wholly-owned subsidiary of Purchaser Parent ("PURCHASER"), CHANCELLOR MEZZANINE HOLDINGS CORPORATION, a Delaware corporation ("CHANCELLOR MEZZANINE"), and CHANCELLOR MEDIA CORPORATION OF LOS ANGELES, a Delaware corporation ("CHANCELLOR LA" and, collectively with Chancellor Mezzanine, "SELLERS"), as of this 11th day of August, 1999.

                                RECITALS:

        WHEREAS, Chancellor LA is the sole record and beneficial owner of one thousand (1,000) shares (the "COMPANY SHARES") of the common stock, par value $0.01 per share, of Chancellor Media Outdoor Corporation, a Delaware corporation (the "COMPANY"), which Company Shares constitute all of the issued and outstanding shares of the capital stock of the Company;

        WHEREAS, the Company is the sole record and beneficial owner of one thousand (1,000) shares (the "WHITECO SHARES" and, together with the Company Shares, the "CHANCELLOR SHARES") of the common stock, par value $0.01 per share, of Chancellor Media Whiteco Outdoor Corporation, a Delaware corporation and a wholly owned subsidiary of the Company
("WHITECO"), which Whiteco Shares constitute all of the issued and outstanding shares of the capital stock of Whiteco;

        WHEREAS, pursuant to that certain Stock Purchase Agreement dated as of June 1, 1999 (the "ORIGINAL AGREEMENT"), Chancellor LA agreed to sell to Purchaser, and Purchaser agreed to purchase from Chancellor LA, the Company Shares, upon the terms and subject to the conditions set forth in the Original Agreement;

        WHEREAS, the Original Agreement was amended and restated as of July 12, 1999 (the "Restated Agreement");

        WHEREAS, the parties desire to amend certain provisions of the Restated Agreement pursuant to this Agreement, with this Agreement being deemed to amend and restate the Restated Agreement in its entirety; and

        WHEREAS, certain capitalized terms used herein have the meanings assigned to them in Article 10 hereof.

                                 AGREEMENT:

        In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                ARTICLE 1.
                        PURCHASE AND SALE OF SHARES

        Section 1.1. DIVIDEND OF WHITECO SHARES. On the Closing Date, and immediately prior to the Closing, (i) the Company will effect a dividend to its immediate parent corporation, Chancellor LA, of the Whiteco Shares and (ii) Chancellor LA will cause the Whiteco Shares to be distributed as a dividend with such shares ultimately being held by Chancellor Mezzanine. Such dividends are referred to herein collectively as the "DIVIDEND."

        Section 1.2. PURCHASE AND SALE OF CHANCELLOR SHARES. Upon the terms and subject to the conditions contained herein, on the Closing Date and immediately after the Dividend is effected, (i) Chancellor Mezzanine will sell, convey and transfer to Purchaser, and Purchaser will purchase and acquire from Chancellor Mezzanine, the Whiteco Shares, and (ii) Chancellor LA will sell, convey and transfer to Purchaser, and Purchaser will purchase and acquire from Chancellor LA, the Company Shares.


        Section 1.3. PURCHASE PRICE. Upon the terms and subject to the conditions contained herein, on the Closing Date, (a) as consideration for the Whiteco Shares, (i) Purchaser will pay to Chancellor Mezzanine Ten Million Dollars ($10,000,000) (the "WHITECO CASH CONSIDERATION") and (ii) Purchaser Parent will issue to Chancellor Mezzanine the number of shares of Class A Common Stock, par value $0.001, of Purchaser Parent ("PURCHASER PARENT CLASS A COMMON STOCK") as shall represent an aggregate value of Nine Hundred Forty Million Dollars ($940,000,000), valued based on the closing price of such shares on the Nasdaq National Market on the trading day immediately prior to the Closing Date, but in no event more than 26,227,273 of such shares
(the "LAMAR MEZZANINE SHARES") and (b) as consideration for the Company Shares, (i) Purchaser will pay to Chancellor LA Six Hundred Ninety Million Dollars ($690,000,000) (the "COMPANY CASH CONSIDERATION" and, collectively with the Whiteco Cash Consideration, the "CASH CONSIDERATION") and
(ii) Purchaser Parent will issue to Chancellor LA the positive number of shares of Purchaser Parent Class A Common Stock, if any, obtained by subtracting the number of Lamar Mezzanine Shares from 26,227,273 (the
"LAMAR LA SHARES" and, collectively with the Lamar Mezzanine Shares, the "LAMAR SHARES"), subject to the adjustments set forth in Section 1.5 hereof (the "TOTAL CONSIDERATION").

        Section 1.4.    CLOSING.

                (a) The consummation of the purchase and sale of the Chancellor Shares (the "CLOSING") shall take place at 10:00 a.m., local time, on the tenth
(10th) Business Day following the satisfaction of the conditions to the obligations of the parties set forth in Article 7 hereof, at the offices of Sellers, 1845 Woodall Rodgers Freeway, Suite 1300, Dallas, Texas, or at such other time or place as Sellers and Purchaser may agree in writing (the day on which the Closing takes place being referred to herein as the "CLOSING DATE").

                (b) At the Closing, (i) Chancellor Mezzanine shall deliver or cause to be delivered to Purchaser (A) one or more stock certificates evidencing the Whiteco Shares, duly endorsed in blank or accompanied by a stock power duly executed in blank, and (B) the other documents required to be delivered by Chancellor Mezzanine pursuant to Article 7 hereof, and (ii) Chancellor LA shall deliver or cause to be delivered to Purchaser (A) one or more stock certificates evidencing the Company Shares, duly endorsed in blank or accompanied by a stock power duly executed in blank, and (B) the other documents required to be delivered by Chancellor LA pursuant to Article 7 hereof.


                (c) At the Closing, (i) Purchaser Parent shall deliver or cause to be delivered to (A) Chancellor Mezzanine one or more stock certificates evidencing the Lamar Mezzanine Shares and (B) Chancellor LA one or more stock certificates evidencing the Lamar LA Shares, if any, (ii) Purchaser shall pay to
(X) Chancellor Mezzanine the Whiteco Cash Consideration and (Y) Chancellor LA the Company Cash Consideration in each case, prior to giving effect to any adjustment provided for in Section 1.5 hereof, and in each case by intrabank transfer or wire transfer of immediately available funds to an account or accounts designated in writing by Chancellor Mezzanine and Chancellor LA, respectively, and (iii) each of Purchaser and Purchaser
Parent shall deliver to each Seller the documents required to be delivered by Purchaser and Purchaser Parent to such Seller pursuant to Article 7 hereof.

        Section 1.5.    PURCHASE PRICE ADJUSTMENT.


                (a) As soon as reasonably practicable following the Closing Date, and in any event within forty-five (45) calendar days thereof, Chancellor LA shall prepare and deliver to Purchaser (i) a consolidated balance sheet of the Company as of the Closing (after giving effect to the Preliminary Transactions but prior to giving effect to the Dividend) which shall be audited by PriceWaterhouseCoopers LLP ("PWC"), together with the related audit report of such firm (the "CLOSING BALANCE SHEET"), and (ii) a calculation of the Net Working Capital of the Company as set forth on the Closing Balance Sheet (the "CLOSING DATE NET WORKING CAPITAL"). The
Closing Balance Sheet shall be prepared in accordance with United States generally accepted accounting principles ("GAAP") consistent with the preparation of the Pro Forma Balance Sheet, and shall fairly present the consolidated financial position of the Company (including Whiteco) as of the Closing. "Net Working Capital" shall mean (i) current assets of the Company, minus (ii) current liabilities of the Company. Current liabilities of the Company shall (A) include, without limitation, any severance payments provided on SCHEDULE 2.13 which have been paid, or will be paid, by the Company or its Subsidiaries and which are accrued and incurred after the Closing but prior to the time of the calculation of Closing Date Net Working Capital pursuant to this Section 1.5(a), and
(B) exclude, without limitation, any liability of the Company or its Subsidiaries, including, but not limited to, any liability for Taxes and severance payments, which Chancellor LA has agreed to or is otherwise obligated to pay. Notwithstanding the foregoing, in calculating Net
Working Capital, all intercompany payables and receivables between Chancellor LA, the Company and its Subsidiaries shall be disregarded.

                (b) Upon delivery of the Closing Balance Sheet, Chancellor LA will provide Purchaser with access to its records and will use commercially reasonable efforts to provide Purchaser and its accountants access to the work papers of PWC, to the extent reasonably related to Purchaser's evaluation of the Closing Balance Sheet and the calculation of the Closing Date Net Working Capital. The Purchaser may dispute the calculation of the Closing Date Net Working Capital or any element of the Closing Balance Sheet relevant thereto, by notifying Chancellor LA of such disagreement in writing, setting forth in detail the particulars of such disagreement, within thirty
(30) calendar days after its receipt of the Closing Balance Sheet; provided that the basis of any such dispute shall be limited to the failure of the calculation of Closing Date Net Working Capital or any amount reflected on the Closing Balance Sheet to have been determined in accordance with GAAP applied on a basis consistent with this Section 1.5. In the event that Purchaser does not provide such a notice of disagreement within such thirty
(30) calendar day period, Purchaser shall be deemed to have accepted the Closing Balance Sheet and the calculation of the Closing Date Net Working Capital delivered by Chancellor LA, which shall be final, binding and conclusive for all purposes hereunder. In the event any such notice of disagreement is timely provided, Purchaser and Chancellor LA shall use commercially reasonable efforts for a period of thirty (30) calendar days
(or such longer period as they may mutually agree) to resolve any disagreements with respect to the calculation of the Closing Date Net
Working Capital. If, at the end of such period, they are unable to resolve such disagreements, then the Chicago, Illinois office of Ernst & Young LLP
(or such other independent accounting firm of recognized national standing as may be mutually selected by Purchaser and Chancellor LA) (the "AUDITOR") shall resolve any remaining disagreements. The Auditor shall determine as promptly as practicable, but in any event within thirty (30) calendar days of the date on which such dispute is referred to the Auditor, whether the Closing Balance Sheet was prepared in accordance with the standards set forth in Section 1.5(a) and (only with respect to the remaining disagreements submitted to the Auditor) whether and to what extent (if any) the Closing Date Net Working Capital requires adjustment. The fees and expenses of the Auditor shall be paid one-half by Purchaser and one-half by Chancellor LA. The determination of the Auditor shall be final, conclusive and binding on the parties. The date on which the Closing Date Net Working Capital is finally determined in accordance with this Section 1.5(b) is hereinafter referred as to the "DETERMINATION DATE."

                (c)  The "ADJUSTMENT AMOUNT," shall mean the difference between
(i) the Closing Date Net Working Capital, and (ii) Twelve Million Dollars ($12,000,000) (the "MINIMUM NET WORKING CAPITAL"). If the Closing Date Net Working Capital exceeds the Minimum Net Working Capital, then, promptly and in any event within five (5) Business Days following the Determination Date, Purchaser shall pay to Chancellor LA, by wire transfer of immediately available funds to an account designated in writing by Chancellor LA, the Adjustment Amount, together with interest on such amount from the Closing
Date to the date of payment at the prime rate of interest (the "APPLICABLE RATE") published in the "Money Rates" column of the Eastern Edition of THE
WALL STREET JOURNAL (or the average of such rates if more than one rate is indicated) on the Closing Date. If the Minimum Net Working Capital exceeds the Closing Date Net Working Capital, then, promptly and in any event within five (5) Business Days following the Determination Date, Chancellor
LA shall pay to Purchaser, by wire transfer of immediately available funds to an account designated in writing by Purchaser, the Adjustment Amount, together with interest on such amount from the Closing Date to the date of payment at the Applicable Rate.

                                ARTICLE 2.
                 REPRESENTATIONS AND WARRANTIES OF SELLERS

        Sellers, jointly and severally, represent and warrant to Purchaser and Purchaser Parent that as of the date of this Agreement (provided, however, that any representation or warranty made herein that relates (i) solely to Chancellor Mezzanine is being made solely by Chancellor Mezzanine or (ii) solely to Chancellor LA is being made solely by Chancellor LA):

        Section 2.1. CORPORATE ORGANIZATION AND AUTHORITY OF CHANCELLOR MEZZANINE AND CHANCELLOR LA.

                (a) Chancellor Mezzanine has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the Board of Directors of Chancellor Mezzanine, and no other corporate proceeding on the part of Chancellor Mezzanine is necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Chancellor Mezzanine and, assuming this Agreement constitutes a valid and binding agreement of each of Purchaser, Purchaser Parent and Chancellor LA, constitutes a legally valid and binding obligation of Chancellor Mezzanine, enforceable against Chancellor
Mezzanine in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity.

                (b) Chancellor LA has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the Board of Directors of Chancellor LA, and no other corporate proceeding on the part of Chancellor
LA is necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Chancellor LA and, assuming this Agreement constitutes a valid and binding agreement of each of Purchaser, Purchaser Parent and Chancellor Mezzanine, constitutes a legally valid and binding obligation of Chancellor
LA, enforceable against Chancellor LA in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity.

        Section 2.2, NO CONFLICT. Except as set forth on SCHEDULE 2.2, the execution and delivery of this Agreement by each of Chancellor Mezzanine and Chancellor LA and the consummation of the transactions contemplated hereby do not and will not violate any provision of, or result in the breach of: (a) any law, rule or regulation of any Governmental Authority, any Contract listed pursuant to Section 2.8(a), or any order, judgment or decree applicable to such entity, the Company or any Subsidiary of the Company, or terminate or result in the termination of any such Contract, or result in the creation of any Lien, charge or encumbrance upon any of the properties or assets of such entity, the Company or any Subsidiary of the Company, or constitute an event which, after notice or lapse of time or both, would result in any such violation, breach, acceleration, termination or creation of a Lien; or
(b) the Certificate of Incorporation, Bylaws or other organizational documents of such entity, the Company or any Subsidiary of the Company.

        Section 2.3. CORPORATE ORGANIZATION OF THE COMPANY. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to own or lease its properties and to conduct the Business as it is now being conducted. The copies of the Certificate of Incorporation and Bylaws of the Company previously delivered by the Company to Purchaser are true, correct and complete. The Company is duly licensed or qualified and in good standing as a foreign corporation in each jurisdiction in which the ownership of its property or the character of its activities is such as to require it to be so licensed or qualified, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole.

        Section 2.4. CAPITAL STOCK OF THE COMPANY. The Company Shares constitute all the issued and outstanding shares of capital stock of the Company. The Company Shares have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive rights. There are no options, warrants, agreements, arrangements, or other rights relating to the capital stock of the Company or other securities exercisable or exchangeable for any capital stock of the Company that either (i) obligates the Company to issue, sell, transfer, repurchase, redeem or otherwise acquire or vote any shares of its capital stock, or
(ii) restricts the transfer of its capital stock. Chancellor LA is the sole record and beneficial owner of the Company Shares and owns the Company Shares free and clear of any Liens other than the Liens described on
SCHEDULE 2.4 hereto.

        Section 2.5. SUBSIDIARIES. Set forth on SCHEDULE 2.5 is a list of all Subsidiaries of the Company. Each Subsidiary of the Company has been duly formed and is validly existing under the laws of the jurisdiction of its formation and has the corporate or limited liability company power and authority, as applicable, to own or lease its properties and to conduct its business as it is now being conducted. The Company has previously provided, or shall provide prior to the Closing, to Purchaser copies of the organizational documents of each Subsidiary of the Company, and such copies are true, correct and complete. Each such Subsidiary is duly licensed or qualified and in good standing in each jurisdiction in which its ownership of property or the character of its activities is such as to require such Subsidiary to be so licensed or qualified, except where the failure to be so licensed or qualified would not have a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole. The jurisdiction of incorporation or organization of the Subsidiaries of the Company are set forth on
SCHEDULE 2.5 hereto.

        Section 2.6.    CAPITALIZATION OF SUBSIDIARIES OF THE COMPANY.

                (a) Except as set forth on SCHEDULE 2.6 or in the last sentence of this Section 2.6, (i) each Subsidiary of the Company including, without limitation, Whiteco prior to the Dividend, is wholly-owned of record and beneficially by the Company or another wholly-owned Subsidiary of the Company, and (ii) the ownership interests of the Company in each such Subsidiary are owned of record and beneficially by the Company, free and clear of any Liens other than Liens described on SCHEDULE 2.6 hereto.
Except as set forth on SCHEDULE 2.6, there are no options, warrants, agreements, arrangements or other rights relating to, or other securities exercisable or exchangeable for, any capital stock or other equity security of any Subsidiary of the Company that either (i) obligates any Subsidiary of the Company to issue, sell, transfer, repurchase, redeem or otherwise acquire or vote any shares of capital stock of any Subsidiary of the Company, or (ii) restricts the transfer of the capital stock of any Subsidiary of the Company.

                (b) The Whiteco Shares constitute all the issued and outstanding shares of capital stock of Whiteco. The Whiteco Shares have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive rights. On the Closing Date, immediately prior to the Closing (after giving effect to the Dividend), Whiteco, which, as of the date hereof, is a wholly-owned Subsidiary of the Company, will be a wholly-owned Subsidiary of Chancellor Mezzanine.

        Section 2.7.    Pro Forma Financial Statements.  Attached as SCHEDULE
2.7 hereto are (i) the unaudited consolidated balance sheet of the Company as of March 31, 1999 (the "PRO FORMA BALANCE SHEET"), which has been adjusted to give effect to the Preliminary Transactions, including any accruals for Taxes associated therewith, as if such transactions had been consummated on such date, and (ii) the unaudited consolidated statement of operations of the Company for the twelve-month period ended March 31, 1999, which has been adjusted to give effect to the Preliminary Transactions as if such transactions had been consummated on April 1, 1998 (the "pro forma
Statement of operations"). The Pro Forma Balance Sheet was prepared in accordance with the books and records of Chancellor LA and its Subsidiaries and fairly presents the assets and liabilities of the Company as of March 31, 1999, after giving effect to the Preliminary Transactions as if the Preliminary Transactions had been consummated on such date, and the Pro Forma Statement of Operations was prepared in accordance with the books and records of Chancellor LA and its Subsidiaries and fairly present the results of operations of the Company for the twelve-month period ended
March 31, 1999, after giving effect to the Preliminary Transactions as if such transactions had been consummated on April 1, 1998, to the extent required by GAAP, subject to the notes and ancillary information included in such financial statements.

        Section 2.8.    CONTRACTS; NO DEFAULTS.

                (a) SCHEDULE 2.8 contains a listing of all Contracts described in clauses (i) through (xi) below to which the Company or any of its Subsidiaries is a party, other than any such Contract (A) which will be terminated at or prior to the Closing, or (B) as to which the Company and its Subsidiaries will have no further liability following the Closing. True, correct and complete copies of contracts referred to in clauses (i)-(xi) below have been delivered to or made available to Purchaser and its agents and representatives.

                        (i) Each Contract providing for the performance of services or the delivery of goods and/or materials by or to the Company or any of its Subsidiaries entered into outside the ordinary course of business of the Company and itsSubsidiaries and which provides for consideration to be furnished to or by the Company or any of its Subsidiaries of value in excess of $150,000 in any one year;

                        (ii) Each note, debenture, other evidence of indebtedness, guarantee, loan, credit or financing agreement or instrument or other contract for money borrowed, including any agreement or commitment for future loans, credit or financing;

                        (iii) Each lease, rental or occupancy agreement involving aggregate payments in excess of $150,000 in any one year;

                        (iv) Each material licensing agreement or other Contract with respect to patents, trademarks, copyrights, or other intellectual property, including agreements with current or former employees, consultants, or contractors regarding the appropriation or the nondisclosure of Intellectual Property (as hereinafter defined) other than customary employee, vendor and other non-disclosure agreements;

                        (v) Each collective bargaining agreement or other Contract to or with any labor union or other employee representative of a group of employees relating to wages, hours, and other conditions of employment;

                        (vi) Each joint venture agreement, partnership agreement, or limited liability company agreement;

                        (vii) Each material distribution, franchise, license, sales, commission, consulting or agency agreement for advertising to be provided to the Company or its Subsidiaries, excluding Advertising Contracts, providing for annual payments in excess of $150,000, which are not cancelable on thirty
(30) calendar days' notice;

                        (viii) Each material option to buy any property, real or personal, or material options to sell any Owned Real Property or personal property;

                        (ix) Each Contract (except personal property leases and construction contracts) involving expenditures or liabilities in excess of $250,000, or otherwise material to the Business; and

                        (x) Each material Contract containing covenants limiting the freedom of the Company or its Subsidiaries to engage in the Business or compete with any Person other than in connection with any license agreements to which Chancellor LA is a party (other than provisions in any lease that limit the type of advertising messages or advertising that may be displayed on outdoor advertising structures or the types of advertisers);

                        (xi) Each written employment or severance agreement pertaining to the Business to which either the Company or any of its Affiliates is a party with any employee which may not be terminated at will, or by giving notice of thirty (30) calendar days or less, without cost or penalty.

                (b) Except as set forth on Schedule 2.8, no condition exists or event has occurred which, with notice or lapse of time or both, would constitute a default by the Company or any of its Subsidiaries under the Contracts listed pursuant to paragraph (a) of this Section 2.8, or, to the best knowledge of the Company, any other party thereto.

                (c) Except as set forth on Schedule 2.8, to the Company's knowledge, all of the Contracts set forth on Schedule 2.8 are valid and in full force and effect. The Company and its Subsidiaries have duly performed all of their material obligations under such Contracts to the extent those obligations to perform have accrued, and no violation of, or default or breach under, such Contracts by the Company or its Subsidiaries, or, to the Company's knowledge, any other party has occurred, and neither the Company nor its Subsidiaries, nor, to the Company's knowledge, any other party has repudiated any provisions thereof. Since November 30, 1998, to the Company's knowledge, the Company and its Subsidiaries have performed, in all material respects, their obligations under the Advertising Contracts and agreements for Leased Real Property, to the extent those obligations to perform have accrued.

        Section 2.9. Intellectual Property. SCHEDULE 2.9 lists each material patent, registered trademark, service mark or trade name or registered copyright and applications for any of the foregoing (collectively, "INTELLECTUAL PROPERTY"), held by the Company or any of its Subsidiaries and used in the operation of the Business. The Contracts listed on SCHEDULE 2.8 include all material license or sublicense agreements entered into by the Company or any of its Subsidiaries in connection with the conduct of the Business with respect to any patent, trademark, service mark, logo, trade name or copyright to which the Company or any of its Subsidiaries is a party and which is material to the operation of the Business, as presently being conducted. Except as set forth on SCHEDULE 2.9, to the best knowledge of the Company, (i) the Company or one of its Subsidiaries has good title to, or has the right to use pursuant to license, sublicense, agreement or permission each such item of Intellectual Property owned or used by it, free and clear of any Liens other than Permitted Liens, and (ii) there is no claim of infringement pending or threatened against the Company or any of its Subsidiaries relating to any item of Intellectual Property used in the operation of the Business, as presently conducted.

        Section 2.10.   OWNED REAL PROPERTY.

                (a) SCHEDULE 2.10 lists all Owned Real Property. The Company or one of its Subsidiaries has (or at the Closing will have) good and marketable fee simple title to all Owned Real Property, subject only to any (i) Permitted Liens, (ii) Lien constituting a lease, sublease or occupancy agreement that gives any third party any right to occupy any portion of the Owned Real Property, and (iii) Lien reflected on any survey or in any title report made available to Purchaser prior to the date of this Agreement.

                (b) Except as set forth on SCHEDULE 2.10, there are no pending or, to the knowledge of Chancellor LA, threatened condemnation proceedings with respect to any portion of Owned Real Property, or litigation or administrative actions relating to any portion of Owned Real Property.

                (c) All Owned Real Property and the improvements thereon are supplied with utilities and other services necessary for the operation of such facilities as currently operated.

        Section 2.11.   LITIGATION AND PROCEEDINGS.  Except as set forth on
SCHEDULE 2.11, there are no lawsuits, actions, suits, claims or other proceedings at law or in equity, or to the knowledge of the Company, investigations, before or by any court or Governmental Authority or before any arbitrator pending or, to the knowledge of the Company, threatened, against the Company or any of its Subsidiaries (a) in which the relief sought includes damages in excess of $100,000 in any individual case, (b) seeking as of the date hereof to delay, limit or enjoin the transactions contemplated by this Agreement, or (c) that would materially impair the ability of Chancellor Mezzanine, Chancellor LA, the Company or its Subsidiaries to perform their obligations hereunder. Except as set forth on SCHEDULE 2.11, there is no unsatisfied judgment, order or decree requiring payment in excess of $100,000 or any open injunction binding upon the Company or any of its Subsidiaries.
Neither the Company nor any of its Subsidiaries is in default with respect to or subject to any judgment, order, writ, injunction or decree of any court or governmental agency in any material matter.

        Section 2.12.   EMPLOYEE BENEFIT PLANS.

                (a)  DEFINITIONS.  The following terms, when used in this
Section 2.12, shall have the following meanings. Any of these terms may, unless the context otherwise requires, be used in the singular or the plural depending on the reference.

                        (i) EMPLOYEE PLANS. "Employee Plans" shall mean all Multiemployer Plans, Pension Plans and Welfare Plans.

                        (ii) ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                        (iii) MULTIEMPLOYER PLAN. "Multiemployer Plan" shall mean any "multiemployer plan," as defined in Section 4001(a)(3) of ERISA, (A) to which the Company or any of its Subsidiaries maintains, administers, contributes or is required to contribute, and (B) which covers any employee or former employee of the Company or any of its Subsidiaries (with respect to their relationship with such entities).

                        (iv) PBGC. "PBGC" shall mean the Pension Benefits Guaranty Corporation.

                        (v) PENSION PLAN. "Pension Plan" shall mean any "employee pension benefit plan" as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) (A) which the Company or any of its Subsidiaries maintains, administers, contributes to or is required to contribute to, and (B) which covers any employee or former employee of the Company or any of its Subsidiaries (with respect to their relationship with such entities).

                        (vi) WELFARE PLAN. "Welfare Plan" shall mean any "employee welfare benefit plan" as defined in Section 3(1) of ERISA, (A) which the Company or any of its Subsidiaries maintains, administers, contributes to or is required to contribute to, and (B) which covers any employee or former employee of the Company or any of its Subsidiaries (with respect to their relationship with such entities).

                (b) DISCLOSURE. SCHEDULE 2.12 contains a complete list of Employee Plans.

                (c) REPRESENTATIONS. Chancellor LA represents and warrants as follows:

                        (i)    PENSION PLANS

                               (A)  Except as set forth on SCHEDULE 2.12, each
Pension Plan and each related trust agreement, annuity contract or other funding instrument which is intended to be qualified and tax-exempt under the provisions of Code Sections 401(a) and 501(a) has been determined by the Internal Revenue Service to be so qualified and tax-exempt or application for such determination has been made.

                               (B)  Except as set forth on SCHEDULE 2.12, each
Pension Plan and each related trust agreement, annuity contract or other funding instrument is in material compliance with its terms and, both as to form and in operation, with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such plans, including without limitation ERISA and the Code.

                               (C)  The Company does not sponsor, and has not
sponsored at any time during the five (5) year period ending on the Closing Date, a Pension Plan that is subject to Title IV of ERISA. None of the Company, nor any of its Subsidiaries has incurred any material liability, directly or indirectly, for breach of any provision of ERISA.

                        (ii) MULTIEMPLOYER PLANS. None of the Company, Chancellor Mezzanine, Chancellor LA or any Subsidiary of any of the foregoing, has been a participating employer in, or has assumed any liabilities under, a Multiemployer Plan at any time during the five (5) year period ending on the Closing Date.

                        (iii) WELFARE PLANS. Except as set forth on Schedule 2.12, each Welfare Plan is in material compliance with its terms and, both as to form and operation, with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Welfare Plan, including without limitation ERISA and the Code.

        Section 2.13. LABOR RELATIONS. SCHEDULE 2.13 contains a list of all collective bargaining agreements to which the Company or any of its Subsidiaries is a party and all written employment or severance agreements pertaining to the Business to which either the Company or any of its Affiliates is a party with respect to any employee, which may not be terminated at will, or by giving notice of thirty (30) calendar days or less, without cost or penalty, to employ or terminate executive officers or other personnel, or that will result in the payment by, or the creation of, any commitment or obligation (absolute or contingent) to pay on behalf of Purchaser, Chancellor Mezzanine, Chancellor LA, the Company or any Subsidiaries of the Company, any severance, termination, "golden parachute" or other similar payments as a result of the consummation of the transactions contemplated hereby. Chancellor LA has delivered or made available to Purchaser true, correct and complete copies of each such Contract, as amended to date.
Except as set forth on SCHEDULE 2.13, in the last twelve (12) months, neither the Company nor its Subsidiaries have experienced any attempt by organized labor or its representatives to make the Company or its Subsidiaries conform to demands of organized labor relating to its employees or enter into a binding agreement with organized labor that would cover the employees. Except as set forth on SCHEDULE 2.13, there is no labor strike or labor disturbance pending or, to Chancellor LA's knowledge, threatened against the Company or its Subsidiaries, and in the past three
(3) years the Company and its Subsidiaries have not experienced a work stoppage or other labor difficulty. The Company and its Subsidiaries are in material compliance with all applicable laws respecting employment practices, employee documentation, terms and conditions of employment and wages and hours and, to Chancellor LA's knowledge, neither the Company nor its Subsidiaries has engaged in any unfair labor practice. There is no unfair labor practice charge or complaint against the Company or its Subsidiaries pending, or to the knowledge of Chancellor LA, threatened before the National Labor Relations Board or any other domestic or foreign government agency arising out of the conduct of the business of the Company or its Subsidiaries.

        Section 2.14. LEGAL COMPLIANCE. Except with respect to matters set forth on SCHEDULE 2.14, and compliance with Environmental Laws (as to which certain representations and warranties are made pursuant to Section 2.15), the Company and each of its Subsidiaries is in compliance with all laws
(including rules and regulations thereunder) of federal, state, local and foreign governments (and all agencies thereof) applicable thereto, except where such instances of noncompliance would not have a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole.

        Section 2.15. ENVIRONMENTAL MATTERS. Except as set forth on SCHEDULE 2.15, (i) the Company and each of its Subsidiaries is in compliance with all Environmental Laws, except where such instances of noncompliance would not have a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries, (ii) neither the Company nor any of its Subsidiaries has any liability under any Environmental Law which is material to the business, operations or financial condition of the Company and its Subsidiaries, (iii) no notices of any violation or alleged violation of any Environmental Law relating to the operations or properties of the Company or any of its Subsidiaries have been received by the Company or any of its Subsidiaries, (iv) to the knowledge of Chancellor LA, there are no circumstances, based on currently available information, that are reasonably likely to prevent such compliance, except where such instances would not have a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries, (v) to the knowledge of Chancellor LA, there are no underground storage tanks, above-ground storage tanks, or polychlorinated biphenyls located on, in or under Owned Real Property or real property leased by the Company or its Subsidiaries, except in compliance with Environmental Laws, except where such instances would not have a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries, and
(vi) no hazardous substances, wastes or materials, as defined by Environmental Laws, have been stored, released, recycled or disposed of, on, under or at any such property such that the property is currently subject to a lawful order by a Governmental Authority that requires remediation of such property, except where such instances would not have a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries.

        Section 2.16.   TAXES.  Except as set forth on SCHEDULE 2.16:

                (a) The Company and each of its Subsidiaries have timely filed all income Tax Returns required to be filed by it (subject to any applicable extensions). Each Affiliated Group with which the Company or its Subsidiaries files a consolidated, combined or unitary Tax Return has timely filed all such income Tax Returns that it was required to file (subject to any applicable extensions) for each taxable period during which the Company or its Subsidiaries was a member of the group;

                (b) Each of the Company and its Subsidiaries has duly paid in full (or there has been paid on its behalf) or will have established (or there will have been established on its behalf) an adequate reserve on the Closing Balance Sheet for all Taxes that are payable or may become payable by the Company or its Subsidiaries (i) in respect of any taxable period ending on or before the Closing Date and (y) for any taxable period that begins before the Closing Date and ends thereafter, to the extent such Taxes are attributable to the portion of such period ending on the Closing Date under the terms of Section 6.4(b);

                (c) The Company and each Subsidiary has withheld and paid over all Taxes required to have been withheld and paid over on or before the Closing Date, and complied with all information reporting and backup withholding requirements required to be complied with on or before the Closing Date, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employer, creditor, independent contractor or other third party. There are no Liens on any of the assets of the Company or any of its Subsidiaries with respect to Taxes, other than liens for Taxes not yet due and payable or for Taxes being contested in good faith through appropriate proceedings and for which reserves have been or will be established on the Closing Balance Sheet in accordance with GAAP;

                (d) None of the Company or any of its Subsidiaries has waived any law or regulation fixing, or consenting to the extension of, any period of time for assessment of any Taxes which waiver or consent is currently in effect. None of Chancellor Mezzanine, Chancellor LA or any of their stockholders has waived any law or regulation fixing, or consenting to the extension of, any period of time for assessment of any Taxes of the Company or any of the Subsidiaries which waiver or consent is currently in effect. There is no pending examination or proceeding by any authority or agency with respect to the Company or any Subsidiary relating to the assessment or collection of Taxes;

                (e) There will not be as of the Closing Date any outstanding balances of deferred gain or loss accounts related to deferred intercompany transactions with respect to the Company or its Subsidiaries under Treasury Regulation Section 1.1502-13. As of the Closing Date, neither the Company nor any of its Subsidiaries will have any obligation or will have any obligation that could arise under any Tax sharing agreement between it and another entity; and

                (f) None of the Company, any of its Subsidiaries or any stockholders of the Company has made or will become obligated to make, as a result of the sale of the Company Shares or the Whiteco Shares, any payments that would be nondeductible by the Company or its Subsidiaries (in whole or in part) pursuant to Section 280G of the Code.

        Section 2.17. GOVERNMENTAL AUTHORITIES; CONSENTS. Assuming the truth and completeness of the representations and warranties of Purchaser contained in this Agreement, no consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority or other third party is required on the part of Chancellor Mezzanine or Chancellor LA with respect to each of such parties' execution or delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) applicable requirements of the HSR Act, or (ii) as otherwise disclosed in
SCHEDULE 2.17.

        Section 2.18. INTEREST IN COMPETITORS, SUPPLIERS, AND CUSTOMERS. Except as set forth on Schedule 2.18 attached hereto, to the knowledge of Chancellor LA, no stockholder, officer, or director of Chancellor Media Corporation or any Affiliate of any such stockholder, officer, or director has any ownership interest in any competitor, supplier, or customer of the Company or any property used in the operation of the Business.

        Section 2.19. INSURANCE. All material assets and properties of the Company and its Subsidiaries are covered by valid and currently effective insurance policies or programs of self-insurance in such types and amounts as are consistent with customary practices and standards of companies engaged in businesses similar to that of the Company and its Subsidiaries.

        Section 2.20. BROKERS' FEES. No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders' fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by the Company or any of its Affiliates, except for any arrangement with Morgan Stanley Dean Witter & Co. or Greenhill & Co., LLC, for which Chancellor LA shall be solely responsible.

        Section 2.21. EVENTS SUBSEQUENT TO MARCH 31, 1999. Except as set forth on Schedule 2.21, from March 31, 1999 to the date hereof, there has not occurred any material adverse change in the business, financial condition or results of operations of the Company or its Subsidiaries, taken as a whole.

        Section 2.22.   CHANCELLOR MEZZANINE SECURITIES ACT REPRESENTATIONS.

                (a) Chancellor Mezzanine is acquiring the Lamar Mezzanine Shares for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act. Chancellor Mezzanine does not have any present intention of selling, granting any participation in, or otherwise distributing the Lamar Mezzanine Shares otherwise than pursuant to an effective registration statement under the Securities Act or in a transaction exempt from the registration requirements under the Securities Act and applicable state securities laws. Other than the possible contribution of the Lamar
Mezzanine Shares to a Subsidiary, Chancellor Mezzanine does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Lamar Mezzanine Shares.

                (b) Chancellor Mezzanine acknowledges that the issuance of the Lamar Mezzanine Shares will not be registered under the Securities Act or any state securities laws on the basis of a claimed exemption by Purchaser Parent that the issuance of the Lamar Mezzanine Shares as provided for herein is exempt from registration under the Securities Act and applicable state securities laws. Chancellor Mezzanine acknowledges that the availability of such exemptions is predicated in part on Chancellor Mezzanine's representations set forth in this Section 2.22 and that Purchaser Parent is relying on such representations.

                (c) Chancellor Mezzanine has received all the information it considers necessary or appropriate for deciding whether to accept the Lamar Mezzanine Shares. Chancellor Mezzanine has had an opportunity to ask questions of and to receive answers from Purchaser and Purchaser Parent regarding the terms and conditions of the issuance of the Lamar Mezzanine Shares and the business, properties, financial condition and prospects of Purchaser and Purchaser Parent and to obtain additional information (to the extent
Purchaser or Purchaser Parent possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Chancellor Mezzanine or to which Chancellor Mezzanine had access.

                (d) Chancellor Mezzanine acknowledges that it is able to bear the economic risk of the investment in the Lamar Mezzanine Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the benefits and risks of the investment in the Lamar Mezzanine Shares.

                (e) Chancellor Mezzanine is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                (f) Chancellor Mezzanine acknowledges that the Lamar Mezzanine Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom and that in the absence of any effective registration statement covering the Lamar Mezzanine Shares or an available exemption from registration under the Securities Act, the Lamar Mezzanine Shares must be held indefinitely. Chancellor Mezzanine further acknowledges that the Lamar
Mezzanine Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that rule are met.

                (g) Chancellor Mezzanine acknowledges that each certificate representing any of the Lamar Mezzanine Shares will be endorsed with a legend substantially similar to the following:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

        Section 2.23.   CHANCELLOR LA SECURITIES ACT REPRESENTATIONS.

                (a) Chancellor LA is acquiring the Lamar LA Shares for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act. Chancellor LA does not have any present intention of selling, granting any participation in, or otherwise distributing the Lamar LA Shares otherwise than pursuant to an effective registration statement under the Securities
Act or in a transaction exempt from the registration requirements under the Securities Act and applicable state securities laws. Chancellor LA does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Lamar LA Shares.

                (b) Chancellor LA acknowledges that the issuance of the Lamar LA Shares will not be registered under the Securities Act or any state securities laws on the basis of a claimed exemption by Purchaser Parent that the issuance of the Lamar LA Shares as provided for herein is exempt from registration under the Securities Act and applicable state securities laws. Chancellor LA acknowledges that the availability of such exemptions is predicated in part on Chancellor LA's representations set forth in this Section
2.23 and that Purchaser Parent is relying on such representations.

                (c) Chancellor LA has received all the information it considers necessary or appropriate for deciding whether to accept the Lamar LA Shares. Chancellor LA has had an opportunity to ask questions of and to receive answers from Purchaser and Purchaser Parent regarding the terms and conditions of the issuance of the Lamar LA Shares and the business, properties, financial condition and prospects of Purchaser and Purchaser Parent and to obtain additional information (to the extent Purchaser or Purchaser Parent possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Chancellor LA or to which Chancellor LA had access.

                (d) Chancellor LA acknowledges that it is able to bear the economic risk of the investment in the Lamar LA Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the benefits and risks of the investment in the Lamar LA Shares.

                (e) Chancellor LA is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                (f) Chancellor LA acknowledges that the Lamar LA Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom and that in the absence of any effective registration statement covering the Lamar LA Shares or an available exemption from registration under the Securities Act, the Lamar LA Shares must be held indefinitely. Chancellor LA further acknowledges that the Lamar LA Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that rule are met.

                (g) Chancellor LA acknowledges that each certificate representing any of the Lamar LA Shares will be endorsed with a legend substantially similar to the following:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

        Section 2.24. DIVESTURE ASSETS. Chancellor LA has effected the sale or other disposal of the outdoor advertising assets mandated by the United States Department of Justice pursuant to the Final Judgments, as more particularly described on Annex A hereto (the "Divestiture Assets").

        Section 2.25. NECESSARY LENDER APPROVALS. Chancellor LA has received all necessary approvals and consents from its senior Lenders to the consummation of the transactions contemplated hereby, including, without limitation, the Dividend and releases from any and all applicable Liens created by such Lenders and releases from any and all guarantees of each of the Company and its Subsidiaries, in each case, effective as of the Closing, a copy of which approval and consent has been delivered to Purchaser.

                                ARTICLE 3.
                      REPRESENTATIONS AND WARRANTIES
                     OF PURCHASER AND PURCHASER PARENT

        Purchaser and Purchaser Parent, jointly and severally, represent and warrant to each Seller that, as of the date of this Agreement:

        Section 3.1. CORPORATE ORGANIZATION AND AUTHORITY OF PURCHASER AND PURCHASER PARENT.

                (a) Purchaser has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by Purchaser and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the Board of Directors of Purchaser and no other corporate proceeding on the part of Purchaser is necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser and, assuming this Agreement constitutes a valid and binding agreement of each Seller, constitutes a legally valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity.

                (b) Purchaser Parent has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by Purchaser Parent and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the Board of Directors of Purchaser Parent, and except for the consent of the stockholders of Purchaser Parent provided in Section 5.5 hereof, no other corporate proceeding on the part of Purchaser Parent is necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Purchaser
Parent and, assuming this Agreement constitutes a valid and binding agreement of each Seller, constitutes a legally valid and binding obligation of Purchaser Parent , enforceable against Purchaser Parent in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity.

        Section 3.2. NO CONFLICT. The execution and delivery of this Agreement by each of Purchaser and Purchaser Parent and the consummation of the transactions contemplated hereby does not and will not violate any provision of, or result in the breach of: (a) any applicable law, rule or regulation of any Governmental Authority, or any agreement, indenture or other instrument to which such entity is a party or by which such entity may be bound, or of any order, judgment or decree applicable to such entity, or terminate or result in the termination of any such agreement, indenture or instrument, or result in the creation of any Lien, charge or encumbrance upon any of the properties or assets of Purchaser or constitute an event which, after notice or lapse of time or both, would result in any such violation, breach, acceleration, termination or creation of a Lien; or (b) the Certificate of Incorporation, Bylaws, or other organizational documents of such entity.

        Section 3.3. LITIGATION AND PROCEEDINGS. Except as disclosed in the Purchaser SEC Documents or the Purchaser Parent SEC Documents, there are no lawsuits, actions, suits, claims or other proceedings at law or in equity, or, to the knowledge of Purchaser or Purchaser Parent, investigations, before or by any court or Governmental Authority or before any arbitrator pending or, to the knowledge of Purchaser or Purchaser Parent, threatened, against Purchaser, Purchaser Parent or any of their Affiliates which, if determined adversely, could reasonably be expected to have a material adverse effect on (a) the ability of each of Purchaser and Purchaser Parent to enter into and perform its obligations under this Agreement, or (b) the business, financial condition or results of operations of Purchaser or Purchaser
Parent. There is no unsatisfied judgment, order or decree or any open injunction binding upon Purchaser or Purchaser Parent or any of their Affiliates which could reasonably be expected to have a material adverse effect on the ability of each of Purchaser and Purchaser Parent to enter into and perform its obligations under this Agreement.

        Section 3.4. GOVERNMENTAL AUTHORITIES; CONSENTS. Assuming the truth and completeness of the representations and warranties of each Seller contained in this Agreement, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or other third party is required on the part of Purchaser or Purchaser Parent with respect to Purchaser's and Purchaser Parent's execution or delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) applicable requirements of the HSR Act or (ii) the preparation and filing of a proxy or information statement of Purchaser Parent with the Securities and Exchange Commission (the "SEC") pursuant to Section 5.5.

        Section 3.5. BROKERS' FEES. No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders' fee or other commission in connection with the transactions contemplated by this Agreement based upon arrangements made by Purchaser, Purchaser Parent or any of their Affiliates.

        Section 3.6.    CAPITAL STRUCTURE OF PURCHASER PARENT AND PURCHASER.

                (a) The authorized capital stock of Purchaser Parent consists of (i) 125,000,000 shares of Purchaser Parent Class A Common Stock,
(ii) 37,500,000 shares of Class B Common Stock, par value $0.001 per share (the "PURCHASER PARENT CLASS B COMMON STOCK"), of Purchaser Parent,
(iii) 10,000 shares of Class A Preferred Stock, $638.00 par value per share (the "PURCHASER PARENT CLASS A PREFERRED STOCK"), of Purchaser Parent, and
(iv) 1,000,000 shares of Preferred Stock, $0.001 par value per share (the "PURCHASER PARENT PREFERRED STOCK"), of Purchaser Parent. At the close of business on August 4, 1999 (a) 43,568,340 shares of Purchaser Parent Class
A Common Stock were issued and outstanding, (b) no more than 1,000,000 shares of Purchaser Parent Class A Common Stock were reserved for issuance pursuant to outstanding options (the "PURCHASER PARENT STOCK OPTIONS") to purchase shares of Purchaser Parent Class A Common Stock granted under Purchaser Parent's 1996 Equity Incentive Plan, (c) 17,700,000 shares of Purchaser Parent Class A Common Stock were reserved for issuance upon conversion of outstanding shares of Purchaser Parent Class B Common Stock,
(d) 17,699,997 shares of Purchaser Parent Class B Common Stock were issued and outstanding, (e) 5,719.49 shares of Purchaser Parent Class A Preferred Stock were issued and outstanding, and (f) no shares of Purchaser Parent
Class A Common Stock, Purchaser Parent Class B Common Stock, Purchaser
Parent Class A Preferred Stock or Purchaser Parent Preferred Stock were held as treasury shares by Purchaser Parent or any Subsidiary of Purchaser Parent. Except as set forth above, at the close of business on August 4, 1999, no shares of capital stock or other equity securities of Purchaser Parent were authorized, issued, reserved for issuance or outstanding. All outstanding shares of capital stock of Purchaser Parent are, and all shares which may be issued (1) upon the exercise of outstanding Purchaser Parent Stock Options, or (2) to Chancellor Mezzanine and Chancellor LA pursuant to the terms of this Agreement will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights.
No bonds, debentures, notes or other indebtedness of Purchaser Parent or any Subsidiary of Purchaser Parent having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the stockholders of Purchaser Parent or any Subsidiary of Purchaser Parent may vote are issued or outstanding. All the outstanding shares of capital stock or other equity interests of each Subsidiary of Purchaser Parent have been validly issued and are fully paid and nonassessable and are owned by Purchaser Parent, by one or more wholly-owned subsidiaries of Purchaser Parent or by Purchaser Parent and one or more such wholly-owned subsidiaries, free and clear of all Liens. Except as set forth above, or except as set forth in Purchaser Parent SEC
Documents (as defined in Section 3.7), neither Purchaser Parent nor any Subsidiary of Purchaser Parent has any outstanding option, warrant, agreement, arrangement or other rights, relating to the capital stock of Purchaser Parent or any Subsidiary of Purchaser Parent that either (x) obligates Purchaser Parent or any Subsidiary of Purchaser Parent to issue, sell or transfer, repurchase, redeem, purchase, register for sale or otherwise acquire or vote any shares of the capital stock or other equity securities of Purchaser Parent or any of its Subsidiaries or (y) restricts the transfer of the Purchaser Parent Class A Common Stock. From the close of business on August 4, 1999, neither Purchaser Parent nor any Subsidiary of Purchaser Parent has issued any capital stock or securities or other rights convertible into or exercisable or exchangeable for shares of such capital stock, other than any issuances of shares of Purchaser Parent
Class A Common Stock pursuant to the exercise of Purchaser Parent Stock Options outstanding on the date hereof.

                (b) The authorized capital stock of Purchaser consists of 1,000 shares of common stock, par value $.01 per share (the "PURCHASER COMMON STOCK"). As of the date hereof, 100 shares of Purchaser Common Stock were issued and outstanding. All outstanding shares of capital stock of Purchaser are owned beneficially and of record by Purchaser Parent and are duly authorized, validly owned, fully paid and nonassessable and not subject to preemptive rights.

        Section 3.7. SEC DOCUMENTS; FINANCIAL STATEMENTS. (i) Each of Purchaser and Purchaser Parent has filed with the SEC all required reports, schedules, forms, statements and other documents since, with respect to Purchaser, Purchaser's initial public offering and, with respect to Purchaser Parent, the Restructuring (such reports, schedules, forms, statements and any other documents filed with the SEC and publicly available prior to the date of this Agreement are hereinafter referred to as the "PURCHASER SEC DOCUMENTS" and the "PURCHASER PARENT SEC DOCUMENTS," respectively); (ii) as of their respective dates, the Purchaser SEC Documents and the Purchaser Parent SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), or the
Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Purchaser SEC Documents and such Purchaser Parent SEC Documents, and none of the Purchaser SEC Documents or the Purchaser Parent SEC Documents as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;
and (iii) as of their respective dates, the consolidated financial statements of (a) Purchaser and its predecessors included in the Purchaser
SEC Documents and (b) Purchaser Parent and its predecessors included in the Purchaser Parent SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Rule 10-01 of Regulation S-X) and fairly present, in all material respects, the consolidated financial position of Purchaser and Purchaser Parent, as the case may be, and their respective consolidated Subsidiaries (or predecessors and their respective consolidated Subsidiaries) as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (on the basis stated therein and subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments).

        Section 3.8. LEGAL COMPLIANCE. Except with respect to matters disclosed in the Purchaser SEC Documents or the Purchaser Parent SEC Documents, Purchaser Parent and each of its Subsidiaries (including, without limitation, Purchaser) is in compliance with all laws (including rules and regulations thereunder) of federal, state, local and foreign governments (and all agencies thereof) applicable thereto, except where such instances of noncompliance would not have a material adverse effect on the business, operations or financial condition of Purchaser Parent and its Subsidiaries, taken as a whole.

        Section 3.9.    INTEREST IN COMPETITORS, SUPPLIERS AND CUSTOMERS.
Except as set forth on Schedule 3.9, to the knowledge of Purchaser or Purchaser Parent, no stockholder, officer, or director of Purchaser or Purchaser Parent or any Affiliate of any such stockholder, officer or director has any ownership interest in any competitor, supplier, or customer of Purchaser or any property used in the operation of the business of Purchaser or Purchaser
Parent.

        Section 3.10. STATE TAKEOVER STATUTES. The Board of Directors of each of Purchaser and Purchaser Parent has approved the terms of this Agreement and the consummation of the transactions contemplated by this Agreement and such approval is sufficient to render the provisions of Section 203 of the Delaware General Corporation Law inapplicable to the acquisition of the Lamar Shares and the other transactions contemplated by this Agreement. To the knowledge of Purchaser or Purchaser Parent, no other state takeover statute or similar statute or regulation applies or purports to apply to the acquisition of the Lamar Shares to be issued pursuant to this Agreement or any of the transactions contemplated hereby.

        Section 3.11.   SUBSEQUENT EVENTS.

                (a) From March 31, 1999 to the date hereof, there has not occurred any material adverse change in the business, financial condition or results of operations of Purchaser.

                (b) From the date of incorporation of Purchaser Parent to the date hereof, there has not occurred any material adverse change in the business, financial condition or results of operations of Purchaser Parent.

        Section 3.12.   SECURITIES ACT REPRESENTATIONS.

                (a) Purchaser is acquiring the Company Shares and the Whiteco Shares for investment for its own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act. Other than the possible contribution of the Company Shares or the Whiteco Shares to a Subsidiary, Purchaser does not have any present intention of selling, granting any participation in, or otherwise distributing any of the Company Shares or the Whiteco Shares otherwise than pursuant to an effective registration statement under the Securities Act or in a transaction exempt from the registration requirements under the Securities Act and applicable state securities laws. Purchaser does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third
Person, with respect to any of the Company Shares or the Whiteco Shares.

                (b) Purchaser acknowledges neither the sale of the Company Shares nor the Whiteco Shares will be registered under the Securities Act or any state securities laws on the basis of a claimed exemption by either Seller that the sale of the Company Shares and the Whiteco Shares as provided for herein is exempt from registration under the Securities Act and applicable state securities laws. Purchaser acknowledges that the availability of such exemptions is predicated in part on Purchaser's representations set forth in this Section 3.12 and that each Seller is relying on such representations.

                (c) Purchaser has received all the information it considers necessary or appropriate for deciding whether to accept the Company Shares and the Whiteco Shares. Purchaser has had an opportunity to ask questions of and to receive answers from each Seller regarding the terms and conditions of the sale of the Company Shares and the Whiteco Shares and the business, properties, financial condition and prospects of each Seller and to obtain additional information (to the extent either Seller possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Purchaser or to which Purchaser had access.

                (d) Purchaser acknowledges that it is able to bear the economic risk of the investment in the Company Shares and the Whiteco Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the benefits and risks of the investment in the Company Shares and the Whiteco Shares.

                (e) Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

                (f) Purchaser acknowledges that neither the Company Shares nor the Whiteco Shares may be sold, transferred or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom and that in the absence of any effective registration statement covering such Shares or an available exemption from registration under the Securities Act, the Company Shares and the Whiteco Shares must be held indefinitely. Purchaser further acknowledges that the neither the Company Shares nor the Whiteco Shares may be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that rule are met.

        Section 3.13. COMMITMENT LETTERS. Purchaser has delivered to Chancellor LA a letter of its lenders committing to fund no less than Seven Hundred Million Dollars ($700,000,000) at Closing specifically for the transactions contemplated by this Agreement (the "COMMITMENT LETTER"). Such Commitment Letter contains no conditions to the funding of such amounts, other than those which are customary for transactions of the type contemplated hereunder. The Commitment Letter shall remain in full force and effect until the date on which Definitive Documentation (as defined in Section 5.6(a)) has been executed, is binding and has been delivered to Chancellor LA.

                                   ARTICLE 4.
                      COVENANTS AND AGREEMENTS OF SELLERS

        Section 4.1. PRELIMINARY TRANSACTIONS. Prior to or concurrent with the Closing, Chancellor LA shall cause the Company and its Subsidiaries to effect, or cause to be effected, the acquisition of outdoor advertising assets pursuant to the Compromise Settlement Agreement and Mutual Release between the Company, Chancellor Media Corporation, Randy Burkett and Jeffrey
Burkett, dated May 5, 1999, and the Asset Purchase Agreement between
Whiteco and Randy Burkett, dated May 5, 1999, all as more particularly described on ANNEX B hereto (the "BURKETT ASSETS"). The transactions contemplated by (i) the sale or other disposal of the Divestiture Assets and (ii) the acquisition of the Burkett Assets shall be referred to herein, collectively, as the "PRELIMINARY TRANSACTIONS."

        Section 4.2. CONDUCT OF BUSINESS. From the date hereof through the Closing, Chancellor LA shall use commercially reasonable efforts to cause the Company and each of its Subsidiaries, except as may be necessary to effect the Preliminary Transactions and except as otherwise contemplated by this Agreement or as consented to by Purchaser or Purchase Parent in writing (which consent will not be unreasonably withheld), to operate its business in the ordinary course and substantially in accordance with past practice and use commercially reasonable efforts not to take any action inconsistent with this Agreement. Without limiting the generality of the foregoing, unless consented to by Purchaser or Purchaser Parent in writing (which consent shall not be unreasonably withheld), Chancellor LA shall cause the Company and each of its Subsidiaries not to, except as contemplated by this
Agreement:

                (a) change or amend its Certificate of Incorporation, Bylaws or other organizational documents, except as otherwise required by law;

                (b) (i) enter into, extend, materially modify, terminate or renew any Contract of a type required to be listed on SCHEDULE 2.8, except in the ordinary course of business, or (ii) settle or otherwise resolve any financial issue, claim or adjustment under any such Contract;

                (c) sell, assign, transfer, convey, lease or otherwise dispose of any material assets or properties, except in the ordinary course of business;

                (d) except as otherwise required by law, take any action with respect to the grant of any severance or termination pay (otherwise than pursuant to policies or agreements of the Company or any of its Subsidiaries in effect on the date hereof) which will become due and payable from the Company or any of its Subsidiaries on or after the Closing Date; make any change in the key management structure of the Company or any of its Subsidiaries, including, without limitation, the hiring of additional officers or the terminations of existing officers, other than in the ordinary course of business;

                (e) acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all of the assets of, or otherwise acquire any material assets or business of any corporation, partnership, association or other business organization or division thereof;

                (f) make any material loans or advances to any partnership, firm or corporation, or, except for expenses incurred in the ordinary course of business, any individual;

                (g) amend any Employee Plan or increase the salary of any management Employee, except in the ordinary course of business;

                (h) alter in any material respect the past practices of the Company or its Subsidiaries with respect to the collection of receivables or payment of payables; or

                (i) enter into any agreement, or otherwise become obligated, to do any action prohibited hereunder; provided, however, that none of the foregoing shall restrict or prohibit the consummation of the Dividend.

        Section 4.3. INSPECTION. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to any Seller, the Company or any Subsidiary of the Company by third parties that may be in the possession of any Seller or the Company from time to time, Chancellor LA shall afford to Purchaser, Purchaser Parent and their accountants, counsel and other representatives reasonable access, during normal business hours, to the properties, books, contracts, commitments, tax returns, records and appropriate officers and employees of the Company and its Subsidiaries, and shall furnish such representatives with all financial and operating data and other information concerning the affairs of the Company and its Subsidiaries as they may reasonably request.

        Section 4.4.    HSR ACT.

                (a) In connection with the transactions contemplated by this Agreement, each Seller (and, to the extent required, its Affiliates) shall comply promptly with the notification and reporting requirements of the HSR Act and use reasonable best efforts to obtain early termination of the waiting period under the HSR Act. Each Seller shall promptly comply with any additional requests for information, including requests for production of documents and production of witnesses for interviews or depositions, by any Antitrust Authority.

                (b) Neither the Company nor any of its Subsidiaries shall acquire any outdoor advertising assets in any county in which the (i) Company or its Subsidiaries and (ii) Purchaser or its Affiliates, own a material number of outdoor advertising assets. For purposes of this Section 4.4(b), "a material number of outdoor advertising assets" shall mean a significant number of outdoor advertising assets in a county, given the total number of outdoor advertising assets in that county.

        Section 4.5. NO SOLICITATIONS. From the date hereof through the Closing, each Seller shall not, and shall not knowingly permit its Affiliates, officers, directors, employees, representatives and agents to, directly or indirectly, encourage, solicit, participate in, initiate or conduct discussions or negotiations with, or provide any information to, any Person or group of Persons (other than Purchaser, Purchaser Parent or any of their Affiliates) concerning any merger, sale of assets, sale of shares of capital stock or similar transactions involving the Company or any Subsidiary or division of the Company.

        Section 4.6. NO SOLICITATION OR HIRING. For a period of five (5) years following the Closing, each Seller shall not, directly or indirectly, hire or offer employment to any employee of the Business whose employment is continued by Purchaser after the Closing Date, unless (a) Purchaser or Purchase Parent first terminates the employment of such employee or gives its prior written consent to such employment or offer of employment, (b) such employee contacts a Seller regarding employment opportunities, (c) such employee responds to any general solicitation by any Seller for employment by such Seller, or (d) the employment of such employee by Purchaser or Purchase
Parent has been terminated.

        Section 4.7. REGISTRATION RIGHTS AGREEMENT AND STOCKHOLDERS AGREEMENT. Each of Chancellor Mezzanine and Chancellor LA shall, on the Closing Date, execute and deliver to Purchaser Parent each of the Registration Rights Agreement and the Stockholders Agreement.

        Section 4.8. REQUESTS FOR INFORMATION. Each Seller shall cooperate with Purchaser Parent in Purchaser Parent's preparation and filing with the SEC of a preliminary proxy or information statement, as applicable, as provided in
Section 5.5, including providing Purchaser Parent with such information about such Seller, the Company and its Subsidiaries, for use in connection with any such preliminary proxy or information statement as Purchaser
Parent may reasonably request. The information so provided by each Seller shall not contain any untrue statement or alleged untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make such statements not misleading, but only to the extent that such untrue statement or omission is contained in any written information so furnished by such Seller specifically for inclusion in such preliminary proxy or information statement.

        Section 4.9. PAYMENT OF CERTAIN EMPLOYEE OBLIGATIONS. From and after the Closing Date, Chancellor LA shall pay any severance obligations and any payments to enforce non-competition provisions (whether such payments are voluntary or not), arising pursuant to the contracts set forth on SCHEDULE 4.9.

                                  ARTICLE 5.
         COVENANTS AND AGREEMENTS OF PURCHASER AND PURCHASER PARENT

        Section 5.1.    HSR ACT.

                (a) In connection with the transactions contemplated by this Agreement, Purchaser and Purchaser Parent (and, to the extent required, their Affiliates) shall comply promptly with the notification and reporting requirements of the HSR Act and use reasonable best efforts to obtain early termination of the waiting period under the HSR Act. Purchaser and Purchaser Parent shall comply promptly with any additional requests for information, including requests for production of documents and production of witnesses for interviews or depositions, by any Antitrust Authorities.

                (b) In connection with the transactions contemplated hereby, Purchaser and Purchaser Parent shall take any and all steps needed to cause the transactions contemplated by this Agreement and the Ancillary Agreements to be consummated at the earliest practicable time, and no later than November 30, 1999.

                (c) Neither Purchaser nor Purchaser Parent shall, nor shall any of their Affiliates, agents or representatives, take, or fail to take, any action which is intended, or is reasonably likely, to impede, hinder or delay approval of the transactions contemplated by this Agreement by the Antitrust Authorities.

                (d) No Seller need give Purchaser or Purchaser Parent prior notice or any opportunity to cure a breach of this Section 5.1 prior to the exercise by any Seller of its right to terminate this Agreement in the event of such breach by Purchaser or Purchaser Parent, in accordance with Section 8.1.

        Section 5.2. NO USE OF "CHANCELLOR" NAME. Promptly following the Closing, each of Purchaser and Purchaser Parent shall take all necessary action to cause the name of the Company and its Subsidiaries to be changed to a name specified in a writing and delivered to Sellers by Purchaser and Purchaser Parent at least ten (10) Business Days prior to the Closing. Following the Closing, Purchaser, Purchaser Parent the Company and its Subsidiaries shall have no rights to the name "Chancellor" or any variant thereof or any trademark, service mark, trade dress, logo or trade name including the name
"Chancellor" or any name similar to it. Following the Closing, each of Purchaser and Purchaser Parent shall cause the Company and each Affiliate of Purchaser and Purchaser Parent to refrain from making any use of the name "Chancellor" or any variant thereof or any trademark, service mark, trade dress, logo or trade name including the name "Chancellor" or any name similar to it within a commercially reasonable period of time.

        Section 5.3.    INVESTIGATION; PURCHASER AND PURCHASER PARENT
ACKNOWLEDGMENT.

                (a) As of the date hereof, each of Purchaser and Purchaser Parent acknowledges and agrees that (i) it has made its own inquiry and investigation into, and, based thereon, has formed an independent judgment concerning, the Company, its Subsidiaries and the Business, (ii) in the course of such inquiry, neither Purchaser nor Purchaser Parent has become aware of any facts which would cause or constitute a breach of any representation or warranty of either Seller set forth herein, and (iii) it has been furnished with or given adequate access to such information about the Company, its Subsidiaries and the Business as it has requested.

                (b) In connection with Purchaser's and Purchaser Parent's investigation of the Company, its Subsidiaries and the Business, each of Purchaser and Purchaser Parent has received from Chancellor LA certain projections, forecasts, plans and budget information concerning the Company, its Subsidiaries and the Business. Each of Purchaser and Purchaser Parent acknowledges that there are uncertainties inherent in attempting to make such projections, forecasts, plans and budgets; that each of Purchaser and Purchaser Parent is familiar with such uncertainties; each of Purchaser and Purchaser Parent is taking full responsibility for making its own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, plans and budgets so furnished to it; and that neither Purchaser nor Purchaser Parent will assert any claim against either Seller or any of either Seller's directors, officers, employees, agents, stockholders, Affiliates, consultants, counsel, accountants, or representatives, or hold such Seller or any such persons liable, with respect thereto.

                (c) Each of Purchaser and Purchaser Parent acknowledges that no Seller makes any representations or warranties concerning the Company, its Subsidiaries, their respective assets or the Business, other than as expressly set forth in Article 2 hereof, and that each Seller expressly disclaims all other representations and warranties, including, without limitation, any warranty of merchantability or fitness for a particular purpose.

        Section 5.4. NO SOLICITATIONS OR HIRING. Prior to Closing, without the prior consent of Chancellor LA, each of Purchaser and Purchaser Parent shall not, and shall not knowingly permit its Affiliates, officers, directors, employees, representatives and agents to, directly or indirectly, hire, offer, participate in, or initiate negotiations concerning, employment to or with any employee of the Company or any of its Subsidiaries.

        Section 5.5.    STOCKHOLDER CONSENT.

                (a) As soon as practicable following the date of this Agreement, Purchaser Parent shall prepare and file with the SEC a preliminary proxy or information statement, as applicable, with respect to its proposal to issue the Lamar Shares and shall use its best efforts to cause the proxy or information statement to be mailed to Purchaser Parent 's stockholders as promptly as practicable after the review process at the SEC has been completed.

                (b) Purchaser Parent agrees and represents and warrants that the proxy or information statement will not, at the date it is first mailed to Purchaser Parent's stockholders or at the time of the Purchaser Parent's stockholders meeting, if any, contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter thereof which has become false or misleading except for information provided to Purchaser Parent by any Seller, for inclusion therein, as to which Purchaser Parent makes no such representation or warranty. Purchaser Parent agrees that the proxy or information statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

                (c) Purchaser Parent agrees that it will take all action necessary in accordance with applicable law and its Certificate of Incorporation and Bylaws to convene a meeting of its stockholders or obtain the written consent of its stockholders for the approval of the issuance of the Lamar Shares. Purchaser Parent will use its best efforts to obtain the approval of its stockholders as soon as practicable after the date hereof.

        Section 5.6.    DEFINITIVE DOCUMENTATION.

                (a) Purchaser will deliver to Chancellor LA, on or prior to August 14, 1999, definitive agreements (which have been executed and delivered by the applicable parties and which are binding), reflecting the commitment by equity and/or senior debt sources reasonably satisfactory to Chancellor LA to provide funding to Purchaser at or prior to Closing in an aggregate amount equal to at least $700,000,000 (the "DEFINITIVE DOCUMENTATION").
The Definitive Documentation shall contain no conditions to the funding of such amounts, other than those which are customary for transactions of the type contemplated hereunder. The Definitive Documentation must remain in full force and effect until the Closing.

                (b) Concurrently with the delivery of the Definitive Documentation, an executive officer of Purchaser will certify to Sellers, in writing, that (i) Purchaser currently is meeting the covenants under its existing lending facility and other existing instruments of indebtedness, and
(ii) Purchaser has no reason to believe that it will be unable to meet the covenants set forth under the Definitive Documentation.

                (c) If the Purchaser fails to deliver the Definitive Documentation and the Certificate provided for in Section 5.6(b) by August 14, 1999, then Sellers shall have the right, by delivery of written notice to Purchaser within the five (5) calendar days following August 14, 1999, to elect to terminate this Agreement. In the event of termination by Sellers pursuant to this Section 5.6(c), this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or their respective Affiliates, officers, directors or stockholders.

        Section 5.7. CONDUCT OF BUSINESS. From the date hereof through the Closing, each of Purchaser and Purchaser Parent shall use commercially reasonable efforts to operate its business in the ordinary course and substantially in accordance with past practice and use commercially reasonable efforts not to take any action inconsistent with this Agreement. Without limiting the generality of the foregoing, unless consented to by Sellers in writing, neither Purchaser nor Purchaser Parent shall:

                (a) change or amend its certificate of incorporation, bylaws or other organizational documents, except as otherwise required by law; or

                (b) take any action that would be prohibited by Article IV the Stockholders Agreement if such agreement were in effect.

        Section 5.8. REGISTRATION RIGHTS AGREEMENT AND STOCKHOLDERS AGREEMENT. Purchaser Parent shall, on the Closing Date, execute and deliver to Sellers the Registration Rights Agreement. Each of Purchaser Parent and Reilly Family Limited Partnership, a Louisiana limited partnership and a stockholder of Purchaser Parent ("RFLP"), shall, on the Closing Date, execute and deliver to Sellers the Stockholders Agreement.

        Section 5.9. INSPECTION. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to Purchaser or Purchaser Parent by third parties that may be in the possession of Purchaser or Purchaser Parent from time to time, each of Purchaser and Purchaser Parent shall afford to Sellers and their accountants, counsel and other representatives reasonable access, during normal business hours, to the properties, books, contracts, commitments, tax returns, records and appropriate officers and employees of the Purchaser and Purchaser Parent, and shall furnish such representatives with all financial and operating data and other information concerning the affairs of the Purchaser and Purchaser Parent as they may reasonably request.

                                  ARTICLE 6.
                       JOINT COVENANTS AND AGREEMENTS

        Section 6.1.    CONFIDENTIALITY.

                (a) Except for any governmental filings required in order to complete the transactions contemplated herein and as Sellers, Purchaser and Purchaser Parent may otherwise agree or consent in writing, all information received by Purchaser, Purchaser Parent and Sellers and their respective representatives in contemplation, or pursuant to the terms, of this Agreement shall be kept in confidence by the receiving party and its representatives; provided, however, that any party hereto may disclose such information to (i) its legal and financial advisors, lenders, financing sources and their respective legal advisors and representatives, and (ii) such third parties as are reasonably necessary to negotiate or consummate the sale or other disposition by Purchaser or Purchaser Parent of assets or lines of business of the Company or any of its Subsidiaries pursuant to a request or governmental order by any Antitrust Authority, so long as such Persons agree to maintain the confidentiality of such information in accordance with this Section 6.1. If the transactions contemplated hereby shall fail to be consummated, all copies of documents or extracts thereof containing information and data as to one of the other parties, including all information prepared by the receiving party's representatives may be destroyed at the option of the receiving party, with notice of such destruction (or return) to be confirmed in writing to the disclosing party. Any information not so destroyed (or returned) will remain subject to these confidentiality provisions (notwithstanding any termination of this Agreement) until the fifth (5th) anniversary of the Closing Date.

                (b) The foregoing confidentiality provisions shall not apply to such portions of the information received which (i) are or become generally available to the public through no action by the receiving party or by such party's representatives, (ii) are or become available to the receiving party on a nonconfidential basis from a source, other than the disclosing party or its representatives, which the receiving party believes, after reasonable inquiry, is not prohibited from disclosing such portions to it by a contractual legal or fiduciary obligation, or (iii) are required by law to be disclosed, and shall not apply to any disclosure by Purchaser or Purchaser Parent after the Closing of any information disclosed by the Company.

        Section 6.2. SUPPORT OF TRANSACTION. Purchaser, Purchaser Parent and each Seller shall each (i) use commercially reasonable efforts to assemble, prepare and file any information (and, as needed, to supplement such information) as may be reasonably necessary to obtain as promptly as practicable all governmental and regulatory consents required to be obtained in connection with the transactions contemplated hereby, (ii) use commercially reasonable efforts to obtain all material consents and approvals of third parties that any of Purchaser, Purchaser Parent, either Seller, or their respective Affiliates are required to obtain in order to consummate the transactions contemplated hereby, (iii) take such other action as may reasonably be necessary or as another party may reasonably request to satisfy the conditions of Article 7 or otherwise to comply with this Agreement, and (iv) provide the other parties, and such other parties employees, officers, accountants, lawyers, financial advisors and other representatives with access to its personnel, properties, business and records under all reasonable circumstances.

        Section 6.3.    [Intentionally Left Blank].

        Section 6.4. TAX MATTERS. The following provisions shall govern the allocation of responsibility as between Purchaser and Purchaser Parent, on the one hand, and Sellers, on the other hand, for certain Tax matters following the Closing Date:

                (a) Chancellor LA shall prepare and file (or cause to be prepared and filed) in a timely manner all Tax Returns for the Company and its Subsidiaries that relate to tax periods that end on or before the Closing Date. All such Tax Returns shall be prepared in a manner consistent with past practices. Purchaser shall prepare and file (or cause to be prepared and filed) in a timely manner all other Tax Returns for the Company and any of its Subsidiaries. All Tax Returns prepared by the Purchaser for any Straddle
Period shall be prepared in a manner consistent with past practices.

                (b) In order to apportion any Taxes that relate to a Straddle Period, the parties hereto will, to the extent permitted by applicable law, elect with the relevant taxing authorities to treat for all purposes the Closing Date as the last day of a taxable period of the Company and of its Subsidiaries, and such period shall be treated as a "Short Period" and a "Pre-Closing
Period" for purposes of this Agreement. In any case where applicable law does not permit the Closing Date to be treated as the last day of a Short Period, then for purposes of this Agreement, the portion of such Taxes that is attributable to the operation of the Company or any of its Subsidiaries for the "Pre-Closing Partial Period" (as defined below) shall be (i) in the case of Taxes that are not based on income gross receipts, the total amount of such Taxes for the period in question multiplied by a fraction, the numerator of which is the number of days in the Pre-Closing Partial Period and the denominator of which is the number of days in the entire period in question and (ii) in the case of any Taxes that are based on income or gross receipts, the Taxes that would be due with respect to the Straddle
Period, if such Straddle Period were a Short Period. "Pre-Closing Partial Period" means with respect to any Taxes imposed on the Company or any of its Subsidiaries for which the Closing Date is not the last day of the Short Period, the period of time beginning on the first day of the actual taxable period that includes (but does not end on) the Closing Date and ending on and including the Closing Date.

        (c) Each of Purchaser and Purchaser Parent covenants that it will not, and it will not cause or permit the Company, the Company's Subsidiaries or any Affiliate of the Purchaser or Purchaser Parent to, (i) take any action on the Closing Date other than in the ordinary course of business, including, but not limited to, the distribution of any dividend or the effectuation of any redemption that could give rise to any Tax liability of any Seller or any of their Affiliates, (ii) make any election or deemed election under
Section 338 of the Code (or any analogous or similar rules in any relevant tax jurisdiction), or (iii) make or change any tax election, amend any Tax Return, take any action, omit to take any action or enter into any transaction, in each case, that results in any increased Tax liability, reduction of any Tax Asset of any Seller, the Company or any Subsidiary of the Company in respect of any period that ends on or before the Closing
Date or any Straddle Period without obtaining the Sellers' consent, which consent shall not be unreasonably withheld.

                (d) Each Seller or the parent of the consolidated group of which each of them is a member may, at its or their option, elect to reattribute certain Tax Assets of the Company or of any Subsidiary of the Company pursuant to Treasury Regulations Section 1.1502-20(g).

                (e) Sellers, Purchaser and Purchaser Parent agree to give prompt notice to each other of any proposed adjustment to taxes for periods for which the other may have liability under this agreement. Sellers, Purchaser and Purchaser Parent shall cooperate with each other in the conduct of any audit or other proceedings involving the Company or any of its Subsidiaries for such periods and each may participate at its own expense. Purchaser and Purchaser Parent shall cause powers of attorney authorizing Sellers or its representative to represent the Company and its subsidiaries before the relevant taxing authority and such other documents as are reasonably necessary for Sellers or their representative to control the conduct of any such audit; provided, however, that Sellers shall not compromise or settle any such audit without obtaining Purchaser's consent, which consent shall not be unreasonably withheld, if such compromise or settlement would result in an increased tax liability or a reduction in any Tax Assets or have the effect of increasing any Tax liability of the Company, any of its Subsidiaries, Purchaser or Purchaser Parent in each case for any taxable period ending after the Closing Date.

                (f) Purchaser and Purchaser Parent shall make (or cause to be made), an election under Section 172(b)(3) of the Code (or any analogous or similar rules in any relevant tax jurisdiction, to the extent permitted by law) to relinquish the entire carryback period with respect to any net operating loss attributable by the Company or any of its Subsidiaries in any taxable period beginning after the Closing Date that could be carried back to a taxable year of the company and its subsidiaries ending on or before the closing date. Except for any carrybacks of Tax credits, neither Seller nor any Affiliate of either Seller shall be required to pay to Purchaser, Purchaser Parent, the Company or the Company's Subsidiaries any refund or credit of Taxes that results from the carryback to any tax period ending on or before the closing date of any net operating loss, capital credit or other Tax Asset attributable to the Company or any of its Subsidiaries from any tax period beginning after the Closing Date.

                (g) Sellers, Purchaser and Purchaser Parent agree to furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information and assistance (including access to books and records) relating to the Company or any of its Subsidiaries as is reasonably necessary for the preparation of any Tax Return, claim for refund or audit, and the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment.

                (h) After the Closing, Purchaser shall pay to Chancellor LA any refunds of or credits for Taxes (net of any income Tax liability incurred as a result of receiving such refund or credit) relating to the Company or any of its Subsidiaries for periods ending on or before the Closing Date and for Pre-Closing Partial Periods except to the extent any such refund or credit is reflected as an asset on the Closing Balance
Sheet. Purchaser shall cause powers of attorneys authorizing Chancellor LA or its representatives to represent the Company and its Subsidiaries before the relevant taxing authority and such other documents as are reasonably necessary for Chancellor LA or its representatives to receive any refunds or credits that Chancellor LA is entitled to receive pursuant to the preceding sentence; provided, however, that Chancellor LA shall not be permitted to file for any refund or credit without obtaining the Purchaser's consent, which consent shall not be unreasonably withheld, if the receipt of such refund or credit would have the effect of increasing any Tax liability or reducing any Tax Asset of the Company, any of its Subsidiaries, Purchaser or Purchaser Parent (except for an increase of income Tax liability incurred as a result of receiving such refund or credit) for any taxable period ending after the Closing Date.

                (i) Sellers, Purchaser and Purchaser Parent agree that all transfer documentary, sales, use, stamp, registration and other similar taxes ("CONVEYANCE TAXES") incurred solely as a result of a change of control of the Company or its Subsidiaries occurring upon consummation of this Agreement shall be borne 50% by Purchaser and 50% by Chancellor LA. Chancellor LA's liability for its share of Conveyance Taxes shall be discharged exclusively through an accrual on the Closing Balance Sheet of its share of Conveyance Taxes.

                (j)  Chancellor LA shall be liable for and shall pay all Taxes
(i) of the Company or any of the Company's Subsidiaries in respect of any taxable period ending on or before the Closing Date; (ii) of the Company or any of the Company's Subsidiaries in respect of any Straddle Period to the extent such Taxes are attributable to the Pre-Closing Partial Period as determined in Section 6.4(b); (iii) that are imposed on the Company or any of the Company's Subsidiaries under Treasury Regulation 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor with respect to any taxable period ending on or before the Closing Date or with respect to any Pre-Closing Partial Period;
(iv) imposed on the Company or any of the Company's Subsidiaries pursuant to any Tax sharing agreement existing as of the Closing Date; provided, however, that in each case Chancellor LA shall not be liable for and shall not be required to pay such Taxes to the extent such Taxes are accrued on the Closing Balance Sheet; and (v) of the Company or any of the Company's Subsidiaries resulting from the payment of the Dividend for any taxable period, whether such period begins before or after the Closing.

        Section 6.5.    CERTAIN EMPLOYEE BENEFITS MATTERS.

                (a) Purchaser shall or shall cause the Company and its Subsidiaries to employ, effective as of the Closing Date, each of the employees of the Company and its Subsidiaries who are, immediately prior to the Closing, actively employed or on vacation, leave of absence, disability or sick leave or lay-off (the "TRANSFERRED EMPLOYEES"). For purposes of vacation entitlement only, Purchaser shall cause Purchaser's employee benefit plans to recognize all service for the purpose of determining vesting of benefits, participation eligibility and benefit accrual by Transferred Employees with the Company, any of its Subsidiaries and Chancellor LA, including service with predecessor employers to the extent that such service was recognized by the analogous plans of the Company, any of its Subsidiaries or either Seller such that no break or interruption of employment or participation shall be deemed to have occurred with respect to the Transferred Employees by reason of the transactions contemplated by this Agreement.

                (b) Purchaser agrees that any pre-existing condition exclusions or waiting periods imposed under Purchaser's welfare benefit plans will be no more restrictive than the analogous provisions under the applicable plans of Chancellor LA or the Company (and shall be applied utilizing the service crediting rules set forth in the last sentence of
Section 6.5(a)) with respect to any Transferred Employee and his or her covered dependents and Purchaser (or Purchaser's employee benefit plans) shall assume all liabilities relating to all claims by Transferred Employees (and their dependents and beneficiaries) for benefits under all medical, dental, employee assistance, life, accidental death and dismemberment, dependent life, short- and long-term disability plans which are submitted on and after the Closing Date (including claims related to hospital stays commenced on or before the Closing Date). Purchaser shall provide that any expenses incurred under any Welfare Plan by a Transferred Employee or his or her covered dependents during the plan year that includes the Closing Date shall be taken into account under any applicable health plan maintained by Purchaser for such plan year for purposes of satisfying applicable deductible, coinsurance and maximum out-of-pocket provisions.

                (c) Purchaser shall provide continuation coverage to Transferred Employees and former employees of the Company and its Subsidiaries (and their covered dependents and qualified beneficiaries) who are receiving continuation coverage required under Code Section 4980B(f) ("COBRA CONTINUATION COVERAGE") at the Closing, with respect to whom a qualifying event occurred prior to the Closing and for which the applicable election period for COBRA Continuation Coverage has not expired as of the Closing Date, or with respect to whom a qualifying event occurs as a result of the Closing of the transaction contemplated by this Agreement in compliance with the provisions of Code Section 4980B and ERISA Section 601 et seq.

                (d)  SAVINGS PLANS.

                     (i) As soon as is practicable after the Closing Date, but effective as of such date, Purchaser shall adopt or designate a 401(k) Savings Plan (the "PURCHASER SAVINGS PLAN") and shall establish a trust pursuant thereto (the "PURCHASER SAVINGS TRUST"). As soon as is practicable after the Closing Date, Purchaser shall furnish to Sellers a determination letter finding the Purchaser Savings Plan and the Purchaser Savings Trust to be qualified and tax-exempt under Sections 401(a) and 501(a) of the Code.

                     (ii) As soon as practicable after Sellers' receipt of a copy of such letter, Sellers shall cause the Chancellor Media Corporation 401(k) Savings Plan (the "SELLER SAVINGS PLAN") and the Trust pursuant thereto (the "SELLER SAVINGS TRUST") to transfer to the Purchaser Savings Plan and Purchaser Savings Trust the accounts under the Seller Savings Plan and the Seller Savings Trust (and the assets and liabilities therein) attributable to any employee of the Company as of immediately prior to the Closing Date or any employee of either Seller or any of their Affiliates, in any case, who will continue their employment with or shall become an employee, of the Company or Purchaser or any of its Affiliates as of the Closing Date (the "EMPLOYEES"). Sellers shall cause all of such accounts to be fully vested upon such transfer. Such transfer shall be made in the form of cash. Such transfer shall satisfy the requirements of Code Sections 401(a)(12) and 414(l) and the regulations pursuant thereto. Prior to such transfer, Purchaser will provide Sellers with such documents and other information as Sellers shall reasonably request to assure itself that the Purchaser Savings Plan and the Purchaser Savings Trust contain participant loan provisions and procedures necessary to effect the orderly transfer of participant loan balances associated with the transfer of assets. Prior to such transfer, Sellers will provide Purchaser with such documents and other information as Purchaser shall reasonably request to assure itself that the Seller Savings Plan and Seller Savings Trust are qualified and tax-exempt under the provisions of Code Sections 401(a) and 501(a) respectively as of the date of such transfer. The Purchaser Savings Plan shall preserve for the Employees all benefits, rights and features as required under Section 411(d)(6) of the Code and Purchaser agrees not to eliminate the ability to make participant loans without giving all participants in the Purchaser Savings Plan at least three (3) months advance notice. Sellers shall provide to Purchaser copies of such personnel and other records of Sellers pertaining to the Employees and such records of any agent or representative of either Seller, in each case pertaining to the Seller Savings Plan and Seller Savings Trust and as Purchaser may reasonably request in order to administer and manage the accounts and assets transferred to the Purchaser Savings Plan and Purchaser Savings Trust. Upon such transfer, the Purchaser Savings Plan shall assume all liabilities and obligations whatsoever with respect to all amounts transferred from the Seller Savings Plan and Seller Savings Trust to the Purchaser Savings Plan and Purchaser Savings Trust in respect of the Employees and each Seller and its Affiliates and the Seller
     Savings Plan and Seller Savings Trust shall be relieved of all such liabilities and obligations. Purchaser and Sellers shall cooperate in the filing of documents required by the transfer of assets and liabilities described herein.

                     (iii) The Purchaser Savings Plan shall preserve for the Employees all of their benefits accrued under the Seller Savings Plan as of the date of transfer. The Purchaser Savings Plan shall also provide that an Employee's period of employment with either Seller, the Company, any of their Subsidiaries or any predecessor thereof (as applicable) for which credit was given under the Seller Savings Plan shall be given equivalent credit under the Purchaser Savings Plan to the effect that if any Employee becomes an employee of the Company or Purchaser as of the Closing Date, or thereafter by reason of recall, no interruption in participation, benefit accrual or vesting service shall be deemed to have occurred for such Employee under the Purchaser Savings Plan by reason of the change in employment contemplated by this Agreement. The Purchaser Savings Plan shall further contain all such provisions as are necessary for the transfer not to cause Seller Savings Plan to fail to satisfy requirements of Code Sections 401(a) or 401(k).

                     (iv) As soon as is practicable after the Closing Date and prior to the transfer contemplated under this Section 6.5(d), Sellers AND Purchaser shall make such filings as are required under Code Section 6058(b) with respect to such transfers including the filing of form 5310-A.

                (e) Purchaser shall be liable for all obligations with respect to claims of Transferred Employees for workers compensation for incidents remaining unpaid on the Closing Date to the extent reflected as a liability or reserved for on the Closing Balance Sheet.

                (f) Nothing contained in this Agreement shall confer upon any Transferred Employee any rights with respect to continuance of employment by purchaser, nor shall any provision of this agreement create any third party beneficiary rights in any Transferred employee, any beneficiary or dependents thereof, or any collective bargaining representative thereof.

                (g) Notwithstanding the foregoing provisions of this Section 6.5, Sellers agree to cause the termination, prior to the Closing (the "Pre-Closing Terminations"), of any Transferred Employees that Purchaser or Purchaser Parent requests in writing at least ten (10) days prior to the Closing Date; provided, that the indemnification provisions set forth in
Section 9.3 shall apply.

                               ARTICLE 7.
                         CONDITIONS TO OBLIGATIONS

        Section 7.1. CONDITIONS TO OBLIGATIONS OF PURCHASER, PURCHASER PARENT AND SELLERS. The obligations of Purchaser, Purchaser Parent and Sellers to consummate, or cause to be consummated, the transactions contemplated hereby are subject to the satisfaction of the following conditions, any one or more of which may be waived in writing by such parties:

                (a) there shall not be in force any order or decree, statute, rule or regulation nor shall there be on file any complaint by a governmental agency seeking an order or decree, restraining, enjoining or prohibiting the consummation of the transactions contemplated hereby, and none of Purchaser, Purchaser Parent or either seller shall have received notice from any Governmental Authority that it has determined to institute any suit or proceeding to restrain or enjoin the consummation of the transactions contemplated hereby or to nullify or render ineffective this Agreement if consummated, or to take any other action which would result in the prohibition or a material change in the terms of the transactions contemplated hereby.

                (b) In connection with the consummation of the transactions contemplated by this Agreement, Chancellor LA shall have obtained all necessary approvals and consents to the consummation of the transactions contemplated hereby from its senior lenders, including without limitation, the Dividend and releases from any and all applicable Liens created by such lenders and releases from any and all guarantees of each of the Company and its Subsidiaries.

                (c) THE ISSUANCE OF THE LAMAR SHARES SHALL HAVE BEEN DULY APPROVED BY THE STOCKHOLDERS OF PURCHASER PARENT.

        Section 7.2. CONDITIONS TO OBLIGATIONS OF PURCHASER AND PURCHASER PARENT. The obligations of Purchaser and Purchaser Parent to consummate, or cause to be consummated, the transactions contemplated by this Agreement are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by Purchaser and Purchaser Parent:

                (a) Each of the representations and warranties of each Seller contained in this Agreement shall be true and correct both on the date hereof and as of the Closing, as if made anew at and as of that time
(unless to the extent that any such representations and warranties expressly relate to an earlier time, in which case they shall be true and correct at such earlier time), and each of the covenants and agreements of each Seller to be performed as of or prior to the Closing shall have been duly performed, except in each case for changes after the date hereof which are contemplated or expressly permitted by this Agreement, except where (i) the failure of the representations and warranties to be true and correct, or (ii) the failure of the covenants and agreements to be performed, as the case may be, would not have a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole.

                (b) Chancellor LA shall have delivered to Purchaser and Purchaser Parent a certificate signed by an officer of Chancellor LA, dated the Closing, certifying that, to the best of the knowledge and belief of such officer, the conditions specified in Section 7.1(b), as they relate to Chancellor LA, and Section 7.2(a), to the extent they relate to Chancellor LA, have been fulfilled.

                (c) Chancellor Mezzanine shall have delivered to Purchaser and Purchaser Parent a certificate signed by an officer of Chancellor Mezzanine, dated the Closing, certifying that, to the best of the knowledge and belief of such officer, the conditions precedent specified in Section 7.2(a), to the extent they relate to Chancellor Mezzanine, have been fulfilled.

                (d) Any consent required for the consummation of the transactions contemplated hereby under any Contract required to be listed on SCHEDULE 2.8 hereto or for the continued enjoyment by the Company and its Subsidiaries of the benefits of any such Contract after the Closing shall have been obtained, except where the failure to obtain such consent would not have a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole.

                (e) Each Seller shall have duly executed and delivered the Registration Rights Agreement.

                (f) Each Seller shall have duly executed and delivered the Stockholders Agreement.

                (g) Each Seller shall have delivered, or caused to be delivered, to Purchaser and Purchaser Parent an executed affidavit, dated not more than 30 days prior to the Closing Date, in accordance with Code
Section 1445(b)(2) and Treasury Regulation Section 1.1445-2(b), which statement certifies that such Seller is not a foreign person and sets forth such Seller's name, taxpayer identification number and address.

                (h) As of the Closing, Sellers shall have caused to be eliminated all intercompany receivables and payables between any Seller, the Company and its Subsidiaries.

        Section 7.3. CONDITIONS TO THE OBLIGATIONS OF SELLERS. The obligation of each Seller to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by each Seller:

                (a) All waiting periods under the HSR Act applicable to the transactions contemplated hereby shall have expired or been terminated.

                (b) Each of the representations and warranties of Purchaser and Purchaser Parent contained in this Agreement shall be true and correct in all material respects both on the date hereof and as of the Closing, as if made anew at and as of that time (unless to the extent that any such representations and warranties expressly relate to an earlier time, in which case they shall be true and correct at such earlier time), and each of the covenants and agreements of Purchaser and Purchaser Parent to be performed as of or prior to the Closing shall have been duly performed in all material respects, except in each case for changes after the date hereof which are contemplated or expressly permitted by this Agreement.

                (c) Purchaser shall have delivered to each Seller a certificate signed by an officer of Purchaser, dated the Closing, certifying that, to the best of the knowledge and belief of such officer, the conditions specified in Section 7.3(b), to the extent they relate to Purchaser, have been fulfilled.

                (d) Purchaser Parent shall have delivered to each Seller a certificate signed by an officer of Purchaser Parent, dated the Closing certifying that, to the best of the knowledge and belief of such officer, the conditions specified in Section 7.3(b), to the extent they relate to Purchaser Parent, have been fulfilled.

                (e) Purchaser Parent shall have duly executed and delivered the Registration Rights Agreement.

                (f) Purchaser Parent shall have duly executed and delivered the Stockholders Agreement.

                                 ARTICLE 8.
                                TERMINATION

        Section 8.1. TERMINATION. This Agreement may be terminated and the transactions contemplated hereby abandoned:

                (a) By mutual written consent of the parties at any time prior to the Closing.

                (b) Prior to the Closing, by written notice to Sellers from Purchaser and Purchaser Parent, if (i) there is any material breach of any representation, warranty, covenant or agreement on the part of either
Seller set forth in this Agreement, or if a representation or warranty of either Seller shall be untrue in any material respect, in either case, such that the condition specified in Section 7.2(a) hereof would not be satisfied at the Closing (a "TERMINATING SELLER BREACH"), except that, if such Terminating Seller Breach is curable by any Seller through the exercise of commercially reasonable efforts, then, for a period of up to thirty (30) calendar days, but only as long as any Seller continues to use commercially reasonable efforts to cure such Terminating Seller Breach (the "SELLER CURE PERIOD"), such termination shall not be effective, and such termination shall become effective only if the Terminating Seller Breach is not cured within the Seller Cure Period, (ii) the Closing has not occurred on or before December 1, 1999, other than as a result of (A) a breach of a representation, warranty, covenant or agreement of Purchaser or Purchaser Parent, or (B) a failure of all waiting periods under the HSR Act applicable to the transactions contemplated hereby to have expired or been terminated, or (iii) consummation of any of the transactions contemplated hereby is enjoined, prohibited or otherwise restrained by the terms of a final, non-appealable order or judgment of a court of competent jurisdiction.

                (c) Prior to the Closing, by written notice to Purchaser and Purchaser Parent from either Seller, if (i) there is any material breach of any representation, warranty, covenant or agreement on the part of Purchaser or Purchaser Parent set forth in this Agreement, or if a representation or warranty of Purchaser or Purchaser Parent shall be untrue in any material respect, in either case, such that the condition specified in Section 7.3(a) hereof would not be satisfied at the Closing, except as expressly provided in Sections 5.1 and 5.6 hereof (a "TERMINATING PURCHASER BREACH"), except that, if such Terminating Purchaser Breach is curable by Purchaser or Purchaser Parent through the exercise of commercially reasonable efforts, then, for a period of up to thirty (30) calendar days, but only as long as Purchaser or Purchaser Parent continues to exercise such commercially reasonable efforts to cure such Terminating Purchaser Breach (the "PURCHASER CURE PERIOD"), such termination shall not be effective, and such termination shall become effective only if the Terminating Purchaser Breach is not cured within the Purchaser Cure Period,
(ii) the Closing has not occurred on or before December 1, 1999, other than as a result of a breach of a representation, warranty, covenant or agreement of either Seller, or (iii) consummation of any of the transactions contemplated hereby is enjoined, prohibited or otherwise restrained by the terms of a final, non-appealable order or judgment of a court of competent jurisdiction.

        Section 8.2. EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or their respective Affiliates, officers, directors or stockholders, other than liability of either Seller or of Purchaser or Purchaser Parent, as the case may be, for such party's breaches of this Agreement occurring prior to such termination. The provisions of Sections 6.1, 11.7, 11.11 and
11.12 hereof shall survive any termination of this Agreement.

        Section 8.3. OTHER TERMINATION. This Agreement may also be terminated pursuant to Sections 5.6(d) or 4.9(b) hereof. The effect of a termination of this Agreement pursuant to either Section 5.6(d) or 4.9(b) shall have the effect set forth in Section 5.6(d) or 4.9(b), as the case may be.

                                 ARTICLE 9.
                              INDEMNIFICATION

        Section 9.1. SURVIVAL OF REPRESENTATIONS. The representations and warranties of each Seller contained herein shall survive the Closing for a period of twelve (12) months following the Closing Date; provided that, the representations and warranties of Sellers set forth in Sections 2.4 and 2.6 shall survive without limitation; provided further that the representations and warranties of Sellers set forth in Section 2.16 shall survive for a period equal to the applicable statute of limitations for all Taxes imposed as a result of any breach of Section 2.16. None of the representations and warranties of Purchaser or Purchaser Parent contained herein shall survive the Closing.

        Section 9.2.    INDEMNIFICATION OF PURCHASER AND PURCHASER PARENT.

                (a) Each Seller shall indemnify and hold each of Purchaser and Purchaser Parent and its officers, directors, employees and Affiliates harmless from any damage, claim, liability or expense, including, without limitation, reasonable attorneys' fees (collectively "DAMAGES"), arising out of or relating to the breach of any warranty, representation, covenant or agreement of such Seller contained in this Agreement.

                (b) Notwithstanding the foregoing, (i) neither Purchaser nor Purchaser Parent shall be entitled to indemnification for any Damages unless and until the amount of all Damages for which Purchaser or Purchaser Parent is entitled to indemnification exceeds Two Million Five Hundred Thousand Dollars ($2,500,000) (the "THRESHOLD AMOUNT"), at which time Purchaser and Purchaser Parent shall be entitled to indemnification only for all such Damages sustained by Purchaser and Purchaser Parent to the extent that the amount of such Damages exceeds the Threshold Amount, (ii) in no event shall the aggregate amount of Damages for which Purchaser and Purchaser Parent shall be entitled to indemnification exceed Twenty-Five Million Dollars ($25,000,000), and (iii) the amount of Damages for which Purchaser and Purchaser Parent are entitled to indemnification shall be reduced by (A) any tax benefit or deduction allowable as a result of the incurrence of such Damages or the facts or circumstances giving rise thereto, and (B) any insurance recoveries or other indemnities, contributions or similar payments recoverable from any third party as a result of the incurrence of such Damages or the facts or circumstances giving rise thereto.

                (c) Each of Purchaser and Purchaser Parent hereby agrees to take, and to cause its Affiliates to take, all reasonable steps to mitigate any Damages incurred or to be incurred by Purchaser, Purchaser Parent or their respective Affiliates upon and after becoming aware of any event which could reasonably be expected to give rise to any Damages.

        Section 9.3. INDEMNIFICATION OF SELLERS. Each of Purchaser and Purchaser Parent shall indemnify and hold each of Chancellor LA and Chancellor Mezzanine and its officers, directors, employees and Affiliates (the "Seller Indemnitees") harmless from any damage, claim, liability or expense, including, without limitation, reasonable attorney's fees, arising out of or relating to the Pre-Closing Terminations, including without limitation, under the Worker Adjustment and Retraining Notification Act ("WARN") or any state law similar to WARN, that would not have been a damage, claim, liability or expense of any Seller Indemnitee if such Pre-Closing
Terminations had actually occurred after the Closing.

        Section 9.4. CONDUCT OF PROCEEDINGS. If any claim, action, suit or proceeding covered by the foregoing agreements to indemnify and hold harmless (a "PROCEEDING") shall arise, the party seeking indemnification (the
"INDEMNIFIED PARTY") shall give written notice thereof to the party from whom indemnification is being sought (the "INDEMNIFYING PARTY") promptly after the Indemnified Party, learns of the existence of such Proceeding; provided, however, that failure of the Indemnified Party to give any such Indemnifying Party prompt notice shall not bar the right of the Indemnified Party to indemnification unless such failure has materially prejudiced the Indemnifying Party's ability to defend the Proceeding. The Indemnifying
Party shall have the right to employ counsel reasonably acceptable to the Indemnified Party to defend against any such Proceeding, or to compromise, settle or otherwise dispose of the same, if such Indemnifying Party deems it advisable to do so (in its reasonable judgment), all at the expense of such Indemnifying Party; provided that, such Indemnifying Party shall not settle, or consent to entry of any judgment in any Proceeding, without obtaining a release of the Indemnified Party from, or agreeing to indemnify the Indemnified Party for, all damages in respect of the claims underlying such Proceeding. The parties will fully cooperate in any such action, and shall make available to each other any books or records useful for the defense of any such Proceeding. If any Indemnifying Party against whom an indemnification claim is made fails to acknowledge in writing its obligation to defend against or settle such Proceeding within thirty (30) days after receiving notice thereof from an Indemnified Party (or such shorter time specified in the notice as the circumstances of the matter may dictate), such Indemnified Party shall have the right to undertake the defense and settlement of any such Proceeding, at such Indemnifying Party's expense; provided that, if such Indemnified Party assumes the defense of any such Proceeding, such Indemnified Party shall not settle such Proceeding prior to final judgment thereon or forego any appeal with respect thereto without the prior written consent of such Indemnifying
Party (which consent may not be unreasonably withheld).

        Section 9.5. SOLE REMEDY; TIME LIMITATION. After the Closing has occurred, the right to indemnification under this Article 9 shall be the exclusive remedy of Purchaser and Purchaser Parent hereto in connection with any breach by either Seller of its representations, warranties, covenants or agreements contained herein. Notwithstanding the foregoing provisions of this
Article 9, neither Seller shall have any responsibility or obligation with respect to any claim for indemnification asserted pursuant to this Article
9 unless such claim is asserted in writing by Purchaser and Purchaser
Parent to such Seller within the survival period provided in Section 9.1.

                                ARTICLE 10.
                            CERTAIN DEFINITIONS

                As used herein, the following terms shall have the following meanings:

                "ACTION" means any action, suit, arbitration or other proceeding by or before any Governmental Authority.

                "ADJUSTMENT AMOUNT" has the meaning specified in Section
1.5.

                "ADVERTISING CONTRACTS" means Chancellor LA's and its Subsidiaries' interest in Contracts for outdoor advertising displays by customers and clients of Chancellor LA and its Subsidiaries.

                "AFFILIATE" means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, through one or more intermediaries or otherwise.

                "AFFILIATED GROUP" means any affiliated group within the meaning of Code Section 1504(a).

                "AGREEMENT" has the meaning specified in the Preamble hereto.

                "ANCILLARY AGREEMENTS" shall mean the Registration Rights Agreement, the Stockholders Agreement, and the Voting Agreement.

                "ANTITRUST AUTHORITIES" means the Antitrust Division of the United Stated Department of Justice, the United States Federal Trade Commission or the antitrust or competition law authorities of any other jurisdiction (whether United States, foreign or multinational).

                "APPLICABLE RATE" has the meaning specified in
Section 1.5.

                "APPROVALS CERTIFICATE" has the meaning specified in
Section 4.9(a).

                "AUDITOR" has the meaning specified in Section 1.5.

                "BURKETT ASSETS" has the meaning specified in Section
4.1.

                "BUSINESS" means the outdoor advertising business conducted by the Company and its Subsidiaries.

                "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

                "CASH CONSIDERATION" has the meaning specified in Section
1.3.

                "CHANCELLOR LA" has the meaning specified in the Preamble hereto.

                "CHANCELLOR MEZZANINE" has the meaning specified in the Preamble hereto.

                "CHANCELLOR SHARES" has the meaning specified in the Preamble hereto.

                "CLOSING" has the meaning specified in Section 1.4.

                "CLOSING BALANCE SHEET" has the meaning specified in
Section 1.5.

                "CLOSING DATE" has the meaning specified in Section 1.4.

                "CLOSING DATE NET WORKING CAPITAL" has the meaning specified in Section 1.5.

                "COBRA CONTINUATION COVERAGE" has the meaning specified in Section 6.5.

                "CODE" means the Internal Revenue Code of 1986, as amended.

                "COMMITMENT LETTER" has the meaning specified in Section 5.6.

                "COMPANY" has the meaning specified in the Recitals hereof.

                "COMPANY CASH CONSIDERATION" has the meaning specified in
Section 1.3.

                "COMPANY SHARES" has the meaning specified in the Recitals hereof.

                "CONFIDENTIALITY AGREEMENT" has the meaning specified in Section 11.8.

                "CONTRACTS" means any contracts, agreements, subcontracts or leases.

                "CONVEYANCE TAXES" has the meaning specified in Section 6.4.

                "DAMAGES" has the meaning specified in Section 9.2.

                "DEFINITIVE DOCUMENTATION" has the meaning specified in Section 5.6.

                "DETERMINATION DATE" has the meaning specified in Section 1.5.

                "DIVESTITURE ASSETS" has the meaning specified in Section 4.1.

                "DIVIDEND" has the meaning specified in Section 1.1.

                "EMPLOYEES" has the meaning specified in Section 6.5.

                "EMPLOYEE PLANS" has the meaning specified in Section 2.12.

                "ENVIRONMENTAL LAWS" means, collectively, all applicable U.S. federal, state or local laws, statutes, ordinances, rules, regulations, codes or common law relating to health, safety, pollution or protection of the environment, as in effect as of the date hereof.

                "ERISA" has the meaning specified in Section 2.12.

                "EXCHANGE ACT" has the meaning specified in Section 3.7.

                "FINAL JUDGMENTS" means (i) the Final Judgments of the United States District Court for the District of Columbia in the case of U.S. V. CHANCELLOR MEDIA AND CANS & COMPANY, filed November 12, 1998, and
(ii) the Final Judgment of the United States District Court for the District of Columbia in the case of U.S. V. CHANCELLOR MEDIA AND WHITECO INDUSTRIES, ET AL., filed November 25, 1998.

                "GAAP" has the meaning specified in Section 1.5.

                "GOVERNMENTAL AUTHORITY" means any Federal, state, municipal or local government, governmental authority, regulatory or administrative agency.

                "HSR ACT" means the Hart-Scott-Rodino Antitrust
Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

                "INDEMNIFIED PARTY" has the meaning specified in Section 9.4.

                "INDEMNIFYING PARTY" has the meaning specified in Section 9.4.

                "INTELLECTUAL PROPERTY" has the meaning specified in Section
2.9.

                "IRS" means the United States Internal Revenue Service.

                "LAMAR LA SHARES" has the meaning specified in Section 1.3.

                "LAMAR MEZZANINE SHARES" has the meaning specified in Section
1.3.

                "LAMAR SHARES" has the meaning specified in Section 1.3.

                "LEASED REAL PROPERTY" means all real property leases to which the Company or any of its Subsidiaries are a party.

                "LIEN" means any mortgage, deed of trust, pledge, hypothecation, encumbrance, security interest or other lien of any kind.

                "MINIMUM NET WORKING CAPITAL" has the meaning specified in Section 1.5.

                "MULTIEMPLOYER PLAN" has the meaning specified in Section 2.12.

                "NET WORKING CAPITAL" has the meaning specified in Section 1.5.

                "ORIGINAL AGREEMENT" has the meaning specified in the Recitals hereof.

                "OWNED REAL PROPERTY" means all real property owned by the Company or any of its Subsidiaries.

                "PBGC" has the meaning specified in Section 2.12.

                "PENSION PLAN" has the meaning specified in Section 2.12.

                "PERMITS" means all licenses, permits, approvals, authorizations or consents of any Governmental Authority, whether federal, foreign, state, municipal or local, pertaining to the Business.

                "PERMITTED LIENS" means (i) mechanics, materialmen's and similar Liens with respect to any amounts not yet due and payable or which are being contested in good faith through appropriate proceedings, (ii) Liens for Taxes not yet due and payable or which are being contested in good faith through appropriate proceedings, (iii) Liens arising in connection with the sale of foreign receivables, (iv) Liens on goods in transit incurred pursuant to documentary letters of credit, (v) Liens securing rental payments under capital lease agreements, (vi) Liens arising in favor of the United States Government as a result of progress payment clauses contained in any Contract, (vii) encumbrances and restrictions on real property that do not materially interfere with the present uses of such real property, and (viii) other Liens arising in the ordinary course of business and not incurred in connection with the borrowing of money.

                "PERSON" means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, governmental agency or instrumentality or other entity of any kind.

                "PRE-CLOSING PARTIAL PERIOD" has the meaning specified in
Section 6.4.

                "PRE-CLOSING TERMINATION" has the meaning specified in
Section 6.5.

                "PRELIMINARY TRANSACTIONS" has the meaning specified in
Section 4.1.

                "PROCEEDING" has the meaning specified in Section 9.4.

                "PRO FORMA BALANCE SHEET" has the meaning specified in
Section 2.7.

                "PRO FORMA STATEMENT OF OPERATIONS" has the meaning specified in Section 2.7.

                "PURCHASER" has the meaning specified in the Preamble hereto.

                "PURCHASER CURE PERIOD" has the meaning specified in
Section 8.1.

                "PURCHASER PARENT" has the meaning specified in the Preamble hereto.

                "PURCHASER PARENT CLASS A COMMON STOCK" has the meaning specified in Section 1.3.

                "PURCHASER PARENT CLASS A PREFERRED STOCK" has the meaning specified in Section 3.6.

                "PURCHASER PARENT CLASS B COMMON STOCK" has the meaning specified in Section 3.6.

                "PURCHASER PARENT PREFERRED STOCK" has the meaning specified in
Section 3.6.

                "PURCHASER PARENT SEC DOCUMENTS" has the meaning specified in Section 3.7.

                "PURCHASER PARENT STOCK OPTIONS" has the meaning specified in Section 3.6.

                "PURCHASER SAVINGS PLAN" has the meaning specified in
Section 6.5.

                "PURCHASER SAVINGS TRUST" has the meaning specified in
Section 6.5.

                "PURCHASER SEC DOCUMENTS" has the meaning specified in
Section 3.7.

                "PWC" has the meaning specified in Section 1.5.

                "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement among Purchaser Parent and each Seller, dated the Closing Date, in the form attached as ANNEX D.

                "RESTRUCTURING" means the corporate restructuring effected by Purchaser on July 20, 1999 pursuant to which Purchaser became the wholly-owned subsidiary of Purchaser Parent.

                "RFLP" has the meaning specified in Section 5.8.

                "SEC" has the meaning specified in Section 3.4.

                "SECURITIES ACT" has the meaning specified in Section 3.7.

                "SELLER INDEMNITEES" has the meaning specified in Section 9.3.

                "SELLERS" has the meaning specified in the Preamble hereto.

                "SELLER CURE PERIOD" has the meaning specified in Section 8.1.

                "SELLER SAVINGS PLAN" has the meaning specified in Section 6.5.

                "SELLER SAVINGS TRUST" has the meaning specified in Section 6.5.

                "STOCKHOLDERS AGREEMENT" means that Stockholders
Agreement among Purchaser Parent, each Seller and the other signatories listed therein, dated as of the Closing Date, in the form attached as ANNEX E.

                "STRADDLE PERIOD" means any taxable period which begins before and ends after the Closing Date.

                "SUBSIDIARY" means, with respect to any Person, a corporation or other entity of which 50% of more of the voting power of the equity securities or equity interests is owned, directly or indirectly, by such Person. Except as otherwise expressly provided herein, references to Subsidiaries of the Company shall be deemed to include Whiteco.

                "TAX" or "TAXES" means all income, gross receipts, sales, use, employment, franchise, profits, property or other fees, stamp duties, assessments or similar charges (whether payable directly or by withholding), together with any interest and any penalties or additions to tax imposed by any tax authority with respect thereto.

                "TAX ASSET" means any net operating loss, net capital loss, investment tax credit, foreign tax credit, charitable deduction or any other credit or tax attribute which could reduce Taxes (including, without limitation, deductions and credits related to alternative minimum taxes).

                "TAX RETURNS" means all returns and reports (including elections, declarations, disclosure schedules, estimates and information returns, claims for refund, or statements of any kind or nature relating to Taxes, in any schedule or amendment thereto and any amendment thereof) required to be supplied to a Tax authority relating to Taxes.

                "TERMINATING PURCHASER BREACH" has the meaning specified in Section 8.1.

                "TERMINATING SELLER BREACH" has the meaning specified in
Section 8.1.

                "THRESHOLD AMOUNT" has the meaning specified in Section 9.2.

                "TOTAL CONSIDERATION" has the meaning specified in Section 1.3.

                "TRANSFERRED EMPLOYEES" has the meaning specified in Section
6.5.

                "TREASURY REGULATIONS" means the regulations issued pursuant to the Code.

                "VOTING AGREEMENT" means the Amended and Restated Voting Agreement among Purchaser, each Seller and RFLP, dated the date hereof, in the form attached as ANNEX G.

                "WARN" has the meaning specified in Section 9.3.

                "WELFARE PLAN" has the meaning specified in Section 2.12.

                "WHITECO" has the meaning specified in the Recitals hereof.

                "WHITECO CASH CONSIDERATION" has the meaning specified in
Section 1.3.

                "WHITECO SHARES" has the meaning specified in the Recitals hereof.

                                ARTICLE 11.
                               MISCELLANEOUS

        Section 11.1. WAIVER. Any party to this Agreement may, at any time prior to the Closing, waive any of the terms or conditions of this Agreement or agree to an amendment or modification to this Agreement by an agreement in writing executed in the same manner as this Agreement.

        Section 11.2. NOTICES. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given when (i) delivered in person, or (ii) five (5) calendar days after posting in the United States mail having been sent registered or certified mail return receipt requested, or (iii) delivered by telecopy and promptly confirmed by delivery in person or post as aforesaid in each case, with postage prepaid, addressed as follows:

                (a) If to Purchaser or Purchaser Parent, to:

                    Lamar Advertising Company
                    5551 Corporate Boulevard
                    Baton Rouge, Louisiana  70808
                    Attention:  Keith Istre
                    Telecopy No.:  (225) 923-0658

                    with copies to:

                    Jones, Walker, Waechter, Poitevent,
                    Carrere & Denegre, L.L.P.
                    5th Floor
                    Four United Plaza
                    8555 United Plaza Boulevard
                    Baton Rouge, Louisiana  70809
                    Attention:  Brad J. Axelrod
                    Telecopy No.:  (225) 231-3336

                (b) IF TO CHANCELLOR LA, TO:

                    Chancellor Media Corporation of Los Angeles
                    1845 Woodall Rogers Freeway
                    Suite 1300
                    Dallas, Texas  75201
                    Attention:  General Counsel
                    Telecopy No.:  (512) 340-7890

                    with copies to:

                    Latham & Watkins
                    1001 Pennsylvania Avenue, N.W.
                    Suite 1300
                    Washington, D.C. 20004-2502
                    Attention:  Eric L. Bernthal
                    Telecopy No.:  (202) 637-2201

                    and

                    Weil, Gotshal & Manges LLP
                    100 Crescent Court, Suite 1300
                    Dallas, Texas  75201-6950
                    Attention:  Michael A. Saslaw
                    Telecopy No.:  (214) 746-7777

                (c) IF TO CHANCELLOR MEZZANINE, TO:

                    Chancellor Mezzanine Holdings Corporation
                    1845 Woodall Rogers Freeway
                    Suite 1300
                    Dallas, Texas  75201
                    Attention:  General Counsel
                    Telecopy No.:  (512) 340-7890

                    with copies to:

                    Latham & Watkins
                    1001 Pennsylvania Avenue, N.W.
                    Suite 1300
                    Washington, D.C. 20004-2502
                    Attention:  Eric L. Bernthal
                    Telecopy No.:  (202) 637-2201

                    and

                    Weil, Gotshal & Manges LLP
                    100 Crescent Court, Suite 1300
                    Dallas, Texas  75201-6950
                    Attention:  Michael A. Saslaw
                    Telecopy No.:  (214) 746-7777

(or to such other address or addresses as the parties may from time to time designate in writing.

        Section 11.3. TERMINATION OF SUBSCRIPTION AGREEMENT. Chancellor LA and Purchaser have terminated that certain Subscription Agreement, dated as of June 1, 1999, by and between Chancellor LA and Purchaser. Such termination was effective as of July 12, 1999 and such Subscription Agreement was thereby deemed to be void and of no further force and effect, without any liability on the part of Chancellor LA or Purchaser or any of their respective Affiliates.

        Section 11.4. ASSIGNMENT. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

        Section 11.5. RIGHTS OF THIRD PARTIES. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the parties hereto, any right or remedies under or by reason of this Agreement.

        Section 11.6. EXPENSES. Each party hereto shall bear its own expenses incurred in connection with this Agreement and the transactions herein contemplated whether or not such transactions shall be consummated, including, without limitation, all fees of its legal counsel, financial advisers and accountants; provided, however, that (i) the fees and expenses of the Auditors, if any, shall be paid one-half by Purchaser and one-half by Chancellor LA, (ii) all Conveyance Taxes imposed as a result of the sale of the Chancellor Shares and the Lamar Shares shall be paid by Sellers, Purchaser and Purchaser Parent as set forth in Section 6.4(i), and (iii) all fees paid to Antitrust Authorities in connection with compliance with the notification and reporting requirements of the HSR Act for the transactions contemplated hereby, shall be paid by Purchaser.

        Section 11.7. CONSTRUCTION. This Agreement shall be construed and enforced in accordance with the internal laws, and not the law of conflicts, of the State of Delaware. Unless otherwise stated, references to Sections, Articles, Schedules or Annexes refer to the Sections, Articles, Schedules and Annexes to this Agreement. As used herein, the phrase "to the knowledge" of any Person shall mean the actual knowledge of such Person's executive officers after due inquiry. The parties to this Agreement participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation shall arise with respect to this Agreement, then this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party to this Agreement by virtue of the authorship of any provision of this Agreement.

        Section 11.8. CAPTIONS; COUNTERPARTS. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        Section 11.9. ENTIRE AGREEMENT. This Agreement (together with the Ancillary Agreements, Schedules and Annexes to this Agreement, which, although they may be bound separately, constitute part of this Agreement) and that certain Confidentiality Agreement between Purchaser and Chancellor LA (the "CONFIDENTIALITY AGREEMENT") constitute the entire agreement among the parties and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties hereto or any of their respective Subsidiaries relating to the transactions contemplated hereby. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the transactions contemplated by this Agreement exist between the parties except as expressly set forth in this Agreement and the Confidentiality Agreement.
This Agreement supersedes the Original Agreement and the Restated Agreement in their entirety, and the Original Agreement and Restated Agreement shall be of no further force and effect; PROVIDED, HOWEVER, that the Schedules and Annexes delivered with the Original Agreement (other than Schedules 2.8 and 4.9 and Annexes D, E and G which are attached hereto) shall be deemed to constitute a part of this Agreement. Except as otherwise expressly provided herein, (i) references to "the date hereof" or "the date of this Agreement" shall be deemed to refer to June 1, 1999 (the date of the Original Agreement) and (ii) all representations and warranties set forth in this Agreement shall be deemed to be made as of June 1, 1999 (the date of the Original Agreement), except that representations and warranties that relate solely to Chancellor Mezzanine, unless otherwise expressly provided herein, shall be deemed to be made as of July 12, 1999, and representations and warranties that relate solely to Purchaser Parent, unless otherwise provided herein, shall be deemed to be made as of the date this Agreement was executed and delivered.

        Section 11.10. AMENDMENTS. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement and which makes reference to this Agreement.

        Section 11.11. PUBLICITY. All press releases or other public communications of any nature whatsoever relating to the transactions contemplated by this Agreement, and the method of the release for publication thereof, shall be subject to the prior mutual approval of Purchaser, Purchaser Parent and Sellers, which approval shall not be unreasonably withheld by any party; provided, however, that, nothing herein shall prevent any party from publishing such press releases or other public communications as such party may consider necessary in order to satisfy such party's legal or contractual obligations after such consultation with the other parties hereto as is reasonable under the circumstances.

        Section 11.12. DISPUTE RESOLUTION. Any and all disputes arising out of or relating to this contract, or the breach, termination or validity thereof, shall be resolved by final and binding, confidential arbitration in accordance with the then current Center for Public Resources Institute for Dispute Resolution Rules for Non-Administered Arbitration of Business
Disputes, by a sole arbitrator selected from among the Center for Public Resources Panel of Distinguished Neutrals. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. 1-16, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. Neither party nor the arbitrator shall disclose the existence, content or results of any arbitration hereunder without the prior written consent of all parties. The place of arbitration shall be Chicago, Illinois. The costs of the arbitrator and all expenses relating to the arbitration (exclusive of legal fees) shall be borne equally by the parties. The arbitrator may award reasonable attorneys' fees to the prevailing party at the arbitrator's sole discretion.


         [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

                              LAMAR ADVERTISING COMPANY


                              By:
                                   Name:
                                   Title:


                              LAMAR MEDIA CORP.

                              By:
                                   Name:
                                   Title:


                              CHANCELLOR MEZZANINE HOLDINGS CORPORATION


                              By:  /S/ WILLIAM S. BANOWSKY, JR.
                                   Name: William S. Banowsky, Jr.
                                   Title: Executive Vice President


                              CHANCELLOR MEDIA CORPORATION OF LOS ANGELES


                              By:  /S/ WILLIAM S. BANOWSKY, JR.
                                   Name: William S. Banowsky, Jr.
                                   Title: Executive Vice President

                  AMENDED AND RESTATED VOTING AGREEMENT

     THIS SECOND AMENDED AND RESTATED VOTING AGREEMENT (this "Agreement"), dated as of August 11, 1999, among LAMAR ADVERTISING COMPANY, a Delaware corporation (the "Company"), CHANCELLOR MEDIA CORPORATION OF LOS ANGELES, a Delaware corporation ("Chancellor LA"), CHANCELLOR MEZZANINE HOLDINGS CORPORATION, a Delaware corporation ("Chancellor Mezzanine"), and REILLY FAMILY LIMITED PARTNERSHIP, a Louisiana limited partnership (the "Stockholder").

     WHEREAS, Lamar Media Corp. (formerly known as Lamar Advertising Company), a Delaware corporation and a wholly-owned subsidiary of the Company ("LMC"), and Chancellor LA entered into (i) that certain Stock Purchase Agreement dated as of June 1, 1999 (the "Original Purchase Agreement") and (ii) that certain Subscription Agreement, dated as of June 1, 1999 (the "Subscription Agreement");

     WHEREAS, LMC, Chancellor LA and Chancellor Mezzanine entered into that certain Amended and Restated Stock Purchase Agreement, dated as of July 12, 1999, (the "Resated Purchase Agreement") in order to (i) terminate the Subscription Agreement and (ii) amend and restate the Original Purchase Agreement in its entirety;

     WHEREAS, LMC, Chancellor LA and Chancellor Mezzanine are entering into that certain Second Amended and Restated Stock Purchase Agreement of even date herewith (the "Purchase Agreement"), in order to amend and restate the Restated Purchase Agreement;

     WHEREAS, the Purchase Agreement contemplates the issuance and sale of shares (collectively, the "Company Shares") of Class A Common Stock, par value $0.001 per share, of the Company ("Class A Common Stock"), to Chancellor LA and Chancellor Mezzanine upon the terms and subject to the conditions set forth in the Purchase Agreement;

     WHEREAS, all of the shares of Class A Common Stock and Class B Common Stock, $0.001 par value per share, of the Company ("Class B Common Stock"), that are held of record as of the date hereof by the Stockholder or over which the Stockholder has the power to direct the vote, together with any shares of capital stock of the Company acquired by the Stockholder after the date hereof and during the term of this Agreement, including upon exercise of any option or warrant, are collectively referred to herein as the "Subject Shares;"

     WHEREAS, as a condition to its willingness to enter into the Original Purchase Agreement, Chancellor LA requested that the Stockholder enter into, and the Stockholder agreed to enter into, that certain Voting Agreement dated as of June 1, 1999 (the "Original Voting Agreement");

     WHEREAS, the Original Voting Agreement was amended and restated as of July 12, 1999 (the "Restated Voting Agreement"); and

     WHEREAS, the parties are entering into this Agreement in order to amend and restate the Restated Voting Agreement to reflect changes that are appropriate as a result of the parties' execution and delivery of the Purchase Agreement;


     NOW, THEREFORE, in consideration of Chancellor LA and Chancellor Mezzanine entering into the Purchase Agreement, and in consideration of the premises and the representations, warranties and agreements contained herein, the parties agree as follows:

     1. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS. The Stockholder hereby represents and warrants to Chancellor LA and Chancellor Mezzanine as of the date hereof as follows:

                  (a) AUTHORITY; NONCONTRAVENTION.  The Stockholder has all
            requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Stockholder, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary partnership action on the part of the Stockholder. This Agreement has been duly authorized, executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable in accordance with its terms. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof (including Section 3 of this Agreement) will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the certificate of limited partnership, the partnership agreement or any other partnership organizational documents of the Stockholder, or any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Stockholder or to the Stockholder's property or assets.

                  (b) THE SUBJECT SHARES.  The Stockholder is the record or
            beneficial owner of, and has good and marketable title to, the Subject Shares, free and clear of any claims, liens, encumbrances and security interests whatsoever. The Stockholder has the sole right to vote the Subject Shares. None of the Subject Shares is subject to any voting trust or other agreement (other than the Stockholders Agreement, among the parties hereto, of even date herewith (the "Stockholders Agreement")), arrangement or restriction with respect to the voting of the Subject Shares as required by this Agreement.

     2. REPRESENTATIONS AND WARRANTIES OF CHANCELLOR LA AND CHANCELLOR MEZZANINE. Each of Chancellor LA and Chancellor Mezzanine hereby represents and warrants to the Stockholder as of the date hereof that (i) such entity has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; (ii) the execution and delivery of this Agreement by such entity, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of such entity; (iii) this Agreement has been duly executed and delivered by such entity and constitutes a valid and binding obligation of such entity enforceable in accordance with its terms; and (iv) the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under any provision of, the certificate of incorporation or bylaws of such entity, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such entity or to such entity's property or assets.

     3. COVENANTS OF THE STOCKHOLDER. Until the termination of this Agreement in accordance with Section 6, the Stockholder agrees as follows:

                  (a) At any meeting of stockholders of the Company called to vote upon the approval and authorization of the issuance of the Company Shares, as contemplated by the Purchase Agreement, or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the approval and authorization of the issuance of the Company Shares, is sought, the Stockholder shall vote (or cause to be voted) the Subject Shares in favor of such proposals and any of the other transactions contemplated by the Purchase Agreement. The Stockholder further agrees (i) not to convert any Subject Shares that are shares of Class B Common Stock into shares of Class A Common Stock and (ii) not to waive or otherwise forfeit its right to have each Subject Share that is a share of Class B Common Stock be entitled to ten (10) votes per share.

                  (b) Except as provided in the immediately following sentence of this Section 3(b), the Stockholder agrees not to (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, the "Transfer"), or enter into any contract, option or other arrangement (including any profit sharing agreement) with respect to the Transfer of the Subject Shares to any person, or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise (other than the Amended and Restated Stockholders Agreement to be entered into in connection with the closing of the transactions contemplated by the Purchase Agreement (the "Stockholders Agreement")), with respect to any capital stock of the Company, and agrees not to commit or agree to take any of the foregoing actions. Notwithstanding the foregoing, the Stockholder shall have the right, for tax or estate planning purposes, to Transfer the Subject Shares to a transferee provided that, as a condition to any such Transfer, each such transferee shall execute and deliver to Chancellor LA and Chancellor Mezzanine a counterpart of this Agreement and expressly agree to be bound hereby.

                  (c) Until after the earlier of (i) the consummation of the transactions contemplated by the Purchase Agreement and (ii) the termination of the Purchase Agreement, the Stockholder shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Chancellor LA and Chancellor Mezzanine in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by the Purchase Agreement.

               (d) Immediately prior to the closing of the transactions
            contemplated by the Purchase Agreement (the "Purchase Closing"), the Stockholder shall execute and deliver to each of the Company, Chancellor LA and Chancellor Mezzanine, the Stockholders Agreement, dated as of the date of the Purchase Closing, the form of which is attached to the Purchase Agreement as Annex E, as required by Section 7.3(e) of the Purchase Agreement.

     4. FURTHER ASSURANCES. The Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Chancellor LA and Chancellor Mezzanine may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

     5. ASSIGNMENT. Neither party hereto shall assign this Agreement or any part hereof without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     6. TERMINATION. This Agreement shall terminate upon the earlier of (a) the termination of the Purchase Agreement in accordance with the terms thereof, or (b) the closing of the transactions contemplated thereby.

     7.  GENERAL PROVISIONS.

                  (a) AMENDMENTS.  This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

                  (b) NOTICE.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company, Chancellor LA and Chancellor Mezzanine in accordance with Section 11.2 of the Purchase Agreement and to the Stockholder at its address set forth on the signature pages hereto (or at such other address for a party as shall be specified by like written notice).

                  (c) INTERPRETATION.  When a reference is made in this
            Agreement to Sections, such reference shall be to a Section to this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Wherever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                  (d) COUNTERPARTS.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more of the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

                  (e) ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES.  This
            Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

                  (f) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
            CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

     8. ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this A greement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any competent court of the United States located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit such party to the personal jurisdiction of any Federal court in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court,
(iii) agrees that such party will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than a Federal court sitting in the state of Delaware or a Delaware state court and
(iv) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.

               [The remainder of this page is intentionally left blank.]

            IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first written above.



               LAMAR ADVERTISING COMPANY

               By: /s/ Keith A. Istre
                   -------------------------------------
               Name:   Keith A. Istre
               Title:  Cief Financial Officer



               CHANCELLOR MEZZANINE HOLDINGS CORPORATION

               By: /s/ William  S. Banowsky, Jr.
                   -------------------------------------
               Name:   William S. Banowsky, Jr.
               Title:  Executive Vice President



               CHANCELLOR MEDIA CORPORATION OF
                 LOS ANGELES

               By: /s/ William S. Banowsky, Jr.
                   -------------------------------------
               Name:   William S. Banowsky, Jr.
               Title:  Executive Vice President



               REILLY FAMILY LIMITED PARTNERSHIP

               By: /s/ Kevin P. Reilly, Jr.
                   -------------------------------------
               Name:   Kevin P. Reilly, Jr.
               Title:  General Partner

                              STOCKHOLDERS AGREEMENT


                                   BY AND AMONG


                             LAMAR ADVERTISING COMPANY


                                      AND


                             SIGNATORIES LISTED HEREIN






                           -------------------------------

                               Dated as of ____, 1999

                           --------------------------------

                               TABLE OF CONTENTS
                                  (continued)
                                                                          Page

Article 1               DEFINITIONS..........................................1

        Section 1.1     Definitions..........................................2

        Section 1.2     Rules of Construction ...............................3

Article 2               MANAGEMENT OF THE COMPANY AND CERTAIN

                        ACTIVITIES...........................................4

        Section 2.1     Board of Directors...................................4

                2.1.1   Board of Representation..............................4

                2.1.2   Vacancies............................................4

                2.1.3   Committee Representation.............................4

                2.1.4   Costs and Expenses...................................5

                2.1.5   Other Activities of teh Holders; Fiduciary Duties....5

Article 3               CHANCELLOR LOCK-UP...................................5

        Section 3.1     Lock-Up Agreement....................................5

Article 4               CERTAIN LIMITATIONS..................................6

        Section 4.1     Transactions with Affiliates.........................6

        Section 4.2     Other Significant Transactions.......................6

Article 5               LEGENDS..............................................7

        Section 5.1     Restrictive Legends..................................7

                5.1.1   Securities Act Legend................................7

                5.1.2   Other Legends........................................7

        Section 5.2     Termination of Certain Restrictions..................7

Article 6               TERMINATION..........................................8

        Section 6.1     Termination..........................................8

Article 7               MISCELLANEOUS........................................8

        Section 7.1     Financial Statements.................................8

        Section 7.2     Notices..............................................8

        Section 7.3     Voting of Holders....................................9

        Section 7.4     Governing Law.......................................10

        Section 7.5     Successors and Assigns..............................10

        Section 7.6     Duplicate Originals.................................10

        Section 7.7     Severability........................................10

        Section 7.8     No Waivers; Amendments..............................10

        Section 7.9     Entire Agreement....................................10


                         STOCKHOLDERS AGREEMENT


     THIS STOCKHOLDERS AGREEMENT (this "Stockholders Agreement") dated as of ________, 1999, is entered into by and among Lamar Advertising
Company, a Delaware corporation (including its successors, the "Company"), and the securityholders of the Company listed on the signature pages hereof, or who may execute counterpart signature pages hereto following the date hereof.

     In consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE 1

                                 DEFINITION

          SECTION 1.1   DEFINITIONS.

               "Affiliate" means, with respect to any Person, any Person who, directly or indirectly, controls, is controlled by or is under common control with that Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

               "BENEFICIALLY OWN" OR "BENEFICIAL OWNERSHIP" means beneficial ownership determined in accordance with Rule 13d-3 promulgated under the Exchange Act.

               "CHANCELLOR LA" means Chancellor Media Corporation of Los Angeles, a Delaware corporation.

               "CHANCELLOR DESIGNEE" shall have the meaning provided in
          SECTION 2.1.1(A) hereof.

               "CHANCELLOR HOLDERS" means, collectively, Chancellor LA, Chancellor Mezzanine and any Affiliates of Chancellor LA or Chancellor Mezzanine who then are parties to this Stockholders Agreement and who own any Common Stock or Common Stock
          Equivalents or any interest therein.

               "CHANCELLOR MEZZANINE" means Chancellor Mezzanine Holdings Corporation, a Delaware corporation.

               "CHANGE OF CONTROL" means the occurrence of one or more of the following events: (i) a majority of the Board of Directors of the Company shall consist of Persons who are not Continuing Directors, or (ii) the failure by Reilly and the Chancellor Holders collectively to Beneficially Own securities having more than 50% of the ordinary voting power for the election of directors of the Company.

               "CLASS A COMMON STOCK" means shares of the Class A Common Stock, par value $.001 per share, of the Company, and any capital stock into which such Class A Common Stock hereafter may be changed.

               "CLASS B COMMON STOCK" means shares of the Class B Common Stock, par value $.001 per share, of the Company, and any capital stock, other than Class A Common Stock, into which such Class B Common Stock hereafter may be changed.

               "COMMON STOCK" means, collectively, the Class A Common Stock and the Class B Common Stock.

               "COMMON STOCK EQUIVALENTS" means, without duplication with any other Common Stock or Common Stock Equivalents, any security of the Company which is convertible into, exercisable for or exchangeable for, directly or indirectly, Common Stock of the Company, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

               "COMPANY" shall have the meaning provided in the introductory paragraph hereof.

               "CONTINUING DIRECTOR " means, as of the date of determination, any Person who (i) is a Chancellor Designee,
          (ii) was a member of the Board of Directors of the Company as of the date hereof, (iii) was nominated for election or elected to the Board of Directors of the Company with the affirmative vote of a majority of the Continuing Directors who were members of the Board of Directors of the Company at the time of such nomination or election or (iv) is a representative of Reilly or an Affiliate of Reilly.

               "EBITDA" shall have the meaning provided in SECTION 7.1 hereof.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

               "FULLY-DILUTED COMMON STOCK" means, at any time, the then outstanding Common Stock of the Company plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the conversion or exchange of all then outstanding Common Stock Equivalents.

               "GAAP" means generally accepted accounting principles.

               "GROUP" means a group of related persons for purposes of
          Section 13(d) of the Exchange Act.

               "HOLDER" means (i) any Person (other than the Company) listed on the signature pages hereof as of the date of this Stockholders Agreement and (ii) any direct or indirect transferee of any such Person who elects to become a party to this Stockholders Agreement by executing and delivering a counterpart signature page hereto.

               "MAJORITY CHANCELLOR HOLDERS" means Chancellor Holders owning Common Stock and/or Common Stock Equivalents representing a majority of the Fully-Diluted Common Stock then owned by all Chancellor Holders.

               "PERSON" or "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

               "PURCHASE AGREEMENT" means the Second Amended and Restated Stock Purchase Agreement, dated as of August 11, 1999, by and among the Company, Lamar Media Corp., a Delaware corporation and wholly-owned subsidiary of the Company (formerly known as Lamar Advertising Company), Chancellor Mezzanine and Chancellor LA.

               "REILLY" means, collectively, the Reilly Family Limited Partnership, a Louisiana limited partnership ("RFLP"), and any Affiliates of RFLP (other than the Company and any of its Subsidiaries) who then are parties to this Stockholders
          Agreement and who own any Common Stock or Common Stock
          Equivalents or any interest therein.

               "SEC" means the U. S. Securities and Exchange Commission.

               "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

               "STOCKHOLDERS AGREEMENT" means this Stockholders
          Agreement, as such from time to time may be amended.

               "SUBSIDIARY" of any Person means (i) a corporation a majority of whose outstanding shares of capital stock or other equity interests with voting power, under ordinary circumstances, to elect directors, is at the time, directly or indirectly, owned by such Person, by one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person, and (ii) any other Person (other than a corporation) in which such Person, a subsidiary of such Person or such Person and one or more subsidiaries of such Person, directly or indirectly, at the date of determination thereof, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such Person.

        SECTION 1.2   RULES OF CONSTRUCTION.  Unless the context otherwise
                                              requires

               (1) a term has the meaning assigned to it;

               (2)  "OR" IS NOT EXCLUSIVE;

               (3) words in the singular include the plural, and words in the plural include the singular;

               (4)  provisions apply to successive events and transactions; and

               (5) "herein," "hereof" and other words of similar import refer to this Stockholders Agreement as a whole and not to any particular Article, Section or other subdivision.


                                Article 2

             MANGEMENT OF THE COMPANY AND CERTAIN ACTIVITIES

    Section 2.1   BOARD OF DIRECTORS

           2.1.1  BOARD OF REPRESENTATIVES

          (a) From and following the date hereof, the Board of Dirctions of the Company shall consist of ten (10) individuals. The Majority Chancellor Holders will be entitled to designate two (2) directors (each a "Chancellor Designee"). The existence of the right, pursuant to this
SECTION 2.1.1(A), on the part of the Majority Chancellor Holders to designate certain directors will in no way limit or impair the right of the Majority Chancellor Holders to vote their shares of capital stock of the Company as they see fit with respect to the election of persons to fill seats on the Board of Directors other than the seats filled as a result of the designation rights under this SECTION 2.1.1(A).

          (b) The Company, from time to time at each appropriate time, will cause each of the persons theretofore serving as Chancellor Designees (or other persons designated by the Majority Chancellor Holders as new Chancellor Designees in replacement of such persons) to be nominated and recommended by the Board of Directors of the Company for reelection to the Board of Directors of the Company by the stockholders of the Company upon any expiration of their respective terms of office.

          2.1.2 VACANCIES. If, prior to his election to the Board of Directors of the Company pursuant to SECTION 2.1.1 hereof, any Chancellor Designee shall be unable or unwilling to serve as a director of the Company, then the Majority Chancellor Holders shall be entitled to designate a replacement Chancellor Designee. If, following an election to the Board of Directors of the Company pursuant to SECTION 2.1.1 hereof, any Chancellor Designee shall resign or be removed or be unable to serve for any reason prior to the expiration of his term as a director of the Company, then the Majority Chancellor Holders shall, within thirty
(30) days of such event, notify the Board of Directors of the Company in writing of a replacement Chancellor Designee, and the Board of Directors shall appoint such replacement Chancellor Designee to fill the unexpired term of the director who such new Chancellor Designee is replacing. If the Majority Chancellor Holders request that any Chancellor Designee be removed as a director (with or without cause) by written notice thereof to the Company, then each of the Holders shall vote all of its or his capital stock in favor of such removal upon such request.

          2.1.3 COMMITTEE REPRESENTATION. So long as the Chancellor Holders are entitled to designate any director under SECTION 2.1.1, at least one (1) of the Chancellor Designees shall be permitted to serve on each committee of the Board of Directors of the Company (provided that, if such committee has eligibility requirements that are imposed by a Person other than the Company, such as independence requirements for the independent committee of the Board of Directors of the Company, such designee meets those requirements). Notwithstanding the foregoing, the Executive Committee of the Board of Directors of the Company shall not be required to have a Chancellor Designee serving on such committee so long as (i) the actions of such committee are restricted to the day to day management of the Company in the ordinary course of business and (ii) each of such actions of such committee is not material to the Company and its Subsidiaries, taken as a whole.

          2.1.4 COSTS AND EXPENSES. The Company will pay all reasonable out-of-pocket expenses incurred by the Chancellor Designees in connection with the participation by directors in meetings of the Board of Directors (and committees thereof) of the Company.

          2.1.5 OTHER ACTIVITIES OF THE HOLDERS; FIDUCIARY DUTIES. It is understood and accepted that the Holders and their Affiliates have interests in other business ventures which may be in conflict with the activities of the Company and its Subsidiaries and that, subject to applicable law, nothing in this Stockholders Agreement shall limit the current or future business activities of the Holders whether or not such activities are competitive with those of the Company and its Subsidiaries. Nothing in this Stockholders Agreement, express or implied, shall relieve any officer or director of the Company or any of its Subsidiaries, or any Holder, of any fiduciary or other duties or obligations they may have to the Company's stockholders.

                                Article 3

                           CHANCELLOR LOCK-UP

     SECTION 3.1 LOCK-UP AGREEMENT. Each of Chancellor LA and Chancellor Mezzanine agrees that, until that date that is twelve (12) months following the date hereof, such entity will not sell or otherwise transfer any of the shares of Common Stock acquired pursuant to the Purchase Agreement, or any interest therein; provided, however, that this
SECTION 3.1 shall not prohibit the transfer of any such shares (or any interest therein) (i) to any Affiliate of Chancellor LA or Chancellor Mezzanine in compliance with the other provisions of this Stockholders Agreement, (ii) in a transaction approved by the Board of Directors of the Company or (iii) pursuant to a bona fide pledge of such shares to a lender or in connection with a foreclosure (or similar proceeding or remedy) effected with respect to any such pledge.

                                ARTICLE 4

                           CERTAIN LIMITATIONS

     SECTION 4.1 TRANSACTIONS WITH AFFILIATES. The Company will not, nor will it permit any of its Subsidiaries to, directly or indirectly, enter into or engage in any transaction with or for the benefit of any of its Affiliates (other than transactions between the Company and a wholly owned Subsidiary of the Company or among wholly owned Subsidiaries of the Company), except for any such transaction which (i) has been approved in advance in writing by the Majority Chancellor Holders or (ii) is on terms no less favorable than those that might reasonably have been obtained in a comparable transaction on an arm's-length basis from a person that is not an Affiliate. With respect to the requirement set forth in clause
(ii) of the immediately preceding sentence, for a transaction or series of related transactions involving a value of $1,000,000 or more, such determination will be made in good faith by a majority of the members of the Board of Directors of the Company and a majority of the disinterested members of the Board of Directors of the Company, and for a transaction or series of transactions involving a value of $5,000,000 or more, the Board of Directors of the Company must receive an opinion from a nationally recognized investment banking firm that such transaction is (or that such series of transactions are) fair, from a financial point of view, to the Company or such Subsidiary, as applicable. Notwithstanding the foregoing, the restrictions set forth in this SECTION 4.1 shall not apply to reasonable and customary directors' fees, reasonable and customary directors' or officers' indemnification arrangements, or reasonable and customary compensatory arrangements with officers of the Company.

     Section 4.2 OTHER SIGNIFICANT TRANSACTIONS. Subject to the provisions set forth in this SECTION 4.2, without the prior written approval of the Majority Chancellor Holders, neither the Company nor any of the Holders will take any action which would result in (and the Company will not permit any of its Subsidiaries to take any action which would result in) (i) a Change of Control or (ii) the acquisition or disposition by the Company and/or any of its Subsidiaries, in a single transaction or a series of related transactions, of assets (which shall include, without limitation, capital stock or other equity interests in any Person) with an aggregate fair market value of $500,000,000 or more. Notwithstanding the foregoing, the restrictions set forth in this SECTION
4.2 shall not apply to (a) any transaction pursuant to which all Persons who owned Common Stock immediately prior to such transaction cease to own any equity interest in the Company or, if applicable, in the entity that is the successor to the Company as a result of such transaction, (b) any merger in which all Persons who owned Common Stock immediately prior to such merger are permitted to exercise statutory appraisal rights, or (c) any sale of substantially all of the assets of the Company to a Person that is not an Affiliate of the Company if the net proceeds of such sale are promptly distributed to the holders of Common Stock.

                                Article 5

                                 LEGENDS

     SECTION 5.1 RESTRICTIVE LEGENDS.

          5.1.1  SECURITIES  ACT LEGEND.  Except as otherwise provided in
     SECTION 5.2 hereof, each certificate evidencing shares of Common Stock issued on or after the date hereof to a Holder or to a subsequent transferee of such Holder, shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

          5.12 OTHER LEGENDS. Each certificate evidencing shares of Common Stock or Common Stock Equivalents, where applicable, issued on or after the date hereof to a Holder or a subsequent transferee of such Holder shall be stamped or otherwise imprinted with a legend in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT DATED AS OF ______________, 1999, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE
OFFICES.

     SECTION 5.2 TERMINATION OF CERTAIN RESTRICTIONS. Notwithstanding the foregoing provisions of this ARTICLE 5, the legend requirements of
SECTION 5.1.1 shall terminate as to any Common Stock (i) when and so long as such Common Stock shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (ii) when the Company shall have received an opinion of counsel reasonably satisfactory to it that such Common Stock may be transferred without registration thereof under the Securities Act and that such legend may be removed. Whenever the restrictions imposed by SECTION 5.1.1 shall terminate as to any Common Stock, the Holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate evidencing such shares of Common Stock not bearing the restrictive legend set forth in
SECTION 5.1.1.

                                ARTICLE 6

                               TERMINATION

     SECTION 6.1 TERMINATION. The provisions of this Stockholders Agreement shall terminate on the earlier of (i) the date that is ten (10) years following the date of this Stockholders Agreement and (ii) such date that the Chancellor Holders collectively no longer Beneficially Own at least ten percent (10%) of the Fully-Diluted Common Stock. Notwithstanding the foregoing, SECTION 7.1 hereof shall remain in full force and effect for so long as (and only for so long as) the information to be provided to Chancellor LA or Chancellor Mezzanine under such
SECTION 7.1 is necessary for such entity in connection with the preparation of its financial statements.

                               ARTICLE 7

                             MISCELLANEOUS

     SECTION 7.1 FINANCIAL STATEMENTS. The Company shall deliver to Chancellor LA and Chancellor Mezzanine the following, together with management's discussion and analysis of financial condition and results of operations for the relevant fiscal periods, in writing:

          (a) as soon as available and in any event within 80 days after the end of each fiscal year of the Company, (i) an audited consolidated balance sheet or equivalent statement of financial position of the Company and its Subsidiaries and the related consolidated statements of income, cash flows, and changes in stockholders' equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and (ii) a statement of earnings before interest, taxes, depreciation and amortization as per the consolidated financial statements of the Company and its Subsidiaries prepared in accordance with GAAP ("EBITDA") for such fiscal year, all presented in accordance with GAAP and reported on as to fairness of presentation, accounting principles and consistency, and otherwise by independent public accountants; and

          (b) as soon as available and in any event within 35 days after the end of each calendar quarter of each fiscal year of the Company, (i) an unaudited consolidated balance sheet or equivalent statement of financial position of the Company and its Subsidiaries as of the end of each such calendar quarter, as applicable, and the related consolidated statements of income and cash flows for the portion of the Company's fiscal year ended at the end of each such calendar quarter setting forth in comparative form in the case of such statements of income and cash flows the figures for the corresponding calendar quarter of the previous fiscal
year,  and  (ii)  a statement   of  EBITDA  for  such  calendar  quarter,
all presented in accordance with GAAP and certified as to fairness of presentation, accounting principles and consistency by an officer of the Company.

     SECTION 7.2 NOTICES. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier, by registered or certified mail, postage prepaid, return receipt requested, or by overnight courier, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

     If to the Company:

          Lamar Advertising Company
          5551 Corporate Boulevard
          Baton Rouge, Louisiana  70808
          Attention:  Keith Istre
          Fax:  (225) 923-0658

    With copies to:

          Jones, Walker, Waechter, Poitevent,
          Carrere & Denegre, L.L.P.
          5th Floor
          Four United Plaza
          8555 United Plaza Boulevard
          Baton Rouge, Louisiana  70809
          Attention:  Brad J. Axelrod
          Fax:  (225) 231-3336

     If to any Holder, at its address listed on the signature pages hereof.

     Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; five (5) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee); and one (1) business day after delivery to a reputable overnight courier service guaranteeing next business day delivery.

     Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     SECTION 7.3 VOTING OF HOLDERS. Each Holder shall vote his or its shares of Voting Stock at any regular or special meeting of stockholders of the Company or in any written consent executed in lieu of such a meeting of stockholders and shall take all other lawful actions (including using its, his or her commercially reasonable efforts to cause the Board of Directors of the Company to take all such actions) necessary to give effect to the agreements contained in this Stockholders Agreement (including but not limited to the election of the Chancellor Designees) and to ensure that the certificate of incorporation and bylaws of the Company as in effect at any time hereafter do not conflict in any respect with the provisions of this Stockholders Agreement. In order to effectuate the provisions of this Stockholders Agreement, each Holder hereby agrees that when any action or vote is required to be taken by such Holder pursuant to this Stockholders Agreement, such Holder shall use his commercially reasonable efforts to call, or cause the appropriate officers and directors of the Company to call, a special or annual meeting of stockholders of the Company, as the case may be, or execute or cause to be executed a consent in writing in lieu of any such meetings pursuant to the General Corporation Law of the State of Delaware, as amended from time to time, or any successor statutes.

     Section 7.4 GOVERNING LAW. THIS STOCKHOLDERS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     SECTION 7.5 SUCCESSORS AND ASSIGNS. This Stockholders Agreement shall be binding upon the Company, each Holder, and their respective successors and permitted assigns.

     Section 7.6 DUPLICATE ORIGINALS. All parties may sign any number of copies of this Stockholders Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

     SECTION 7.7 SEVERABILITY. In case any provision in this Stockholders Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby

     Section 7.8 NO WAIVERS; AMENDMENTS.

          7.8.1 NO FAILURE OR DELAY ON THE PART OF THE COMPANY OR ANY HOLDER IN EXERCISING ANY RIGHT, POWER OR REMEDY HEREUNDER SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY SUCH RIGHT, POWER OR REMEDY PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR REMEDY. THE REMEDIES PROVIDED FOR HEREIN ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY REMEDIES THAT MAY BE AVAILABLE TO THE COMPANY OR ANY HOLDER AT LAW OR IN EQUITY OR OTHERWISE.

          7.8.2 Any provision of this Stockholders Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company, the Holders holding at least a majority of the Fully-Diluted Common Stock held by all Holders and by the Majority Chancellor Holders.

     SECTION 7.9 ENTIRE AGREEMENT. This Stockholders Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect to such subject matter.



                        [SIGNATURE PAGES FOLLOW]

                                                 LAMAR ADVERTISING COMPANY


                                                 By:___________________________

                                                 Name:_________________________

                                                 Title:________________________

                               HOLDERS:

                               CHANCELLOR MEDIA CORPORATION
                               OF LOS ANGELES

                               By:______________________________

                               Name:____________________________

                               Title:___________________________

                               Address:

                               1845 Woodall Rogers Freeway
                               Suite 1300
                               Dallas, Texas  75201
                               Attention:  General Counsel
                               Fax:  (512) 340-7890

                               With copies to:

                               Weil, Gotshal & Manges LLP
                               100 Crescent Court
                               Suite 1300
                               Dallas, Texas  75201-6950
                               Attention:  Michael A. Saslaw
                               Fax:  (214) 746-7777

                               and

                               Latham & Watkins
                               1001 Pennsylvania Avenue, N.W.
                               Suite 1300
                               Washington, D.C.  20004-2502
                               Attention:  Eric L. Bernthal
                               Fax:  (202) 637-2201

                               CHANCELLOR MEZZANINE HOLDINGS
                               CORPORATION

                               By:______________________________

                               Name:____________________________

                               Title:___________________________

                               Address:

                               1845 Woodall Rogers Freeway
                               Suite 1300
                               Dallas, Texas  75201
                               Attention:  General Counsel
                               Fax:  (512) 340-7890

                               With copies to:

                               Weil, Gotshal & Manges LLP
                               100 Crescent Court
                               Suite 1300
                               Dallas, Texas  75201-6950
                               Attention:  Michael A. Saslaw
                               Fax:  (214) 746-7777

                               and

                               Latham & Watkins
                               1001 Pennsylvania Avenue, N.W.
                               Suite 1300
                               Washington, D.C.  20004-2502
                               Attention:  Eric L. Bernthal
                               Fax:  (202) 637-2201

                               REILLY FAMILY LIMITED PARTNERSHIP


                               By:______________________________
                               Name   Kevin P. Reilly, Jr.
                               Title: General Partner

                               Address:

                               c/o Lamar Advertising Company
                               5551 Corporate Boulevard
                               Baton Rouge, Louisiana  70808
                               Attention:  Kevin P. Reilly, Jr.
                               Fax:  (225) 923-0658





                       REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT dated as of _________, 1999 (this "Agreement"), among Lamar Advertising Company, a Delaware corporation (the "Issuer"), Chancellor Media Corporation of Los Angeles, a Delaware Corporation ("Chancellor LA"), and Chancellor Mezzanine Holdings
Corporation, a Delaware corporation ("Chancellor Mezzanine").

     WHEREAS, this Agreement is being entered into in connection with the closing of the transactions contemplated by the Purchase Agreement referred to below.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                                ARTICLE 1

                               DEFINITIONS

     Section 1.1 DEFINITIONS. The following terms, as used herein, shall have the following respective meanings:

     "Commission" means the Securities and Exchange Commission or any successor governmental body or agency.

     "Common Stock" means the Class A Common Stock, par value $0.001 per share, of the Issuer and any capital stock into which such Common Stock thereafter may be changed.

     "Demand Registration" has the meaning ascribed thereto in Section
2.2(a).

     "Demand Request" has the meaning ascribed thereto in Section 2.2(a).

     "Disadvantageous Condition" has the meaning ascribed thereto in
Section 2.4.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Excluded Registration" means a registration under the Securities Act of (i) securities pursuant to one or more Demand Registrations pursuant to
Section 2.2 hereof, (ii) securities registered on Form S-8 under the Securities Act or any similar successor form and (iii) securities registered to effect the acquisition of or combination with another business entity.

     "Holder" means (i) Chancellor LA, (ii) Chancellor Mezzanine and
(iii) any direct or indirect transferee of Chancellor LA or Chancellor Mezzanine who shall agree to be bound by the terms of this Agreement.

     "Person" or "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

     "Piggyback Registration" has the meaning ascribed thereto in
Section 2.3(a).

     "Purchase Agreement" means the Second Amended and Restated Stock Purchase Agreement dated as of August 11, 1999, among the Issuer, Lamar Media Corp., a Delaware corporation and wholly-owned subsidiary of the Issuer (formerly known as Lamar Advertising Company), Chancellor LA and Chancellor Mezzanine.

     "Registrable Securities" means, at any time, any shares of Common Stock owned by the Holders, whether owned on the date hereof or acquired hereafter; PROVIDED, HOWEVER, that Registrable Securities shall not include any shares of Common Stock (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or (ii) which have been sold pursuant to Rule 144 of the Commission under the Securities Act.

     "Registration Expenses" means any and all expenses incident to performance of or compliance with any registration of securities pursuant to Article 2, including, without limitation, (i) all registration and filing fees, (ii) all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Rule 2720(b)(15) of the NASD Conduct Rules, and of its counsel), as may be required by the rules and regulations of the NASD, (iii) fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Shares), (iv) rating agency fees, (v) printing expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Shares), (vi) messenger and delivery expenses,
(vii) the Issuer's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (viii) the fees and expenses incurred in connection with any listing of the Registrable Shares, (ix) fees and expenses of counsel for the Issuer and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), (x) Securities Act liability insurance (if the Issuer elects to obtain such insurance), (xi) the fees and expenses of any special experts retained by the Issuer in connection with such registration, (xii) the fees and expenses of other persons retained by the Issuer and (xiii) reasonable fees and expenses of one firm of counsel for the Selling Holders (which shall be selected by the Holders of a majority of the Registrable Securities being included in any particular registration statement).

     "Required Shelf Registration" has the meaning ascribed thereto in
Section 2.1.

     "Rule 144" means Rule 144 (or any successor rule to similar effect) promulgated under the Securities Act.

     "Rule 145" means Rule 145 (or any successor rule to similar effect) promulgated under the Securities Act.

     "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Seller Affiliates" has the meaning ascribed thereto in Section 2.8.

     "Selling Holder" means any Holder who sells Registrable Securities pursuant to a public offering registered hereunder.

     "Shelf Registration" means the registration under the Securities Act of a Rule 415 Offering.

     "Shelf Registration Statement" means a registration statement intended to effect a Shelf Registration.

     "Shelf Termination Date" has the meaning ascribed thereto in
Section 2.1(c).

     Section 1.2 INTERNAL REFERENCES. Unless the context indicates otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.

                                ARTICLE 2

                           REGISTRATION RIGHTS

     Section 2.1 SHELF REGISTRATION. At any time after the date that is ten months from the date hereof, if requested by a Holder or Holders holding a majority in interest of the Registrable Securities, as soon as practicable (but in any event not more than 15 days) after such request, the Issuer shall prepare and file with the Commission a Shelf Registration Statement on an appropriate form that shall include all Registrable Securities, and which shall not include any other securities (the "Required Shelf Registration"). The Issuer shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective as soon as practicable after such request; PROVIDED, HOWEVER, that the Issuer shall have no obligation to cause such Shelf Registration Statement to be declared effective on a date that is prior to the first anniversary of this Agreement. Notwithstanding anything else contained in this Agreement, the Issuer shall only be obligated to keep such Shelf Registration Statement effective until the earliest of:

          (a)(i) 12 months after the date such Shelf Registration
Statement has been declared effective, provided that such 12-month period shall be extended by (1) the length of any period during which the Issuer delays in maintaining the Shelf Registration Statement current pursuant to
Section 2.4, (2) the length of any period (in which such Shelf Registration Statement is required to be effective hereunder) during which such Shelf Registration Statement is not maintained effective, and (3) such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by Section 2.6(e) below is given by the Issuer to
(y) the date on which the Issuer delivers to the Holders of Registrable Securities the supplement or amendment contemplated by Section 2.6(e) below;

          (b)such time as all Registrable Securities have been sold or disposed of thereunder or sold, transferred or otherwise disposed of to a Person that is not a Holder; and

          (c)such time as all securities owned by the Holders have ceased to be Registrable Securities (the earliest of (a), (b) and (c) being the "Shelf Termination Date").

The Required Shelf Registration shall not be counted as a Demand
Registration for purposes of Section 2.2 of this Agreement.

     Section 2.2  DEMAND REGISTRATION.

         (a) At any time after the date that is ten months from the date hereof, upon written notice to the Issuer from a Holder or Holders holding a majority in interest of the Registrable Securities (a "Demand Request") requesting that the Issuer effect the registration under the Securities Act of any or all of the Registrable Securities held by such requesting Holders, which notice shall specify the intended method or methods of disposition of such Registrable Securities, the Issuer shall prepare as soon as practicable and, within 15 days after such request, file with the Commission a registration statement with respect to such Registrable Securities and thereafter use its reasonable best efforts to cause such registration statement to be declared effective under the Securities Act for purposes of dispositions in accordance with the intended method or methods of disposition stated in such request within 30 days after the filing of such registration statement; PROVIDED, HOWEVER, that the Issuer shall have no obligation to (i) cause such registration statement filed pursuant to this Section 2.2 to be declared effective on a date that is prior to the first anniversary of this Agreement or (ii) cause such registration statement filed pursuant to this Section 2.2 to be declared effective during any period during which a Shelf Registration Statement filed pursuant to Section 2.1 remains effective. Notwithstanding any other provision of this Agreement to the contrary:

               (i) the Holders may collectively exercise their Demand Request rights for registration of their Registrable Securities under this Section 2.2(a) on not more than three occasions (any such registration being referred to herein as a "Demand Registration");

              (ii) the method of disposition requested by Holders in connection with any Demand Registration may not, without the Issuer's written consent, be a Rule 415 Offering;

             (iii) the Issuer shall not be required to effect a Demand Registration hereunder if all securities owned by the Holders have ceased to be Registrable Securities; and

              (iv) the Issuer shall not be required to effect more than one Demand Registration during any 12 month period.

         (b) Notwithstanding any other provision of this Agreement to the contrary, a Demand Registration requested by Holders pursuant to this
Section 2.2 shall not be deemed to have been effected, and, therefore, not requested and the rights of each Holder shall be deemed not to have been exercised for purposes of paragraph (a) above, (i) if such Demand Registration has not become effective under the Securities Act or (ii) if such Demand Registration, after it became effective under the Securities Act, was not maintained effective under the Securities Act (including, without limitation, if it was interfered with by any stop order, injunctions or other order or requirement the Commission or other governmental agency or court) for at least 30 days (or such shorter period ending when all the Registrable Securities covered thereby have been disposed of pursuant thereto) and, as a result thereof, the Registrable Securities requested to be registered cannot be distributed in accordance with the plan of distribution set forth in the related registration statement. The Holders shall be deemed not to have exercised a Demand Request under Section 2.2 if the Demand Registration related to such Demand Request is delayed or not effected in the circumstances set forth in this clause (b).

         (c) The Issuer shall have the right to cause the registration of additional shares of Common Stock for sale for the account of the Issuer, but not for the account of any other Person, in the registration of Registrable Securities requested by the Holders pursuant to Section 2.2(a) above, PROVIDED, that if such Holders are advised by the lead or managing underwriter referred to in Section 2.2(e) that, in such underwriter's good faith view, all or a part of such Registrable Securities and additional shares of Common Stock cannot be sold or the inclusion of such Registrable Securities and additional shares of Common Stock in such registration would be likely to have a material adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities and additional equity securities then contemplated, then the number of securities that can, in the good faith view of such underwriter, be sold in such offering without so materially adversely affecting such offering shall be allocated first, pro rata among the requesting Holders on the basis of the relative number requested to be included therein by each such Holder and then second, to the Issuer. The Holders of the Registrable Securities to be offered pursuant to paragraph (a) above may require that any such additional equity securities be included by the Issuer in the offering proposed by such Holders on the same conditions as the Registrable Securities that are included therein. If, in the case of any registration pursuant to a Demand Request, the Holders making such Demand Request are advised by the lead or managing underwriter referred to in Section 2.2(e) that, in such underwriter's good faith view, all or a part of such Registrable Securities cannot be sold or the inclusion of such Registrable Securities in such registration would be likely to have a material adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities then contemplated, then such Holders will have the right, within 15 days following such advice from such underwriter, to elect to terminate such Demand Request, in which case the Holders shall be deemed not to have exercised a Demand Request pursuant to Section 2.2 hereof.

         (d) Within 10 days after delivery of a Demand Request by a Holder, the Issuer shall provide a written notice to each Holder, advising such Holder of its right to include any or all of the Registrable Securities held by such Holder for sale pursuant to the Demand Registration and advising such Holder of procedures to enable such Holder to elect to so include Registrable Securities for sale in the Demand Registration as each such Holder may request. Any Holder may, within 20 days of delivery to such Holder of a notice pursuant to this Section 2.2(d), elect to so include such portion of its Registrable Securities in the Demand Registration by written notice to such effect to the Issuer specifying the number of Registrable Securities desired to be so included by such Holder.

         (e) In the event that any public offering pursuant to either
Section 2.1 or 2.2 of this Agreement shall involve, in whole or in part, an underwritten offering, the Holders of a majority of the Registrable Securities being included in such underwritten offering shall have the right to designate an underwriter or underwriters as the lead or managing underwriters of such underwritten offering; PROVIDED, that such selection shall be subject to the consent of the Issuer, which consent shall not be unreasonably withheld or delayed.

     Section 2.3 PIGGYBACK REGISTRATIONS.

         (a) Each time the Issuer proposes to register any of its equity securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Issuer or the account of any securityholder of the Issuer ) and the form of registration statement to be used permits the registration of Registrable Securities, the Issuer shall give prompt written notice to each Holder (which notice shall be given not less than thirty (30) days prior to the effective date of the Issuer's registration statement), which notice shall offer each such Holder the opportunity to include any or all of its Registrable Securities in such registration statement (a "Piggyback Registration"), subject to the limitations contained in Section 2.3(b) below. Each Holder who desires to have its Registrable Securities included in such registration statement shall so advise the Issuer in writing (stating the number of Registrable Securities desired to be registered) within 20 days after the date of such notice from the Issuer. Any Holder shall have the right to withdraw such Holder's request for inclusion of such Holder's Registrable Securities in any registration statement pursuant to this Section 2.3 by giving written notice to the Issuer of such withdrawal. Subject to Section 2.3(b) below, the Issuer shall include in such registration statement all such Registrable Securities so requested to be included therein; PROVIDED, HOWEVER, that the Issuer may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.

         (b) If the managing underwriter of an offering involving a request for Piggyback Registration advises the Issuer in writing (with a copy to the Holders requesting inclusion of their Registrable Securities) that, in such underwriter's good faith view, the inclusion of any Registrable Securities pursuant to Section 2.3(a) above would be likely to have a material adverse effect on the price, timing or distribution of such offering, then (i) the number of such Holder's or Holders' Registrable Securities to be included in the registration statement for such offering may, subject to the provisions of the immediately following sentence, be reduced to an amount which, in the judgment of the managing underwriter, would no longer be likely to have a material adverse effect on the price, timing or distribution of such offering or (ii) if no such reduction would, in the judgment of the managing underwriter, eliminate such likelihood of a material adverse effect on the price, timing or distribution of such offering, then the Issuer may, subject to the provisions of the immediately following sentence, exclude all such Registrable Securities from such registration statement. Any reduction in the number of Registrable Securities to be included in the registration statement for such offering pursuant to the immediately preceding sentence shall be effected by the inclusion in such registration statement of (A) first, (p) if such registration was initiated by the Issuer for the sale of securities for its own account, any and all securities for sale by the Issuer or (q) if such registration was initiated by any other Person pursuant to the exercise of demand registration rights, any and all securities for sale by such Person pursuant to such exercise of demand registration rights, (B) second, any Registrable Shares requested to be included in such registration, pro rata based on the ratio which such Holder's requested Registrable Securities bears to the total number of Registrable Securities requested to be included in such registration statement by all Holders who have requested that their Registrable Securities be included in such registration statement, and (C) third, pro rata among any other securities requested to be included in such registration by other Persons pursuant to the exercise of contractual registration rights granted by the Issuer. If as a result of the provisions of this Section 2.3(b) any Holder shall not be entitled to include all Registrable Securities in a registration that such Holder has requested to be so included, such Holder may withdraw such Holder's request to include any Registrable Securities in such registration statement. No Holder may participate in any registration statement hereunder unless such Holder (x) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Issuer relating to such registration statement and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; PROVIDED, HOWEVER, that no such Holder shall be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (1) such Holder's ownership of its Registrable Securities to be transferred free and clear of all liens, claims, and encumbrances, (2) such Holder's power and authority to effect such transfer, and (3) such matters pertaining to compliance with securities laws as may be reasonably requested; PROVIDED FURTHER, HOWEVER, that the obligation of such Holder to indemnify pursuant to any such underwriting arrangements shall be several, not joint and several, among such Holders selling Registrable Securities, and the liability of each such Holder will be in proportion thereto, and PROVIDED FURTHER that such liability will be limited to the net amount received by such Holder from the sale of its Registrable Securities pursuant to such registration statement.

     Section 2.4 CERTAIN DELAY RIGHTS. Notwithstanding any other provision of this Agreement to the contrary, if at any time while the Required Shelf Registration is effective the Issuer provides written notice to each Holder that in the good faith and reasonable judgment of the Board of Directors of the Issuer it would be materially disadvantageous to the Issuer (because the sale of Registrable Securities covered by such registration statement or the disclosure of information therein or in any related prospectus or prospectus supplement would materially interfere with any acquisition, financing or other material event or transaction in connection with which a registration of securities under the Securities Act for the account of the Issuer is then intended or the public disclosure of which at the time would be materially prejudicial to the Issuer (a "Disadvantageous Condition")) for sales of Registrable Securities thereunder to then be permitted, and setting forth the general reasons for such judgment, the Issuer may refrain from maintaining current the prospectus contained in the Shelf Registration Statement until such Disadvantageous Condition no longer exists (notice of which the Issuer shall promptly deliver in writing to each Holder). Furthermore, notwithstanding anything else contained in this Agreement, with respect to any registration statement filed, or to be filed, pursuant to Section 2.2 of this Agreement, if the Issuer provides written notice to each Holder that in the good faith and reasonable judgment of the Board of Directors of the Issuer it would be materially disadvantageous to the Issuer (because of a Disadvantageous Condition) for such a registration statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, the Issuer shall be entitled to cause such registration statement to be withdrawn or the effectiveness of such registration statement terminated, or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement, until such Disadvantageous Condition no longer exists (notice of which the Issuer shall promptly deliver in writing to each Holder). With respect to each Holder, upon the receipt by such Holder of any such notice of a Disadvantageous Condition (i) in connection with the Required Shelf Registration, such Holder shall forthwith discontinue use of the prospectus and any prospectus supplement under such registration statement and shall suspend sales of Registrable Securities until such Disadvantageous Condition no longer exists and (ii) in connection with the Required Shelf Registration or the Demand Registration, as applicable, if so directed by the Issuer by notice as aforesaid, such Holder will deliver to the Issuer all copies, other than permanent filed copies then in such Holder's possession, of the prospectus and prospectus supplements then covering such Registrable Securities at the time of receipt of such notice as aforesaid. Notwithstanding anything else contained in this Agreement, (x) neither the filing nor the effectiveness of any registration statement under Section 2.2 of this Agreement may be delayed for more than a total of 60 days pursuant to this Section 2.4 and
(y) the maintaining current of a prospectus (and the suspension of sales of Registrable Securities) in connection with the Required Shelf Registration may not be delayed under this Section 2.4 for more than a total of 60 days in any six-month period. If, in the case of any registration pursuant to a Demand Request, the Issuer provides notice to the applicable Holders of a Disadvantageous Condition, then such Holders will have the right, within 15 days following such notice from the Issuer, to elect to terminate such Demand Request, in which case the Holders shall be deemed not to have exercised a Demand Request pursuant to Section 2.2 hereof.

     Section 2.5 EXPENSES. Except as provided herein, the Issuer shall pay all Registration Expenses with respect to each registration hereunder, whether or not any registration statement becomes effective. Notwithstanding the foregoing, (i) each Holder and the Issuer shall be responsible for its own internal administrative and similar costs, which shall not constitute Registration Expenses, (ii) each Holder shall be responsible for the legal fees and expenses of its own counsel (except as provided in the definition of Registration Expenses) and (iii) each Holder shall be responsible for all underwriting discounts and commissions, selling or placement agent or broker fees and commissions, and transfer taxes, if any, in connection with the sale of securities by such Holder.

     Section 2.6 REGISTRATION AND QUALIFICATION. If and whenever the Issuer is required to effect the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Issuer shall as promptly as practicable:

          (a)prepare, file and cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered in accordance with the intended method of disposition thereof;

          (b)prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities (i) in the case of the Required Shelf Registration, until the Shelf Termination Date,
(ii) in the case of a Demand Registration or Piggyback Registration, for a period of not less than 180 days (or such shorter period as is necessary for underwriters in an underwritten offering to sell unsold allotments), provided, that such 180-day period shall be extended for such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by paragraph (e) below is given by the Issuer to (y) the date on which the Issuer delivers to the Holders of Registrable Securities the supplement or amendment contemplated by paragraph (e) below;

          (c)furnish to the Holders of Registrable Securities and to any underwriter of such Registrable Securities (i) such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), (ii) such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and (iii) such documents incorporated by reference in such registration statement or prospectus, as the Holders of Registrable Securities or such underwriter may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Holder or the sale of such securities by such underwriter (it being understood that, subject to Section 2.4 of this Agreement and the requirements of the Securities Act and applicable state securities laws, the Issuer consents to the use of the prospectus and any amendment or supplement thereto by each Holder of Registrable Securities and any underwriter of such Registrable Securities in connection with the offering and sale of the Registrable Shares covered by the registration statement of which such prospectus, amendment or supplement is a part);

          (d)in the case of any underwritten offering, furnish to each Selling Holder and any underwriter of Registrable Securities an opinion of counsel for the Issuer and a "cold comfort" letter signed by the independent public accountants who have audited the financial statements of the Issuer included in the applicable registration statement, in each such case covering substantially such matters with respect to such registration statement (and the prospectus included therein) and the related offering as are customarily covered in opinions of issuer's counsel with respect thereto and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as any such Selling Holder or underwriter may reasonably request;

          (e)promptly notify each Selling Holder and each underwriter of Registrable Securities in writing (i) at any time when a prospectus relating to a registration pursuant to this Agreement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the Commission or any other regulatory body having jurisdiction for any additional information or amendment or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of any Selling Holder or underwriter, promptly prepare and furnish to each Selling Holder and underwriter a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (f)cause all such Registrable Securities covered by such registration to be listed on each securities exchange and included for quotation on each automated interdealer quotation system on which the Common Stock is then listed or included for quotation;

          (g)provide a CUSIP number for the Registrable Shares included in any registration statement not later than the effective date of such registration statement;

          (h)cooperate with each Selling Holder and each underwriter participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

          (i)during the period when a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

          (j)prepare and file with the Commission promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Issuer or the managing underwriter, are required in connection with the distribution of the Registrable Securities;

          (k)advise each Selling Holder, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of any registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

          (l)use reasonable efforts to assist the Holders in the marketing of Common Stock in connection with underwritten offerings hereunder (including using reasonable efforts to have officers of the Issuer attend "road shows" and analyst or investor presentations scheduled in connection with such registration); and

          (m)furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to this Agreement unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Selling Holders or the underwriters.

     Section 2.7 Underwriting; Due Diligence

         (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this
Article 2, the Issuer shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by the Issuer and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions.

         (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Article 2, the Issuer shall give the Holders of such Registrable Securities and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books, records and properties and such opportunities to discuss the business and affairs of the Issuer with its officers and the independent public accounts who have certified the financial statements of the Issuer as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; PROVIDED that (i) each Holder and the underwriters and their respective counsel and accountants shall have entered into a confidentiality agreement reasonably acceptable to the Issuer and (ii) the Holders of such Registrable Securities and the underwriters and their respective counsel and accountants shall use their reasonable best efforts to minimize the disruption to the Issuer's business and coordinate any such investigation of the books, records and properties of the Issuer and any such discussions with the Issuer's officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

     Section 2.8 INDEMNIFICATION.

          (a) The Issuer agrees to indemnify and reimburse, to the fullest extent permitted by law, each Selling Holder, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such seller of Registrable Securities (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the "Seller Affiliates") against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 2.8(c) below) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are made in reliance upon and in strict conformity with information furnished in writing to the Issuer by such Selling Holder or any Seller Affiliate for use therein or arise from such Selling Holder's or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Issuer has furnished such Selling Holder or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 2.8(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

          (b) In connection with any registration statement in which a Selling Holder is participating, each such Selling Holder will furnish to the Issuer in writing such information and affidavits as the Issuer reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such Selling Holder will indemnify the Issuer and its directors and officers and each Person who controls the Issuer (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 2.8(c) below) resulting from: (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing by such Selling Holder or any of its Seller Affiliates specifically for inclusion in the registration statement; or (ii) such Selling Holder's or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Issuer has furnished such Selling Holder or Seller Affiliate with a sufficient number of copies of the same; PROVIDED, that the obligation to indemnify will be several, not joint and several, among such Selling Holders, and the liability of each such Selling Holder will be in proportion to, and PROVIDED FURTHER that such liability will be limited to, the net amount received by such Selling Holder from the sale of Registrable Securities pursuant to such registration statement; PROVIDED, HOWEVER, that such Selling Holder shall not be liable in any such case to the extent that, prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such Selling Holder has furnished in writing to the Issuer information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Issuer.

         (c) Any Person entitled to indemnification hereunder will give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent such failure prejudiced the indemnifying party) and permit such indemnifying party to assume the defense of such claim; PROVIDED, HOWEVER, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed to pay such fees or expenses,
(ii) the indemnifying party shall have failed to assume the defense of such claim or (iii) in the reasonable opinion of counsel to such indemnified party, a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld or delayed). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless
(A) such settlement or compromise contains a full and unconditional release of the indemnified party or (B) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and disbursements of such additional counsel or counsels.

         (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.8(a) or Section 2.8(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 2.8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.8(c) above, defending any such action or claim. Notwithstanding the provisions of this Section 2.8(d), no Holder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by such Holder with respect to the sale of any Registrable Securities exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this
Section 2.8(d) to contribute shall be several in proportion to the amount of Registrable Securities registered by them and not joint.

      If indemnification is available under this Section 2.8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.8(a) and Section 2.8(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.8(d) subject, in the case of the Holders, to the limited dollar amounts set forth in
Section 2.8(b).

      The indemnification and contribution provided for under this Agreement shall be in addition to any liability which any party may otherwise have to any other party and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of the Common Stock and the termination of this Agreement.

     Section 2.9 ISSUER'S EXISTING SHELF REGISTRATION. The Issuer shall use its reasonable best efforts to cause the Issuer's Shelf Registration Statement which was filed by the Issuer prior to the date hereof (the "Existing Shelf Registration Statement") to be amended to contain a provision for the inclusion in such Shelf Registration Statement of shares for sale for the account of stockholders of the Issuer. In the event that the Issuer, after the expiration of the twelve month period immediately following the date hereof, proposes to effect any offering under the Existing Shelf
Registration Statement (other than to effect the acquisition of or combination with another business entity), it shall permit each Holder to include its Registrable Securities on substantially the same terms and subject to substantially the same conditions and limitations (including, but not limited to, indemnification provisions) as would be the case in connection with a registration that is the subject of Section 2.3 hereof.
The Issuer will promptly file any prospectus supplements as are necessary to reflect the inclusion in any such registration of any Registrable Securities included in such registration by any Holder pursuant to this
Section 2.9.

                               ARTICLE 3

                             MISCELLANEOUS

     Section 3.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     Section 3.2 SUCCESSORS AND ASSIGNS. Whether or not an express assignment has been made pursuant to the provisions of this Agreement, provisions of this Agreement that are for the Holders' benefit as the holders of any Common
Stock are, except as otherwise expressly provided herein, also for the benefit of, and enforceable by, all subsequent holders of such Common
Stock, except as otherwise expressly provided herein. This Agreement shall be binding upon the Issuer, each Holder, and, except as otherwise expressly provided herein, their respective heirs, devisees, successors and assigns.

     Section 3.3 DUPLICATE ORIGINALS. All parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

     Section 3.4 AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the Issuer and Holders representing a majority of the Registrable Securities then held by all Holders.

     Section 3.5 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy, or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the address or telecopy number set forth on the signature pages hereto (unless such contact information in the case of the Holders is updated by written notice from the affected Holder to the Issuer.

     Section 3.6 SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

     Section 3.7 NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     Section 3.8 NO THIRD PARTY BENEFICIARIES. Except as expressly provided in Section 2.8; this Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person who or which is not a party hereto; provided, that, this Agreement is also intended to be for the benefit of and is enforceable by each Holder.

     Section 3.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     Section 3.10 DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     Section 3.11 COUNTERPARTS. This Agreement may be executed in counterpart, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the Issuer and the Holders have caused this Agreement to be duly executed as of the day and year first above written.

                         LAMAR ADVERTISING COMPANY



                         By:___________________________
                         Name:___________________________
                         Title:___________________________

                         Address:

                         Lamar Advertising Company
                         5551 Corporate Boulevard
                         Baton Rouge, Louisiana  70808
                         Attention:  Keith Istre
                         Fax:  (225) 923-0658

                         HOLDERS:

                         CHANCELLOR MEDIA CORPORATION OF
                         LOS ANGELES



                         By:___________________________
                         Name:___________________________
                         Title:___________________________

                         Address:

                         1845 Woodall Rodgers Freeway
                         Suite 1300
                         Dallas, Texas  75201
                         Attention:  General Counsel
                         Fax:  (512) 340-7890

                         CHANCELLOR MEZZANINE HOLDINGS
                         CORPORATION



                         By:___________________________
                         Name:___________________________
                         Title:___________________________

                         Address:

                         1845 Woodall Rodgers Freeway
                         Suite 1300
                         Dallas, Texas  75201
                         Attention:  General Counsel
                         Fax:  (512) 340-7890